UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller, Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 35

Item 1.	Reports to Stockholders

Annual Report December 31, 2006

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering Eighteen Portfolios

•	Small Cap Growth Stock Portfolio
•	T. Rowe Price Small Cap Value Portfolio
•	Aggressive Growth Stock Portfolio
•	International Growth Portfolio
•	Franklin Templeton International Equity Portfolio
•	AllianceBernstein Mid Cap Value Portfolio
•	Index 400 Stock Portfolio
•	Janus Capital Appreciation Portfolio
•	Growth Stock Portfolio
•	Large Cap Core Stock Portfolio
•	Capital Guardian Domestic Equity Portfolio
•	T. Rowe Price Equity Income Portfolio
•	Index 500 Stock Portfolio
•	Asset Allocation Portfolio
•	Balanced Portfolio
•	High Yield Bond Portfolio
•	Select Bond Portfolio
•	Money Market Portfolio

Letter to Contract Owners

December 31, 2006

The headlines for 2006 are fairly straightforward — stocks performed well; bonds managed a seventh straight year of gains; and economic growth remained surprisingly healthy and inflation tame. However, the underlying story is more complicated. The slowdown in housing, muted job and wage gains, and higher energy prices and interest rates were all negatives for consumers.

Did the economy transcend these problems, or should we expect a delayed reaction? The answer may well be “yes” on both counts, depending upon your economic perspective. Middle- and lower-income Americans did indeed feel a pinch in their pocketbooks, while those in higher tax brackets continued to spend. Perhaps this sums it up best — it was a tough year for Wal-Mart, but Tiffany’s posted record profits.

Another important trend that helps explain performance across capital markets is this: risk assets reigned supreme in 2006, reflecting an increase in liquidity and the changing face of investors in the marketplace. 2006 witnessed a surge in mergers and acquisitions, companies going private, and share buybacks by public firms. Indeed, we saw hundreds of billions of dollars in net stock taken out of the market last year, when cash acquisitions of companies ran at twice the pace of 2005. Other things being equal, less supply translates into higher prices, and that was exactly what we got in the stock market in 2006.

Just as important, the face of the market is changing — hedge funds and private equity investors became increasingly influential in the global financial markets in 2006. These “sophisticated” investors accept high levels of risk in pursuit of excess return, using leverage to enhance performance (borrowing money in one market to deploy it in another, or borrowing against a company’s assets to increase their pool of available capital). In addition, some long-time market participants increased the risks in their portfolios, as many pension funds allocated a portion of their asset mix to private equity transactions.

These two trends met in the marketplace and helped propel risk assets to the top of the return tables for 2006. For example, high yield bonds outperformed higher quality, investment grade securities by a wide margin. For all of 2006, the Citigroup U.S. Broad Investment Grade Bond Index returned 4.33%, while the Citigroup High Yield Cash Pay Index returned 11.71%. The effect of this risk-seeking investment behavior has been to push the spread, or difference in yield, between riskier assets and Treasury securities to historic lows. In other words, the risk premium — your compensation for taking on additional risk — is being wrung out of the market.

It was a similar story in equities, where “value” stocks outperformed growth-oriented stocks for a seventh consecutive year. Private equity firms have been targeting lower quality, turnaround stories, as well as firms whose stock prices are lower than their asset-rich value, such as auto parts suppliers, utilities, and so on. These classic examples of “deep value” companies are convenient targets for buyouts — their prices are depressed, and if you are going to use leverage, you need hard assets to borrow against. For all of 2006, the S&P 500® Index was up 15.79%, but consider that its value and growth components returned 20.80% and 11.01%, respectively.

This phenomenon was not limited to the United States. The riskiest, emerging market stocks performed best in 2006, with the MSCI Emerging Market Index returning 32.17%. By comparison, the MSCI EAFE Index, a measure of performance in developed foreign markets, returned 26.86%.

The side effect of ramping up risk throughout financial markets is that it leaves both stocks and bonds priced for perfection. For example, the performance of stocks and high yield bonds suggests investors see a “Goldilocks” economy — not too hot, not too cold, but just right. Meanwhile, perhaps the best measure of the bond market’s view on the direction of the economy is the slope of the yield curve, which is currently pointing down. Reconciling these two views could be painful.

That said, the party looks set to continue until there is some event that tips the scales away from risk assets. These corrections — or if you like, a “re-pricing of risk” — occur from time to time. The 1980’s Mexican currency crisis and late ‘90s meltdown of hedge fund Long-Term Capital Management are a few high profile examples. But predicting when or if such an event will occur is impossible.

Precisely because the economic view is uncertain, it makes sense to take a prudent, measured approach to investing. I encourage you to meet with your financial representative on a regular basis to review your investment goals and risk tolerances and to help determine whether the mix of assets in your portfolio is appropriate for your current stage in life.

Let us hope then that when the investing headlines are written for 2007, they will include progress toward financial goals, regardless of economic or market trends.

Mark G. Doll Senior Vice President Investments

The Northwestern Mutual Life Insurance Company

(Northwestern Mutual)

Northwestern Mutual Series Fund, Inc.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors, LLC, disclaims any responsibility to update these views.

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Strive for the highest possible rate of capital appreciation by investing in small companies with potential for above-average growth.	$529 million

The Small Cap Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of companies in the United States with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index. Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment.)

Stocks performed well in 2006, but in contrast to recent years, large company stocks performed best. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while small-cap stocks returned 15.12%, as measured by the S&P 600® SmallCap Index. Mid-cap stocks lagged, as the S&P 400® MidCap Index returned 10.32% in 2006. Looking at performance by style, value stocks outperformed growth stocks by a wide margin yet again in 2006. Mid- and small-cap growth stocks — such as those in which the Small Cap Growth Stock Portfolio invests — were the poorest performing segments of the market.

For the year ended December 31, 2006, the Small Cap Growth Stock Portfolio returned 6.68%, trailing the Russell 2000 Index, which had a return of 18.37%, the Russell 2000 Growth Index, which had a return of 13.35%, and the S&P SmallCap 600® Index, which returned 15.12% for the same period. (These Indices are unmanaged, cannot be invested in directly, and do not include expenses.) The Portfolio also trailed its Lipper Small-Cap Growth Funds peer group, which had an average return of 11.12%.

The Portfolio’s underperformance in 2006 was largely the result of holding in the Health Care and Energy sectors. Holdings in the Industrials and Consumer Discretionary sectors contributed most to performance. Sector weightings in 2006 had no material impact on overall performance.

The Portfolio’s results were limited by disappointing performance from some of our Health Care holdings, including LCA-Vision, The Providence Service Corp., Symbion, and Horizon Health. These shares were plagued by company-specific issues, as well as worry over Medicare reimbursement rates and potential negative effects in the form of additional oversight or legislation from a Democratic Congress. Health Care device maker, FoxHollow, also detracted from performance after reporting slower-than-expected sales for one of its key products, and we have eliminated this position.

The Portfolio’s Energy holdings also disappointed in 2006. One of our leading detractors for the year was Energy Equipment and Services firm, Hydril. This firm had exposure to the volatile North American natural gas market and was vulnerable to a sell-off after performing very well in recent years. It was a similar story for James River Coal, where strong performance in 2005 turned negative in 2006. We have eliminated both positions. Coal is seen as a cheaper alternative to natural gas, so when natural gas prices weakened in 2006, coal’s pricing advantage decreased. On a positive note, we were able to take our profits from one of our leading contributors for the year, Energy Oil Services firm, FMC Technologies. The company consistently beat earnings estimates in 2006, enjoying strength in its business units outside of the Energy sector.

Looking at other positives, the Industrials sector was home to many of our leading contributors to performance. A good example is Corrections Corp. of America, which runs correctional facilities across the United States. This stock benefited from expanding business and a favorable municipal funding environment, making it the top contributor to performance. Other leading contributors were business support outsourcing firm ICT Group, and the Huron Consulting Group. Huron is a financial consulting firm with expertise in issues around stock option grants and executive compensation — this during a period when several high profile firms were hit with questions about the timing of option grants.

The Portfolio also enjoyed significant contributions to return from Consumer Discretionary companies, which was home to Specialty Retailer Golf Galaxy. This long-time Portfolio holding announced its intentions to be acquired by Dick’s Sporting Goods at a significant premium to its existing share price. Elsewhere in the Consumer Discretionary sector, global hotelier Orient-Express Hotels was a leading contributor, reporting better-than-expected earnings and experiencing positive financial results as a result of their expansion through the acquisition of several Asian properties.

Looking ahead to 2007, we will continue to look for companies that we believe are well managed, have solid growth in revenue and earnings, and have strong financial characteristics. We believe this bottom-up investment approach, based on holding what we feel are the best individual stocks we can find, is key to seeking solid performance over time. In addition, we believe the relative valuations of small-cap growth shares are more attractive now, after underperforming small-company value stocks in recent years, and these factors should help drive relative performance going forward.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
Small Cap Growth Stock Portfolio	6.68%	8.87%	15.01%
Russell 2000 Growth Index	13.35%	6.93%	3.65%
Russell 2000 Index	18.37%	11.39%	9.49%
S&P SmallCap 600 Index	15.12%	12.49%	12.61%
Small Cap Growth Funds Lipper Average	11.12%	5.75%	-
*Inception	date of 4/30/99

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the portfolio’s performance are the Russell 2000 Growth Index and Standard and Poor’s (S&P) SmallCap 600 Index. The indices cannot be invested in directly and do not include sales charges.

The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $1.206 billion; the median market capitalization was $643 million; and the largest company in the Index had a market capitalization of $3.045 billion and a smallest of $68 million.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $5.1 billion; the median market capitalization was approximately $1.09 billion. Market capitalization of companies in the Index ranged from $368.5 billion to $218.4 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the Index had an approximate market capitalization of $1.9 billion and a smallest of $218.4 million.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor’s Corporation. As of December 31, 2006, the 600 companies in the composite had a median market capitalization of $878.0 million and total market value of $615.4 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat’s database of over 9,653 equities.

The Portfolio is changing from the Russell 2000 Index to the Russell 2000 Growth Index because of the Russell 2000 Growth Index’s greater emphasis on small cap growth companies. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

The Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 250% of the dollar–weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small–cap growth funds typically have an above–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,029.40	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.83

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (89.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (15.5%)
*Blue Nile, Inc.	126,200	4,656
*Coldwater Creek, Inc.	93,900	2,302
*Golf Galaxy, Inc.	404,600	7,542
*Heelys, Inc.	2,736	88
*Hibbett Sporting Goods, Inc.	457,300	13,961
*Interface, Inc. — Class A	236,900	3,369
*LIFE TIME FITNESS, Inc.	203,500	9,872
*LKQ Corp.	483,800	11,123
*Morton’s Restaurant Group, Inc.	412,400	6,866
Orient-Express Hotels, Ltd. — Class A	205,437	9,721
*Pinnacle Entertainment, Inc.	249,500	8,268
*Williams Scotsman International, Inc.	210,400	4,128

Total		81,896

Consumer Staples (1.3%)
*United Natural Foods, Inc.	191,200	6,868

Total		6,868

Energy (2.7%)
*Dril-Quip, Inc.	106,900	4,186
*Grant Prideco, Inc.	120,000	4,772
World Fuel Services Corp.	123,100	5,474

Total		14,432

Financials (9.2%)
*Clayton Holdings, Inc.	73,000	1,366
*Evercore Partners, Inc.	20,200	744
First Republic Bank	61,300	2,396
*Global Cash Access Holdings, Inc.	422,300	6,854
Greater Bay Bancorp	206,700	5,442
Greenhill & Co., Inc.	130,500	9,631
Heartland Payment Systems, Inc.	265,200	7,492
International Securities Exchange Holdings, Inc.	96,600	4,520
*KBW, Inc.	78,393	2,304
*Nexity Financial Corp.	127,900	1,535
optionsXpress Holdings, Inc.	114,000	2,587
*Portfolio Recovery Associates, Inc.	81,700	3,815

Total		48,686

Health Care (19.1%)
*Adams Respiratory Therapeutics, Inc.	179,500	7,325
*Allscripts Healthcare Solutions, Inc.	335,900	9,066
*Centene Corp.	141,540	3,478
*HealthExtras, Inc.	66,600	1,605
*ICON PLC, ADR	221,700	8,358
*Kyphon, Inc.	89,100	3,600
*Noven Pharmaceuticals, Inc.	211,700	5,388
*Pediatrix Medical Group, Inc.	182,600	8,929
PolyMedica Corp.	150,800	6,094
*The Providence Service Corp.	341,985	8,594
*PSS World Medical, Inc.	357,700	6,986
*Psychiatric Solutions, Inc.	371,400	13,934

Common Stocks (89.2%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Radiation Therapy Services, Inc.	218,400	6,884
*ResMed, Inc.	164,100	8,077
*Ventana Medical Systems, Inc.	61,454	2,644

Total		100,962

Industrials (19.4%)
*ACCO Brands Corp.	214,800	5,686
*The Advisory Board Co.	212,000	11,349
*Beacon Roofing Supply, Inc.	243,250	4,578
Brady Corp. — Class A	146,300	5,454
Bucyrus International, Inc. — Class A	104,320	5,400
C.H. Robinson Worldwide, Inc.	70,080	2,866
The Corporate Executive Board Co.	64,800	5,683
*Corrections Corp. of America	172,075	7,783
Forward Air Corp.	98,464	2,849
*Huron Consulting Group, Inc.	221,600	10,046
*ICT Group, Inc.	277,100	8,754
Knight Transportation, Inc.	215,967	3,682
Knoll, Inc.	283,900	6,246
*Marlin Business Services Corp.	345,120	8,293
*Marten Transport, Ltd.	185,300	3,397
*PeopleSupport, Inc.	272,300	5,732
*Resources Connection, Inc.	13,500	430
*VistaPrint, Ltd.	138,100	4,572

Total		102,800

Information Technology (18.6%)
*Bankrate, Inc.	134,668	5,111
*Blackboard, Inc.	387,000	11,626
*Comtech Group, Inc.	70,700	1,286
*Cymer, Inc.	82,200	3,613
*DealerTrack Holdings, Inc.	227,100	6,681
*Diodes, Inc.	33,700	1,196
*Entegris, Inc.	345,500	3,738
*Euronet Worldwide, Inc.	94,200	2,797
*First Solar, Inc.	5,562	166
*Forrester Research, Inc.	178,400	4,836
*Isilon Systems, Inc.	5,618	155
*Kenexa Corp.	260,489	8,664
*The Knot, Inc.	117,600	3,086
*MKS Instruments, Inc.	177,050	3,998
*Netlogic Microsystems, Inc.	219,260	4,756
*Plexus Corp.	143,900	3,436
*RF Micro Devices, Inc.	684,300	4,646
*Silicon Image, Inc.	249,800	3,177
*Sonic Solutions	195,600	3,188
*Tessera Technologies, Inc.	259,800	10,480
*THQ, Inc.	298,450	9,706
*The Ultimate Software Group, Inc.	95,267	2,216

Total		98,558

Materials (2.2%)
Airgas, Inc.	182,350	7,389
Silgan Holdings, Inc.	93,700	4,115

Total		11,504

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Common Stocks (89.2%)	Shares/ $ Par	Value $ (000’s)

Utilities (1.2%)
ITC Holdings Corp.	154,300	6,157

Total		6,157

Total Common Stocks (Cost: $412,626)		471,863

Money Market Investments (10.7%)

Autos (1.9%)
Daimler Chrysler Auto, 5.28%, 1/9/07	5,000,000	4,994
Fcar Owner Trust 1, 5.32%, 1/17/07	5,000,000	4,988

Total		9,982

Federal Government & Agencies (0.5%)
(b)Federal Home Loan Mortgage Corp., 5.128%, 3/23/07	2,500,000	2,472

Total		2,472

Finance Lessors (2.8%)
(b)Thunder Bay Funding, Inc., 5.33%, 1/8/07	5,000,000	4,995
(b)Windmill Funding Corp., 5.29%, 1/18/07	10,000,000	9,975

Total		14,970

Finance Services (1.9%)
Bryant Park Funding LLC, 5.31%, 1/16/07	5,000,000	4,989
Bryant Park Funding LLC, 5.33%, 1/11/07	5,000,000	4,993

Total		9,982

National Commercial Banks (0.8%)
UBS Finance LLC, 5.27%, 1/2/07	4,000,000	3,999

Total		3,999

Money Market Investments (10.7%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (2.8%)
(b)Old Line Funding Corp., 5.25%, 1/5/07	5,000,000	4,997
Sheffield Receivables, 5.29%, 1/30/07	5,000,000	4,979
(b)Sheffield Receivables, 5.34%, 1/3/07	5,000,000	4,998

Total		14,974

Total Money Market Investments (Cost: $56,378)		56,379

Total Investments (99.9%) (Cost $469,004)(a)		528,242

Other Assets, Less Liabilities (0.1%)		370

Net Assets (100.0%)		528,612

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $469,589 and the net unrealized appreciation of investments based on that cost was $58,653 which is comprised of $66,322 aggregate gross unrealized appreciation and $7,669 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) $ (000’s)
Russell 2000 Index Futures (Long)	68	3/07	(269)
(Total Notional Value at December 31, 2006, $27,295 )

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

T. Rowe Price Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in small companies whose common stocks are believed to be undervalued in relation to their prospects for growth.	$325 million

The T. Rowe Price Small Cap Value Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600® Index. Equity securities of small companies are selected based on management’s belief that they are undervalued with good prospects for capital appreciation based on such measures as, for example, company book or asset values, earnings, cash flow and business franchises. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

For the year ended December 31, 2006, the Portfolio outpaced its benchmark, the small/mid-cap S&P SmallCap 600® Index. For the year, the T. Rowe Price Small Cap Value Portfolio returned 16.55%, compared with the 15.12% return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include expenses.) The Portfolio’s return was also ahead of the 15.23% average return of its peer group, the Lipper Small Cap Core Funds. Sector positioning had much to do with the Portfolio’s relative strength, although stock selection was broadly positive as well. The Lipper Small Cap Value Fund peer group returned an average of 17.31% for the year ended December 31, 2006.

Small- and mid-cap stocks had an eventful 2006. After extending their multi-year trend of dominance over large-caps in the early months of the year, they took a step back in the summer. With interest rates elevated and economic growth slowing, investor sentiment appeared to shift away from riskier assets. But a late year market rally gave small-caps in particular a boost. Investors seemed to focus on areas that could take advantage of rising global economic growth, including Materials and Telecommunication Services companies. However, all sectors in the S&P SmallCap 600® Index had positive returns for the year.

By a large margin, the Portfolio’s most productive position relative to its Index was in the Health Care sector. Health Care was a notable laggard for the year in the Index, and a significant underweight in the group added value. Moreover, stock selection in the Biotechnology and Health Care Equipment and Supplies segments helped the Portfolio’s Health Care weighting outperform its benchmark counterpart.

Likewise, strong stock selection and an underweight position combined to make Information Technology the Portfolio’s second most productive contributor to relative returns. Stock selection in Software was a significant driver of outperformance. RSA, a leading provider of security authentication services, was the top contributor in this group as it was purchased by EMC at a premium price.

An underweight in the relatively weak Consumer Discretionary area proved effective during the period, and the Portfolio’s stock choices in this group added to performance. We have tread carefully in this sector, which has been harmed by elevated interest rates and energy prices as well as softness in the housing market. Limiting our stake in Household Durables was helpful.

These relatively beneficial positions were countered to a modest degree by weakness in Consumer Staples and Industrials and Business Services. While the Consumer Discretionary sector trailed the benchmark average in 2006, Consumer Staples fared significantly better. The Portfolio was underweighted in this area, and our stock choices did not keep pace with their benchmark counterparts.

In the Industrials and Business Services group, we were correctly overweighted as the sector posted above-average results. But stock selection was not productive during the period, particularly among Machinery and Commercial Services and Supplies stocks, which were hurt by concerns over slowing economic growth.

We expect 2007 to be a decent year for equities, although stocks will likely have to swim against the currents of a gradually slowing economy and moderating profit margins. A slowing economy should favor larger growth stocks, which, unlike cyclical companies, are not as heavily reliant on good economic growth to prosper. As always, the potential exists for external shocks in the form of an overseas financial crisis or another event. Should profits increase at a slower pace, investors would have to rely on expanding multiples, or increasing price-to-earnings ratios, for any major increase in stock prices.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
T.Rowe Price Small Cap Value Portfolio	16.55%	14.71%	13.87%
Russell 2000 Value Index	23.48%	15.37%	14.83%
S&P SmallCap 600 Index	15.12%	12.49%	11.89%
Small Cap Core Funds Lipper Average	15.23%	10.44%	-
Small Cap Value Funds Lipper Average	17.31%	13.78%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees.

The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $1.198 billion; the median market capitalization was $662 million. The largest company in the Index had a market capitalization of $3.045 billion and a smallest of $92 million.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor’s Corporation. As of December 31, 2006, the 600 companies in the composite had a median market capitalization of $878.0 million and total market value of $615.4 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat’s database of over 9,653 equities.

The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 250% of the dollar–weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small–cap core funds have more latitude in the companies in which they invest. These funds typically have an average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

The Lipper Variable Insurance Products (VIP) Small Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,063.70	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.45

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (13.9%)
Aaron Rents, Inc.	160,800	4,629
Aaron Rents, Inc.— Class A	4,725	125
*Amazon.com, Inc.	8,700	343
*Apollo Group, Inc. — Class A	8,500	331
*Armstrong World Industries, Inc.	4,000	170
Belo Corp. — Class A	18,100	332
Brunswick Corp.	13,400	427
Building Materials Holding Corp.	52,500	1,296
*Career Education Corp.	8,600	213
*Cox Radio, Inc. — Class A	17,400	284
CSS Industries, Inc.	46,600	1,648
*Culp, Inc.	32,600	168
*Discovery Holding Co.	34,400	553
Dollar General Corp.	17,200	276
Dow Jones & Co., Inc.	12,100	460
*Drew Industries, Inc.	12,400	323
*Echostar Communications Corp.	9,100	346
Family Dollar Stores, Inc.	21,700	636
Fred’s, Inc.	70,000	843
The Gap, Inc.	32,000	624
*Gemstar-TV Guide International, Inc.	41,500	166
H&R Block, Inc.	32,700	753
*Hancock Fabrics, Inc.	65,000	224
Hasbro, Inc.	5,100	139
Haverty Furniture Companies, Inc.	107,500	1,591
Journal Register Co.	77,000	562
*Lamar Advertising Co. — Class A	5,000	327
*Liberty Media Holding Corp.	3,400	333
*Live Nation	31,000	694
M/I Homes, Inc.	27,300	1,043
Mattel, Inc.	34,500	782
Matthews International Corp. — Class A	84,200	3,313
Meredith Corp.	5,700	321
The New York Times Co. — Class A	21,500	524
Newell Rubbermaid, Inc.	11,400	330
OSI Restaurant Partners, Inc.	13,500	529
Pearson PLC, ADR	35,500	536
Pool Corp.	73,325	2,872
*RARE Hospitality International, Inc.	93,250	3,071
Reuters Group PLC, ADR	3,000	157
Ruby Tuesday, Inc.	43,300	1,188
*Saga Communications, Inc. — Class A	84,600	813
*Scholastic Corp.	14,600	523
Skyline Corp.	34,500	1,388
Stanley Furniture Co., Inc.	61,000	1,308
Stein Mart, Inc.	150,000	1,989
The TJX Companies, Inc.	20,100	573
Tribune Co.	31,500	970
*TRW Automotive Holdings Corp.	18,000	466
*Univision Communications, Inc. — Class A	19,200	680
Weight Watchers International, Inc.	14,100	741
Winnebago Industries, Inc.	56,600	1,863
*XM Satellite Radio Holdings, Inc.	36,000	520

Total		45,316

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples (2.7%)
Alberto-Culver Co.	5,300	114
*Alliance One International, Inc.	109,300	772
Campbell Soup Co.	3,100	121
Casey’s General Stores, Inc.	71,500	1,683
The Clorox Co.	11,700	751
Coca-Cola Enterprises, Inc.	34,500	704
ConAgra Foods, Inc.	31,500	851
H.J. Heinz Co.	2,900	131
McCormick & Co., Inc.	5,200	201
Nash Finch Co.	38,500	1,050
Sara Lee Corp.	51,600	878
*Wild Oats Markets, Inc.	49,300	709
*Winn-Dixie Stores, Inc.	47,400	640
Wm. Wrigley Jr. Co.	2,200	114

Total		8,719

Energy (7.7%)
*Atwood Oceanics, Inc.	35,200	1,724
CARBO Ceramics, Inc.	29,200	1,091
*Forest Oil Corp.	66,350	2,168
*Geomet, Inc.	22,400	233
*Hanover Compressor Co.	36,000	680
Hess Corp.	16,500	818
*Lone Star Technologies, Inc.	25,800	1,249
*Mariner Energy, Inc.	56,293	1,103
Murphy Oil Corp.	22,000	1,119
Penn Virginia Corp.	58,400	4,091
*TETRA Technologies, Inc.	151,300	3,870
*Todco	65,800	2,248
*Union Drilling, Inc.	23,700	334
*W-H Energy Services, Inc.	38,300	1,865
*Whiting Petroleum Corp.	52,400	2,442

Total		25,035

Financials (18.7%)
Allied Capital Corp.	48,100	1,572
Ares Capital Corp.	47,900	915
Aspen Insurance Holdings, Ltd.	8,400	221
Axis Capital Holdings, Ltd.	19,500	651
Boston Private Financial Holdings, Inc.	45,200	1,275
Commerce Bancshares, Inc.	12,634	612
*E*TRADE Financial Corp.	7,800	175
East West Bancorp, Inc.	94,500	3,347
First Financial Fund, Inc.	114,913	1,737
First Horizon National Corp.	17,800	744
First Niagara Financial Group, Inc.	12,500	186
First Potomac Realty Trust	74,500	2,169
First Republic Bank	96,900	3,787
Genworth Financial, Inc.	10,500	359
Hercules Technology Growth Capital, Inc.	94,600	1,348
Home Bancshares, Inc.	10,200	245
Innkeepers USA Trust	53,200	825
Investors Financial Services Corp.	13,100	559

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Janus Capital Group, Inc.	22,100	477
Kilroy Realty Corp.	60,900	4,749
*Kohlberg Capital Corp.	103,000	1,782
Lasalle Hotel Properties	61,600	2,824
Lazard, Ltd. — Class A	2,700	128
Lincoln National Corp.	6,363	423
*Markel Corp.	4,900	2,352
Marsh & McLennan Companies, Inc.	52,800	1,619
Max Re Capital, Ltd.	72,100	1,790
The Midland Co.	48,800	2,047
Netbank, Inc.	83,000	385
NewAlliance Bancshares, Inc.	16,200	266
Northern Trust Corp.	9,900	601
Ohio Casualty Corp.	10,800	322
*OneBeacon Insurance Group, Ltd.	6,500	182
Parkway Properties, Inc.	2,500	128
PNC Financial Services Group, Inc.	4,700	348
Popular, Inc.	13,100	235
Potlatch Corp.	53,900	2,362
*ProAssurance Corp.	81,300	4,058
Regions Financial Corp.	10,600	396
The St. Joe Co.	7,300	391
The St. Paul Travelers Companies, Inc.	10,330	555
Strategic Hotels & Resorts, Inc.	97,800	2,131
*SVB Financial Group	74,100	3,455
Synovus Financial Corp.	24,300	749
TCF Financial Corp.	12,000	329
UnumProvident Corp.	7,900	164
Valley National Bancorp	1,680	45
Washington Real Estate Investment Trust	54,500	2,180
Westamerica Bancorporation	13,100	663
Willis Group Holdings, Ltd.	19,300	766
Wintrust Financial Corp.	15,700	754
XL Capital, Ltd. — Class A	6,200	447

Total		60,830

Health Care (6.3%)
*Affymetrix, Inc.	11,000	254
Analogic Corp.	16,300	915
Arrow International, Inc.	40,000	1,415
*Barr Pharmaceuticals, Inc.	5,900	296
Becton, Dickinson & Co.	1,900	133
*Diversa Corp.	117,300	1,276
*Exelixis, Inc.	94,300	849
Health Management Associates, Inc. — Class A	33,600	709
*HEALTHSOUTH Corp.	2,360	53
*LifePoint Hospitals, Inc.	1,300	44
*Lincare Holdings, Inc.	22,200	884
*MedImmune, Inc.	11,500	372
*Myriad Genetics, Inc.	89,800	2,811
*Neurocrine Biosciences, Inc.	5,200	54
*OSI Pharmaceuticals, Inc.	8,000	280
Owens & Minor, Inc.	96,900	3,029
*Pharmion Corp.	50,000	1,287
*St. Jude Medical, Inc.	16,700	611
*Triad Hospitals, Inc.	5,900	247
Universal Health Services, Inc. — Class B	17,800	987

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Valeant Pharmaceuticals International	26,500	457
West Pharmaceutical Services, Inc.	54,200	2,777
*Zimmer Holdings, Inc.	9,500	745

Total		20,485

Industrials (19.8%)
*Accuride Corp.	50,000	563
*AirTran Holdings, Inc.	86,100	1,011
*Allied Waste Industries, Inc.	42,300	520
American Power Conversion Corp.	10,100	309
American Standard Companies, Inc.	13,400	614
Ameron International Corp.	27,400	2,093
Belden CDT, Inc.	75,800	2,963
C&D Technologies, Inc.	70,500	334
*Casella Waste Systems, Inc. — Class A	103,700	1,268
Cintas Corp.	12,500	496
Deere & Co.	4,000	380
*Dollar Thrifty Automotive Group, Inc.	65,600	2,992
EDO Corp.	36,900	876
*Electro Rent Corp.	102,300	1,708
Equifax, Inc.	15,900	646
Franklin Electric Co., Inc.	70,300	3,613
*FTI Consulting, Inc.	82,000	2,287
G & K Services, Inc. — Class A	54,700	2,127
*Genesee & Wyoming, Inc.	88,900	2,333
*The Genlyte Group, Inc.	34,200	2,671
*Hertz Global Holdings, Inc.	24,300	423
IDEX Corp.	57,400	2,721
*Insituform Technologies, Inc. — Class A	106,200	2,746
*Kirby Corp.	99,000	3,379
Laidlaw International, Inc.	21,500	654
Landstar System, Inc.	123,200	4,705
Macquarie Infrastructure Co. Trust	57,900	2,054
Manpower, Inc.	9,600	719
McGrath Rentcorp	97,500	2,986
Nordson Corp.	61,100	3,045
Raytheon Co.	7,200	380
Southwest Airlines Co.	55,000	843
Synagro Technologies, Inc.	65,900	291
Universal Forest Products, Inc.	35,000	1,632
*USG Corp.	9,300	510
UTI Worldwide, Inc.	107,120	3,203
*Waste Connections, Inc.	45,400	1,886
Woodward Governor Co.	56,800	2,256

Total		64,237

Information Technology (10.9%)
*Advanced Energy Industries, Inc.	70,800	1,336
*ATMI, Inc.	43,500	1,328
AVX Corp.	36,800	544
*Brooks Automation, Inc.	190,900	2,748
*Digitas, Inc.	113,200	1,518
*Entegris, Inc.	147,398	1,595
*Fairchild Semiconductor International, Inc.	27,000	454
*GSI Group, Inc.	136,600	1,324
*Intuit, Inc.	28,500	870
KLA-Tencor Corp.	4,000	199
Landauer, Inc.	23,900	1,254
*Littelfuse, Inc.	52,000	1,658

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Methode Electronics, Inc. — Class A	41,200	446
Molex, Inc. — Class A	30,100	834
*MPS Group, Inc.	187,800	2,662
*Nortel Networks Corp.	32,430	867
*Novellus Systems, Inc.	22,300	768
*Packeteer, Inc.	84,500	1,149
*Premiere Global Services, Inc.	155,100	1,464
*Progress Software Corp.	89,700	2,505
Sabre Holdings Corp. — Class A	14,700	469
*SPSS, Inc.	68,325	2,055
StarTek, Inc.	66,800	904
*Sun Microsystems, Inc.	158,400	859
*Synopsys, Inc.	20,700	553
*Teradyne, Inc.	49,100	735
Total System Services, Inc.	4,500	119
*Websense, Inc.	88,600	2,023
*Wind River Systems, Inc.	184,300	1,889
Xilinx, Inc.	16,600	395

Total		35,524

Materials (10.3%)
Airgas, Inc.	71,200	2,885
American Vanguard Corp.	1,400	22
AngloGold Ashanti, Ltd., ADR	16,000	753
AptarGroup, Inc.	47,200	2,787
Arch Chemicals, Inc.	61,300	2,042
Bowater, Inc.	13,800	311
Carpenter Technology Corp.	28,700	2,942
Chesapeake Corp.	23,100	393
Deltic Timber Corp.	40,600	2,265
*Domtar, Inc.	75,000	633
Florida Rock Industries, Inc.	56,600	2,437
Gibraltar Industries, Inc.	84,300	1,982
Innospec, Inc.	51,300	2,388
International Paper Co.	30,900	1,054
Louisiana-Pacific Corp.	23,700	510
MacDermid, Inc.	11,400	389
MeadWestvaco Corp.	7,000	210
*Meridian Gold, Inc.	53,700	1,492
Metal Management, Inc.	68,300	2,585
Myers Industries, Inc.	82,400	1,290
*Nalco Holding Co.	52,100	1,066
*Symyx Technologies, Inc.	52,800	1,140
Wausau Paper Corp.	99,100	1,486
Weyerhaeuser Co.	6,800	480

Total		33,542

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Other Holdings (0.6%)
Russell 2000 Value Index	23,400	1,872

Total		1,872

Telecommunication Services (0.2%)
Telephone and Data Systems, Inc.	5,600	304
*Wireless Facilities, Inc.	169,600	484

Total		788

Utilities (4.2%)
Black Hills Corp.	57,300	2,117
Cleco Corp.	80,100	2,021
Duke Energy Corp.	21,000	697
*Dynegy, Inc. — Class A	74,800	542
*El Paso Electric Co.	76,800	1,872
Energy East Corp.	10,300	255
*Mirant Corp.	15,000	474
NiSource, Inc.	18,900	455
Pinnacle West Capital Corp.	18,300	928
Southwest Gas Corp.	55,200	2,117
TECO Energy, Inc.	60,800	1,048
Vectren Corp.	39,300	1,111

Total		13,637

Total Common Stocks (Cost: $232,668)		309,985

Convertible Corporate Bonds (0.2%)

Telephone and Telegraph Apparatus (0.2%)
Lucent Technologies, 2.75%, 8/1/31	494,000	558

Total Convertible Corporate Bonds (Cost: $488)		558

Preferred Stocks (0.1%)

Consumer Discretionary (0.1%)
General Motors Corp.	7,600	192

Total		192

Industrials (0.0%)
Allied Waste Industries, Inc.	600	197

Total		197

Total Preferred Stocks (Cost: $316)		389

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Money Market Investments (4.8%)	Shares/ $ Par	Value $ (000’s)

Other Holdings (4.8%)
Reserve Investment Fund	15,459,547	15,460

Total Money Market Investments (Cost: $15,460)		15,460

Total Investments (100.4%) (Cost $248,932)(a)		326,392

Other Assets, Less Liabilities (-0.4%)		(1,419)

Net Assets (100.0%)		324,973

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $248,988 and the net unrealized appreciation of investments based on that cost was
$77,404 which is comprised of $84,031 aggregate gross
unrealized appreciation and $6,627 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

Aggressive Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Strive for the highest possible rate of capital appreciation by investing in small and mid-sized companies with potential for above-average growth.	$1.2 billion

The Aggressive Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) primarily in stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenue and earnings, opportunities for margin expansion and strong financial characteristics.

For the year ended December 31, 2006, the S&P MidCap 400® Index returned 10.32% and the Russell Midcap Growth Index returned 10.66%, both lagging the S&P 500® Index (a gauge of large-cap stock performance), which returned 15.79%, and the S&P SmallCap 600® Index, which returned 15.12%. Looking at performance by style, “value” stocks generally outperformed “growth” stocks in 2006. What’s more, mid-cap growth stocks, such as those in which the Aggressive Growth Stock Portfolio invests, made up the weakest-performing segment of the U.S. stock market.

In that environment, the Aggressive Growth Stock Portfolio returned 4.40% for the year ended December 31, 2006, underperforming the Standard & Poor’s MidCap 400® Index and the Russell Midcap Growth Index. (These indices are unmanaged, cannot be invested in directly, and do not include expenses.) The Portfolio also underperformed its Lipper Mid-Cap Growth Funds peer group, which had an average return of 8.66%.

Among the biggest detractors from the Portfolio’s performance were shares in the Health Care and Energy sectors. On a positive note, Information Technology shares contributed most to returns.

The portfolio’s underperformance in 2006 was largely the result of holdings in the Health Care sector. The Portfolio’s return was negatively impacted by our positioning and stock selection among Medical Device Makers, Biotechnology firms, and Health Care Providers. The leading detractor in the Health Care space was Biotech firm Neurocrine Biosciences. In May 2006, it received an unfavorable FDA decision on its new sleep drug, hurting its share price. We chose to eliminate this stock from the Portfolio in 2006. Another key detractor from performance was ResMed, a medical device firm hurt by worry over increasing competition and loss of market share in a leading product line.

Our Energy holdings also disappointed, as this segment was one of the key detractors from Portfolio performance. Exploration and Production firms tied to the North American natural gas market suffered as prices declined amid slack demand and rising inventories in 2006. Lower natural gas prices also negatively affected our holdings in the Oil, Gas, and Consumable Fuels Industry. CONSOL Energy, a leading coal and gas provider, suffered from lower energy prices and reduced demands for electricity. In comparison to the benchmark, we were underweight in Materials and Industrials which performed well in 2006. As a result, this detracted from performance.

The Portfolio’s top individual contributor to performance was a Financial Services firm serving the Energy market, IntercontinentalExchange, an energy exchange company benefiting from intense volatility and energy trading activity in 2006. The company enjoyed record trading volume and acquired the New York Board of Trade during the year.

Many other positive contributors were in the Information Technology sector, home to such leading contributors as ValueClick, VeriFone Holdings, ATI Technologies, and Alliance Data Systems, among others. Top-ten holding ValueClick, an Internet ad agency, benefited from an explosion of Internet traffic and transactions, as well as a shift of advertising spending away from traditional print and TV ads to the Internet. Another of the Portfolio’s biggest contributors was ATI Technologies. This maker of computer graphics chips for PCs and other electronic devices participated in a merger during the year with chip maker Advanced Micro Devices.

Looking ahead to 2007, we will continue to look for companies we believe are well managed, have solid growth in revenue and earnings and have strong financial characteristics. We believe this bottom-up investment approach based on holding the best individual stocks we can find is key as we seek to deliver solid performance over time. In addition, after a year of underperforming large- and small-company stocks, we believe relative valuations in the mid-cap space are more attractive and could present opportunities for the Portfolio.

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Aggressive Growth Stock Portfolio	4.40%	4.47%	6.43%
Russell Midcap Growth Index	10.66%	8.22%	8.62%
S&P MidCap 400 Index	10.32%	10.89%	13.47%
Mid Cap Growth Funds Lipper Average	8.66%	6.26%	8.40%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks. Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Since the Portfolio invests primarily in medium-capitalization (Mid-Cap) issues, the indices that best reflect the Portfolio’s performance is the S&P MidCap 400 Index and Russell Midcap Growth Index. The indices cannot be invested in directly and do not include sales charges.

The Russell Midcap Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. As of December 31, 2006, the average market capitalization of the Russell Midcap Growth Index was approximately $8.409 billion; the median market capitalization was approximately $4.269 billion. The largest company in the Index had an approximate market capitalization of $21.427 billion and a smallest of $1.177 billion.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2006, the 400 companies in the composite had a median market capitalization of $2.7 billion and total market value of $1.2 trillion. The MidCap 400 represents approximately 5.5% of the market value of Compustat’s database of over 9,600 equities.

The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid–cap growth funds typically have an above–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,006.30	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.30	$2.63

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (91.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.3%)
Abercrombie & Fitch Co. — Class A	112,300	7,819
*Aeropostale, Inc.	247,120	7,629
Choice Hotels International, Inc.	43,500	1,831
*GameStop Corp. — Class A	215,500	11,876
*Lamar Advertising Co. — Class A	179,325	11,726
*O’Reilly Automotive, Inc.	406,360	13,028
Pool Corp.	254,200	9,957
Station Casinos, Inc.	80,900	6,607
*Urban Outfitters, Inc.	159,600	3,676

Total		74,149

Consumer Staples (0.7%)
*Herbalife, Ltd.	209,100	8,397

Total		8,397

Energy (7.7%)
*Cameron International Corp.	322,900	17,130
ENSCO International, Inc.	335,500	16,795
*National-Oilwell Varco, Inc.	225,200	13,778
*Newfield Exploration Co.	401,000	18,426
Range Resources Corp.	508,300	13,958
Smith International, Inc.	270,300	11,101

Total		91,188

Financials (15.6%)
Assured Guaranty, Ltd.	347,785	9,251
Brown & Brown, Inc.	599,100	16,901
Chicago Mercantile Exchange Holdings, Inc.	58,300	29,717
The Colonial BancGroup, Inc.	533,900	13,743
*IntercontinentalExchange, Inc.	247,783	26,735
*Investment Technology Group, Inc.	353,840	15,173
Investors Financial Services Corp.	248,180	10,590
Legg Mason, Inc.	63,870	6,071
SEI Investments Co.	203,000	12,091
*SVB Financial Group	229,600	10,704
*TD Ameritrade Holding Corp.	842,600	13,633
Ventas, Inc.	464,900	19,675

Total		184,284

Health Care (17.4%)
Caremark Rx, Inc.	269,134	15,370
*Celgene Corp.	211,900	12,191
*Covance, Inc.	280,500	16,524
*Cytyc Corp.	220,000	6,226
*DaVita, Inc.	511,200	29,078
*Express Scripts, Inc.	122,400	8,764
*Gen-Probe, Inc.	184,100	9,641
*Illumina, Inc.	179,400	7,052
*Immucor, Inc.	277,100	8,100
*Intuitive Surgical, Inc.	103,100	9,887
*Kyphon, Inc.	213,720	8,634
Mentor Corp.	263,600	12,882

Common Stocks (91.9%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*ResMed, Inc.	347,100	17,084
*Varian Medical Systems, Inc.	239,800	11,407
*VCA Antech, Inc.	804,600	25,901
*Ventana Medical Systems, Inc.	160,238	6,895

Total		205,636

Industrials (17.6%)
The Corporate Executive Board Co.	173,620	15,226
*Corrections Corp. of America	455,150	20,586
Expeditors International of Washington, Inc.	227,060	9,196
Fastenal Co.	285,980	10,261
Graco, Inc.	395,100	15,654
Herman Miller, Inc.	350,100	12,730
J.B. Hunt Transport Services, Inc.	397,900	8,264
Joy Global, Inc.	365,700	17,678
Manitowoc Co., Inc.	172,700	10,264
*Monster Worldwide, Inc.	171,800	8,013
*Nutri/System, Inc.	217,400	13,781
Ritchie Bros. Auctioneers, Inc.	361,900	19,376
Robert Half International, Inc.	508,300	18,868
*Spirit Aerosystems Holdings, Inc.	219,000	7,330
*Stericycle, Inc.	271,400	20,491

Total		207,718

Information Technology (23.8%)
*Activision, Inc.	1,132,810	19,530
*Alliance Data Systems Corp.	311,000	19,428
*Altera Corp.	192,300	3,784
Amphenol Corp. — Class A	356,300	22,119
*Citrix Systems, Inc.	202,000	5,464
*Cognizant Technology Solutions Corp. — Class A	286,800	22,129
*Digital River, Inc.	273,500	15,259
*Euronet Worldwide, Inc.	230,900	6,855
FactSet Research Systems, Inc.	293,700	16,588
Harris Corp.	454,300	20,834
Jabil Circuit, Inc.	171,820	4,218
KLA-Tencor Corp.	159,180	7,919
*MEMC Electronic Materials, Inc.	325,900	12,756
Microchip Technology, Inc.	501,495	16,399
*Micros Systems, Inc.	45,000	2,372
*SRA International, Inc. — Class A	292,380	7,818
*ValueClick, Inc.	1,119,460	26,453
*VeriFone Holdings, Inc.	766,400	27,132
*WebEx Communications, Inc.	714,800	24,939

Total		281,996

Materials (1.7%)
Praxair, Inc.	342,240	20,305

Total		20,305

Telecommunication Services (1.1%)
*NeuStar, Inc. — Class A	415,500	13,479

Total		13,479

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Common Stocks (91.9%)	Shares/ $ Par	Value $ (000’s)

Utilities (0.0%)
*Dynegy, Inc. — Class A	1,795	13

Total		13

Total Common Stocks (Cost: $963,292)		1,087,165

Money Market Investments (7.9%)

Autos (0.8%)
Fcar Owner Trust 1, 5.32%, 1/17/07	10,000,000	9,976

Total		9,976

Federal Government & Agencies (0.2%)
Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	2,500,000	2,472

Total		2,472

Finance Lessors (1.8%)
Thunder Bay Funding, Inc., 5.27%, 1/8/07	10,000,000	9,991
Windmill Funding Corp., 5.29%, 1/18/07	10,000,000	9,975

Total		19,966

Finance Services (0.8%)
(b)Bryant Park Funding LLC, 5.33%, 1/11/07	10,000,000	9,985

Total		9,985

Miscellaneous Business Credit Institutions (0.8%)
(b)Park Avenue Receivables, 5.29%, 1/31/07	10,000,000	9,956

Total		9,956

National Commercial Banks (0.9%)
UBS Finance LLC, 5.27%, 1/2/07	11,100,000	11,098

Total		11,098

Security Brokers and Dealers (0.8%)
(b)Morgan Stanley Dean Witter, 5.26%, 1/29/07	10,000,000	9,959

Total		9,959

Money Market Investments (7.9%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.8%)
Old Line Funding Corp., 5.29%, 1/17/07	10,000,000	9,976
Sheffield Receivables, 5.31%, 1/16/07	10,000,000	9,978

Total		19,954

Total Money Market Investments (Cost: $93,365)		93,366

Total Investments (99.8%) (Cost $1,056,657)(a)		1,180,531

Other Assets, Less Liabilities (0.2%)		2,953

Net Assets (100.0%)		1,183,484

*	Non-Income Producing
(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $1,059,137 and the net unrealized appreciation of investments based on that cost was $121,394 which is comprised of $134,961 aggregate gross unrealized appreciation and $13,567 aggregate gross unrealized depreciation.
(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) $ (000’s)
Midcap 400 Index Futures (Long)	62	3/07	(540)
(Total Notional Value at December 31, 2006, $25,690 )

The Accompanying Notes are an Integral Part of the Financial Statements.

Aggressive Growth Stock Portfolio

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in companies primarily outside the U.S. that have above-average growth potential.	$273 million

The International Growth Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. selected for their attractive growth potential based on management’s assessment of a combination of solid fundamentals, attractive valuation and positive technical evaluation.

International equities, as measured by the MSCI EAFE (Europe, Australasia, and Far East) Index return of 26.86%, enjoyed another year of solid returns for the twelve months ended December 31, 2006. Many of the world’s developed markets produced a double-digit gain, except for Japan. In addition, based on the MSCI Emerging Market Index, emerging market stocks performed very well overall, though a sharp correction mid-year made for a bumpy ride. These results were helped by generally strong economic growth around the globe, despite high energy prices and rising interest rates. High commodity prices, however, benefit many emerging market economies rich in natural resources. As in the United States, value-oriented shares outperformed growth in many foreign markets in 2006. This made for a difficult environment for the International Growth Portfolio relative to the EAFE Index, because the Portfolio typically does not hold the value-oriented stocks that led the market. However, the Portfolio’s modest emerging market slice of 8.6% added to relative returns.

For the year ended December 31, 2006, the International Growth Portfolio had a return of 21.48%, compared with the 26.86% return of the EAFE Index. (This Index is unmanaged, cannot be invested in directly, and does not include expenses.) The Portfolio trailed the 24.61% average return of its peer group, the Lipper International Growth Funds.

The Portfolio experienced a reversal of fortune in 2006 with respect to its holdings in Japan and South Korea. These holdings were positive contributors in 2005, but contributed directly to relative underperformance in 2006. In addition, the stocks that limited the Portfolio’s relative return the most tended to be small, growth-oriented holdings.

It helped performance to be underweight in Japan, which was not only the worst-performing developed market for the year but also the only one to produce just a single digit gain. The Portfolio’s Japanese performance, however, suffered from poor stock selection, such as retailers Ryohin Keikaku and Shimamura. Chiyoda, an engineering and construction company, is a good example of a stock that turned in a disappointing 2006 performance after a stellar run in 2005. Chiyoda did well as energy prices rose in 2005 on orders for facilities involved in the production and processing of alternative sources of energy, predominantly LNG (liquefied natural gas). But as energy prices came down from their highs in 2006 and some major projects neared completion, investors worried about future profit projections.

In South Korea, two small Information Technology holdings, Humax, which was sold out of the Portfolio in June 2006, and Telechips, disappointed. Humax was affected by an unfavorable product mix shift toward lower-end digital set-top boxes. Telechips, which makes chips for MP3 players, was positioned to do well should competition to Apple’s popular iPod emerge; however, its performance disappointed for the year.

Looking at positive contributors to return, many of our holdings across Europe benefited from stock markets that offered returns of 25% or more. The Portfolio received sizable contributions to return from top-ten holdings Admiral Group, Telenor, and Anglo-Irish Bank Corp. Admiral is a UK insurance firm with a unique structure and route to market that is facilitating growth and market share gains. Telenor is a Norwegian telecommunications firm experiencing tremendous growth in emerging markets. The appeal of this stock was not just due to its attractive growth, but also because this stock was trading at a discount to other names in the sector with inferior growth rates. Anglo-Irish Bank, the Portfolio’s largest position, offers high growth rates not adequately reflected in its share price. The company benefited from the rapid growth of the Irish economy, as well as penetration into U.K. and U.S. markets.

Other significant contributors of note included many German companies, including Schwarz Pharma, K + S Group, and Deutz, among others. Schwarz Pharma is a drug manufacturer that received an attractive takeout bid during the year. K + S Group is a leading potash supplier that benefited from strong pricing trends because of supply/demand imbalances, at least partly due to production disruptions elsewhere. Finally, Deutz returned more than 135% during the year, helped by surging demand for the company’s compact diesel engines.

Looking ahead, as bottom-up investors, we remain committed to our process of building a portfolio of non-U.S. securities selected for their attractive growth potential, based on our assessment of a combination of fundamentals, valuations, and technical analysis. We believe that owning such companies is key to seeking long-term capital appreciation for the Portfolio. Therefore we will pursue what we believe to be the most attractive investing opportunities we find, regardless of sector or foreign country.

International Growth Portfolio

International Growth Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
International Growth Portfolio	21.48%	16.26%	12.84%
Morgan Stanley EAFE Index (Gross)	26.86%	15.43%	12.80%
International Growth Funds Lipper Average	24.61%	14.12%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth funds typically have an above–average price–to–cash flow ratio, price–to–book ratio, and three–year sales–per–share growth value compared to the S&P/Citigroup World ex–U.S. BMI. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

International Growth Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,155.00	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.34

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Growth Portfolio

International Growth Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.2%)
Burberry Group PLC	United Kingdom	208,640	2,637
Esprit Holdings, Ltd.	Hong Kong	192,500	2,154
*Fiat SPA	Italy	163,745	3,130
*Focus Media Holdings, Ltd.	China	12,800	850
Hugo Boss AG	Germany	39,430	2,026
Inditex SA	Spain	59,590	3,210
Intercontinental Hotels Group PLC	United Kingdom	111,359	2,752
*Kuoni Reisen Holding	Switzerland	2,685	1,437
Nokian Renkaat Corp.	Finland	66,965	1,372
Point, Inc.	Japan	21,780	1,431
PPR SA	France	15,680	2,343
*Rezidor Hotel Group AB	Sweden	20,735	179
Societe Television Francaise 1 SA	France	63,895	2,371
Sol Melia SA	Spain	119,770	2,373
Toyota Motor Corp.	Japan	41,000	2,742
*Urbi Desarollos Urbanos SA	Mexico	661,780	2,389

Total			33,396

Consumer Staples (9.9%)
Alimentation Couche Tard, Inc.	Canada	29,940	651
*Barry Callebaut AG	Switzerland	3,285	1,658
C&C Group PLC	Ireland	146,480	2,601
Coca Cola Hellenic Bottling Co. SA	Greece	48,575	1,898
*Cosan SA Industria e Comercio	Brazil	61,300	1,283
Davide Campari-Milano SPA	Italy	147,515	1,462
Heineken NV	Netherlands	41,595	1,978
Iaws Group PLC	Ireland	91,100	2,333
Natura Cosmetico SA	Brazil	165,150	2,331
Reckitt Benckiser PLC	United Kingdom	49,520	2,263
Tesco PLC	United Kingdom	312,845	2,478
Wal-Mart De Mexico SA de CV	Mexico	718,270	3,160
Woolworths, Ltd.	Australia	152,840	2,883

Total			26,979

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Energy (2.6%)
*Aker Drilling ASA	Norway	25,395	156
BG Group PLC	United Kingdom	77,230	1,048
*Pertra ASA	Norway	10,690	111
*Petroleum Geo-Services ASA	Norway	92,340	2,171
Tenaris SA, ADR	Italy	32,050	1,599
*TGS Nopec Geophysical Co. ASA	Norway	100,500	2,079

Total			7,164

Financials (21.5%)
Admiral Group PLC	United Kingdom	162,105	3,489
Allianz SE	Germany	14,530	2,968
Allied Irish Banks PLC	Ireland	84,185	2,500
Alpha Bank AE	Greece	43,695	1,321
Anglo Irish Bank Corp. PLC	Ireland	234,439	4,863
Ardepro Co., Ltd.	Japan	6,384	2,100
Azimut Holding SPA	Italy	182,285	2,440
Banca Italease SPA	Italy	9,500	554
Banca Popolare di Milano	Italy	74,370	1,291
*Banco Espanol de Credito SA	Spain	100,365	2,220
BNP Paribas SA	France	7,945	867
China Overseas Land & Investment, Ltd.	Hong Kong	2,107,000	2,823
Credit Suisse Group	Switzerland	40,780	2,853
Erste Bank Der Oesterreichischen Sparkassen AG	Austria	39,535	3,032
Fondiaria-Sai SPA	Italy	34,810	1,665
Hypo Real Estate Holding AG	Germany	19,635	1,237
IKB Deutsche Industriebank AG	Germany	50,200	1,957
ING Groep NV	Netherlands	39,025	1,730
Kenedix, Inc.	Japan	373	1,683
Korean Reinsurance Co.	Korea	84,470	1,154
Manulife Financial Corp.	Canada	50,725	1,714
*NorGani Hotels ASA	Norway	61,753	728
Northern Rock PLC	United Kingdom	78,555	1,812
Piraeus Bank SA	Greece	64,560	2,081
Swiss Life Holding	Switzerland	7,790	1,951

International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
*TAG Tegernsee Immobilien Und Beteiligungs AG	Germany	112,675	1,374
The Toronto-Dominion Bank	Canada	25,040	1,497
UBS AG	Switzerland	38,450	2,320
Unicredito Italiano SPA	Italy	284,450	2,493

Total			58,717

Health Care (7.2%)
CSL, Ltd.	Australia	42,360	2,186
Daiichi Sankyo Co., Ltd.	Japan	29,300	916
Elekta AB	Sweden	113,130	2,384
*Neurochem, Inc.	Canada	42,325	909
Nobel Biocare Holding AG	Switzerland	9,175	2,712
Roche Holding AG	Switzerland	9,345	1,676
Shire PLC, ADR	United Kingdom	43,495	2,685
Stada Arzneimittel AG	Germany	37,140	2,130
Takeda Pharmaceutical Co., Ltd.	Japan	27,000	1,854
Terumo Corp.	Japan	55,500	2,183

Total			19,635

Industrials (20.8%)
ABB, Ltd.	Switzerland	188,765	3,394
*Alstom	France	23,685	3,211
Assa Abloy AB	Sweden	108,900	2,370
Atlas Copco AB	Sweden	71,955	2,417
Cae, Inc.	Canada	250,440	2,309
Capita Group PLC	United Kingdom	207,825	2,470
Chiyoda Corp.	Japan	50,000	979
Cia De Concessoes Rodovia	Brazil	195,260	2,637
*Daewoo Shipbuilding & Marine Engineering Co.	Korea	47,240	1,483
*Deutz AG	Germany	74,958	994
FLSmidth & Co. A/S	Denmark	11,535	733
*Geo ASA	Norway	95,105	877
*Grafton Group PLC	Ireland	146,745	2,450
Hopewell Holdings	Hong Kong	588,000	2,064
Intrum Justitia AB	Sweden	29,900	388
Kitz Corp.	Japan	207,000	1,736
Koninklijke BAM Groep NV	Netherlands	44,965	872
Kuehne & Nagel International AG	Switzerland	22,295	1,622
Metso Corp.	Finland	52,295	2,640
Michael Page International PLC	United Kingdom	334,680	2,964

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Industrials continued
MTU Aero Engines Holding AG	Germany	48,525	2,271
PT Berlian Laju Tanker Tbk	Indonesia	9,891,500	1,914
Sembcorp Marine, Ltd.	Singapore	866,000	1,920
SGS SA	Switzerland	2,080	2,318
*Thielert AG	Germany	41,290	970
Tianjin Development Holdings, Ltd.	Hong Kong	1,658,000	1,177
TNT NV	Netherlands	56,465	2,428
Topix ETF	Japan	148,500	2,121
Vinci SA	France	23,525	3,006

Total			56,735

Information Technology (11.3%)
Autonomy Corp. PLC	United Kingdom	67,550	677
Cap Gemini SA	France	33,580	2,108
EVS Broadcast Equipment SA	Belgium	8,430	487
*Gresham Computing PLC	United Kingdom	186,275	540
Hoya Corp.	Japan	60,600	2,363
*Hynix Semiconductor, Inc.	Korea	41,110	1,611
Ibiden Co., Ltd.	Japan	51,100	2,576
Infosys Technologies, Ltd.	India	65,645	3,323
Kontron AG	Germany	170,000	2,468
Neopost SA	France	20,250	2,543
Nippon Electric Glass Co., Ltd.	Japan	77,000	1,618
Samsung Electronics Co., Ltd.	Korea	1,690	1,114
Star Micronics Co., Ltd.	Japan	119,100	2,377
*Telechips, Inc.	Korea	45,632	932
Telefonaktiebolaget LM Ericsson	Sweden	555,315	2,243
*Temenos Group AG	Switzerland	104,375	1,769
Vtech Holdings, Ltd.	Hong Kong	316,000	1,958

Total			30,707

Materials (6.9%)
Companhia Vale do Rio Doce, ADR	Brazil	83,900	2,495
*Crew Minerals ASA	Norway	223,710	402
CRH PLC	Ireland	56,075	2,338
*Gammon Lake Resources, Inc.	Canada	100,835	1,643
Imperial Chemical Industries PLC	United Kingdom	234,940	2,079
K+S AG	Germany	26,210	2,844

International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (96.7%)	Country	Shares/ $ Par	Value $ (000’s)

Materials continued
Newcrest Mining, Ltd.	Australia	86,745	1,804
Sumitomo Titanium Corp.	Japan	21,400	2,393
*Syngenta AG	Switzerland	15,055	2,801

Total			18,799

Telecommunication Services (1.5%)
*Mobilcom AG	Germany	16,600	484
Telenor ASA	Norway	189,570	3,565

Total			4,049

Utilities (2.8%)
Cez	Czech Republic	51,405	2,360
Red Electrica de Espana	Spain	50,675	2,173
RWE AG	Germany	28,435	3,135

Total			7,668

Total Foreign Common Stocks (Cost: $208,509)			263,849

Money Market Investments (3.7%)

Federal Government and Agencies (3.4%)
Federal Home Loan Bank, 5.14%, 1/10/07	United States	7,100,000	7,091
Federal Home Loan Bank, 5.12%, 1/19/07	United States	2,300,000	2,294

Total			9,385

National Commercial Banks (0.3%)
UBS Finance LLC, 5.25%, 1/2/07		800	800

Total Money Market Investments (Cost: $10,185)			10,185

Total Investments (100.4%) (Cost $218,694)(a)			274,034

Other Assets, Less Liabilities (-0.4%)			(1,152)

Net Assets (100.0%)			272,882

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes was $219,248 and the net unrealized appreciation of investments based on that cost was $54,786 which is comprised of $56,593 aggregate gross unrealized appreciation and $1,807 aggregate gross unrealized depreciation.

Investment Percentage by Country is based on Net Assets:

Japan	10.7%
United Kingdom	10.2%
Switzerland	9.7%
Germany	9.1%
Ireland	6.3%
France	6.0%
Other	48.0%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Franklin Templeton International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Participate in the growth of foreign economies by investing in securities with high long-term earnings potential relative to current market values.	$1.6 billion

The Franklin Templeton International Equity Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities with at least 65% of its net assets in securities of issuers from a minimum of three countries outside the U.S. that management believes are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

International equities enjoyed another year of solid returns in 2006, when every one of the world’s developed markets produced a double-digit gain, save Japan. In addition, based on the MSCI Emerging Market Index, emerging market shares performed well overall, though a sharp mid-year correction made for a bumpy ride. These results were helped by generally strong economic growth around the globe, despite higher energy prices and interest rates. It is worth pointing out, though, that higher energy and commodity prices benefit many emerging market economies rich in natural resources. For the year ended December 31, 2006, the MSCI EAFE (Europe, Australasia, and Far East) Index returned 26.86%. (The Index is unmanaged, cannot be invested in directly, and does not include expenses.) As in the United States, value-oriented shares outperformed growth stocks in foreign markets in 2006. This environment was positive for the International Equity Portfolio, which tends to hold value stocks, with a total return of 30.90%. The average return for the Portfolio’s peer group, the Lipper International Value Funds, was 26.89% for the year.

Positions in Industrials, Consumer Discretionary, and Telecommunication Services, among other sectors, drove the Portfolio’s outperformance of the EAFE Index. However, the Portfolio’s return was negatively impacted relative to its benchmark due to our positioning in the Financials and Materials sectors. From a country perspective, a significant underweight and good stock selection in Japan were the primary contributors to relative return — less than 10% of Portfolio assets were invested in Japanese firms at year-end, versus an almost 25% weighting for the Index. That marked a significant turnaround from 2005, when our underweight there limited relative results.

The Industrials sector was home to many of the largest contributors to the Portfolio’s performance on an absolute basis and relative to its benchmark. Vestas Windsystems, KCI Konecranes, Atlas Copco, and British Airways head a list of Portfolio companies that benefited from the strength in the global economy and greater demand for their products. Vestas, which was the Portfolio’s number-one contributor for the year, is an alternative energy provider. Higher energy prices helped make its products a more attractive alternative to traditional fossil fuels.

Among Consumer Discretionary and Energy shares, good stock selection helped the Portfolio’s holdings relative to the Index. A significant overweight position and good stock selection in Telecommunication Services were additional sources of outperformance. Norwegian telecom firm Telenor was the number-two contributor to performance for the year. This stock was appealing because it carried an attractive valuation and enjoyed a growing global market for its products, particularly among emerging market economies.

In terms of detractors, our positioning among Financials limited the Portfolio’s relative performance. We were underweight in this winning sector, and our stocks underperformed slightly (27% versus 29% for the benchmark). Our largest detractor in this space was South Korean firm Kookmin Bank, where we liked the stock’s valuation and growth prospects. Unfortunately, it was weighed down by factors that affected many South Korean and Japanese holdings, including worries about the pace of economic growth and tension around North Korea’s nuclear ambitions. In Materials, it helped to be overweight this sector, but our stock selection disappointed. The leading detractor was Alumina, a metals and mining firm that issued poor results because of higher-than-expected costs.

Looking ahead, we continue to see opportunity in companies within the Industrials and Telecommunication Services sectors, which were our largest overweight positions relative to the benchmark at year-end. We view many firms in these sectors as likely beneficiaries of continued strong global growth. At the same time, we continue to underweight Financials because of valuation concerns among companies in the sector. In addition, Financials make up 30% of our Index and we are reluctant to concentrate the Portfolio so heavily in a single sector.

That said, we are fundamental, bottom-up managers, and will go wherever we find attractive stocks trading at a discount to our estimate of their worth. What’s more, we have a long-term focus, which allows us to wait patiently for the opportunity to purchase stocks at bargain levels. We believe these elements of value, patience, and bottom-up stock selection are critical to successful long-term investing.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Franklin Templeton International Equity Portfolio	30.90%	15.11%	9.57%
Morgan Stanley EAFE Index (Gross)	26.86%	15.43%	8.06%
International Value Funds Lipper Average	26.89%	16.13%	9.59%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE (“Europe- Australasia-Far East”) Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Value funds typically have a below–average price–to–cash flow ratio, price–to–book ratio, and three–year sales–per–share growth value compared to the S&P/Citigroup World ex–U.S. BMI. Source: Lipper, Inc.

Allocation is based on percentage of equities.

Allocation and Top 10 Holdings is subject to change.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,176.00	$3.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.54

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (14.0%)
Accor SA	France	173,000	13,405
Agfa-Gevaert NV	Belgium	291,272	7,444
Bayerische Motoren Werke AG	Germany	251,100	14,422
British Sky Broadcasting Group PLC	United Kingdom	1,225,270	12,523
Burberry Group PLC	United Kingdom	738,190	9,330
Compagnie Generale des Etablissements Michelin	France	260,200	24,902
Compass Group PLC	United Kingdom	2,915,350	16,554
FUJIFILM Holdings Corp.	Japan	159,300	6,546
GKN PLC	United Kingdom	2,091,540	11,385
Kingfisher PLC	United Kingdom	1,484,070	6,930
Koninklijke (Royal) Philips Electronics NV	Netherlands	449,135	16,939
Mediaset SPA	Italy	644,210	7,645
Pearson PLC	United Kingdom	697,770	10,540
Reed Elsevier NV	Netherlands	645,340	11,006
Securitas Direct AB — Class B	Sweden	652,300	2,068
Sony Corp.	Japan	323,400	13,859
Thomson	France	1,088,780	21,286
Valeo SA	France	135,280	5,631
Wolters Kluwer NV	Netherlands	166,630	4,793

Total			217,208

Consumer Staples (2.7%)
Alliance Boots PLC	United Kingdom	462,082	7,577
Cadbury Schweppes PLC	United Kingdom	1,086,340	11,624
Nestle SA	Switzerland	38,980	13,853
Unilever PLC	United Kingdom	348,295	9,738

Total			42,792

Energy (6.2%)
BP PLC	United Kingdom	1,037,940	11,533
China Shenhua Energy Co., Ltd.	China	7,378,000	17,757
ENI SPA	Italy	414,535	13,943
Repsol YPF SA	Spain	493,680	17,074
Royal Dutch Shell PLC — Class B	United Kingdom	410,435	14,385
SBM Offshore NV	Netherlands	451,200	15,516
Total SA	France	84,728	6,112

Total			96,320

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Financials (18.8%)
ACE, Ltd.	Bermuda	234,580	14,209
Australia & New Zealand Banking Group, Ltd.	Australia	89,588	1,995
AXA	France	512,174	20,736
Banco Santander Central Hispano SA	Spain	906,009	16,911
Cheung Kong Holdings, Ltd.	Hong Kong	1,035,000	12,754
DBS Group Holdings, Ltd.	Singapore	1,192,000	17,564
HSBC Holdings PLC	United Kingdom	903,737	16,557
ING Groep NV	Netherlands	436,000	19,332
*Kookmin Bank	South Korea	226,500	18,242
Lloyds TSB Group PLC	United Kingdom	1,165,150	13,038
National Australia Bank, Ltd.	Australia	514,532	16,408
Nomura Holdings, Inc.	Japan	332,400	6,271
Nordea Bank AB — FDR	Sweden	1,651,590	25,551
Royal Bank of Scotland Group PLC	United Kingdom	605,560	23,631
Sompo Japan Insurance, Inc.	Japan	1,103,000	13,486
Standard Chartered PLC	United Kingdom	370,360	10,819
Swire Pacific, Ltd. — Class A	Hong Kong	1,276,500	13,769
Swiss Re	Switzerland	180,212	15,322
Unicredito Italiano SPA	Italy	860,800	7,545
XL Capital, Ltd. — Class A	Bermuda	94,850	6,831

Total			290,971

Health Care (5.8%)
Celesio AG	Germany	261,230	14,014
*CK Life Sciences International Holdings, Inc.	Hong Kong	44,991	4
GlaxoSmithKline PLC	United Kingdom	621,430	16,353
Olympus Corp.	Japan	236,500	7,433
Ono Pharmaceutical Co., Ltd.	Japan	94,800	5,003
Sanofi-Aventis	France	164,625	15,201
Shire PLC	United Kingdom	878,760	18,221

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Health Care continued
Symbion Health, Ltd.	Australia	10	0
Takeda Pharmaceutical Co., Ltd.	Japan	208,500	14,314

Total			90,543

Industrials (15.0%)
Atlas Copco AB — Class A	Sweden	665,280	22,351
BAE Systems PLC	United Kingdom	3,411,020	28,434
*British Airways PLC	United Kingdom	1,228,800	12,692
Deutsche Post AG	Germany	602,100	18,153
East Japan Railway Co.	Japan	876	5,852
Empresa Brasileira de Aeronautica SA, ADR	Brazil	259,710	10,760
Hutchison Whampoa, Ltd.	Hong Kong	1,826,000	18,546
Qantas Airways, Ltd.	Australia	2,552,550	10,518
Rentokil Initial PLC	United Kingdom	2,672,940	8,675
Rolls-Royce Group PLC	United Kingdom	1,916,900	16,806
Rolls-Royce Group PLC — Class B	United Kingdom	70,353,533	138
Securitas AB — Class B	Sweden	652,300	10,124
*Securitas Systems AB — Class B	Sweden	652,300	2,639
Siemens AG, ADR	Germany	199,230	19,634
Smiths Group PLC	United Kingdom	480,490	9,328
*Vestas Wind Systems A/S	Denmark	600,180	25,366
Volvo AB — Class B	Sweden	199,840	13,764

Total			233,780

Information Technology (7.4%)
*Check Point Software Technologies, Ltd.	Israel	387,430	8,492
Compal Electronics, Inc.	Taiwan	5,975,495	5,327
Hitachi, Ltd.	Japan	1,198,000	7,470
*Infineon Technologies AG	Germany	1,122,690	15,828

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Lite-On Technology Corp.	Taiwan	4,895,950	6,619
Mabuchi Motor Co., Ltd.	Japan	147,600	8,781
Nintendo Co., Ltd.	Japan	64,600	16,774
Samsung Electronics Co., Ltd.	South Korea	46,140	30,412
Toshiba Corp.	Japan	2,350,000	15,304

Total			115,007

Materials (7.8%)
Akzo Nobel NV	Netherlands	234,050	14,277
Alcan, Inc.	Canada	255,260	12,429
Alumina, Ltd.	Australia	1,908,930	9,553
BASF AG	Germany	166,900	16,270
BHP Billiton, Ltd.	Australia	565,160	11,287
Companhia Vale do Rio Doce, ADR	Brazil	440,500	11,563
*Domtar, Inc.	Canada	1,006,610	8,502
Norske Skogindustrier ASA	Norway	978,371	16,869
Stora Enso OYJ — Class R	Finland	658,140	10,425
UPM-Kymmene OYJ	Finland	394,760	9,963

Total			121,138

Telecommunication Services (11.7%)
BCE Inc.	Canada	394,282	10,617
China Telecom Corp., Ltd.	China	17,338,000	9,496
Chunghwa Telecom Co., Ltd., ADR	Taiwan	301,430	5,947
France Telecom SA	France	756,770	20,929
KT Corp., ADR	South Korea	385,100	9,762
Nippon Telegraph & Telephone Corp.	Japan	1,930	9,504
Portugal Telecom SGPS SA	Portugal	632,670	8,218
SK Telecom Co., Ltd., ADR	South Korea	322,890	8,550
Tele Norte Leste Participacoes SA, ADR	Brazil	1,006,600	15,018
Telefonica SA, ADR	Spain	395,838	25,234
Telefonos de Mexico SA de CV, ADR	Mexico	514,688	14,545

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Foreign Common Stock (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services continued
Telenor ASA	Norway	1,208,610	22,727
Vodafone Group PLC	United Kingdom	8,017,483	22,213

Total			182,760

Utilities (6.8%)
E.ON AG	Germany	146,700	19,914
Electricite de France	France	258,050	18,803
Endesa SA	Spain	139,610	6,603
Hongkong Electric Holdings, Ltd.	Hong Kong	1,549,500	7,560
Iberdrola SA	Spain	170,560	7,457
*Korea Electric Power Corp.	South Korea	365,650	16,670
National Grid PLC	United Kingdom	666,512	9,618
Suez SA	France	383,320	19,850

Total			106,475

Total Foreign Common Stock (Cost: $937,784)			1,496,994

Money Market Investment (3.6%)

Autos (0.7%)
Fcar Owner Trust 1, 5.27%, 1/4/07	United States	10,000,000	9,996

Total			9,996

Finance Lessors (0.6%)
Thunder Bay Funding LLC, 5.31%, 1/22/07	United States	10,000,000	9,969

Total			9,969

Miscellaneous Business Credit Institutions (0.7%)
Park Avenue Receivable, 5.26%, 1/3/07	United States	10,000,000	9,997

Total			9,997

National Commercial Banks (0.4%)
UBS Finance LLC, 5.27%, 1/2/07	United States	6,700,000	6,699

Total			6,699

Money Market Investment (3.6%)	Country	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers (0.6%)
Morgan Stanley Dean Witter, 5.26%, 1/29/07	United States	10,000,000	9,959

Total			9,959

Short Term Business Credit (0.6%)
Sheffield Receivables, 5.31%, 1/16/07	United States	10,000,000	9,978

Total			9,978

Total Money Market Investment (Cost: $56,598)			56,598

Total Investments (99.8%) (Cost $994,382)(a)			1,553,592

Other Assets, Less Liabilities (0.2%)			2,638

Net Assets (100.0%)			1,556,230

*	Non-Income Producing

ADR after the name of a security represents — American Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes was $996,264 and the net unrealized appreciation of investments based on that cost was $557,328 which is comprised of $567,398 aggregate gross unrealized appreciation and $10,070 aggregate gross unrealized depreciation.

Investment Percentage by Country is based on Net Assets:

United Kingdom	21.1%
France	10.7%
Japan	8.4%
Germany	7.6%
South Korea	5.4%
Netherlands	5.3%
Other	41.5%

Total	100.00%

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

AllianceBernstein Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital; current income is a secondary objective.	Invest primarily in the equity securities of mid-sized companies that are believed to be undervalued in relation to their prospects for growth.	$131 million

The AllianceBernstein Mid Cap Value Portfolio seeks long-term growth of capital; current income is a secondary objective. The Portfolio seeks to achieve these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of companies with market capitalizations between $1 billion and $10 billion that are determined to be undervalued.

In 2006, smaller-cap stock returns were in line with earnings growth, with little or no expansion in price-earnings multiples. But within the smaller-cap market, there were large differences by sector that reflected anticipated swings in economic data. Companies with earnings sensitive to capital spending and technology saw their returns limited considerably despite above-average earnings growth as investors anticipated a drop in earnings owing to an economic slowdown. In contrast, sectors perceived as stable, such as the Consumer Staples and Utilities sectors of the Russell 2500 Index, enjoyed significant multiple expansion driven in part by above-average earnings growth.

Against this backdrop, the Portfolio generated strong absolute returns for the year ended December 31, 2006, when it was up 14.49%. That compared with the 14.39% average return of the Portfolio’s peer group, the Lipper Mid-Cap Value Funds. However, the Portfolio underperformed its benchmark, as the Russell 2500 Index returned 16.17%. Also, the Russell 2500 Value Index returned 20.18% for the year ended December 31, 2006. Stock selection was responsible for most of the underperformance and was a detractor across most sectors. The effect was more significant in Financials and Information Technology. Returns from the Portfolio’s Financials stocks were primarily hurt by an underweight in Real Estate Investment Trusts, which benefited from investors’ strong appetite for yield in the period. In Information Technology, the Portfolio’s holdings saw a number of stocks underperform after delivering lower-than-expected earnings reports. Consumer Discretionary stocks were contributors in the year as a number of the Portfolio’s holdings showed better-than-expected earnings growth from company-specific restructuring initiatives. As was the case in the fourth quarter, much of the issue with stock selection for 2006 related to currents in the broad market that created anomalies in the returns to quality and value characteristics.

The Portfolio was helped by an overweight in Producer Durables and Materials and Processing stocks. It was hurt by an overweight in Auto and Transportation stocks, which underperformed for the year in spite of a strong fourth quarter, and by an underweight in Utilities. Some of the year’s top individual contributors were Continental Airlines, Terex, and Jack in the Box. Some specific detractors from the Portfolio’s performance included Zoran, Celestica, and StanCorp Financial Group.

As value investors, we seek to profit from other people’s risk aversion — their willingness to pay a premium for investments with perceived certainty and their willingness to sell at bargain prices to avoid uncertainty. Thus, we seek to buy companies that have become cheap due to investor overreaction to depressed earnings or some other difficulty we think will prove transitory. We find these companies by balancing low valuations (measured by price-to-current earnings, revenues, book value and cash flow) against measures of corporate success (such as relative return on equity and price performance).

But in the last year, the returns for portfolios with these traits have been ineffective at best and perverse at worst. For example, based on the sectors of the Russell 2500 Index, companies with the most attractive price-to-earnings multiples only modestly outperformed more expensive ones versus a more robust historical outperformance. Further, companies with higher forecasted returns on equity underperformed in contrast to a significant historical outperformance. There are a variety of reasons for this, but the overriding theme has been a sense of complacency among investors driven by a broad-based small-cap profit cycle and significant global liquidity in search of returns. A closer examination of the small-cap profit recovery, however, suggests it may be reaching its zenith as many of its drivers, such as declining depreciation and interest expense, are now reversing themselves. It remains unclear when investor risk aversion will return, but a declining level of small-cap profit growth increases the likelihood that the market may be more conservative in how it values small-caps relative to larger companies. Further, such a shift could also highlight the quality of specific companies’ business models, some may see less profit erosion than others, and reintroduce wider value spreads between companies.

We have not changed our research and investment process over this period and continue to build portfolios we believe have the potential to generate strong returns in periods of risk aversion. Recently, as value spreads have narrowed, we find that larger and higher quality companies have become attractively valued. As a result, our small- and mid-cap portfolios have become more exposed to higher quality and larger firms over this period.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Average Annual Total Return
For Periods Ended December 31, 2006
	1 Year	Since Inception*
AllianceBernstein Mid Cap Value Portfolio	14.49%	19.25%
Russell 2500 Index	16.17%	21.95%
Russell 2500 Value Index	20.18%	23.97%
Mid Cap Value Funds Lipper Average	14.39%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $5.1 billion; the median market capitalization was approximately $1.2 billion. Market capitalization of companies in the Index ranged from $368.5 billion to $218.4 million. The index cannot be invested in directly and does not include sales charges.

The Russell 2500 Index represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $1.09 billion; the median market capitalization was approximately $814.6 million. The largest company in the Index had an approximate market capitalization of $4.9 billion.

The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $2.521 billion; the median market capitalization was $869 million. The largest company in the Index had a market capitalization of $7.316 billion and a smallest of $92 million.

The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid–cap value funds typically have a below–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,069.60	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.55

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.1%)
ArvinMeritor, Inc.	105,500	1,923
*AutoNation, Inc.	33,703	719
*Charming Shoppes, Inc.	40,800	552
Furniture Brands International, Inc.	60,100	975
*Jack in the Box, Inc.	26,000	1,587
Liz Claiborne, Inc.	27,400	1,191
*Office Depot, Inc.	21,400	817
*Papa John’s International, Inc.	46,300	1,343
*Payless ShoeSource, Inc.	42,100	1,382
The Reader’s Digest Association, Inc.	39,600	661
Saks, Inc.	89,400	1,593
*TRW Automotive Holdings Corp.	54,100	1,400
*Vail Resorts, Inc.	14,000	627
VF Corp.	13,900	1,141

Total		15,911

Consumer Staples (5.7%)
Corn Products International, Inc.	27,000	933
Longs Drug Stores Corp.	26,400	1,119
Molson Coors Brewing Co. — Class B	23,000	1,758
*Performance Food Group Co.	55,900	1,545
Universal Corp.	43,000	2,107

Total		7,462

Energy (2.3%)
*Hanover Compressor Co.	76,800	1,451
*Plains Exploration & Production Co.	13,700	651
Rowan Companies, Inc.	16,700	554
*Todco	12,200	417

Total		3,073

Financials (24.5%)
A.G. Edwards, Inc.	20,500	1,297
*Arch Capital Group, Ltd.	34,200	2,313
Aspen Insurance Holdings, Ltd.	59,100	1,558
Astoria Financial Corp.	54,250	1,636
Central Pacific Financial Corp.	38,400	1,488
Digital Realty Trust, Inc.	39,000	1,335
FelCor Lodging Trust, Inc.	88,200	1,926
Fidelity National Financial, Inc.	70,500	1,684
Mid-America Apartment Communities, Inc.	18,700	1,070
Old Republic International Corp.	86,000	2,002
Platinum Underwriters Holdings, Ltd.	62,000	1,918
Provident Financial Services, Inc.	85,000	1,541
Radian Group, Inc.	26,600	1,434
RenaissanceRe Holdings, Ltd.	10,100	606
Sovereign Bancorp, Inc.	40,530	1,029
StanCorp Financial Group, Inc.	38,000	1,712
Strategic Hotels & Resorts, Inc.	26,500	577
Susquehanna Bancshares, Inc.	59,700	1,605
Trustmark Corp.	43,900	1,436
UnionBanCal Corp.	17,000	1,041

Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Webster Financial Corp.	30,700	1,496
Whitney Holding Corp.	39,850	1,300

Total		32,004

Health Care (4.1%)
*Endo Pharmacutical Holdings, Inc.	18,561	512
*Genesis Healthcare Corp.	23,000	1,086
*King Pharmaceuticals, Inc.	32,600	519
PerkinElmer, Inc.	80,600	1,792
Universal Health Services, Inc. — Class B	26,000	1,441

Total		5,350

Industrials (17.7%)
Acuity Brands, Inc.	35,600	1,853
*Alaska Air Group, Inc.	34,600	1,367
Briggs & Stratton Corp.	53,200	1,434
*Continental Airlines, Inc. — Class B	28,200	1,163
Con-way, Inc.	31,700	1,396
Cooper Industries, Ltd. — Class A	12,000	1,085
GATX Corp.	44,900	1,946
*The Genlyte Group, Inc.	9,100	711
Goodrich Corp.	24,900	1,134
Kennametal, Inc.	31,100	1,830
Laidlaw International, Inc.	43,700	1,330
Mueller Industries, Inc.	27,900	884
Regal-Beloit Corp.	24,700	1,297
Ryder System, Inc.	28,200	1,440
SPX Corp.	35,500	2,171
*Terex Corp.	22,500	1,453
*United Stationers, Inc.	14,500	677

Total		23,171

Information Technology (10.3%)
*Andrew Corp.	105,000	1,074
*Arrow Electronics, Inc.	30,400	959
AVX Corp.	20,100	297
*Celestica, Inc.	113,100	883
*Checkpoint Systems, Inc.	36,900	745
*CommScope, Inc.	63,000	1,921
*CSG Systems International, Inc.	44,500	1,189
IKON Office Solutions, Inc.	133,500	2,186
*Sanmina-SCI Corp.	124,900	431
Siliconware Precision Industries Co., ADR	80,000	629
*Tech Data Corp.	13,500	511
*Vishay Intertechnology, Inc.	107,000	1,449
*Zoran Corp.	81,600	1,190

Total		13,464

Materials (12.0%)
Albemarle Corp.	10,200	732
Ashland, Inc.	27,200	1,881

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Celanese Corp.	61,900	1,602
Chaparral Steel Co.	16,600	735
Commercial Metals Co.	22,800	588
Cytec Industries, Inc.	30,800	1,741
The Lubrizol Corp.	35,700	1,790
*Owens-Illinois, Inc.	69,100	1,275
Reliance Steel & Aluminum Co.	22,200	874
*Rockwood Holdings, Inc.	59,500	1,503
Silgan Holdings, Inc.	35,600	1,564
Steel Dynamics, Inc.	45,000	1,460

Total		15,745

Utilities (6.9%)
*Allegheny Energy, Inc.	57,500	2,640
Northeast Utilities	60,200	1,695
Puget Energy, Inc.	68,700	1,742
*Reliant Resources, Inc.	93,300	1,326
Wisconsin Energy Corp.	34,000	1,614

Total		9,017

Total Common Stocks (Cost: $108,049)		125,197

Money Market Investments (5.0%)	Shares/ $ Par	Value $ (000’s)

Government (4.3%)
Federal Home Loan Bank, 5.14%, 1/10/07	5,700,000	5,693

Total		5,693

National Commercial Banks (0.7%)
UBS Finance LLC, 5.27%, 1/2/07	900,000	900

Total		900

Total Money Market Investments (Cost: $6,593)		6,593

Total Investments (100.6%) (Cost $114,642)(a)		131,790

Other Assets, Less Liabilities (-0.6%)		(774)

Net Assets (100.0%)		131,016

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $114,602 and the net unrealized appreciation of investments based on that cost was
$17,188 which is comprised of $19,988 aggregate gross
unrealized appreciation and $2,800 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

AllianceBernstein Mid Cap Value Portfolio

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index.	Invest in common stocks found in the S&P MidCap 400® Index utilizing a computer program to maintain sector proportions in the Portfolio equal to the Index.	$534 million

The Index 400 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index. The Portfolio seeks to achieve this objective by investing at least 80% of net assets in common stocks included in the S&P MidCap 400® Index in proportion to their Index weightings to capture market performance of medium-sized companies using a computer program to determine which stocks should be purchased or sold.

For the year ended December 31, 2006, the Index 400 Stock Portfolio had a return of 10.04%, while the S&P MidCap 400® Index returned 10.32%. (This Index is unmanaged, cannot be invested in directly and does not include expenses.) Portfolio performance slightly lagged the S&P MidCap 400® Index due to transaction costs, administrative expenses, cash flow effects, and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, the Lipper Mid-Cap Core Funds, was 12.84% for the same period. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because most of the portfolios in the group are actively managed.

Looking at the broad market in 2006, stocks, as measured by the S&P 500® Index, enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an apparent end to the Federal Reserve’s long-running campaign for higher interest rates. In 2006, mid-cap stocks underperformed small- and large-company stocks. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while small-cap stocks returned 15.12%, as measured by the S&P SmallCap 600® Index. Mid-cap stocks lagged, as the S&P MidCap 400® Index returned 10.32% for the twelve months ended December 31, 2006. One trend that did not reverse — value stocks outperformed growth stocks by a wide margin yet again, as mid-cap growth stocks were the poorest-performing segment of the U.S. equities market.

Virtually every sector contributed positively to the MidCap Index’s gains for the year, with the biggest contribution from the Financials sector, which makes up 18% of the Index and returned about 16%. Financials benefited from strength in global capital markets, including a surge in mergers and acquisitions and private equity activity. In a sharp rebound from 2005, when they had negative returns, the Telecommunication Services sector of the S&P MidCap 400® Index had the best absolute returns in 2006, up about 50%; however, these shares make up less than 1% of the Index. Health Care was the worst-performing sector, with an essentially flat return on worries about what Democratic control of Congress might mean for these stocks in terms of additional industry oversight. Consumer Discretionary was the only other sector to lag the S&P MidCap 400® Index’s overall 10% return for the year, likely due to concern over the slowdown in the housing market and the effect on consumers.

As we seek to track the performance and weightings of stocks in the S&P MidCap 400® Index, we make changes to the Portfolio’s holdings as the Index changes. Such changes occur as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s periodically adjusts the Index. During 2006, there were 29 stocks added to the Index, and a like number of companies were eliminated.

Looking ahead to 2007, we view mid-cap stocks as relatively more attractive after lagging large- and small-cap stocks last year. While it is difficult to know when the growth style of investing will rebound after years of underperforming value, by seeking to replicate the performance of the S&P MidCap 400® Index, the Portfolio offers exposure to both growth and value stocks.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
Index 400 Stock Portfolio	10.04%	10.65%	10.69%
S&P MidCap 400 Index	10.32%	10.89%	10.98%
Mid Cap Core Funds Lipper Average	12.84%	11.12%	-
*Inception	date of 4/30/99

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees.

Indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges.

The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2006, the 400 companies in the composite had a median market capitalization of $2.7 billion and total market value of $1.2 trillion. The MidCap 400 represents approximately 5.5% of the market value of Compustat’s database of over 9,600 equities. The index is unmanaged, cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) less than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid–cap core funds have more latitude in the companies in which they invest. These funds typically have an average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,056.60	$1.34
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.32

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (13.9%)
*99 Cents Only Stores	20,533	250
Abercrombie & Fitch Co. — Class A	38,900	2,708
Advance Auto Parts, Inc.	46,300	1,646
*Aeropostale, Inc.	23,100	713
American Eagle Outfitters, Inc.	58,850	1,837
American Greetings Corp. — Class A	26,400	630
*AnnTaylor Stores Corp.	31,650	1,039
Applebee’s International, Inc.	32,700	807
ArvinMeritor, Inc.	31,150	568
Bandag, Inc.	5,100	257
Barnes & Noble, Inc.	22,500	893
Beazer Homes USA, Inc.	17,200	809
Belo Corp. — Class A	38,700	711
Blyth, Inc.	11,100	230
Bob Evans Farms, Inc.	16,100	551
Borders Group, Inc.	26,200	586
BorgWarner, Inc.	25,300	1,493
Boyd Gaming Corp.	18,700	847
Brinker International, Inc.	54,075	1,631
Callaway Golf Co.	27,400	395
*Career Education Corp.	41,700	1,033
*CarMax, Inc.	47,000	2,521
Catalina Marketing Corp.	16,000	440
CBRL Group, Inc.	13,800	618
*Charming Shoppes, Inc.	54,300	735
*The Cheesecake Factory, Inc.	34,250	843
*Chico’s FAS, Inc.	77,400	1,601
Claire’s Stores, Inc.	41,000	1,359
*Coldwater Creek, Inc.	26,600	652
*Corinthian Colleges, Inc.	38,000	518
DeVry, Inc.	26,200	734
*Dick’s Sporting Goods, Inc.	16,600	813
*Dollar Tree Stores, Inc.	45,200	1,361
Entercom Communications Corp.	12,300	347
Foot Locker, Inc.	68,500	1,502
Furniture Brands International, Inc.	21,300	346
*GameStop Corp. — Class A	33,400	1,841
Gentex Corp.	63,100	982
*Hanesbrands, Inc.	42,400	1,001
Harte-Hanks, Inc.	21,350	592
*Hovnanian Enterprises, Inc. — Class A	16,000	542
International Speedway Corp. — Class A	15,700	801
*ITT Educational Services, Inc.	14,200	942
John Wiley & Sons, Inc. — Class A	19,400	746
*Laureate Education, Inc.	22,619	1,100
Lear Corp.	29,700	877
Lee Enterprises, Inc.	20,200	627
M.D.C. Holdings, Inc.	15,300	873
Media General, Inc. — Class A	10,600	394
Modine Manufacturing Co.	14,400	360
*Mohawk Industries, Inc.	23,600	1,767
*O’Reilly Automotive, Inc.	50,000	1,603

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
OSI Restaurant Partners, Inc.	32,800	1,286
*Pacific Sunwear of California, Inc.	30,600	599
*Payless ShoeSource, Inc.	29,042	953
PETsMART, Inc.	59,700	1,723
Polo Ralph Lauren Corp.	27,000	2,097
The Reader’s Digest Association, Inc.	41,800	698
Regis Corp.	19,800	783
*Rent-A-Center, Inc.	30,800	909
Ross Stores, Inc.	61,500	1,802
Ruby Tuesday, Inc.	25,800	708
The Ryland Group, Inc.	18,800	1,027
Saks, Inc.	61,100	1,089
*Scholastic Corp.	11,300	405
*Scientific Games Corp.	29,400	889
Sotheby’s	24,700	766
Strayer Education, Inc.	6,300	668
Thor Industries, Inc.	15,500	682
*The Timberland Co. — Class A	22,300	704
*Toll Brothers, Inc.	55,400	1,786
Tupperware Brands Corp.	26,600	601
*Urban Outfitters, Inc.	49,300	1,135
*Valassis Communications, Inc.	21,000	305
The Washington Post Co. — Class B	2,500	1,864
Westwood One, Inc.	30,900	218
Williams-Sonoma, Inc.	49,400	1,553

Total		74,322

Consumer Staples (2.1%)
Alberto-Culver Co.	35,200	755
*BJ’s Wholesale Club, Inc.	28,300	880
Church & Dwight Co., Inc.	28,750	1,226
*Energizer Holdings, Inc.	25,000	1,776
*Hansen Natural Corp.	26,800	903
Hormel Foods Corp.	32,200	1,202
The J.M. Smucker Co.	24,996	1,212
Lancaster Colony Corp.	10,400	461
PepsiAmericas, Inc.	26,700	560
Ruddick Corp.	15,800	438
*Smithfield Foods, Inc.	43,800	1,124
Tootsie Roll Industries, Inc.	11,634	380
Universal Corp.	11,300	554

Total		11,471

Energy (6.9%)
Arch Coal, Inc.	62,500	1,877
*Cameron International Corp.	48,900	2,594
*Denbury Resources, Inc.	52,800	1,467
ENSCO International, Inc.	66,900	3,349
*FMC Technologies, Inc.	29,969	1,847
*Forest Oil Corp.	24,100	788
*Grant Prideco, Inc.	56,400	2,243
*Hanover Compressor Co.	45,500	859
Helmerich & Payne, Inc.	46,300	1,133

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Energy continued
*Newfield Exploration Co.	56,800	2,610
Noble Energy, Inc.	76,500	3,753
Overseas Shipholding Group, Inc.	13,100	738
Patterson-UTI Energy, Inc.	70,000	1,626
Pioneer Natural Resources Co.	54,000	2,143
*Plains Exploration & Production Co.	33,800	1,607
Pogo Producing Co.	25,700	1,245
*Pride International, Inc.	72,200	2,167
*Quicksilver Resources, Inc.	24,200	885
*Southwestern Energy Co.	74,100	2,597
Tidewater, Inc.	25,300	1,224

Total		36,752

Financials (16.8%)
A.G. Edwards, Inc.	33,500	2,120
AMB Property Corp.	39,300	2,303
American Financial Group, Inc.	30,850	1,108
*AmeriCredit Corp.	50,900	1,281
Arthur J. Gallagher & Co.	43,200	1,277
Associated Banc-Corp.	57,363	2,001
Astoria Financial Corp.	37,500	1,131
Bank of Hawaii Corp.	21,900	1,182
Brown & Brown, Inc.	50,500	1,425
Cathay General Bancorp	22,800	787
City National Corp.	17,600	1,253
The Colonial BancGroup, Inc.	67,300	1,732
Cullen/Frost Bankers, Inc.	26,300	1,468
Developers Diversified Realty Corp.	47,900	3,015
Eaton Vance Corp.	55,900	1,845
Everest Re Group, Ltd.	28,600	2,806
Fidelity National Financial, Inc.	96,991	2,316
First American Corp.	42,500	1,729
First Niagara Financial Group, Inc.	48,800	725
FirstMerit Corp.	35,300	852
Greater Bay Bancorp	22,500	592
The Hanover Insurance Group, Inc.	22,500	1,098
HCC Insurance Holdings, Inc.	48,950	1,571
Highwoods Properties, Inc.	24,700	1,007
Horace Mann Educators Corp.	19,000	384
Hospitality Properties Trust	32,700	1,554
IndyMac Bancorp, Inc.	31,200	1,409
Investors Financial Services Corp.	29,100	1,242
Jefferies Group, Inc.	44,500	1,193
Leucadia National Corp.	71,400	2,013
Liberty Property Trust	39,800	1,956
Longview Fibre Co.	28,975	636
The Macerich Co.	31,600	2,736
Mack-Cali Realty Corp.	27,600	1,408
Mercantile Bankshares Corp.	55,250	2,585
Mercury General Corp.	15,600	823
New Plan Excel Realty Trust	45,500	1,250
New York Community Bancorp, Inc.	114,321	1,841
Nuveen Investments, Inc. — Class A	34,700	1,800
Ohio Casualty Corp.	26,900	802
Old Republic International Corp.	101,475	2,362
The PMI Group, Inc.	38,500	1,816
Potlatch Corp.	17,047	747

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Protective Life Corp.	30,800	1,463
Radian Group, Inc.	35,500	1,914
Raymond James Financial, Inc.	39,825	1,207
Rayonier, Inc.	33,766	1,386
Regency Centers Corp.	30,300	2,369
SEI Investments Co.	27,900	1,662
StanCorp Financial Group, Inc.	23,600	1,063
*SVB Financial Group	15,100	704
TCF Financial Corp.	49,600	1,360
United Dominion Realty Trust, Inc.	59,300	1,885
Unitrin, Inc.	17,700	887
W.R. Berkley Corp.	74,250	2,562
Waddell & Reed Financial, Inc. — Class A	37,000	1,012
Washington Federal, Inc.	38,465	905
Webster Financial Corp.	24,700	1,203
Weingarten Realty Investors	33,200	1,531
Westamerica Bancorporation	13,500	684
Wilmington Trust Corp.	30,100	1,269

Total		90,247

Health Care (10.0%)
*Advanced Medical Optics, Inc.	26,112	919
*Affymetrix, Inc.	29,900	689
*Apria Healthcare Group, Inc.	18,800	501
Beckman Coulter, Inc.	27,400	1,639
*Cephalon, Inc.	26,800	1,887
*Charles River Laboratories International, Inc.	29,500	1,276
*Community Health Systems, Inc.	41,900	1,530
*Covance, Inc.	28,200	1,661
*Cytyc Corp.	49,600	1,404
DENTSPLY International, Inc.	66,900	1,997
*Edwards Lifesciences Corp.	25,500	1,200
*Gen-Probe, Inc.	22,900	1,199
*Health Net, Inc.	51,300	2,497
*Henry Schein, Inc.	39,000	1,910
Hillenbrand Industries, Inc.	27,000	1,537
*Intuitive Surgical, Inc.	16,300	1,563
*Invitrogen Corp.	21,200	1,200
*LifePoint Hospitals, Inc.	25,300	853
*Lincare Holdings, Inc.	40,800	1,625
*Martek Biosciences Corp.	14,200	331
Medicis Pharmaceutical Corp.	24,200	850
*Millennium Pharmaceuticals, Inc.	134,700	1,468
Omnicare, Inc.	53,500	2,067
*Par Pharmaceutical Companies, Inc.	15,400	344
*PDL BioPharma, Inc.	50,700	1,021
Perrigo Co.	33,400	578
Pharmaceutical Product Development, Inc.	45,400	1,463
*Psychiatric Solutions, Inc.	23,400	878
*ResMed, Inc.	33,500	1,649
*Sepracor, Inc.	48,200	2,969
STERIS Corp.	28,500	717
*Techne Corp.	17,300	959
*Triad Hospitals, Inc.	38,739	1,620

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Universal Health Services, Inc. — Class B	23,900	1,325
Valeant Pharmaceuticals International	40,900	705
*Varian Medical Systems, Inc.	56,800	2,703
*Varian, Inc.	13,400	600
*VCA Antech, Inc.	36,800	1,185
*Ventana Medical Systems, Inc.	14,300	615
*Vertex Pharmaceuticals, Inc.	55,300	2,069

Total		53,203

Industrials (14.6%)
Adesa, Inc.	39,600	1,099
*AGCO Corp.	40,100	1,241
*AirTran Holdings, Inc.	40,100	471
*Alaska Air Group, Inc.	17,600	695
Alexander & Baldwin, Inc.	18,800	834
*Alliant Techsystems, Inc.	14,500	1,134
AMETEK, Inc.	46,650	1,485
Avis Budget Group, Inc.	44,370	962
Banta Corp.	10,800	393
The Brink’s Co.	21,200	1,355
C.H. Robinson Worldwide, Inc.	76,700	3,136
Carlisle Companies, Inc.	13,600	1,068
*ChoicePoint, Inc.	35,100	1,382
Con-way, Inc.	20,700	912
*Copart, Inc.	31,100	933
The Corporate Executive Board Co.	17,200	1,508
Crane Co.	22,600	828
Deluxe Corp.	22,700	572
Donaldson Co., Inc.	30,900	1,073
DRS Technologies, Inc.	17,700	932
*The Dun & Bradstreet Corp.	27,000	2,235
Expeditors International of Washington, Inc.	93,800	3,800
Fastenal Co.	55,200	1,981
Federal Signal Corp.	21,000	337
*Flowserve Corp.	25,600	1,292
GATX Corp.	22,600	979
Graco, Inc.	29,600	1,173
Granite Construction, Inc.	14,900	750
Harsco Corp.	18,500	1,408
Herman Miller, Inc.	28,600	1,040
HNI Corp.	21,400	950
Hubbell, Inc. — Class B	26,500	1,198
J.B. Hunt Transport Services, Inc.	45,700	949
*Jacobs Engineering Group, Inc.	26,000	2,120
*JetBlue Airways Corp.	77,325	1,098
Joy Global, Inc.	52,250	2,526
Kelly Services, Inc. — Class A	9,400	272
Kennametal, Inc.	17,000	1,000
*Korn/Ferry International	18,500	425
Lincoln Electric Holdings, Inc.	18,800	1,136
Manpower, Inc.	37,400	2,802
Mine Safety Appliances Co.	13,200	484
MSC Industrial Direct Co., Inc. — Class A	23,900	936
*Navigant Consulting, Inc.	23,600	466

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Nordson Corp.	14,800	737
Oshkosh Truck Corp.	32,500	1,574
Pentair, Inc.	43,900	1,378
Precision Castparts Corp.	59,700	4,674
*Quanta Services, Inc.	52,200	1,027
Republic Services, Inc.	50,000	2,034
Rollins, Inc.	13,125	290
Roper Industries, Inc.	38,400	1,929
*Sequa Corp. — Class A	3,000	345
SPX Corp.	25,300	1,547
*Stericycle, Inc.	19,500	1,472
*Swift Transportation Co., Inc.	23,700	623
Teleflex, Inc.	17,200	1,110
*Thomas & Betts Corp.	22,900	1,083
The Timken Co.	41,400	1,208
Trinity Industries, Inc.	35,150	1,237
*United Rentals, Inc.	29,300	745
Werner Enterprises, Inc.	22,150	387
*YRC Worldwide, Inc.	25,100	947

Total		77,717

Information Technology (14.1%)
*3Com Corp.	174,600	718
*Activision, Inc.	109,866	1,894
Acxiom Corp.	30,102	772
ADTRAN, Inc.	27,700	629
*Advent Software, Inc.	8,800	311
*Alliance Data Systems Corp.	29,100	1,818
Amphenol Corp. — Class A	38,500	2,390
*Andrew Corp.	70,300	719
*Arrow Electronics, Inc.	53,800	1,697
*Atmel Corp.	188,600	1,141
*Avnet, Inc.	56,200	1,435
*Avocent Corp.	22,400	758
*The BISYS Group, Inc.	53,000	684
*Cadence Design Systems, Inc.	122,100	2,187
CDW Corp.	26,600	1,871
*Ceridian Corp.	61,200	1,712
*CheckFree Corp.	39,000	1,566
*CommScope, Inc.	26,200	799
*Cree, Inc.	34,000	589
*CSG Systems International, Inc.	20,800	556
*Cypress Semiconductor Corp.	63,400	1,070
Diebold, Inc.	28,800	1,342
*DST Systems, Inc.	24,500	1,534
*Dycom Industries, Inc.	17,900	378
*F5 Networks, Inc.	17,900	1,328
Fair Isaac Corp.	25,400	1,033
*Fairchild Semiconductor International, Inc.	54,000	908
*Gartner, Inc.	25,100	497
Harris Corp.	59,000	2,706
Imation Corp.	15,300	710
*Ingram Micro, Inc. — Class A	61,300	1,251
*Integrated Device Technology, Inc.	87,430	1,353
*International Rectifier Corp.	31,800	1,225
Intersil Corp. — Class A	60,800	1,454

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Jack Henry & Associates, Inc.	34,300	734
*KEMET Corp.	38,300	280
*Lam Research Corp.	62,700	3,173
*Lattice Semiconductor Corp.	50,400	327
*Macrovision Corp.	22,600	639
*McAfee, Inc.	70,200	1,992
*McDATA Corp. — Class A	71,300	396
*MEMC Electronic Materials, Inc.	73,400	2,873
*Mentor Graphics Corp.	36,500	658
*Micrel, Inc.	25,200	272
Microchip Technology, Inc.	95,012	3,107
MoneyGram International, Inc.	37,000	1,160
*MPS Group, Inc.	45,100	640
National Instruments Corp.	25,050	682
*Newport Corp.	18,100	379
*Palm, Inc.	45,800	645
*Parametric Technology Corp.	50,800	915
Plantronics, Inc.	21,000	445
*Plexus Corp.	20,400	487
*Polycom, Inc.	39,100	1,209
*Powerwave Technologies, Inc.	57,300	370
*RF Micro Devices, Inc.	84,800	576
*Semtech Corp.	32,100	420
*Silicon Laboratories, Inc.	24,000	832
*SRA International, Inc. — Class A	18,100	484
*Sybase, Inc.	40,100	990
*Synopsys, Inc.	62,100	1,660
*Tech Data Corp.	24,000	909
*Transaction Systems Architects, Inc.	16,500	537
*TriQuint Semiconductor, Inc.	60,411	272
*UTStarcom, Inc.	46,800	410
*ValueClick, Inc.	43,100	1,018
*Vishay Intertechnology, Inc.	81,187	1,099
*Western Digital Corp.	97,600	1,997
*Wind River Systems, Inc.	33,300	341
*Zebra Technologies Corp. — Class A	31,000	1,078

Total		75,041

Materials (5.3%)
Airgas, Inc.	34,300	1,390
Albemarle Corp.	17,400	1,249
Bowater, Inc.	24,600	554
Cabot Corp.	27,900	1,216
Chemtura Corp.	105,963	1,020
Commercial Metals Co.	52,100	1,344
Cytec Industries, Inc.	18,400	1,040
Ferro Corp.	18,800	389
Florida Rock Industries, Inc.	21,700	934
FMC Corp.	16,900	1,294
Glatfelter	19,700	305
Louisiana-Pacific Corp.	45,900	988
The Lubrizol Corp.	30,300	1,519
Lyondell Chemical Co.	93,000	2,379
Martin Marietta Materials, Inc.	19,900	2,068
Minerals Technologies, Inc.	8,400	494
Olin Corp.	32,100	530
Packaging Corp. of America	35,900	793

Common Stocks (91.7%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Reliance Steel & Aluminum Co.	28,300	1,114
RPM International, Inc.	52,500	1,097
The Scotts Miracle-Gro Co. — Class A	20,300	1,048
Sensient Technologies Corp.	20,500	504
Sonoco Products Co.	43,900	1,671
Steel Dynamics, Inc.	40,100	1,301
The Valspar Corp.	44,800	1,238
Worthington Industries, Inc.	32,100	569

Total		28,048

Telecommunication Services (0.6%)
*Cincinnati Bell, Inc.	108,800	497
Telephone and Data Systems, Inc.	45,800	2,489

Total		2,986

Utilities (7.4%)
AGL Resources, Inc.	34,200	1,331
Alliant Energy Corp.	51,100	1,930
Aqua America, Inc.	58,133	1,324
*Aquila, Inc.	164,900	775
Black Hills Corp.	14,700	543
DPL, Inc.	49,700	1,381
Duquesne Light Holdings, Inc.	38,600	766
Energy East Corp.	65,000	1,612
Equitable Resources, Inc.	53,100	2,218
Great Plains Energy, Inc.	35,400	1,126
Hawaiian Electric Industries, Inc.	35,800	972
IDACORP, Inc.	18,900	730
MDU Resources Group, Inc.	79,600	2,041
National Fuel Gas Co.	36,300	1,399
Northeast Utilities	67,800	1,909
NSTAR	47,000	1,615
OGE Energy Corp.	40,100	1,604
ONEOK, Inc.	48,500	2,091
Pepco Holdings, Inc.	84,200	2,190
PNM Resources, Inc.	33,250	1,034
Puget Energy, Inc.	51,200	1,298
SCANA Corp.	51,300	2,084
*Sierra Pacific Resouces	97,281	1,637
Vectren Corp.	33,500	947
Westar Energy, Inc.	38,400	997
WGL Holdings, Inc.	21,500	700
Wisconsin Energy Corp.	51,500	2,445
WPS Resources Corp.	19,000	1,027

Total		39,726

Total Common Stocks (Cost: $384,481)		489,513

Money Market Investments (8.4%)

Federal Government & Agencies (0.6%)
(b)Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	3,000,000	2,966

Total		2,966

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Money Market Investments (8.4%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (1.9%)
(b)Park Avenue Receivables, 5.30%, 1/17/07	10,000,000	9,976

Total		9,976

National Commercial Banks (0.4%)
(b)UBS Finance LLC, 5.27%, 1/2/07	2,100,000	2,100

Total		2,100

Security Brokers and Dealers (1.9%)
(b)Morgan Stanley Dean Witter, 5.26%, 1/29/07	10,000,000	9,959

Total		9,959

Short Term Business Credit (3.6%)
(b)Old Line Funding Corp., 5.28%, 1/8/07	10,000,000	9,990
(b)Sheffield Receivables, 5.32%, 1/3/07	10,000,000	9,997

Total		19,987

Total Money Market Investments (Cost: $44,987)		44,988

Total Investments (100.1%) (Cost $429,468)(a)		534,501

Other Assets, Less Liabilities (-0.1%)		(761)

Net Assets (100.0%)		533,740

*	Non-Income Producing

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $431,899 and the net unrealized appreciation of investments based on that cost was $102,602 which is comprised of $126,561 aggregate gross unrealized appreciation and $23,959 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long)	108	3/07	$(922)
(Total Notional Value at December 31, 2006, $44,732)

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Janus Capital Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$139 million

The Janus Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity securities of companies of any market capitalization selected for their growth potential using a “bottom up” approach that involves considering companies one at a time. The Portfolio also may invest in special situations, meaning investments in securities of issuers that management believes will appreciate in value due to developments specific to the issuers.

For the year ended December 31, 2006, the Portfolio underperformed its benchmark, the S&P 500® Index. (The Index is unmanaged, cannot be invested in directly and does not include expenses.) The Portfolio posted a return of 4.88%, which compared unfavorably to the 15.79% return of the benchmark. Also, the Russell 1000 Growth Index returned 9.07% for the year ended December 31, 2006.

Within the Portfolio, the sectors that detracted most from performance were Health Care and Consumer Discretionary. Holdings within the Financials and Materials sectors made the largest positive contributions to performance during the period.

As mentioned, holdings within the Health Care sector were major detractors during the 12-month period. UnitedHealth Group, a leading health care provider, experienced weakness early in the year on concerns that its recent acquisition of Pacific Care Health Systems could result in slightly softer earnings in the first half of 2006. The stock came under further pressure in the spring when concerns arose about rising medical costs, as well as inquiries relating to back-dating of executive options. We trimmed the stock aggressively during the spring and fully exited the position over the summer.

Staying within the Health Care sector, generic drug manufacturer Teva Pharmaceuticals declined after a branded drug competitor proactively cut prices on its drug in an attempt to maintain market share in front of the expiration of its patent. Given that the patent expiration cycle will moderate slightly in the coming year, we chose to exit the position.

Looking at our Energy holdings, Texas-based refiner Valero Energy traded down in the middle of the year after gasoline prices fell. Declining gas prices had an adverse effect on Valero’s margins and profitability. However, we have chosen to maintain our exposure to this stock, as refining capacity is expected to remain a bottleneck in the energy complex over the next few years due to the lack of additional capacity coming on line.

Within the Consumer Discretionary sector, Advanced Auto Parts declined during the middle of the summer after guiding down future earnings estimates due to weaker-than-expected store traffic. This development invalidated our investment thesis on the stock; therefore, the position was sold. We also chose to exit our eBay position after becoming concerned about rising competitive threats to its core auction business, as well as about management departures.

Canadian-based Potash Corp. of Saskatchewan, a leading supplier of this key ingredient for fertilizer, made a significant positive contribution to the Portfolio. The stock gained late in the year after reporting better-than-expected earnings and raising future earnings guidance. In addition, potash supply is expected to be limited in the coming year due to a flood at a competing potash supplier.

The Goldman Sachs Group was the top performer within the Financials sector, benefiting from continued robust global capital markets. Goldman Sachs is well positioned in fast-growing markets like Japan and China and its proprietary trading desk is a powerful driver of its business.

Despite Information Technology making a negative contribution to overall performance due to weakness in Yahoo!, Apple Computer was a strong performer during the period. We remain positive on the name and expect Apple to garner continued market share gains in its critical laptop and desktop franchise. We believe expected continued success of its iPod franchise, and the launch of its new iPhone, will further enhance Apple’s fundamental outlook.

Staying within the Information Technology sector, Research in Motion, the distributor of wireless data service devices, made an immediate contribution to performance after being added to the Portfolio in the second half of the year. The company recently reported stronger-than-expected earnings, which confirms that new subscriber growth may be reaccelerating after the patent litigation was settled with NTP earlier this spring. We believe that subscriber growth will continue to be robust, given the successful launch of the Blackberry Pearl, a feature-rich, user-friendly device aimed at the “prosumer” (professional consumer) market. With only 6 million subscribers currently, we believe the total addressable market opportunity for Blackberry devices remains very large.

Finally, Canada-based Suncor Energy made a positive contribution to performance during the period. The company was aided by strength in oil prices and tight energy markets throughout most of the year. The conversion technology that Suncor employs to transform oil sands into marketable oils is becoming more efficient, which is helping to drive down costs.

Looking ahead, we expect economic growth in the U.S. to moderate slightly from the current levels, but remain on a satisfactory upward trend. We expect interest rates to remain stable in the first half of 2007, given the outlook for slight moderation in economic growth. We believe equity markets remain attractively valued and that there is sufficient liquidity in the system.

Regardless of the macro-economic climate, we remain focused on identifying single-purpose business models that are selling compelling products into large total addressable markets.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	Since Inception*
Janus Capital Appreciation Portfolio	4.88%	16.67%
Russell 1000 Growth Index	9.07%	11.49%
S&P 500 Index	15.79%	14.71%
Large Cap Growth Funds Lipper Average	6.31%	-
*Inception	date of 5/1/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees.

The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $74.031 billion: the median market capitalization was $5.561 billion. The largest company in the Index had a market capitalization of $463.636 billion and a smallest of $1.177 billion.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) greater than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large–cap growth funds typically have an above–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,118.30	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.14

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.9%)
Boyd Gaming Corp.	35,625	1,614
*Comcast Corporation — Class A	37,590	1,574
Harrah’s Entertainment, Inc.	47,255	3,909
J.C. Penney Co., Inc.	49,565	3,834
*Lamar Advertising Co. — Class A	77,765	5,086
*Melco PBL Entertainment, ADR	61,475	1,307
Sony Corp., ADR	13,690	586

Total		17,910

Consumer Staples (8.2%)
Bunge, Ltd.	24,775	1,796
Kimberly-Clark Corp.	33,975	2,309
The Procter & Gamble Co.	93,750	6,026
Whole Foods Market, Inc.	26,770	1,256

Total		11,387

Energy (13.6%)
Apache Corp.	18,190	1,210
ConocoPhillips	74,285	5,345
EOG Resources, Inc.	18,720	1,169
Hess Corp.	28,290	1,402
Occidental Petroleum Corp.	29,840	1,457
Peabody Energy Corp.	19,980	807
Suncor Energy, Inc.	71,285	5,626
Valero Energy Corp.	35,740	1,828

Total		18,844

Financials (23.9%)
American Express Co.	97,640	5,924
Commerce Bancorp, Inc.	94,445	3,331
The Goldman Sachs Group, Inc.	24,645	4,913
KKR Private Equity Investors LP	216,921	4,957
Lazard, Ltd. — Class A	73,790	3,493
Moody’s Corp.	58,480	4,039
Wells Fargo & Co.	181,545	6,455

Total		33,112

Health Care (9.4%)
Alcon, Inc.	16,065	1,796
*Amylin Pharmaceuticals, Inc.	36,610	1,321
*Celgene Corp.	35,970	2,069
*Genentech, Inc.	47,625	3,864
*Gilead Sciences, Inc.	62,290	4,044

Total		13,094

Common Stocks (94.2%)	Shares/ $ Par	Value $ (000’s)

Industrials (1.1%)
Deere & Co.	15,420	1,466

Total		1,466

Information Technology (14.1%)
*Apple Computer, Inc.	113,305	9,613
*Electronic Arts, Inc.	39,970	2,013
*Google, Inc. — Class A	4,120	1,897
QUALCOMM, Inc.	33,130	1,252
*Research in Motion, Ltd.	18,170	2,322
*Sun Microsystems, Inc.	455,020	2,466

Total		19,563

Materials (4.6%)
Monsanto Co.	42,990	2,258
Potash Corp. of Saskatchewan, Inc.	28,965	4,156

Total		6,414

Telecommunication Services (2.8%)
*Level 3 Communications, Inc.	285,085	1,596
*Time Warner Telecom, Inc. — Class A	112,325	2,239

Total		3,835

Utilities (3.6%)
*The AES Corp.	224,255	4,943

Total		4,943

Total Common Stocks (Cost: $106,010)		130,568

Money Market Investments (6.1%)

Government (5.4%)
Federal Home Loan Bank, 5.12%, 1/19/07	3,000,000	2,992
Federal Home Loan Bank, 5.14%, 1/10/07	1,300,000	1,298
Federal Home Loan Bank, 5.15%, 1/10/07	1,700,000	1,698
Federal Home Loan Bank, 5.192%, 1/19/07	1,500,000	1,496

Total		7,484

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Money Market Investments (6.1%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (0.7%)
UBS Finance LLC, 5.27%, 1/2/07	1,000,000	1,000

Total		1,000

Total Money Market Investments (Cost: $8,484)		8,484

Total Investments (100.3%) (Cost $114,494)(a)		139,052

Other Assets, Less Liabilities (-0.3%)		(471)

Net Assets (100.0%)		138,581

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $114,546 and the net unrealized appreciation of investments based on that cost was
$24,506 which is comprised of $27,250 aggregate gross
unrealized appreciation and $2,744 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Janus Capital Appreciation Portfolio

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in well-established, high quality companies with above-average potential for earnings growth.	$735 million

The Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a “top down” approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management, product outlook, global exposure, industry leadership position and financial characteristics.

For the year ended December 31, 2006, the Growth Stock Portfolio returned 9.57%. That compares with the 15.79% return of the S&P 500® Index and the 13.31% average return of the Lipper Large-Cap Core Funds — the peer group in which Lipper places the Portfolio. (The S&P 500® Index is unmanaged, cannot be invested in directly, and does not include expenses.) However, the Portfolio outperformed the Lipper Large-Cap Growth Funds category average return of 6.31% for 2006. This is the peer group that most closely fits the Portfolio’s large-cap, growth-oriented investment style. In addition, the Russell 1000 Growth Index returned 9.07% for the year ended December 31, 2006.

Looking at the broad market in 2006, stocks enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an end to the Federal Reserve’s long-running campaign for higher interest rates. In a turnabout from the last several years, large company stocks outperformed small- and mid-cap stocks in 2006. For the year ended December 31, 2006, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while the S&P MidCap 400® and S&P SmallCap 600® Indices returned 10.32% and 15.12%, respectively. Looking at S&P returns by style, value stocks generally outperformed growth stocks.

The Growth Stock Portfolio’s underperformance versus the Index was primarily due to disappointing relative returns in the Health Care and Information Technology sectors. In addition, the Portfolio’s underrepresentation in Energy, Telecommunication Services and Utilities, traditionally value-oriented sectors, detracted from performance relative to its benchmark.

In the Health Care sector, our holdings disappointed in several industries, led by Pharmaceutical names. Teva Pharmaceutical Industries, a large generic drug maker, was the leading detractor from absolute and relative performance because of difficulties with margins and pricing resulting from competition in the generic drug space. Another significant detractor was Health Care Provider, Aetna, which was hurt by higher-than-expected medical cost trends. Other notable detractors were Biotech firms Amgen and Genentech, and Medical Device makers St. Jude Medical and Boston Scientific.

Our Technology holdings also disappointed, in part because of our Internet Software and Services names. In this space, we were overweight in popular Internet portal, Yahoo!, which underperformed on disappointing top-line growth and loss of share to Google. Another key detractor was semiconductor firm Analog Devices, where we saw attractive pockets of growth and expected management to restructure to provide greater shareholder value. We ultimately exited the stock because it missed earnings guidance and showed no visible progress toward restructuring.

Looking at positive contributors, our stock selection worked best in the Consumer Discretionary sector, by far the largest contributor to performance. Media names were some of our biggest winners, led by long-time holding The McGraw-Hill Companies, which was helped by growth in its financial research arm, Standard & Poor’s. Another top-ten contributor to performance in this space was News Corp., which benefited from a financial restructuring, including the announced sale of its DIRECTV business unit. Strength in this sector also extended to our Multi-Line Retail names. Leading contributors here were J.C. Penney Co. and Kohl’s, which both made progress on turnarounds in 2006, demonstrating better-than-expected earnings growth. Outside of Consumer Discretionary, some of the Portfolio’s leading contributors were The Goldman Sachs Group and NYSE Group, which benefited from strength in global capital markets.

Looking ahead to 2007, we expect an environment characterized by modest growth and low inflation. If we are correct, we may see unspectacular earnings growth and modest multiples expansion, which could reveal opportunities to us.

     Growth Stock Portfolio

Growth Stock Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Growth Stock Portfolio	9.57%	3.46%	7.17%
Russell 1000 Growth Index	9.07%	2.69%	5.44%
S&P 500 Index	15.79%	6.19%	8.42%
Large Cap Core Funds Lipper Average	13.31%	5.29%	6.81%
Large Cap Growth Funds Lipper Average	6.31%	2.80%	6.23%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees.

The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $74.031 billion: the median market capitalization was $5.561 billion. The largest company in the Index had a market capitalization of $463.636 billion and a smallest of $1.177 billion.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) greater than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large–cap core funds have more latitude in the companies in which they invest. These funds typically have an average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) greater than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large–cap growth funds typically have an above–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

Growth Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,104.20	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.22

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Growth Stock Portfolio

Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (92.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (16.8%)
Abercrombie & Fitch Co. — Class A	70,300	4,895
*Comcast Corp. — Class A	185,700	7,861
Federated Department Stores, Inc.	159,000	6,063
Fortune Brands, Inc.	120,000	10,247
Hilton Hotels Corp.	299,800	10,463
J.C. Penney Co., Inc.	86,000	6,653
Johnson Controls, Inc.	99,900	8,583
*Kohl’s Corp.	91,800	6,282
The McGraw-Hill Companies, Inc.	154,300	10,495
News Corp. — Class A	353,600	7,595
NIKE, Inc. — Class B	58,000	5,744
Omnicom Group, Inc.	44,000	4,600
Staples, Inc.	296,850	7,926
*Starbucks Corp.	98,000	3,471
Starwood Hotels & Resorts Worldwide, Inc.	95,900	5,994
Station Casinos, Inc.	52,500	4,288
Target Corp.	126,800	7,234
Time Warner, Inc.	240,100	5,229

Total		123,623

Consumer Staples (5.6%)
Altria Group, Inc.	77,900	6,685
CVS Corp.	172,200	5,323
PepsiCo, Inc.	149,100	9,326
The Procter & Gamble Co.	130,800	8,407
Walgreen Co.	127,100	5,833
Wal-Mart Stores, Inc.	118,300	5,463

Total		41,037

Energy (6.1%)
Baker Hughes, Inc.	57,300	4,278
ConocoPhillips	119,016	8,563
EOG Resources, Inc.	92,000	5,745
Exxon Mobil Corp.	160,334	12,287
Schlumberger, Ltd.	73,600	4,649
*Transocean, Inc.	71,800	5,808
Valero Energy Corp.	69,100	3,535

Total		44,865

Financials (14.9%)
American Express Co.	114,400	6,941
American International Group, Inc.	145,600	10,434
Capital One Financial Corp.	85,800	6,591
Citigroup, Inc.	132,600	7,386
Genworth Financial, Inc.	183,600	6,281
The Goldman Sachs Group, Inc.	43,100	8,592
Legg Mason, Inc.	52,300	4,971
Lehman Brothers Holdings, Inc.	95,100	7,429
*NYSE Group, Inc.	49,900	4,850
Prudential Financial, Inc.	112,700	9,676
SLM Corp.	123,200	6,008
The St. Paul Travelers Companies, Inc.	149,300	8,016

Common Stocks (92.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
UBS AG	113,000	6,817
Wachovia Corp.	131,600	7,495
Wells Fargo & Co.	218,800	7,781

Total		109,268

Health Care (17.3%)
Abbott Laboratories	133,600	6,508
*Amgen, Inc.	197,700	13,504
Baxter International, Inc.	113,800	5,279
Caremark Rx, Inc.	98,700	5,637
Eli Lilly & Co.	100,900	5,257
*Genentech, Inc.	129,400	10,497
*Genzyme Corp.	81,600	5,025
*Gilead Sciences, Inc.	132,400	8,597
Johnson & Johnson	132,200	8,728
Medtronic, Inc.	188,400	10,081
Novartis AG, ADR	147,600	8,478
*St. Jude Medical, Inc.	135,000	4,936
Teva Pharmaceutical Industries, Ltd., ADR	206,800	6,427
*Thermo Fisher Scientific, Inc.	189,600	8,587
UnitedHealth Group, Inc.	111,000	5,964
Wyeth	104,500	5,321
*Zimmer Holdings, Inc.	102,600	8,042

Total		126,868

Industrials (9.4%)
The Boeing Co.	75,500	6,707
Danaher Corp.	129,600	9,388
FedEx Corp.	57,100	6,202
General Electric Co.	532,600	19,819
Honeywell International, Inc.	202,100	9,143
Roper Industries, Inc.	99,700	5,009
*Spirit Aerosystems Holdings, Inc.	136,600	4,572
United Technologies Corp.	136,200	8,515

Total		69,355

Information Technology (18.8%)
Accenture, Ltd. — Class A	260,611	9,624
*Amdocs, Ltd.	228,600	8,858
*Apple Computer, Inc.	89,200	7,568
*Broadcom Corp. — Class A	247,350	7,992
*Cisco Systems, Inc.	495,500	13,542
*eBay, Inc.	171,300	5,151
*Electronic Arts, Inc.	130,300	6,562
*Google, Inc. — Class A	33,142	15,260
Hewlett-Packard Co.	235,100	9,684
KLA-Tencor Corp.	99,000	4,925
Maxim Integrated Products, Inc.	136,800	4,189
Microsoft Corp.	254,500	7,599
*Oracle Corp.	397,300	6,810
QUALCOMM, Inc.	174,300	6,587
*SanDisk Corp.	113,000	4,862

Growth Stock Portfolio

Growth Stock Portfolio

Common Stocks (92.8%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Telefonaktiebolaget LM Ericsson, ADR	172,800	6,952
Texas Instruments, Inc.	232,600	6,699
*Yahoo!, Inc.	241,810	6,176

Total		139,040

Materials (2.3%)
Monsanto Co.	145,700	7,654
Praxair, Inc.	150,800	8,947

Total		16,601

Telecommunication Services (1.6%)
*NII Holdings, Inc.	141,400	9,112
Sprint Nextel Corp.	130,900	2,473

Total		11,585

Total Common Stocks (Cost: $548,799)		682,242

Money Market Investments (7.1%)

Autos (1.4%)
(b)Fcar Owner Trust 1, 5.32%, 1/17/07	10,000,000	9,976

Total		9,976

Federal Government & Agencies (0.2%)
(b)Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	1,700,000	1,681

Total		1,681

Finance Lessors (1.4%)
(b)Thunder Bay Funding, Inc., 5.33%, 1/8/07	10,000,000	9,990

Total		9,990

National Commercial Banks (1.4%)
(b)UBS Finance LLC, 5.27%, 1/2/07	10,800,000	10,798

Total		10,798

Security Brokers and Dealers (1.3%)
Morgan Stanley Dean Witter, 5.26%, 1/29/07	10,000,000	9,959

Total		9,959

Money Market Investments (7.1%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.4%)
Sheffield Receivables, 5.27%, 1/3/07	10,000,000	9,998

Total		9,998

Total Money Market Investments (Cost: $52,401)		52,402

Total Investments (99.9%) (Cost $601,200)(a)		734,644

Other Assets, Less Liabilities (0.1%)		411

Net Assets (100.0%)		735,055

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $601,225 and the net unrealized appreciation of investments based on that cost was
$133,419 which is comprised of $144,303 aggregate gross
unrealized appreciation and $10,884 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as
collateral for open futures positions or when-issued securities.
Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	66	3/07	$25
(Total Notional Value at December 31, 2006, $23,543)

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in large, high quality, dividend-paying companies with long-term growth potential.	$535 million

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve these objectives primarily by investing at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. The Portfolio sees gross income of at least 75% of the dividend yield of the S&P 500® Index. Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

Looking at the broad market in 2006, stocks, as measured by the S&P 500® Index, enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an end to the Federal Reserve’s long-running campaign for higher interest rates. In general, large company stocks outperformed small- and mid-cap stocks in 2006. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while the S&P MidCap 400® and S&P SmallCap 600® Indices returned 10.32% and 15.12%, respectively. Looking at returns by style, value stocks outperformed growth stocks by a wide margin yet again.

For the year ended December 31, 2006, the Large Cap Core Stock Portfolio returned 11.49%. That compares with the 15.79% return of the S&P 500®. (This Index is unmanaged, cannot be invested in directly, and does not include expenses.) The average return for the Portfolio’s peer group, the Lipper Large-Cap Core Funds, was 13.31% for the same time period.

The Portfolio’s underperformance versus the Index was driven by disappointing stock selection in the Health Care sector of the S&P 500® Index. The overriding theme in 2006 was a reversal of 2005’s gains, as several of our biggest contributors the prior year turned detractors in 2006. For example, we have been underweight in Pharmaceutical shares as compared to the S&P 500® Index for some time because of our concern over patent expirations, competition from generics, headline risks, and a lack of blockbuster drugs in development. This positioning worked well in 2005, but made for our largest industry-level detractor in 2006. In addition, our stock selection hurt as we were overweight in generic drug maker, Teva Pharmaceutical Industries. The stock suffered from margin and pricing pressures resulting from competition in the generic drug space. Similarly, Medical Device maker, St. Jude Medical, stumbled this year after solid performance in 2005. Another significant detractor in 2006 was Health Care Provider Aetna, which was hurt by higher-than-expected medical pricing trends. Teva, St. Jude, and Aetna were three of the Portfolio’s top four detractors on an absolute basis and relative to the Portfolio’s benchmark.

Our holdings in Financials also disappointed, in part because we were slightly underweight in this winning sector, and also because of poor stock selection. Here, too, 2005’s big winner turned into 2006’s big disappointment — Legg Mason suffered from poor performance by its star asset manager and failed to realize the benefits of acquiring Citibank’s mutual fund assets in 2005. In addition, Consumer Finance firm Capital One Financial faced questions about the health of its loan portfolio and execution of some recent acquisitions. We should also point out that the Financials sector was home to one of our leading contributors to returns in The Goldman Sachs Group, which benefited from strength in global capital markets.

Continuing with positive contributors, our stock selection worked best in the Consumer Discretionary sector, led by names in the Media, Hotels, Restaurants and Leisure, and Multi-Line Retail industries. In the Media space, our leading contributor was News Corp., which benefited from a financial restructuring, including the sale of its DIRECTV business unit. A top contributor to relative and absolute performance among broad-line retailers was J.C. Penney Co., which continued to make progress on its turnaround, demonstrating better-than-expected earnings growth. MGM MIRAGE and Hilton Hotels were other leading names in this sector, helped by good business fundamentals and the private equity buyout of competitor Four Seasons.

Looking ahead to 2007, we are fairly optimistic on the market because we see an environment which has potential for modest growth and low inflation. If we are correct, we may see unspectacular earnings growth and modest multiples expansion, which could reveal opportunities to us.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	11.49%	3.10%	5.57%
S&P 500 Index	15.79%	6.19%	8.42%
Large Cap Core Funds Lipper Average	13.31%	5.29%	6.81%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three–year weighted basis) greater than 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large–cap core funds have more latitude in the companies in which they invest. These funds typically have an average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,100.40	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.22

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (93.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (13.1%)
Abercrombie & Fitch Co. — Class A	51,200	3,565
*Comcast Corp. — Class A	141,000	5,969
Federated Department Stores, Inc.	119,800	4,568
Fortune Brands, Inc.	48,300	4,124
Hilton Hotels Corp.	158,900	5,546
J.C. Penney Co., Inc.	63,300	4,897
Johnson Controls, Inc.	71,700	6,160
*Kohl’s Corp.	47,700	3,264
News Corp. — Class A	317,200	6,812
NIKE, Inc. — Class B	30,400	3,011
Omnicom Group, Inc.	36,300	3,795
Staples, Inc.	199,800	5,335
Starwood Hotels & Resorts Worldwide, Inc.	67,000	4,188
Target Corp.	87,800	5,009
Time Warner, Inc.	175,800	3,829

Total		70,072

Consumer Staples (5.5%)
Altria Group, Inc.	80,600	6,917
CVS Corp.	117,500	3,632
Loews Corp.	39,600	2,563
PepsiCo, Inc.	110,200	6,893
The Procter & Gamble Co.	88,862	5,711
Walgreen Co.	85,000	3,901

Total		29,617

Energy (8.7%)
Baker Hughes, Inc.	42,400	3,166
ConocoPhillips	110,388	7,942
EOG Resources, Inc.	68,100	4,253
Exxon Mobil Corp.	215,300	16,499
Kinder Morgan, Inc.	40,800	4,315
Schlumberger, Ltd.	60,600	3,827
*Transocean, Inc.	52,900	4,279
Valero Energy Corp.	50,200	2,568

Total		46,849

Financials (18.7%)
American Express Co.	60,200	3,652
American International Group, Inc.	105,200	7,538
Bank of America Corp.	175,400	9,364
Capital One Financial Corp.	61,100	4,694
Citigroup, Inc.	96,700	5,386
Genworth Financial, Inc.	138,100	4,724
The Goldman Sachs Group, Inc.	31,500	6,280
Host Hotels & Resorts, Inc.	177,102	4,348
JPMorgan Chase & Co.	153,296	7,404
Legg Mason, Inc.	34,000	3,232
Lehman Brothers Holdings, Inc.	74,200	5,797
Prudential Financial, Inc.	87,100	7,477
SLM Corp.	89,500	4,365
The St. Paul Travelers Companies, Inc.	107,800	5,788
U.S. Bancorp	115,300	4,173

Common Stocks (93.0%)	Shares/ $ Par	Value $ (000’s)

Financials continued
UBS AG	81,900	4,941
Wachovia Corp.	90,600	5,160
Wells Fargo & Co.	180,600	6,422

Total		100,745

Health Care (12.8%)
Abbott Laboratories	107,600	5,241
*Amgen, Inc.	68,600	4,686
Baxter International, Inc.	81,800	3,795
Biomet, Inc.	94,900	3,917
Caremark Rx, Inc.	76,600	4,375
Eli Lilly & Co.	93,700	4,882
*Genentech, Inc.	45,500	3,691
*Gilead Sciences, Inc.	42,400	2,753
Johnson & Johnson	84,100	5,552
Medtronic, Inc.	108,600	5,811
Novartis AG, ADR	66,900	3,843
Pfizer, Inc.	160,600	4,160
*St. Jude Medical, Inc.	86,600	3,166
Teva Pharmaceutical Industries, Ltd., ADR	88,900	2,763
*Thermo Fisher Scientific, Inc.	133,600	6,050
Wyeth	78,200	3,982

Total		68,667

Industrials (11.5%)
The Boeing Co.	55,400	4,922
Canadian National Railway Co.	120,500	5,185
Danaher Corp.	74,000	5,361
FedEx Corp.	29,300	3,183
General Electric Co.	378,700	14,090
Honeywell International, Inc.	148,390	6,713
Norfolk Southern Corp.	68,100	3,425
Roper Industries, Inc.	74,700	3,753
*Spirit Aerosystems Holdings, Inc.	101,400	3,394
United Technologies Corp.	110,000	6,877
Waste Management, Inc.	121,000	4,449

Total		61,352

Information Technology (14.3%)
Accenture, Ltd. — Class A	172,100	6,356
*Amdocs, Ltd.	157,900	6,119
*Broadcom Corp. — Class A	181,950	5,879
*Cisco Systems, Inc.	285,700	7,807
*Electronic Arts, Inc.	98,300	4,950
*Google, Inc. — Class A	12,100	5,572
Hewlett-Packard Co.	172,300	7,097
International Business Machines Corp.	31,500	3,060
KLA-Tencor Corp.	72,600	3,612
Maxim Integrated Products, Inc.	101,000	3,093
Microsoft Corp.	189,400	5,655
*Oracle Corp.	293,500	5,031
QUALCOMM, Inc.	127,700	4,826

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Common Stocks (93.0%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*SanDisk Corp.	65,000	2,797
Texas Instruments, Inc.	170,100	4,899

Total		76,753

Materials (3.5%)
International Paper Co.	163,000	5,558
Monsanto Co.	150,600	7,912
Praxair, Inc.	84,400	5,007

Total		18,477

Telecommunication Services (1.9%)
AT&T, Inc.	164,000	5,863
Sprint Nextel Corp.	214,076	4,044

Total		9,907

Utilities (3.0%)
Exelon Corp.	87,900	5,440
PG&E Corp.	132,300	6,262
TXU Corp.	76,700	4,158

Total		15,860

Total Common Stocks (Cost: $385,972)		498,299

Money Market Investments (6.9%)

Federal Government & Agencies (0.2%)
Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	1,000,000	989

Total		989

Finance Lessors (3.7%)
Ranger Funding Co. LLC, 5.31%, 1/12/07	10,000,000	9,984
Windmill Funding Corp., 5.29%, 1/18/07	10,000,000	9,975

Total		19,959

National Commercial Banks (1.1%)
(b)UBS Finance LLC, 5.27%, 1/2/07	5,900,000	5,899

Total		5,899

Money Market Investments (6.9%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (1.9%)
(b)Sheffield Receivables, 5.32%, 1/3/07	10,000,000	9,997

Total		9,997

Total Money Market Investments (Cost: $36,843)		36,844

Total Investments (99.9%) (Cost $422,815)(a)		535,143

Other Assets, Less Liabilities (0.1%)		310

Net Assets (100.0%)		535,453

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $423,711 and the net unrealized appreciation of investments based on that cost was
$111,431 which is comprised of $116,953 aggregate gross
unrealized appreciation and $5,522 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as
collateral for open futures positions or when-issued securities.
Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	32	3/07	$(21)
(Total Notional Value at December 31, 2006, $11,448)

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Capital Guardian Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in American companies that exhibit value characteristics relative to S&P 500® Index, and which have above market dividend yields.	$410 million

The Capital Guardian Domestic Equity Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion dollars or more.

Looking at the broad market in 2006, stocks enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an end to the Federal Reserve’s long-running campaign for higher interest rates. In a turnabout from the last several years, large company stocks outperformed small- and mid-cap stocks in 2006. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while the S&P 400® MidCap and S&P 600® SmallCap Indices returned 10.32% and 15.12%, respectively. Looking at returns by style, value stocks generally outperformed growth stocks by a wide margin.

For the year ended December 31, 2006, the Capital Guardian Domestic Equity Portfolio returned 16.56%, outperforming the 15.79% return of the S&P 500® Index. (The Index is unmanaged, cannot be invested in directly and does not include expenses.) The average return for the Portfolio’s peer group, Lipper Multi-Cap Value Funds, was 17.30%. Also, the Russell 1000 Value Index returned 22.25% for the year ended December 31, 2006.

The Portfolio’s outperformance of the S&P 500® Index can be attributed largely to positioning in the Consumer Staples and Health Care sectors. Looking first at contributors in the Staples sector, two of our top-five contributors to return were Kraft Foods and its majority owner, Altria Group. Kraft was one of our biggest detractors in 2005, but we were firm in our conviction that this was a long-term hold. Both stocks performed well in 2006, announcing share buy-backs, consistently beating earnings estimates, and benefiting from shareholders looking ahead to the much-anticipated spin-off of Kraft by Altria.

In Health Care, the leading contributors to Portfolio performance were in the Pharmaceutical space, home to Merck & Co. and Pfizer, among others. Merck was the Portfolio’s best-performing stock in this space. After a difficult 2005, we felt Merck carried an attractive valuation and dividend yield. We also liked Merck’s pipeline of new drugs in development, and the fact that it continued to bounce back after pulling its popular painkiller Vioxx from the market in 2004. Pfizer also performed well in 2006, despite stumbling at the end of the year after canceling one of its most promising drugs in development because of health risks. Despite this setback, we continued to hold a sizable position in Pfizer, because we think it could do in 2007 what Merck did in 2006.

Our stock selection disappointed in Financials, which was home to the Portfolio’s top detractor from performance, Capital One Financial. This financial services firm faced investor scrutiny over its exposure to sub-prime loans at a time of slowing economic growth. In addition, the Portfolio’s position in SLM Corp., or Sallie Mae, underperformed versus its benchmark on worry about what Democratic control of Congress might mean in terms of oversight and regulation for this education lender. We are positive on this stock despite its troubles in 2006 because of its strong free cash flow, attractive valuation, and healthy dividend. Despite these negatives, the Financials sector was home to one of our leading contributors to returns, JP Morgan Chase. This money center bank continued to make progress on its turnaround under CEO Jamie Dimon. The stock also benefited from strength in global capital markets.

Finally, the Portfolio’s Telecommunication Services holdings held a disappointment in Sprint Nextel. This was one of the leading detractors from results for the year as the combined firm struggled to realize the benefits of its 2005 merger.

Looking ahead to 2007, we see several factors that could work in equities’ favor. Against a backdrop of moderate economic growth and low inflation, we think corporations can continue to generate healthy profits. That is one of three legs we believe stock returns stand on. The other two are price-to-earnings multiples expansion and dividend yield. We currently find yields fairly attractive and think there is potential to see multiples expand in the coming year.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception*
Capital Guardian Domestic Equity Portfolio	16.56%	9.27%	8.08%
Russell 1000 Value Index	22.25%	10.86%	9.12%
S&P 500 Index	15.79%	6.19%	4.78%
Multi Cap Value Funds Lipper Average	17.30%	9.04%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $111.895 billion: the median market capitalization was $5.22 billion. The largest company in the Index had a market capitalization of $463.636 billion and a smallest of $1.335 billion.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi–cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three–year weighted basis) above 300% of the dollar–weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi–cap value funds typically have a below–average price–to–earnings ratio, price–to–book ratio, and three–year sales–per–share growth value, compared to the S&P SuperComposite 1500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,118.20	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$2.93

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (95.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (7.1%)
Carnival Corp.	32,600	1,599
Clear Channel Communications, Inc.	247,200	8,786
*Dollar Tree Stores, Inc.	38,700	1,165
General Motors Corp.	82,400	2,531
*Hanesbrands, Inc.	73,875	1,745
*Idearc, Inc.	6,950	199
*Jarden Corp.	147,800	5,142
Johnson Controls, Inc.	40,900	3,514
Leggett & Platt, Inc.	111,800	2,672
McDonald’s Corp.	35,300	1,565

Total		28,918

Consumer Staples (11.0%)
Altria Group, Inc.	162,000	13,903
Avon Products, Inc.	74,000	2,445
General Mills, Inc.	48,600	2,799
Kraft Foods, Inc. — Class A	299,600	10,696
Sara Lee Corp.	591,000	10,065
Unilever NV	187,200	5,101

Total		45,009

Energy (6.8%)
Chevron Corp.	47,046	3,459
Exxon Mobil Corp.	50,000	3,832
Royal Dutch Shell PLC, ADR A	86,700	6,137
Royal Dutch Shell PLC, ADR B	62,728	4,463
*Transocean, Inc.	57,100	4,619
*Weatherford International, Ltd.	124,500	5,203

Total		27,713

Financials (33.0%)
American International Group, Inc.	87,700	6,285
*AmeriCredit Corp.	82,100	2,066
*Berkshire Hathaway, Inc.	20	2,200
Capital One Financial Corp.	66,900	5,139
The Chubb Corp.	48,100	2,545
Compass Bancshares, Inc.	18,100	1,080
Douglas Emmett, Inc.	126,600	3,366
Fifth Third Bancorp	123,700	5,063
General Growth Properties, Inc.	132,420	6,916
The Goldman Sachs Group, Inc.	9,900	1,974
The Hartford Financial Services Group, Inc.	41,900	3,910
Host Hotels & Resorts, Inc.	119,200	2,926
Hudson City Bancorp, Inc.	502,300	6,972
IndyMac Bancorp, Inc.	120,900	5,460
JPMorgan Chase & Co.	273,588	13,214
Marsh & McLennan Companies, Inc.	323,000	9,903
Merrill Lynch & Co., Inc.	43,800	4,078
RenaissanceRe Holdings, Ltd.	62,600	3,756
SLM Corp.	206,100	10,051
The St. Paul Travelers Companies, Inc.	22,923	1,231
Wachovia Corp.	181,209	10,320
Washington Mutual, Inc.	340,300	15,480

Common Stocks (95.2%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Wells Fargo & Co.	221,000	7,859
XL Capital, Ltd. — Class A	52,700	3,795

Total		135,589

Health Care (8.7%)
AstraZeneca PLC, ADR	79,300	4,247
Eli Lilly & Co.	9,800	511
Merck & Co., Inc.	182,100	7,940
Pfizer, Inc.	344,900	8,932
Sanofi-Aventis, ADR	91,300	4,215
*Triad Hospitals, Inc.	19,300	807
*WellPoint, Inc.	112,500	8,853

Total		35,505

Industrials (8.5%)
3M Co.	51,600	4,021
American Standard Companies, Inc.	30,100	1,380
Emerson Electric Co.	46,600	2,054
General Electric Co.	432,800	16,105
Hubbell, Inc. — Class B	25,800	1,166
Illinois Tool Works, Inc.	86,700	4,005
Siemens AG, ADR	21,900	2,158
Tyco International, Ltd.	75,100	2,283
Union Pacific Corp.	20,000	1,840

Total		35,012

Information Technology (7.4%)
*Affiliated Computer Services, Inc. — Class A	55,200	2,696
*Fairchild Semiconductor International, Inc.	240,400	4,041
*Flextronics International, Ltd.	537,200	6,167
Hewlett-Packard Co.	89,000	3,666
Intel Corp.	502,200	10,169
*International Rectifier Corp.	33,500	1,291
Jabil Circuit, Inc.	89,600	2,200

Total		30,230

Materials (4.6%)
Air Products & Chemicals, Inc.	36,700	2,579
Alcoa, Inc.	114,300	3,430
The Dow Chemical Co.	76,800	3,067
E. I. du Pont de Nemours & Co.	26,700	1,301
International Paper Co.	125,500	4,280
Lyondell Chemical Co.	102,800	2,629
Methanex Corp.	50,900	1,393

Total		18,679

Telecommunication Services (4.9%)
AT&T, Inc.	314,600	11,247
Sprint Nextel Corp.	242,900	4,588
Verizon Communications, Inc.	111,000	4,134

Total		19,969

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Common Stocks (95.2%)	Shares/ $ Par	Value $ (000’s)

Utilities (3.2%)
*CMS Energy Corp.	236,500	3,949
Duke Energy Corp.	67,800	2,252
Equitable Resources, Inc.	37,500	1,566
MDU Resources Group, Inc.	44,100	1,131
NiSource, Inc.	112,300	2,706
Pinnacle West Capital Corp.	31,600	1,602

Total		13,206

Total Common Stocks (Cost: $332,013)		389,830

Convertible Corporate Bonds (1.0%)

Automobiles And Other Motor Vehicles (1.0%)
Ford Motor Co., 4.25%, 12/15/36	3,963,000	4,235

Total Convertible Corporate Bonds (Cost: $3,988)		4,235

Money Market Investments (3.8%)

Government (3.6%)
Federal Home Loan Bank, 5.12%, 1/19/07	1,500,000	1,496
Federal Home Loan Bank, 5.14%, 1/10/07	7,300,000	7,291
Federal Home Loan Bank, 5.192%, 1/19/07	6,000,000	5,984

Total		14,771

Money Market Investments (3.8%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (0.2%)
UBS Finance LLC, 5.27%, 1/2/07	1,000,000	1,000

Total		1,000

Total Money Market Investments (Cost: $15,771)		15,771

Total Investments (100.0%) (Cost $351,772)(a)		409,836

Other Assets, Less Liabilities (0.0%)		—

Net Assets (100.0%)		409,836

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $351,750 and the net unrealized appreciation of investments based on that cost was
$58,086 which is comprised of $61,320 aggregate gross
unrealized appreciation and $3,234 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Domestic Equity Portfolio

T. Rowe Price Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in the equity securities of established companies paying above-average dividends.	$201 million

The T. Rowe Price Equity Income Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends. Typically a value approach in selecting investments is employed, meaning that companies are selected based on management’s belief that they are undervalued, but have good prospects for capital appreciation and dividend growth based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

The T. Rowe Price Equity Income Portfolio delivered strong returns in 2006, outperforming its benchmark, the S&P 500® Stock Index. For the year ended December 31, 2006, the Portfolio returned 19.15%, compared with 15.79% for the Index. (The Index is unmanaged, cannot be invested in directly and does not include expenses.) The Portfolio also outpaced the 18.19% average return of its peer group, the Lipper Equity Income Funds. Effective stock selection and allocation decisions across a number of sectors helped the Portfolio beat its benchmark. Energy was a sector that detracted from relative returns.

Every sector contributed positively to the S&P 500® Index’s gains for the year, led by Telecommunication Services; Energy and Utilities also performed very well. Health Care performed the worst of the broad sectors but was still up more than 7%. Information Technology was the only other sector in the Index to post single-digit returns for the year. Looking at general S&P Index returns based on company size, large- and small-caps outperformed shares of medium-sized companies, while value again outperformed growth.

Stock selection in Industrials and Business Services was a significant factor in the Portfolio’s outperformance versus its benchmark, led by positioning in the Machinery and Commercial Services and Supplies industries. The single largest contributor in the sector was equipment company Deere, which enjoyed record fourth quarter earnings. Waste Management was a leading contributor in the Commercial Services industry, as healthy economic growth early in the year meant strong demand for its products.

In Information Technology, effective stock selection and an underweight to this lagging sector contributed to relative results. In particular, the Portfolio had no exposure to the relatively poor performing Internet Software and Services industry. It was a similar story in Computers and Peripherals, where the Portfolio was underweight in Dell, which had negative returns for the year. At the same time, we were overweight in International Business Machines, which rallied after reporting strong third-quarter revenue growth. We added select Information Technology names where we saw attractive values, building a sizable position in Microsoft during the year. This top-ten holding performed well in the second half of the year.

Health Care was another sector where stock selection and an underweight position helped relative returns. The Portfolio’s Health Care holdings were focused largely on the Pharmaceutical industry, which performed well. Merck was the leading contributor in this segment, benefiting when one of its vaccines was recommended to be part of a routine vaccination schedule for pre-teen girls.

At the other end of the spectrum, our performance was negatively impacted relative to its benchmark due to disappointing stock selection among Energy shares. An underweight to ExxonMobil and poor performance by Portfolio holding Anadarko Petroleum impacted the Portfolio’s relative return.

In addition, our stock selection detracted in both the Telecommunication Services and Consumer Discretionary sectors relative to the Portfolio’s benchmark; however, overweights to these winning sectors made them positive contributors overall.

Going forward, we believe the pace of corporate earnings growth could slow along with the economy, though we still find equity valuations to be reasonable — valuations are neither too high nor compellingly attractive, and liquidity is good. We will continue to employ our discipline of seeking reasonably valued stocks of high quality companies while monitoring general economic conditions.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	Since Inception*
T. Rowe Price Equity Income Portfolio	19.15%	16.80%
S&P 500 Index	15.79%	14.71%
Equity Income Funds Lipper Average	18.19%	-
*Inception	date of 5/01/03

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Equity Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing primarily in dividend–paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,134.00	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.44

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (14.1%)
*Bed Bath & Beyond, Inc.	25,100	956
CBS Corp. — Class B	47,150	1,470
D.R. Horton, Inc.	33,600	890
Dow Jones & Co., Inc.	35,800	1,360
Eastman Kodak Co.	52,400	1,352
*Echostar Communications Corp.	11,500	437
Ford Motor Co.	55,100	414
Fortune Brands, Inc.	15,100	1,289
Gannett Co., Inc.	9,500	574
Genuine Parts Co.	22,500	1,067
H&R Block, Inc.	60,300	1,389
The Home Depot, Inc.	48,200	1,936
*Idearc, Inc.	2,255	65
Mattel, Inc.	83,300	1,888
The New York Times Co. — Class A	71,000	1,730
Newell Rubbermaid, Inc.	61,700	1,786
RadioShack Corp.	27,400	460
Sony Corp., ADR	27,100	1,161
Time Warner, Inc.	125,700	2,738
Tribune Co.	73,300	2,256
*Viacom, Inc. — Class B	30,750	1,262
The Walt Disney Co.	52,600	1,803

Total		28,283

Consumer Staples (8.5%)
Anheuser-Busch Companies, Inc.	43,900	2,160
Avon Products, Inc.	45,000	1,487
Campbell Soup Co.	26,500	1,031
The Coca-Cola Co.	45,500	2,195
Colgate-Palmolive Co.	37,800	2,465
General Mills, Inc.	29,300	1,688
The Hershey Co.	2,200	110
Kimberly-Clark Corp.	17,700	1,203
McCormick & Co., Inc.	21,000	810
Sara Lee Corp.	28,700	489
Sysco Corp.	15,600	573
UST, Inc.	17,000	989
Wal-Mart Stores, Inc.	39,700	1,833

Total		17,033

Energy (9.0%)
Anadarko Petroleum Corp.	28,200	1,227
BP PLC, ADR	23,800	1,597
Chevron Corp.	51,900	3,816
Exxon Mobil Corp.	51,400	3,939
Hess Corp.	41,500	2,057
Murphy Oil Corp.	25,400	1,292
Royal Dutch Shell PLC, ADR A	41,600	2,945
Schlumberger, Ltd.	20,300	1,282

Total		18,155

Financials (17.4%)
American International Group, Inc.	35,100	2,515
Bank of America Corp.	5,700	304

Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

Financials continued
The Charles Schwab Corp.	98,600	1,907
The Chubb Corp.	15,000	794
Citigroup, Inc.	40,200	2,239
Fannie Mae	17,400	1,033
Fifth Third Bancorp	52,400	2,145
JPMorgan Chase & Co.	100,588	4,858
Lincoln National Corp.	28,076	1,864
Marsh & McLennan Companies, Inc.	98,000	3,005
Mellon Financial Corp.	54,300	2,289
Mercantile Bankshares Corp.	15,300	716
Morgan Stanley	26,700	2,174
National City Corp.	25,200	921
The St. Paul Travelers Companies, Inc.	32,127	1,725
State Street Corp.	25,300	1,706
SunTrust Banks, Inc.	19,000	1,605
U.S. Bancorp	33,000	1,194
UnumProvident Corp.	56,200	1,168
Wells Fargo & Co.	20,900	743

Total		34,905

Health Care (9.1%)
Abbott Laboratories	31,400	1,529
Baxter International, Inc.	24,500	1,137
*Boston Scientific Corp.	49,100	844
Bristol-Myers Squibb Co.	55,800	1,469
Eli Lilly & Co.	44,300	2,308
Johnson & Johnson	30,800	2,033
*MedImmune, Inc.	26,800	868
Merck & Co., Inc.	67,300	2,935
Pfizer, Inc.	86,300	2,235
Schering-Plough Corp.	35,300	834
Wyeth	40,700	2,072

Total		18,264

Industrials (12.8%)
3M Co.	21,100	1,644
Avery Dennison Corp.	25,500	1,732
Cooper Industries, Ltd. — Class A	10,100	913
Deere & Co.	700	67
Eaton Corp.	9,400	706
General Electric Co.	154,500	5,750
Honeywell International, Inc.	52,600	2,380
Illinois Tool Works, Inc.	25,400	1,173
Ingersoll-Rand Co., Ltd. — Class A	24,000	939
Masco Corp.	45,200	1,350
Norfolk Southern Corp.	18,000	905
Pall Corp.	35,700	1,233
Raytheon Co.	28,200	1,489
Tyco International, Ltd.	52,300	1,590
Union Pacific Corp.	27,400	2,522
Waste Management, Inc.	35,200	1,294

Total		25,687

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Common Stocks (93.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology (6.8%)
Analog Devices, Inc.	44,500	1,463
*Cisco Systems, Inc.	35,900	981
*Computer Sciences Corp.	10,500	560
*Dell, Inc.	57,800	1,450
Intel Corp.	43,900	889
International Business Machines Corp.	25,100	2,438
Microsoft Corp.	117,300	3,504
Motorola, Inc.	43,000	884
Nokia OYJ, ADR	73,000	1,483

Total		13,652

Materials (5.2%)
Alcoa, Inc.	38,700	1,161
Chemtura Corp.	42,599	410
E. I. du Pont de Nemours & Co.	41,200	2,007
International Flavors & Fragrances, Inc.	35,800	1,760
International Paper Co.	82,600	2,817
MeadWestvaco Corp.	30,200	908
Vulcan Materials Co.	15,000	1,348

Total		10,411

Telecommunication Services (5.3%)
ALLTEL Corp.	26,700	1,615
AT&T, Inc.	100,535	3,594
*Qwest Communications International, Inc.	207,100	1,733
Sprint Nextel Corp.	77,900	1,472
Verizon Communications, Inc.	47,500	1,769
Windstream Corp.	24,504	348

Total		10,531

Utilities (5.3%)
Duke Energy Corp.	58,900	1,955
Entergy Corp.	20,800	1,920
FirstEnergy Corp.	19,700	1,188
NiSource, Inc.	70,900	1,709
Pinnacle West Capital Corp.	15,800	801
Progress Energy, Inc.	28,500	1,399
TECO Energy, Inc.	21,800	376
Xcel Energy, Inc.	52,800	1,218

Total		10,566

Total Common Stocks (Cost: $155,512)		187,487

Convertible Corporate Bonds (0.2%)	Shares/ $ Par	Value $ (000’s)

Automobiles And Other Motor Vehicles (0.1%)
Ford Motor Co., 4.25%, 12/15/36	247,000	264

Total		264

Telephone and Telegraph Apparatus (0.1%)
Lucent Technologies, 8.00%, 8/1/31	165,000	165

Total		165

Total Convertible Corporate Bonds (Cost: $405)		429

Money Market Investments (5.5%)

Other Holdings (5.5%)
Reserve Investment Fund	11,108,124	11,108

Total Money Market Investments (Cost: $11,108)		11,108

Total Investments (99.2%) (Cost $167,025)(a)		199,024

Other Assets, Less Liabilities (0.8%)		1,483

Net Assets (100.0%)		200,507

*	Non-Income Producing

ADR after the name of a security represents — American
Depositary Receipt.

(a)	At December 31, 2006 the aggregate cost of securities for
federal tax purposes (in thousands) was $167,074 and the net unrealized appreciation of investments based on that cost was
$31,950 which is comprised of $33,834 aggregate gross
unrealized appreciation and $1,884 aggregate gross unrealized depreciation.

T. Rowe Price Equity Income Portfolio

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Invest in common stocks found in the S&P 500® Index utilizing a computer program to maintain sector proportions in the Portfolio equal to the Index.	$2.1 billion

The Index 500 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index. The Portfolio seeks to achieve this objective by investing at least 80% in common stocks included in the S&P 500® Index in proportion to their Index weightings to capture broad market performance using a computer program to determine which stocks should be purchased or sold.

For the year ended December 31, 2006, the Portfolio had a total return of 15.62%, compared with 15.79% for the S&P 500® Index. (This Index is unmanaged, cannot be invested in directly, and does not include expenses.) Portfolio performance slightly lagged the S&P 500® due to transaction costs, administrative expenses, cash flow effects, and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, the S&P 500 Index Objective Funds, was 15.38%.

Looking at the broad market in 2006, stocks generally enjoyed solid returns thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an apparent end to the Federal Reserve’s long-running campaign for higher interest rates. In a turnabout from the last several years, large company stocks outperformed small- and mid-cap stocks in 2006. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while mid- and small-cap stocks returned 10.32% and 15.12%, respectively, as measured by the S&P MidCap 400® and S&P SmallCap 600® Indices. One trend that did not reverse — value stocks outperformed growth stocks by a wide margin.

Every sector contributed positively to the S&P 500®’s gains for the year, with the worst-performing segment still managing returns of 7.5%. The biggest contributions to Index returns came from the Financials and Energy sectors. Financial stocks — which made up 22% of the Index and returned 19% — benefited from the strong performance of firms whose revenues are tied to capital markets activity, such as Asset Managers, Investment Banks and Brokers, and Custody Banks. In the Energy space, the big, integrated oil producers enjoyed record profits and strong demand from investors looking for exposure to the sector without the volatility of the Exploration and Production and Oil Services firms. As a result, the major oil producers were some of the leading contributors to Index performance for the year. Telecommunication Services had the best absolute returns in 2006, up 37%; however, these shares made up just 3% of the Index. This sector’s valuations had been depressed after poor returns in 2005; in addition, consolidation and an above-average dividend yield made this segment attractive. Health Care was the worst performing segment of the Index, with a return of a little less than 8%. This was because of some high profile medical device and drug safety concerns, as well as worry about what Democratic control of Congress might mean for stocks in this sector in terms of additional industry oversight.

As we seek to track the performance and weightings of stocks in the S&P 500® Index, we make changes in the Portfolio’s holding as the Index changes. Standard & Poor’s changes the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s periodically adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2006, 30 companies were added to the Index, with a like number eliminated.

Looking ahead to 2007, we continue to view large company stocks as attractively valued, relative to small company stocks, with healthy profits and balance sheets. In addition, worry about economic and earnings growth has the potential to favor the growth style of investing over value, as investors seek out proven growers. However, we would have said the same thing heading into 2006, and it is difficult to predict when the long-running trend of outperformance by small-cap and value-oriented shares will reverse. That said, one compelling attraction of investing in a fund based on a broad market index is that shareholders gain exposure to both growth and value stocks in a single equity holding.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	15.62%	6.05%	8.38%
S&P 500 Index	15.79%	6.19%	8.42%
S&P 500 Index Objective Funds Lipper Average	15.38%	5.78%	8.11%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees.

Indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index is unmanaged, cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,126.50	$1.06
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$1.01

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.4%)
*Amazon.com, Inc.	49,300	1,945
*Apollo Group, Inc. — Class A	22,300	869
*AutoNation, Inc.	23,929	510
*AutoZone, Inc.	8,125	939
*Bed Bath & Beyond, Inc.	45,100	1,718
Best Buy Co., Inc.	64,375	3,167
*Big Lots, Inc.	17,500	401
The Black & Decker Corp.	10,900	872
Brunswick Corp.	14,700	469
Carnival Corp.	71,009	3,483
CBS Corp. — Class B	124,824	3,892
Centex Corp.	19,000	1,069
Circuit City Stores, Inc.	22,700	431
Clear Channel Communications, Inc.	78,850	2,802
*Coach, Inc.	58,700	2,522
*Comcast Corp. — Class A	332,270	14,065
D.R. Horton, Inc.	44,100	1,168
Darden Restaurants, Inc.	23,450	942
Dillard’s, Inc. — Class A	9,764	341
*The DIRECTV Group, Inc.	123,100	3,070
Dollar General Corp.	49,848	801
Dow Jones & Co., Inc.	10,420	396
The E.W. Scripps Co. — Class A	13,300	664
Eastman Kodak Co.	45,883	1,184
Family Dollar Stores, Inc.	24,200	710
Federated Department Stores, Inc.	83,846	3,197
Ford Motor Co.	301,594	2,265
Fortune Brands, Inc.	24,167	2,064
Gannett Co., Inc.	37,450	2,264
The Gap, Inc.	84,175	1,641
General Motors Corp.	90,327	2,775
Genuine Parts Co.	27,200	1,290
*The Goodyear Tire & Rubber Co.	28,300	594
H&R Block, Inc.	51,500	1,187
Harley-Davidson, Inc.	41,400	2,917
Harman International Industries, Inc.	10,400	1,039
Harrah’s Entertainment, Inc.	29,750	2,461
Hasbro, Inc.	25,325	690
Hilton Hotels Corp.	61,750	2,155
The Home Depot, Inc.	325,894	13,088
*IAC/InterActiveCorp	35,600	1,323
International Game Technology	54,200	2,504
*The Interpublic Group of Companies, Inc.	70,400	862
J.C. Penney Co., Inc.	35,950	2,781
Johnson Controls, Inc.	31,300	2,689
Jones Apparel Group, Inc.	17,600	588
KB HOME	12,500	641
*Kohl’s Corp.	52,267	3,577
Leggett & Platt, Inc.	28,533	682
Lennar Corp. — Class A	22,000	1,154
Limited Brands, Inc.	54,587	1,580
Liz Claiborne, Inc.	16,400	713

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Lowe’s Companies, Inc.	243,200	7,576
Marriott International, Inc. — Class A	53,700	2,563
Mattel, Inc.	60,888	1,380
McDonald’s Corp.	197,478	8,754
The McGraw-Hill Companies, Inc.	56,520	3,844
Meredith Corp.	6,200	349
The New York Times Co. — Class A	22,970	560
Newell Rubbermaid, Inc.	44,292	1,282
News Corp. — Class A	373,800	8,029
NIKE, Inc. — Class B	30,000	2,971
Nordstrom, Inc.	36,534	1,803
*Office Depot, Inc.	44,457	1,697
OfficeMax, Inc.	11,900	591
Omnicom Group, Inc.	27,300	2,854
Pulte Homes, Inc.	33,700	1,116
RadioShack Corp.	21,700	364
*Sears Holdings Corp.	13,280	2,230
The Sherwin-Williams Co.	17,913	1,139
Snap-on, Inc.	9,317	444
The Stanley Works	12,950	651
Staples, Inc.	115,350	3,080
*Starbucks Corp.	120,700	4,275
Starwood Hotels & Resorts Worldwide, Inc.	33,900	2,119
Target Corp.	137,157	7,825
Tiffany & Co.	21,567	846
Time Warner, Inc.	637,500	13,885
The TJX Companies, Inc.	72,700	2,073
Tribune Co.	30,436	937
*Univision Communications, Inc. — Class A	40,300	1,427
VF Corp.	14,257	1,170
*Viacom, Inc. — Class B	111,624	4,580
The Walt Disney Co.	330,257	11,318
Wendy’s International, Inc.	15,250	505
Whirlpool Corp.	12,544	1,041
*Wyndham Worldwide Corp.	31,686	1,015
Yum! Brands, Inc.	42,280	2,486

Total		215,930

Consumer Staples (9.0%)
Altria Group, Inc.	334,622	28,717
Anheuser-Busch Companies, Inc.	122,749	6,039
Archer-Daniels-Midland Co.	104,903	3,353
Avon Products, Inc.	71,000	2,346
Brown-Forman Corp. — Class B	12,618	836
Campbell Soup Co.	34,822	1,354
The Clorox Co.	24,250	1,556
The Coca-Cola Co.	325,575	15,709
Coca-Cola Enterprises, Inc.	44,300	905
Colgate-Palmolive Co.	82,122	5,358
ConAgra Foods, Inc.	81,367	2,197
*Constellation Brands, Inc. — Class A	33,500	972

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Costco Wholesale Corp.	73,164	3,868
CVS Corp.	131,534	4,066
*Dean Foods Co.	21,400	905
The Estee Lauder Companies, Inc. — Class A	20,300	829
General Mills, Inc.	54,767	3,155
H.J. Heinz Co.	52,617	2,368
The Hershey Co.	27,800	1,384
Kellogg Co.	40,057	2,005
Kimberly-Clark Corp.	73,156	4,971
The Kroger Co.	114,605	2,644
McCormick & Co., Inc.	21,000	810
Molson Coors Brewing Co. — Class B	7,300	558
The Pepsi Bottling Group, Inc.	21,900	677
PepsiCo, Inc.	262,230	16,402
The Procter & Gamble Co.	505,964	32,517
Reynolds American, Inc.	27,400	1,794
Safeway, Inc.	70,800	2,447
Sara Lee Corp.	119,235	2,031
SUPERVALU, Inc.	32,870	1,175
Sysco Corp.	98,725	3,629
Tyson Foods, Inc. — Class A	40,200	661
UST, Inc.	25,667	1,494
Walgreen Co.	160,246	7,354
Wal-Mart Stores, Inc.	392,700	18,135
Whole Foods Market, Inc.	22,800	1,070
Wm. Wrigley Jr. Co.	35,058	1,813

Total		188,104

Energy (9.6%)
Anadarko Petroleum Corp.	73,424	3,195
Apache Corp.	52,646	3,501
Baker Hughes, Inc.	51,230	3,825
BJ Services Co.	46,800	1,372
Chesapeake Energy Corp.	66,400	1,929
Chevron Corp.	348,114	25,597
ConocoPhillips	262,838	18,911
CONSOL Energy, Inc.	29,200	938
Devon Energy Corp.	70,600	4,736
El Paso Corp.	112,671	1,722
EOG Resources, Inc.	38,920	2,431
Exxon Mobil Corp.	931,356	71,371
Halliburton Co.	160,538	4,985
Hess Corp.	43,200	2,141
Kinder Morgan, Inc.	17,167	1,815
Marathon Oil Corp.	56,133	5,192
Murphy Oil Corp.	29,900	1,520
*Nabors Industries, Ltd.	47,800	1,423
*National-Oilwell Varco, Inc.	28,000	1,713
Noble Corp.	21,650	1,649
Occidental Petroleum Corp.	137,540	6,716
Peabody Energy Corp.	42,100	1,701
Rowan Companies, Inc.	17,650	586
Schlumberger, Ltd.	188,134	11,883
Smith International, Inc.	31,800	1,306
Sunoco, Inc.	19,700	1,228
*Transocean, Inc.	46,651	3,774

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Valero Energy Corp.	96,500	4,937
*Weatherford International, Ltd.	54,200	2,265
The Williams Companies, Inc.	95,200	2,487
XTO Energy, Inc.	58,399	2,748

Total		199,597

Financials (21.7%)
ACE, Ltd.	52,000	3,150
AFLAC, Inc.	78,950	3,632
The Allstate Corp.	99,828	6,500
Ambac Financial Group, Inc.	16,900	1,505
American Express Co.	192,375	11,671
American International Group, Inc.	415,130	29,748
Ameriprise Financial, Inc.	38,655	2,107
Aon Corp.	49,400	1,746
Apartment Investment & Management Co. — Class A	15,400	863
Archstone-Smith Trust	34,900	2,032
Bank of America Corp.	717,067	38,283
The Bank of New York Co., Inc.	122,053	4,805
BB&T Corp.	86,400	3,796
The Bear Stearns Companies, Inc.	18,695	3,043
Boston Properties, Inc.	18,700	2,092
Capital One Financial Corp.	65,129	5,003
*CB Richard Ellis Group, Inc.	29,500	979
The Charles Schwab Corp.	163,339	3,159
Chicago Mercantile Exchange Holdings, Inc.	5,600	2,855
The Chubb Corp.	65,700	3,476
Cincinnati Financial Corp.	27,675	1,254
CIT Group, Inc.	31,700	1,768
Citigroup, Inc.	784,648	43,704
Comerica, Inc.	25,350	1,488
Commerce Bancorp, Inc.	29,900	1,055
Compass Bancshares, Inc.	20,700	1,235
Countrywide Financial Corp.	99,200	4,211
*E*TRADE Financial Corp.	68,200	1,529
Equity Office Properties Trust	56,100	2,702
Equity Residential	46,600	2,365
Fannie Mae	155,648	9,244
Federated Investors, Inc. — Class B	14,400	486
Fifth Third Bancorp	89,134	3,648
First Horizon National Corp.	19,900	831
Franklin Resources, Inc.	26,650	2,936
Freddie Mac	110,686	7,516
Genworth Financial, Inc.	70,800	2,422
The Goldman Sachs Group, Inc.	68,000	13,556
The Hartford Financial Services Group, Inc.	50,650	4,726
Huntington Bancshares, Inc.	37,942	901
Janus Capital Group, Inc.	31,629	683
JPMorgan Chase & Co.	553,897	26,753
KeyCorp	64,075	2,437
Kimco Realty Corp.	36,100	1,623
Legg Mason, Inc.	21,000	1,996
Lehman Brothers Holdings, Inc.	84,644	6,612
Lincoln National Corp.	45,830	3,043

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Loews Corp.	73,001	3,027
M&T Bank Corp.	12,400	1,515
Marsh & McLennan Companies, Inc.	87,980	2,697
Marshall & Ilsley Corp.	40,700	1,958
MBIA, Inc.	21,550	1,574
Mellon Financial Corp.	65,768	2,772
Merrill Lynch & Co., Inc.	141,200	13,146
MetLife, Inc.	121,436	7,166
MGIC Investment Corp.	13,300	832
Moody’s Corp.	37,550	2,593
Morgan Stanley	169,013	13,763
National City Corp.	100,897	3,689
Northern Trust Corp.	29,950	1,818
Plum Creek Timber Co., Inc.	28,300	1,128
PNC Financial Services Group, Inc.	46,867	3,470
Principal Financial Group, Inc.	43,100	2,530
The Progressive Corp.	121,600	2,945
ProLogis	39,500	2,400
Prudential Financial, Inc.	76,200	6,543
Public Storage, Inc.	19,600	1,911
*Realogy Corp.	34,183	1,036
Regions Financial Corp.	116,390	4,353
SAFECO Corp.	16,850	1,054
Simon Property Group, Inc.	35,300	3,576
SLM Corp.	65,242	3,182
Sovereign Bancorp, Inc.	57,380	1,457
The St. Paul Travelers Companies, Inc.	110,210	5,917
State Street Corp.	53,000	3,574
SunTrust Banks, Inc.	56,533	4,774
Synovus Financial Corp.	51,850	1,599
T. Rowe Price Group, Inc.	42,100	1,843
Torchmark Corp.	15,650	998
U.S. Bancorp	280,721	10,159
UnumProvident Corp.	54,731	1,137
Vornado Realty Trust	20,600	2,503
Wachovia Corp.	304,347	17,333
Washington Mutual, Inc.	150,954	6,867
Wells Fargo & Co.	539,060	19,169
XL Capital, Ltd. — Class A	28,800	2,074
Zions Bancorporation	17,100	1,410

Total		452,661

Health Care (11.7%)
Abbott Laboratories	245,050	11,936
Aetna, Inc.	83,308	3,597
Allergan, Inc.	24,567	2,942
AmerisourceBergen Corp.	30,700	1,380
*Amgen, Inc.	186,317	12,727
Applera Corp. — Applied Biosystems Group	29,233	1,073
*Barr Pharmaceuticals, Inc.	17,000	852
Bausch & Lomb, Inc.	8,600	448
Baxter International, Inc.	104,500	4,848
Becton, Dickinson & Co.	39,350	2,760
*Biogen Idec, Inc.	53,790	2,646
Biomet, Inc.	39,145	1,616
*Boston Scientific Corp.	188,322	3,235

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Bristol-Myers Squibb Co.	314,008	8,265
C. R. Bard, Inc.	16,400	1,361
Cardinal Health, Inc.	64,625	4,164
Caremark Rx, Inc.	68,100	3,889
*Celgene Corp.	59,500	3,423
CIGNA Corp.	16,329	2,148
*Coventry Health Care, Inc.	25,400	1,271
Eli Lilly & Co.	157,206	8,190
*Express Scripts, Inc.	21,600	1,547
*Forest Laboratories, Inc.	50,566	2,559
*Genzyme Corp.	42,000	2,586
*Gilead Sciences, Inc.	73,400	4,766
Health Management Associates, Inc. — Class A	38,400	811
*Hospira, Inc.	24,865	835
*Humana, Inc.	26,500	1,466
IMS Health, Inc.	31,667	870
Johnson & Johnson	462,937	30,562
*King Pharmaceuticals, Inc.	38,866	619
*Laboratory Corp. of America Holdings	20,000	1,469
Manor Care, Inc.	11,800	554
McKesson Corp.	47,305	2,398
*Medco Health Solutions, Inc.	46,872	2,505
*MedImmune, Inc.	38,200	1,237
Medtronic, Inc.	183,800	9,835
Merck & Co., Inc.	346,620	15,113
*Millipore Corp.	8,500	566
Mylan Laboratories, Inc.	33,800	675
*Patterson Companies, Inc.	22,200	788
PerkinElmer, Inc.	19,600	436
Pfizer, Inc.	1,151,334	29,820
Quest Diagnostics, Inc.	25,500	1,352
Schering-Plough Corp.	236,750	5,597
*St. Jude Medical, Inc.	56,400	2,062
Stryker Corp.	47,500	2,618
*Tenet Healthcare Corp.	75,250	524
*Thermo Fisher Scientific, Inc.	65,200	2,953
UnitedHealth Group, Inc.	215,044	11,554
*Waters Corp.	16,200	793
*Watson Pharmaceuticals, Inc.	16,400	427
*WellPoint, Inc.	99,000	7,790
Wyeth	215,029	10,949
*Zimmer Holdings, Inc.	38,137	2,989

Total		244,396

Industrials (10.6%)
3M Co.	117,576	9,163
*Allied Waste Industries, Inc.	40,550	498
American Power Conversion Corp.	26,950	824
American Standard Companies, Inc.	27,700	1,270
Avery Dennison Corp.	15,050	1,022
The Boeing Co.	126,276	11,218
Burlington Northern Santa Fe Corp.	57,385	4,236
Caterpillar, Inc.	103,876	6,371
Cintas Corp.	21,833	867
Cooper Industries, Ltd. — Class A	14,500	1,311
CSX Corp.	69,500	2,393

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Cummins, Inc.	8,400	993
Danaher Corp.	37,800	2,738
Deere & Co.	36,960	3,514
Dover Corp.	32,567	1,596
Eaton Corp.	23,800	1,788
Emerson Electric Co.	128,100	5,645
Equifax, Inc.	20,000	812
FedEx Corp.	48,920	5,314
Fluor Corp.	14,100	1,151
General Dynamics Corp.	64,600	4,803
General Electric Co.	1,646,006	61,249
Goodrich Corp.	19,900	906
Honeywell International, Inc.	130,350	5,897
Illinois Tool Works, Inc.	67,000	3,095
Ingersoll-Rand Co., Ltd. — Class A	48,960	1,916
ITT Corp.	29,500	1,676
L-3 Communications Holdings, Inc.	19,900	1,627
Lockheed Martin Corp.	56,808	5,230
Masco Corp.	62,900	1,879
*Monster Worldwide, Inc.	20,467	955
Norfolk Southern Corp.	63,357	3,186
Northrop Grumman Corp.	55,120	3,732
PACCAR, Inc.	39,610	2,571
Pall Corp.	19,550	675
Parker Hannifin Corp.	18,875	1,451
Pitney Bowes, Inc.	35,437	1,637
R. R. Donnelley & Sons Co.	34,634	1,231
Raytheon Co.	71,000	3,749
Robert Half International, Inc.	26,740	993
Rockwell Automation, Inc.	27,150	1,658
Rockwell Collins, Inc.	26,650	1,687
Ryder System, Inc.	9,700	495
Southwest Airlines Co.	126,467	1,937
*Terex Corp.	16,200	1,046
Textron, Inc.	20,050	1,880
Tyco International, Ltd.	317,608	9,655
Union Pacific Corp.	43,060	3,962
United Parcel Service, Inc. — Class B	171,400	12,853
United Technologies Corp.	160,234	10,018
W.W. Grainger, Inc.	11,700	818
Waste Management, Inc.	85,385	3,140

Total		220,331

Information Technology (14.8%)
*ADC Telecommunications, Inc.	18,764	273
*Adobe Systems, Inc.	93,150	3,830
*Advanced Micro Devices, Inc.	87,600	1,783
*Affiliated Computer Services, Inc. — Class A	18,900	923
*Agilent Technologies, Inc.	65,237	2,274
*Altera Corp.	57,811	1,138
Analog Devices, Inc.	54,657	1,797
*Apple Computer, Inc.	135,800	11,521
Applied Materials, Inc.	221,800	4,092
*Autodesk, Inc.	36,968	1,496
Automatic Data Processing, Inc.	87,950	4,332
*Avaya, Inc.	72,516	1,014

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*BMC Software, Inc.	32,760	1,055
*Broadcom Corp. — Class A	74,900	2,420
CA, Inc.	65,592	1,486
*Ciena Corp.	13,485	374
*Cisco Systems, Inc.	969,700	26,502
*Citrix Systems, Inc.	28,820	780
*Cognizant Technology Solutions Corp. — Class A	22,600	1,744
*Computer Sciences Corp.	27,450	1,465
*Compuware Corp.	56,257	469
*Comverse Technology, Inc.	32,300	682
*Convergys Corp.	22,050	524
*Corning, Inc.	249,800	4,674
*Dell, Inc.	362,733	9,101
*eBay, Inc.	184,800	5,557
*Electronic Arts, Inc.	49,300	2,483
Electronic Data Systems Corp.	82,567	2,275
*EMC Corp.	351,674	4,642
Fidelity National Information Services, Inc.	25,800	1,034
First Data Corp.	122,332	3,122
*Fiserv, Inc.	27,625	1,448
*Google, Inc. — Class A	34,200	15,748
Hewlett-Packard Co.	437,326	18,013
Intel Corp.	920,763	18,645
International Business Machines Corp.	240,539	23,368
*Intuit, Inc.	55,700	1,699
Jabil Circuit, Inc.	29,467	723
*JDS Uniphase Corp.	33,750	562
*Juniper Networks, Inc.	90,300	1,710
KLA-Tencor Corp.	31,800	1,582
*Lexmark International, Inc. — Class A	15,600	1,142
Linear Technology Corp.	47,750	1,448
*LSI Logic Corp.	64,000	576
Maxim Integrated Products, Inc.	51,200	1,568
*Micron Technology, Inc.	120,450	1,681
Microsoft Corp.	1,381,392	41,247
Molex, Inc.	22,650	716
Motorola, Inc.	385,977	7,936
National Semiconductor Corp.	46,086	1,046
*NCR Corp.	28,500	1,219
*Network Appliance, Inc.	59,700	2,345
*Novell, Inc.	54,100	335
*Novellus Systems, Inc.	19,700	678
*NVIDIA Corp.	56,800	2,102
*Oracle Corp.	638,825	10,949
*Parametric Technology Corp.	17,812	321
Paychex, Inc.	54,035	2,137
*PMC-Sierra, Inc.	33,500	225
*QLogic Corp.	25,200	552
QUALCOMM, Inc.	263,834	9,970
Sabre Holdings Corp. — Class A	21,167	675
*SanDisk Corp.	35,900	1,545
*Sanmina-SCI Corp.	85,100	294
*Solectron Corp.	146,000	470

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Sun Microsystems, Inc.	561,997	3,046
*Symantec Corp.	149,754	3,122
Symbol Technologies, Inc.	40,650	607
Tektronix, Inc.	13,160	384
*Tellabs, Inc.	70,592	724
*Teradyne, Inc.	30,350	454
Texas Instruments, Inc.	236,900	6,823
*Unisys Corp.	55,050	432
*VeriSign, Inc.	39,100	940
The Western Union Co.	122,432	2,745
*Xerox Corp.	154,100	2,612
Xilinx, Inc.	53,700	1,279
*Yahoo!, Inc.	195,500	4,993

Total		307,698

Materials (2.9%)
Air Products & Chemicals, Inc.	35,167	2,472
Alcoa, Inc.	138,507	4,157
Allegheny Technologies, Inc.	16,117	1,461
Ashland, Inc.	9,100	630
Ball Corp.	16,632	725
Bemis Co., Inc.	16,700	567
The Dow Chemical Co.	152,509	6,091
E. I. du Pont de Nemours & Co.	146,828	7,153
Eastman Chemical Co.	13,125	778
Ecolab, Inc.	28,500	1,288
Freeport-McMoRan Copper & Gold, Inc. — Class B	31,481	1,754
*Hercules, Inc.	18,100	350
International Flavors & Fragrances, Inc.	12,500	615
International Paper Co.	72,666	2,478
MeadWestvaco Corp.	28,979	871
Monsanto Co.	86,706	4,555
Newmont Mining Corp.	71,880	3,245
Nucor Corp.	48,232	2,636
*Pactiv Corp.	21,200	757
Phelps Dodge Corp.	32,548	3,897
PPG Industries, Inc.	26,367	1,693
Praxair, Inc.	51,600	3,061
Rohm & Haas Co.	22,680	1,159
Sealed Air Corp.	12,921	839
Sigma-Aldrich Corp.	10,500	816
Temple-Inland, Inc.	17,100	787
United States Steel Corp.	18,950	1,386
Vulcan Materials Co.	15,100	1,357
Weyerhaeuser Co.	37,780	2,669

Total		60,247

Telecommunication Services (3.4%)
ALLTEL Corp.	59,657	3,608
AT&T, Inc.	613,649	21,938
BellSouth Corp.	291,265	13,721
CenturyTel, Inc.	18,300	799
Citizens Communications Co.	51,400	739
Embarq Corp.	23,830	1,253
*Qwest Communications International, Inc.	256,735	2,149

Common Stocks (97.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services continued
Sprint Nextel Corp.	462,302	8,733
Verizon Communications, Inc.	466,142	17,359
Windstream Corp.	76,092	1,082

Total		71,381

Utilities (3.5%)
*The AES Corp.	106,100	2,338
*Allegheny Energy, Inc.	26,400	1,212
Ameren Corp.	32,967	1,771
American Electric Power Co., Inc.	63,140	2,689
CenterPoint Energy, Inc.	49,962	828
*CMS Energy Corp.	35,500	593
Consolidated Edison, Inc.	41,050	1,973
Constellation Energy Group	28,700	1,977
Dominion Resources, Inc.	56,495	4,737
DTE Energy Co.	28,450	1,377
Duke Energy Corp.	200,473	6,659
*Dynegy, Inc. — Class A	60,400	437
Edison International	52,020	2,366
Entergy Corp.	33,009	3,047
Exelon Corp.	107,124	6,630
FirstEnergy Corp.	50,965	3,073
FPL Group, Inc.	64,514	3,511
KeySpan Corp.	28,000	1,153
Nicor, Inc.	7,150	335
NiSource, Inc.	43,573	1,050
Peoples Energy Corp.	6,100	272
PG&E Corp.	55,725	2,637
Pinnacle West Capital Corp.	15,900	806
PPL Corp.	60,968	2,185
Progress Energy, Inc.	40,592	1,992
Public Service Enterprise Group, Inc.	40,236	2,671
Questar Corp.	13,700	1,138
Sempra Energy	41,902	2,348
The Southern Co.	118,600	4,372
TECO Energy, Inc.	33,400	575
TXU Corp.	73,330	3,975
Xcel Energy, Inc.	65,020	1,499

Total		72,226

Total Common Stocks (Cost: $1,381,340)		2,032,571

Money Market Investments (2.3%)

Federal Government & Agencies (0.2%)
(b)Federal Home Loan Mortgage Corp., 5.13%, 3/23/07	3,300,000	3,263

Total		3,263

Finance Lessors (0.5%)
(b)Thunder Bay Funding, Inc., 5.33%, 1/5/07	10,000,000	9,995

Total		9,995

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Money Market Investments (2.3%)	Shares/ $ Par	Value $ (000’s)

Finance Services (0.5%)
(b)Bryant Park Funding LLC, 5.33%, 1/11/07	10,000,000	9,986

Total		9,986

Miscellaneous Business Credit Institutions (0.5%)
(b)Park Avenue Receivables, 5.30%, 1/17/07	10,000,000	9,976

Total		9,976

National Commercial Banks (0.2%)
(b)UBS Finance LLC, 5.27%, 1/2/07	3,700,000	3,699

Total		3,699

Short Term Business Credit (0.4%)
(b)Sheffield Receivables, 5.29%, 1/30/07	10,000,000	9,957

Total		9,957

Total Money Market Investments (Cost: $46,874)		46,876

Total Investments (99.9%) (Cost $1,428,214)(a)		2,079,447

Other Assets, Less Liabilities (0.1%)		1,952

Net Assets (100.0%)		2,081,399

*	Non-Income Producing

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $1,434,890 and the net unrealized appreciation of investments based on that cost was $644,557 which is comprised of $748,747 aggregate gross unrealized appreciation and $104,190 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	131	3/07	$44
(Total Notional Value at December 31, 2006, $46,736)

Index 500 Stock Portfolio

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Flexible policy of allocating assets among stocks, bonds and cash, with mix adjusted to capitalize on changing financial markets and economic conditions.	$282 million

The Asset Allocation Portfolio seeks to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities, the Portfolio is actively managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to a benchmark of 45-75% equities; 20-50% debt and 0-20% cash or cash equivalents. Up to 50% of net assets may be invested in foreign stocks and up to 20% of net assets may be invested in non-investment grade obligations.

The Portfolio’s results in 2006 reflected a blend of stock and bond performance. For the year ended December 31, 2006, the Asset Allocation Portfolio had a total return of 9.91%, compared to the 15.79% and 4.33% returns of the S&P 500® and Citigroup BIG Indices, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include expenses.) The Portfolio trailed its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds, which had an average return of 10.88%.

The Portfolio’s underperformance compared to its peer group for 2006 can be attributed primarily to positioning in our equity allocation. We held more small- and mid-cap stocks, as well as more growth stocks than value stocks, than many of our peers. In 2006, large stocks beat small and value beat growth. The S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while mid- and small-cap stocks returned 10.32% and 15.12%, respectively, as measured by the S&P MidCap 400® Index and S&P SmallCap 600® Index. Looking at foreign stocks, the MSCI EAFE (Europe, Australasia, and Far East) Index returned 26.86%.

Additionally, we allowed our equity allocation to come down over the course of the year, because we did not see valuations as attractive at a time when the economy was slowing. At year-end, the Portfolio had 54.0% of assets in equity exposure, with 27.8% in large-cap equities, 8.3% in small- and mid-cap shares, and 17.9% in international equities. From our fixed income allocation in short-term investments, we add approximately 5.6% of equity exposure for the Portfolio in the form of equity futures contracts. That positioning detracted modestly from performance because equities rallied in the second half of the year.

In terms of fixed income performance, bonds enjoyed a seventh consecutive year of positive returns in 2006, when economic growth, energy prices, and inflation all moderated. However, interest rates edged up, negatively impacting bond returns. Looking at the interest rate environment, a long series of rate increases by the Federal Reserve pushed yields on the shortest-term investments above those on longer-term notes and bonds. As of December 31, 2006, the yield on the three-month Treasury bill was 5.01%. By comparison, yields on two-, 10-, and 30-year Treasury securities were 4.82%, 4.71%, and 4.81%, respectively. As a result, cash-equivalent investments outperformed longer-term securities.

Our defensive positioning within the fixed income slice contributed to performance relative to the Citigroup BIG Index. It helped to favor cash and shorter-term investments over long-term bonds during the year, as did our decision to overweight higher yielding mortgage-backed and corporate securities. At the Portfolio level, our overweight in cash was positive versus bonds, though not relative to equities. At year-end, 25.0% of the Portfolio’s assets were in investment grade bonds, 6.9% in high yield bonds, and 14.1% in short-term investments (including 5.6% in S&P 500® Index futures).

Looking ahead to 2007, we are generally positive on financial markets in an environment of modest growth and inflation. We will continue to evaluate each asset class individually and comparatively, and choose the asset allocation we believe is likely to result in a high level of total return as is consistent with reasonable investment risk. Of course, we should remind investors we are talking about small adjustments to portfolio weightings, rather than wholesale shifts between asset classes. Indeed, the variability of performance across the financial markets over the last several years serves as a reminder of the potential benefits of a well-diversified portfolio.

Asset Allocation Portfolio

Asset Allocation Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception*
Asset Allocation Portfolio	9.91%	6.97%	6.00%
Citigroup High Yield Cash Pay Index	11.71%	10.14%	9.40%
Citigroup U.S. Broad Investment Grade Bond Index	4.33%	5.10%	5.15%
Merrill Lynch 3-Month T-Bill Index	4.85%	2.43%	2.50%
S&P 500 Index	15.79%	6.19%	4.78%
Mixed-Asset Target Alloc Moderate Funds Lipper Average	10.88%	6.48%	-
*Inception	date of 7/31/01

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other Portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced.

In the graph, the Portfolio is compared against four indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Citigroup High Yield Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

The Merrill Lynch 3-month T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected. The inception date of the index is December 31, 1997.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Portfolio changed its benchmark index from the Merrill Lynch U.S. Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2005 because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Portfolio to enhance its analysis of performance relative to the benchmark.

The Portfolio added the Citigroup High Yield Cash Pay Index to the benchmark in 2005 because it provides transparency as to the composition and characteristics of the Index which allows the Portfolio to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) Mixed-Asset Target Alloc Moderate Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that by portfolio practice maintains a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and other cash equivalents. Source: Lipper, Inc.

Lipper Analytical Services, Inc revised their benchmark categories during 2006 and have changed the Portfolio’s benchmark from the Flexible Portfolio Funds Lipper Average to the Mixed-Asset Target Alloc Moderate Funds Lipper Average.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issues are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

Asset Allocation Portfolio

Asset Allocation Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,083.40	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.23

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Asset Allocation Portfolio

Asset Allocation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Domestic Common Stocks and Warrants (36.1%)	Shares/ $ Par	Value $ (000’s)

Large Cap Common Stocks (27.8%)

Consumer Discretionary (4.4%)
Abercrombie & Fitch Co. — Class A	8,100	564
*Comcast Corp. — Class A	21,900	927
Federated Department Stores, Inc.	18,700	713
Fortune Brands, Inc.	12,100	1,032
Hilton Hotels Corp.	24,500	855
J.C. Penney Co., Inc.	10,000	774
Johnson Controls, Inc.	10,100	868
*Kohl’s Corp.	10,700	732
The McGraw-Hill Companies, Inc.	14,500	986
News Corp. — Class A	45,200	971
NIKE, Inc. — Class B	6,300	624
Omnicom Group, Inc.	5,800	606
Staples, Inc.	29,650	792
Starwood Hotels & Resorts Worldwide, Inc.	9,800	613
Target Corp.	14,500	827
Time Warner, Inc.	27,600	601

Total		12,485

Consumer Staples (2.1%)
Altria Group, Inc.	14,700	1,262
CVS Corp.	19,800	612
Loews Corp. — Carolina Group	6,200	401
PepsiCo, Inc.	20,000	1,251
The Procter & Gamble Co.	15,300	983
Walgreen Co.	14,600	670
Wal-Mart Stores, Inc.	13,800	637

Total		5,816

Energy (2.6%)
Baker Hughes, Inc.	6,600	493
ConocoPhillips	17,500	1,259
EOG Resources, Inc.	10,800	674
Exxon Mobil Corp.	34,100	2,614
Kinder Morgan, Inc.	6,200	656
Schlumberger, Ltd.	8,600	543
*Transocean, Inc.	8,300	671
Valero Energy Corp.	8,000	409

Total		7,319

Financials (4.6%)
American Express Co.	9,200	558
American International Group, Inc.	16,000	1,146
Capital One Financial Corp.	9,300	714
Citigroup, Inc.	15,200	847
Genworth Financial, Inc.	21,500	736
The Goldman Sachs Group, Inc.	5,000	997
Host Hotels & Resorts, Inc.	27,619	678
JPMorgan Chase & Co.	19,500	942
Legg Mason, Inc.	5,400	513
Lehman Brothers Holdings, Inc.	11,200	875

Large Cap Common Stocks (27.8%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Prudential Financial, Inc.	12,100	1,039
SLM Corp.	14,200	693
The St. Paul Travelers Companies, Inc.	16,500	886
UBS AG-REG	10,000	603
Wachovia Corp.	15,300	871
Wells Fargo & Co.	24,800	882

Total		12,980

Health Care (4.5%)
Abbott Laboratories	17,600	857
*Amgen, Inc.	15,600	1,067
Baxter International, Inc.	13,300	617
Caremark Rx, Inc.	11,500	657
Eli Lilly and Co.	9,200	479
*Genentech, Inc.	9,500	771
*Gilead Sciences, Inc.	13,300	864
Johnson & Johnson	14,800	977
Medtronic, Inc.	17,700	947
Novartis AG, ADR	14,000	804
Pfizer, Inc.	25,100	650
*St. Jude Medical, Inc.	13,600	497
Teva Pharmaceutical Industries, Ltd., ADR	20,800	646
*Thermo Fisher Scientific, Inc.	18,800	851
UnitedHealth Group, Inc.	13,000	698
Wyeth	12,100	616
*Zimmer Holdings, Inc.	10,500	823

Total		12,821

Industrials (3.0%)
The Boeing Co.	6,900	613
Burlington Northern Santa Fe Corp.	10,800	797
Danaher Corp.	13,800	1,000
FedEx Corp.	5,600	608
General Electric Co.	62,700	2,332
Honeywell International, Inc.	23,500	1,063
ITT Corp.	7,000	398
Norfolk Southern Corp.	10,700	538
United Technologies Corp.	15,600	975

Total		8,324

Information Technology (4.8%)
Accenture, Ltd. — Class A	26,800	990
*Amdocs, Ltd.	24,800	961
*Broadcom Corp. — Class A	28,700	927
*Cisco Systems, Inc.	44,400	1,213
*eBay, Inc.	6,000	180
*Electronic Arts, Inc.	13,700	690
*Google, Inc. — Class A	2,300	1,059
Hewlett-Packard Co.	27,300	1,124
International Business Machines Corp.	4,900	476
KLA-Tencor Corp.	11,600	577
Maxim Integrated Products, Inc.	15,000	459

Asset Allocation Portfolio

Asset Allocation Portfolio

Large Cap Common Stocks (27.8%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Microsoft Corp.	29,800	890
*Oracle Corp.	46,100	790
QUALCOMM, Inc.	20,100	760
*SanDisk Corp.	10,200	439
Telefonaktiebolaget LM Ericsson, ADR	17,900	720
Texas Instruments, Inc.	26,700	769
*Yahoo!, Inc.	17,566	449

Total		13,473

Materials (0.9%)
International Paper Co.	25,600	873
Monsanto Co.	13,600	714
Praxair, Inc.	15,900	944

Total		2,531

Telecommunication Services (0.4%)
AT&T, Inc.	22,200	793
Sprint Nextel Corp.	21,000	397

Total		1,190

Utilities (0.5%)
Exelon Corp.	13,500	835
TXU Corp.	12,100	656

Total		1,491

Total Large Cap Common Stocks		78,430

Small Cap Common Stocks (8.3%)

Consumer Discretionary (1.4%)
Abercrombie & Fitch Co. — Class A	1,700	118
*Aeropostale, Inc.	3,200	99
*The Cheesecake Factory, Inc.	3,500	86
Choice Hotels International, Inc.	800	34
*Coach, Inc.	9,800	421
*GameStop Corp. — Class A	600	33
*Golf Galaxy, Inc.	6,900	129
*Heelys, Inc.	47	2
*Hibbett Sporting Goods, Inc.	8,700	266
*Interface, Inc. — Class A	4,200	60
*Lamar Advertising Co. — Class A	3,300	216
*LKQ Corp.	3,500	80
*Morton’s Restaurant Group, Inc.	4,700	78
*O’Reilly Automotive, Inc.	34,000	1,089
Orient-Express Hotels, Ltd. — Class A	6,900	327
*Payless ShoeSource, Inc.	3,100	102
PetSmart, Inc.	5,600	162
*Pinnacle Entertainment, Inc.	3,200	106
Polaris Industries, Inc.	1,000	47
Pool Corp.	8,400	329
Station Casinos, Inc.	1,100	90
*Urban Outfitters, Inc.	2,100	48
*Williams Scotsman International, Inc.	2,600	51

Total		3,973

Energy (0.7%)
*Cameron International Corp.	4,800	255
*Dril-Quip, Inc.	2,700	106

Small Cap Common Stocks (8.3%)	Shares/ $ Par	Value $ (000’s)

Energy continued
ENSCO International, Inc.	4,500	225
*Grant Prideco, Inc.	4,100	163
*Hydril	1,600	120
*National-Oilwell Varco, Inc.	5,300	324
*Newfield Exploration Co.	4,200	193
Range Resources Corp.	7,600	209
Smith International, Inc.	4,500	185
*TETRA Technologies, Inc.	3,600	92
World Fuel Services Corp.	1,900	84

Total		1,956

Financials (0.7%)
Assured Guaranty, Ltd.	2,900	77
*Clayton Holdings, Inc.	1,100	21
The Colonial BancGroup, Inc.	8,400	216
*Evercore Partners, Inc.	300	11
*Global Cash Access Holdings, Inc.	4,900	80
Greater Bay Bancorp	3,500	92
Greenhill & Co., Inc.	2,000	148
Heartland Payment Systems, Inc.	2,800	79
*IntercontinentalExchange, Inc.	2,815	304
*Investment Technology Group, Inc.	6,100	262
Investors Financial Services Corp.	5,300	226
*KBW, Inc.	1,291	38
optionsXpress Holdings, Inc.	1,561	35
*Portfolio Recovery Associates, Inc.	1,200	56
SEI Investments Co.	1,900	113
*SVB Financial Group	5,500	256

Total		2,014

Health Care (2.4%)
*Adams Respiratory Therapeutics, Inc.	2,466	101
*Allscripts Healthcare Solutions, Inc.	4,600	124
Caremark Rx, Inc.	14,836	847
*Cytyc Corp.	7,200	204
*DaVita, Inc.	32,550	1,852
*Express Scripts, Inc.	1,800	129
*ICON PLC, ADR	2,900	109
*Immucor, Inc.	4,100	120
*Intuitive Surgical, Inc.	2,100	201
*Kyphon, Inc.	4,500	182
*Lincare Holdings, Inc.	20,400	813
*Noven Pharmaceuticals, Inc.	2,800	71
*Patterson Companies, Inc.	3,200	114
*Pediatrix Medical Group, Inc.	1,700	83
*Providence Service Corp.	4,600	116
*PSS World Medical, Inc.	4,400	86
*Psychiatric Solutions, Inc.	13,700	514
*Radiation Therapy Services, Inc.	8,200	258
*Symbion, Inc.	4,800	89
*Varian Medical Systems, Inc.	7,900	376
*Ventana Medical Systems, Inc.	4,200	181

Total		6,570

Industrials (1.5%)
*ACCO Brands Corp.	2,500	66
*The Advisory Board Co.	2,300	123

Asset Allocation Portfolio

Asset Allocation Portfolio

Small Cap Common Stocks (8.3%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Beacon Roofing Supply, Inc.	4,050	76
Brady Corp. — Class A	2,200	82
Bucyrus International, Inc. — Class A	1,200	62
C.H. Robinson Worldwide, Inc.	7,150	292
The Corporate Executive Board Co.	1,900	167
Expeditors International of Washington, Inc.	3,600	146
Forward Air Corp.	6,400	185
Herman Miller, Inc.	4,900	178
*Huron Consulting Group, Inc.	3,300	150
*ICT Group, Inc.	3,200	101
J.B. Hunt Transport Services, Inc.	8,100	168
Knight Transportation, Inc.	23,737	405
Knoll, Inc.	4,300	95
The Manitowoc Co., Inc.	2,600	155
*Marlin Business Services Corp.	6,400	154
*Marten Transport, Ltd.	5,839	107
MSC Industrial Direct Co., Inc. — Class A	8,000	313
*Nutri/System, Inc.	3,100	197
*PeopleSupport, Inc.	4,400	93
*Resources Connection, Inc.	200	6
Ritchie Bros. Auctioneers, Inc.	4,200	225
Robert Half International, Inc.	12,900	479
*Spirit Aerosystems Holdings, Inc.	3,200	107
*Stericycle, Inc.	2,000	151
*VistaPrint, Ltd.	2,300	76

Total		4,359

Information Technology (1.5%)
*Activision, Inc.	16,421	283
*Alliance Data Systems Corp.	4,400	275
*Altera Corp.	6,400	126
Amphenol Corp. — Class A	4,600	286
*Bankrate, Inc.	1,900	72
*Blackboard, Inc.	2,800	84
*Comtech Group, Inc.	1,200	22
*Cymer, Inc.	1,500	66
*DealerTrack Holdings, Inc.	3,400	100
*Digital River, Inc.	4,200	234
*Diodes, Inc.	1,700	60
*Euronet Worldwide, Inc.	1,400	42
FactSet Research Systems, Inc.	4,300	243
*First Solar, Inc.	96	3
Harris Corp.	7,000	321
*Isilon Systems, Inc.	95	3
*Kenexa Corp.	3,600	120
KLA-Tencor Corp.	3,300	164
*The Knot, Inc.	2,000	52
*MEMC Electronic Materials, Inc.	3,300	129
Microchip Technology, Inc.	11,500	376
*Micros Systems, Inc.	600	32
*MKS Instruments, Inc.	3,700	84
*NAVTEQ Corp.	2,500	87
*Netlogic Microsystems, Inc.	3,800	82
*RADWARE, Ltd.	6,200	99
*RF Micro Devices, Inc.	11,300	77

Small Cap Common Stocks (8.3%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Semtech Corp.	4,700	61
*Sonic Solutions	4,300	70
*Tessera Technologies, Inc.	2,900	117
*THQ, Inc.	2,946	96
*The Ultimate Software Group, Inc.	1,750	41
*VeriFone Holdings, Inc.	5,500	195
*Verint Systems, Inc.	5,500	189

Total		4,291

Telecommunication Services (0.1%)
*NeuStar, Inc. — Class A	9,400	305

Total		305

Total Small Cap Common Stocks		23,468

Warrants (0.0%)

Gaming/Leisure/Lodging (0.0%)
Shreveport Gaming Holdings, Inc.	298	4

Total Warrants		4

Total Domestic Common Stocks and Warrants (Cost: $83,741)		101,902

Foreign Common Stocks (17.9%)	Country

Consumer Discretionary (2.3%)
Burberry Group PLC	United Kingdom	40,855	516
Esprit Holdings, Ltd.	Hong Kong	39,000	436
*Fiat SPA	Italy	31,000	593
*Focus Media Holding, Ltd.	China	2,400	159
Hugo Boss AG	Germany	7,680	395
Inditex SA	Spain	11,265	608
Intercontinental Hotels Group PLC	United Kingdom	21,389	529
*Kuoni Reisen Holding	Switzerland	510	273
Nokian Renkaat Corp.	Finland	12,890	264
Point, Inc.	Japan	4,090	269
PPR SA	France	3,025	452
*Rezidor Hotel Group AB	Sweden	3,995	34
Societe Television Francaise 1 SA	France	12,110	449
Sol Melia SA	Spain	22,680	449
Toyota Motor Corp.	Japan	8,000	535
*Urbi Desarrollos Urbanos SA	Mexico	118,515	432

Total			6,393

Asset Allocation Portfolio

Asset Allocation Portfolio

Foreign Common Stocks (17.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Staples (1.8%)
Alimentation Couche Tard, Inc.	Canada	5,760	126
*Barry Callebaut AG	Switzerland	684	345
C&C Group PLC	Ireland	27,895	497
Coca Cola Hellenic Bottling Co. SA	Greece	9,705	379
*Cosan SA Industria e Comercio	Brazil	11,700	241
Davide Campari-Milano SPA	Italy	27,920	277
Heineken NV	Netherlands	8,030	382
Iaws Group PLC	Ireland	17,485	446
Natura Cosmetico SA	Brazil	30,000	421
Reckitt Benckiser PLC	United Kingdom	9,530	436
Tesco PLC	United Kingdom	59,515	471
Wal-Mart de Mexico SA de CV	Mexico	133,770	588
Woolworths, Ltd.	Australia	30,540	576

Total			5,185

Energy (0.5%)
*Aker Drilling ASA	Norway	5,130	32
BG Group PLC	United Kingdom	18,270	248
*Pertra ASA	Norway	5,325	56
*Petroleum Geo-Services ASA	Norway	18,285	429
Tenaris SA, ADR	Italy	6,165	308
*TGS Nopec Geophysical Co. ASA	Norway	18,250	377

Total			1,450

Financials (4.1%)
Admiral Group PLC	United Kingdom	29,875	643
Allianz SE	Germany	2,765	565
Allied Irish Banks PLC	Ireland	15,935	473
Alpha Bank AE	Greece	8,405	254
Anglo Irish Bank Corp. PLC	Ireland	45,000	929
Ardepro Co., Ltd.	Japan	1,172	386
Azimut Holding SPA	Italy	34,250	458
Banca Italease SPA	Italy	1,800	105
Banca Popolare di Milano	Italy	14,343	249
*Banco Espanol de Credito SA	Spain	18,530	410
BNP Paribas	France	1,540	168
China Overseas Land & Investment, Ltd.	Hong Kong	405,000	543
Credit Suisse Group	Switzerland	7,675	537
Erste Bank Der Oesterreichischen Sparkassen AG	Austria	7,405	568

Foreign Common Stocks (17.9%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Fondiaria-Sai SPA	Italy	7,025	336
Hypo Real Estate Holding AG	Germany	3,895	245
IKB Deutsche Industriebank AG	Germany	10,000	390
ING Groep NV	Netherlands	7,470	331
iShares MSCI EAFE Index Fund	United States	3,115	228
Kenedix, Inc.	Japan	70	316
Korean Reinsurance Co.	Korea	15,950	218
Manulife Financial Corp.	Canada	8,870	300
*NorGani Hotels ASA	Norway	14,401	170
Northern Rock PLC	United Kingdom	15,130	349
Piraeus Bank SA	Greece	12,425	401
Swiss Life Holding	Switzerland	1,470	368
*Tag Tegernsee Immobilien Und Beteiligungs AG	Germany	21,360	261
The Toronto-Dominion Bank	Canada	4,930	296
UBS AG	Switzerland	7,410	447
Unicredito Italiano SPA	Italy	53,825	472

Total			11,416

Health Care (1.3%)
CSL, Ltd.	Australia	7,520	388
Daiichi Sankyo Co., Ltd.	Japan	5,600	175
Elekta AB	Sweden	21,235	447
*Neurochem, Inc.	Canada	8,610	185
Nobel Biocare Holding AG	Switzerland	1,900	562
Roche Holding AG	Switzerland	1,885	338
Shire PLC, ADR	United Kingdom	8,290	512
Stada Arzneimittel AG	Germany	7,150	409
Takeda Pharmaceutical Co., Ltd.	Japan	5,200	357
Terumo Corp.	Japan	10,700	421

Total			3,794

Industrials (3.7%)
ABB, Ltd.	Switzerland	35,740	642
*Alstom	France	4,455	603
Assa Abloy AB	Sweden	20,700	451
Atlas Copco AB	Sweden	13,800	464
Cae, Inc.	Canada	47,075	434
Capita Group PLC	United Kingdom	37,305	443
Chiyoda Corp.	Japan	10,000	196
Cia De Concessoes Rodovia	Brazil	37,080	495

Asset Allocation Portfolio

Asset Allocation Portfolio

Foreign Common Stocks (17.9%)	Country	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Daewoo Shipbuilding & Marine Engineering Co.	Korea	8,560	269
*Deutz AG	Germany	14,390	191
FLSmidth & Co. A/S	Denmark	2,220	141
*Geo ASA	Norway	18,125	167
*Grafton Group PLC	Ireland	27,565	461
Hopewell Holdings	Hong Kong	113,000	397
Intrum Justitia AB	Sweden	5,700	74
Kitz Corp.	Japan	39,000	327
Koninklijke BAM Groep NV	Netherlands	8,610	167
Kuehne & Nagel International AG	Switzerland	4,285	312
Metso Corp.	Finland	9,710	490
Michael Page International PLC	United Kingdom	63,360	561
MTU Aero Engines Holding AG	Germany	9,335	440
PT Berlian Laju Tanker Tbk	Indonesia	1,866,500	361
Sembcorp Marine, Ltd.	Singapore	163,000	361
SGS SA	Switzerland	390	435
*Thielert AG	Germany	7,815	184
Tianjin Development Holdings, Ltd.	Hong Kong	314,000	223
TNT NV	Netherlands	10,650	458
TOPIX ETF	Japan	10,200	146
Vinci SA	France	4,355	556

Total			10,449

Information Technology (2.1%)
Autonomy Corp. PLC	United Kingdom	13,000	130
Cap Gemini SA	France	6,580	413
EVS Broadcast Equipment SA	Belgium	1,620	94
*Gresham Computing PLC	United Kingdom	38,450	111
Hoya Corp.	Japan	11,300	441
*Hynix Semiconductor, Inc.	Korea	7,890	309
Ibiden Co., Ltd.	Japan	9,700	489
Infosys Technologies, Ltd.	India	12,377	628
Kontron AG	Germany	32,311	469
Neopost SA	France	3,880	487
Nippon Electric Glass Co., Ltd.	Japan	17,000	357
Samsung Electronics Co., Ltd.	Korea	325	214

Foreign Common Stocks (17.9%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Star Micronics Co., Ltd.	Japan	22,600	451
*Telechips, Inc.	Korea	8,959	183
Telefonaktiebolaget LM Ericsson	Sweden	106,905	432
*Temenos Group AG	Switzerland	20,530	348
Vtech Holdings, Ltd.	Hong Kong	59,000	366

Total			5,922

Materials (1.3%)
Companhia Vale do Rio Doce, ADR	Brazil	16,100	479
*Crew Minerals ASA	Norway	43,055	77
CRH PLC	Ireland	9,765	407
*Gammon Lake Resources, Inc.	Canada	19,865	324
Imperial Chemical Industries PLC	United Kingdom	44,509	394
K+S AG	Germany	4,985	541
Newcrest Mining, Ltd.	Australia	17,755	369
Sumitomo Titanium Corp.	Japan	3,800	425
*Syngenta AG	Switzerland	2,880	536

Total			3,552

Telecommunications (0.3%)
*Mobilcom AG	Germany	3,145	92
Telenor ASA	Norway	35,930	675

Total			767

Utilities (0.5%)
Cez	Czech Republic	10,115	464
Red Electrica de Espana	Spain	9,580	411
RWE AG	Germany	5,625	620

Total			1,495

Total Foreign Common Stocks (Cost: $37,704)			50,423

Investment Grade Segment (7.9%)

Aerospace/Defense (0.5%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	145,000	141
Boeing Capital Corp., 4.75%, 8/25/08	255,000	253
General Dynamics Corp., 3.00%, 5/15/08	305,000	295
General Dynamics Corp., 4.25%, 5/15/13	50,000	47
L-3 Communications Corp., 6.375%, 10/15/15	155,000	153
Lockheed Martin Corp., 6.15%, 9/1/36	70,000	74
Raytheon Co., 5.50%, 11/15/12	305,000	308

Total		1,271

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Auto Manufacturing (0.1%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	155,000	155

Total		155

Banking (1.0%)
Bank of America Corp., 5.42%, 3/15/17 144A	100,000	99
Bank of America Corp., 5.625%, 10/14/16	150,000	153
Bank of New York, 4.95%, 1/14/11	75,000	74
Bank One Corp., 5.25%, 1/30/13	235,000	233
Barclays Bank PLC, 5.926%, 12/15/16 144A	70,000	71
BB&T Corp., 4.90%, 6/30/17	55,000	52
Citigroup, Inc., 5.85%, 8/2/16	255,000	265
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	40,000	39
Fifth Third Bancorp, 5.45%, 1/15/17	155,000	153
JPMorgan Chase Bank NA, 5.875%, 6/13/16	250,000	257
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	199,000	196
Northern Trust Corp., 5.30%, 8/29/11	45,000	45
State Street Bank and Trust Co., 5.30%, 1/15/16	250,000	247
UnionBanCal Corp., 5.25%, 12/16/13	50,000	49
US Bank NA, 4.80%, 4/15/15	90,000	86
Wachovia Corp., 5.35%, 3/15/11	175,000	175
Wachovia Corp., 5.625%, 10/15/16	90,000	91
Washington Mutual, Inc., 5.00%, 3/22/12	70,000	68
Wells Fargo Bank NA, 5.75%, 5/16/16	185,000	189
Zions Bancorporation, 5.50%, 11/16/15	125,000	123

Total		2,665

Beverage/Bottling (0.2%)
Anheuser-Busch Companies, Inc., 4.375%, 1/15/13	25,000	24
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	30,000	29
Bottling Group LLC, 5.50%, 4/1/16	65,000	65
Constellation Brands, Inc., 7.25%, 9/1/16	155,000	159
Diageo Capital PLC, 4.375%, 5/3/10	45,000	44
PepsiAmericas, Inc., 4.875%, 1/15/15	150,000	144
SABMiller PLC, 6.20%, 7/1/11 144A	155,000	158

Total		623

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16	40,000	40

Total		40

Cable/Media/Broadcasting/Satellite (0.7%)
CBS Corp., 5.625%, 5/1/07	1,000,000	1,000
Clear Channel Communications, Inc., 5.50%, 9/15/14	10,000	8

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Clear Channel Communications, Inc., 6.25%, 3/15/11	115,000	112
Comcast Corp., 6.45%, 3/15/37	60,000	60
Comcast Corp., 6.50%, 1/15/17	90,000	94
Historic TW, Inc., 6.625%, 5/15/29	15,000	15
Historic TW, Inc., 7.25%, 10/15/17	20,000	22
News America, Inc., 6.40%, 12/15/35	75,000	75
Rogers Cable, Inc., 5.50%, 3/15/14	120,000	115
TCI Communications, Inc., 8.75%, 8/1/15	60,000	71
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	255,000	262
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	20,000	24
Viacom, Inc., 6.25%, 4/30/16	10,000	10

Total		1,868

Conglomerate/Diversified Manufacturing (0.0%)
Honeywell International, Inc., 5.40%, 3/15/16	30,000	30
United Technologies Corp., 6.35%, 3/1/11	60,000	62

Total		92

Consumer Products (0.2%)
The Clorox Co., 4.20%, 1/15/10	150,000	146
Fortune Brands, Inc., 5.375%, 1/15/16	105,000	100
The Gillette Co., 2.50%, 6/1/08	350,000	336

Total		582

Electric Utilities (1.4%)
Carolina Power & Light, Inc., 6.50%, 7/15/12	20,000	21
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	15,000	15
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	15,000	17
Consolidated Edison Co. of New York, 5.375%, 12/15/15	30,000	30
Consolidated Edison Co. of New York, 5.50%, 9/15/16	35,000	35
Consumer Energy Co., 4.80%, 2/17/09	310,000	305
DTE Energy Co., 7.05%, 6/1/11	380,000	402
Duke Energy Corp., 6.45%, 10/15/32	100,000	107
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	95,000	89
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	53
Florida Power & Light Co., 5.625%, 4/1/34	60,000	59
Florida Power Co., 4.50%, 6/1/10	178,000	173
FPL Group Capital, Inc., 5.551%, 2/16/08	235,000	235
Indiana Michigan Power, 5.05%, 11/15/14	160,000	153
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	64,306	62

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	100,000	97
MidAmerican Energy Holdings Co., 6.125%, 4/1/36	15,000	15
Monongahela Power Co., 5.70%, 3/15/17 144A	45,000	45
Nevada Power Co., 5.875%, 1/15/15	95,000	95
Nevada Power Co., 6.50%, 5/15/18	95,000	98
Northern States Power Co., 5.25%, 10/1/18	15,000	15
Oncor Electric Delivery Co., 6.375%, 1/15/15	55,000	57
Oncor Electric Delivery Co., 7.00%, 9/1/22	55,000	59
Pacific Gas & Electric Co., 6.05%, 3/1/34	60,000	61
PacifiCorp, 5.45%, 9/15/13	240,000	239
PPL Electric Utilities Corp., 4.30%, 6/1/13	125,000	117
PPL Electric Utilities Corp., 5.875%, 8/15/07	40,000	40
PPL Electric Utilities Corp., 6.25%, 8/15/09	10,000	10
PPL Energy Supply LLC, 6.00%, 12/15/36	25,000	24
Progress Energy, Inc., 6.85%, 4/15/12	60,000	64
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	98
Public Service Electric & Gas Co., 5.70%, 12/1/36	95,000	93
Puget Sound Energy, Inc., 3.363%, 6/1/08	115,000	112
Puget Sound Energy, Inc., 6.274%, 3/15/37	60,000	61
Southern California Edison Co., 5.00%, 1/15/16	115,000	111
Southern California Edison Co., 5.55%, 1/15/37	20,000	19
Tampa Electric Co., 6.55%, 5/15/36	30,000	32
Toledo Edison Co. 6.15%, 5/15/37	155,000	153
Virginia Electric & Power Co., 6.00%, 1/15/36	110,000	109
Xcel Energy, Inc., 6.50%, 7/1/36	50,000	53

Total		3,633

Electronics (0.0%)
Cisco Systems, Inc., 5.50%, 2/22/16	15,000	15

Total		15

Food Processors (0.2%)
Kellogg Co., 6.60%, 4/1/11	295,000	309
Kraft Foods, Inc., 5.25%, 10/1/13	30,000	30
Kraft Foods, Inc., 6.25%, 6/1/12	120,000	125

Total		464

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Gaming/Lodging/Leisure (0.0%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	40,000	34
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	95,000	96

Total		130

Gas Pipelines (0.1%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	130,000	125
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	100,000	108
Kinder Morgan Finance, 5.35%, 1/5/11	135,000	132

Total		365

Independent Finance (0.2%)
GMAC LLC, 6.00%, 12/15/11	125,000	124
HSBC Finance Corp., 4.125%, 11/16/09	195,000	190
International Lease Finance Corp., 4.75%, 1/13/12	100,000	97
iStar Financial, Inc., 5.15%, 3/1/12	90,000	88

Total		499

Industrials — Other (0.1%)
KB Home, 7.75%, 2/1/10	95,000	96
Meritage Homes Corp., 6.25%, 3/15/15	90,000	86

Total		182

Information/Data Technology (0.0%)
Seagate Technology HDD Holdings, 6.80%, 10/1/16	95,000	95

Total		95

Machinery (0.0%)
John Deere Capital Corp., 4.50%, 8/25/08	70,000	69

Total		69

Mortgage Banking (0.1%)
Residential Capital Corp., 6.00%, 2/22/11	130,000	130
Residential Capital Corp., 6.50%, 4/17/13	130,000	132

Total		262

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.40%, 7/15/14	45,000	44

Total		44

Oil & Gas Field Machines and Services (0.0%)
Weatherford International, Ltd., 6.50%, 8/1/36	35,000	35

Total		35

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas (0.5%)
Anadarko Petroleum Corp., 5.95%, 9/15/16	55,000	55
Anadarko Petroleum Corp., 6.45%, 9/15/36	10,000	10
Anadarko Petroleum Corp., 7.50%, 5/1/31	60,000	68
Conoco Funding Co., 6.35%, 10/15/11	215,000	226
ConocoPhilips, 5.625%, 10/15/16	30,000	30
Encana Holdings Finance Corp., 5.80%, 5/1/14	60,000	60
Hess Corp., 7.125%, 3/15/33	15,000	16
Nexen, Inc., 5.875%, 3/10/35	100,000	94
Occidental Petroleum, 4.00%, 11/30/07	120,000	119
Occidental Petroleum, 10.125%, 9/15/09	120,000	134
Pemex Project Funding Master Trust, 5.75%, 12/15/15	200,000	199
Petro-Canada, 5.95%, 5/15/35	55,000	52
Pioneer Natural Resource, 6.875%, 5/1/18	110,000	106
Suncoc, Inc., 5.75%, 1/15/17	25,000	24
Talisman Energy, Inc., 5.85%, 2/1/37	123,000	112
Tesoro Corp., 6.25%, 11/1/12	120,000	119
XTO Energy, Inc., 5.30%, 6/30/15	15,000	15

Total		1,439

Other Finance (0.1%)
SLM Corp., 5.45%, 4/25/11	255,000	256

Total		256

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14	50,000	48

Total		48

Paper and Forest Products (0.0%)
Weyerhaeuser Co., 7.375%, 3/15/32	120,000	125

Total		125

Pharmaceuticals (0.1%)
Abbott Laboratories, 3.75%, 3/15/11	260,000	246

Total		246

Property and Casualty Insurance (0.3%)
Berkley (WR) Corp., 9.875%, 5/15/08	600,000	634
Berkshire Hathaway Finance, 3.40%, 7/2/07	250,000	248

Total		882

Railroads (0.3%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	240,000	244
Union Pacific Corp., 3.875%, 2/15/09	240,000	233
Union Pacific Corp., 7.375%, 9/15/09	240,000	252

Total		729

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts (0.4%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10	50,000	50
AvalonBay Communities, Inc., 5.50%, 1/15/12	25,000	25
Colonial Realty LP, 6.05%, 9/1/16	20,000	20
Developers Diversified Realty Corp., 5.375%, 10/15/12	80,000	79
Duke Realty LP, 5.95%, 2/15/17	45,000	46
ERP Operating LP, 5.25%, 9/15/14	120,000	119
First Industrial LP, 5.25%, 6/15/09	50,000	50
HRPT Properties Trust, 5.75%, 11/1/15	65,000	65
ProLogis, 5.50%, 3/1/13	115,000	115
ProLogis, 5.75%, 4/1/16	65,000	65
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	220,000	221
Simon Property Group LP, 5.375%, 6/1/11	195,000	195
Simon Property Group LP, 5.60%, 9/1/11	50,000	50
Simon Property Group LP, 6.10%, 5/1/16	95,000	98

Total		1,198

Retail Food and Drug (0.1%)
CVS Corp., 4.875%, 9/15/14	195,000	187
Delhaize America, Inc., 8.125%, 4/15/11	155,000	167

Total		354

Retail Stores (0.5%)
Federated Department Stores, Inc., 5.90%, 12/1/16	30,000	30
Federated Department Stores, Inc., 6.30%, 4/1/09	320,000	325
The Home Depot, Inc., 5.40%, 3/1/16	65,000	64
The Home Depot, Inc., 5.875%, 12/16/36	310,000	304
J.C. Penney Co., Inc., 6.875%, 10/15/15	30,000	31
May Department Stores Co., 6.65%, 7/15/24	15,000	15
Target Corp., 5.40%, 10/1/08	715,000	718

Total		1,487

Security Brokers and Dealers (0.3%)
Credit Suisse USA, Inc., 5.50%, 8/16/11	80,000	81
Credit Suisse USA, Inc., 6.125%, 11/15/11	115,000	119
Goldman Sachs Group, Inc., 5.15%, 1/15/14	190,000	187
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	100,000	101
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	30,000	31

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (7.9%)	Shares/ $ Par	Value $ (000’s)

Security Brokers and Dealers continued
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	80,000	78
Morgan Stanley, 5.375%, 10/15/15	135,000	134
Morgan Stanley, 6.25%, 8/9/26	60,000	63

Total		794

Telecommunications (0.5%)
AT&T Corp., 8.00%, 11/15/31	50,000	62
Cingular Wireless LLC, 7.125%, 12/15/31	130,000	144
Deutsche Telekom International Finance, 5.75%, 3/23/16	95,000	94
Embarq Corp., 6.738%, 6/1/13	50,000	51
Embarq Corp., 7.082%, 6/1/16	50,000	51
Embarq Corp., 7.995%, 6/1/36	30,000	31
France Telecom SA, 8.50%, 3/1/31	55,000	72
Sprint Capital Corp., 6.90%, 5/1/19	90,000	93
Sprint Capital Corp., 8.375%, 3/15/12	185,000	206
Sprint Capital Corp., 8.75%, 3/15/32	30,000	36
Telecom Italia Capital, 4.00%, 1/15/10	130,000	124
Telecom Italia Capital, 6.20%, 7/18/11	100,000	101
Verizon Communications, Inc., 5.55%, 2/15/16	70,000	70
Verizon Global Funding Corp., 5.85%, 9/15/35	80,000	77
Vodafone Group PLC, 5.50%, 6/15/11	160,000	160

Total		1,372

Tobacco (0.0%)
Reynolds America, Inc., 7.625%, 6/1/16	80,000	85

Total		85

Vehicle Parts (0.0%)
Johnson Controls, Inc., 5.50%, 1/15/16	60,000	59
Johnson Controls, Inc., 6.00%, 1/15/36	30,000	29

Total		88

Yankee Sovereign (0.0%)
United Mexican States, 5.625%, 1/15/17	110,000	110

Total		110

Total Investment Grade Segment (Cost: $22,487)		22,302

Governments (4.5%)	Shares/ $ Par	Value $ (000’s)

Governments (4.5%)
Housing & Urban Development, 6.08%, 8/1/13	100,000	104
Overseas Private Investment, 4.10%, 11/15/14	100,080	96
(c)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	1,000,000	792
US Treasury, 3.125%, 5/15/07	25,000	25
US Treasury, 4.50%, 11/30/11	505,000	501
US Treasury, 4.50%, 2/15/36	2,078,000	1,976
US Treasury, 4.625%, 9/30/08	2,862,000	2,852
US Treasury, 4.625%, 11/15/16	1,069,000	1,062
US Treasury, 4.875%, 5/31/08	1,397,000	1,396
US Treasury, 4.875%, 10/31/08	640,000	640
US Treasury, 4.875%, 8/15/16	1,206,000	1,220
US Treasury, 5.125%, 5/15/16	1,301,000	1,340
US Treasury Inflation Index Bond, 2.00%, 1/15/16	610,368	589

Total Governments (Cost: $12,635)		12,593

Structured Products (12.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products (12.6%)
AEP Texas Central Transition Funding, 5.306%, 7/1/20	1,183,000	1,177
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.482%, 2/14/43 IO	6,261,192	212
Banc of America Mortgage Securities, 4.657%, 8/25/34	288,000	284
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.511%, 6/25/34	645,000	629
Capital Auto Receivables Trust, Series 2006-2, Class A1, 5.34%, 12/15/07	148,000	148
Capital One Auto Finance Trust, 5.31%, 5/15/09	361,267	361
CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	140,000	139
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	272,051	267
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	334,723	331
Daimler Chrysler Auto Trust, Series 2006-C, Class A1, 5.37%, 10/8/07 144A	257,719	258
Fannie Mae Whole Loan, 6.25%, 5/25/42	505,389	511
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	151,662	143
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	225,806	218
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	504,350	486

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (12.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	350,279	345
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	48,550	48
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	180,013	177
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	189,523	186
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	1,100,668	1,062
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	1,963,200	1,896
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	64,746	65
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	183,751	184
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	34,858	35
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	252,794	253
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	147,079	145
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	427,237	422
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	54,476	56
Federal Home Loan Mortgage Corp., 6.50%, 3/1/36	121,341	123
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, 5.651%, 4/25/16	556,845	564
Federal Home Loan Mortgage Corp. TBA, 5.50%, 1/1/37	1,968,000	1,947
Federal Home Loan Mortgage Corp. TBA, 6.00%, 1/1/37	2,191,000	2,208
Federal Home Loan Mortgage Corp. TBA, 6.50%, 1/1/37	1,520,000	1,548
Federal National Mortgage Association, 4.50%, 6/1/19	440,335	425
Federal National Mortgage Association, 4.50%, 12/1/19	51,055	49
Federal National Mortgage Association, 4.50%, 7/1/20	275,114	265
Federal National Mortgage Association, 5.00%, 3/1/20	203,989	201
Federal National Mortgage Association, 5.00%, 4/1/20	86,210	85
Federal National Mortgage Association, 5.00%, 5/1/20	352,962	347
Federal National Mortgage Association, 5.00%, 11/1/34	1,082,761	1,047
Federal National Mortgage Association, 5.00%, 4/1/35	171,925	166
Federal National Mortgage Association, 5.00%, 7/1/35	474,500	458
Federal National Mortgage Association, 5.00%, 10/1/35	86,991	84

Structured Products (12.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.17%, 1/1/16	215,455	214
Federal National Mortgage Association, 5.285%, 4/1/16	589,295	593
Federal National Mortgage Association, 5.32%, 4/1/14	140,145	141
Federal National Mortgage Association, 5.50%, 10/1/34	602,796	596
Federal National Mortgage Association, 5.50%, 3/1/35	207,837	206
Federal National Mortgage Association, 5.50%, 7/1/35	77,928	77
Federal National Mortgage Association, 5.50%, 8/1/35	137,485	136
Federal National Mortgage Association, 5.50%, 9/1/35	1,338,937	1,323
Federal National Mortgage Association, 5.50%, 10/1/35	1,431,533	1,415
Federal National Mortgage Association, 5.50%, 11/1/35	1,034,827	1,023
Federal National Mortgage Association, 6.00%, 10/1/34	593,734	598
Federal National Mortgage Association, 6.00%, 11/1/34	442,772	446
Federal National Mortgage Association, 6.00%, 5/1/35	24,310	24
Federal National Mortgage Association, 6.00%, 6/1/35	4,359	4
Federal National Mortgage Association, 6.00%, 7/1/35	227,788	229
Federal National Mortgage Association, 6.00%, 8/1/35	75,841	76
Federal National Mortgage Association, 6.00%, 10/1/35	201,359	203
Federal National Mortgage Association, 6.00%, 11/1/35	390,947	394
Federal National Mortgage Association, 6.00%, 9/1/36	292,143	294
Federal National Mortgage Association, 6.50%, 11/1/35	169,335	172
Federal National Mortgage Association, 6.50%, 12/1/35	281,872	287
Federal National Mortgage Association, 6.50%, 4/1/36	101,900	104
Federal National Mortgage Association—Aces, Series 2006-M1, Class B, 5.355%, 2/25/16	555,000	553
Federal National Mortgage Association, TBA, 6.00%, 1/1/37	695,000	700
Final Maturity Amortizing Notes, 4.45%, 8/25/12	477,957	461
First Horizon Alternative Mortgage Securities Trust, Series 2004-FA1, 6.25%, 10/25/34	268,258	270
First Union-Lehman Brothers Commercial Mortgage Trust II, Commerical Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/29	145,000	148

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (12.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Freddie Mac, 4.50%, 10/15/33	124,110	120
Greenwich Capital Commercial Funding Corp, Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	223,000	223
Honda Auto Receivables Owner Trust, 2.77%, 11/21/08	119,020	119
Honda Auto Receivables Owner Trust, 3.53%, 10/21/08	277,568	276
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	102,636	107
Wachovia Auto Loan Owner Trust, 5.35%, 5/20/10 144A	1,810,000	1,810
Washington Mutual Asset Securities Corp., 3.83%, 1/25/35 144A	367,995	355
Washington Mutual Asset Securities Corp., 4.062%, 10/25/33	144,000	141
Wells Fargo Mortgage Backed Securities, 4.00%, 8/25/34	437,000	425
World Omni Auto Receivables Trust, 5.374%, 10/15/07	591,499	592
World Omni Auto Receivables Trust, Series 2006-A, Class A3, 5.01%, 10/15/10	997,000	994

Total Structured Products (Cost: $35,550)		35,404

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.1%)
Bombardier, Inc., 8.00%, 11/15/14 144A	35,000	36
L-3 Communications Corp., 7.625%, 6/15/12	135,000	140

Total		176

Autos/Vehicle Parts (0.3%)
Arvinmeritor, Inc., 8.75%, 3/1/12	26,000	27
Ford Motor Credit Co., 7.375%, 2/1/11	45,000	45
Ford Motor Credit Co., 8.00%, 12/15/16	150,000	147
Ford Motor Credit Co., 8.625%, 11/1/10	55,000	57
Ford Motor Credit Co., 9.875%, 8/10/11	200,000	213
General Motors Corp., 8.375%, 7/15/33	60,000	56
The Goodyear Tire & Rubber Co., 8.625%, 12/1/11 144A	45,000	46
Lear Corp., 8.50%, 12/1/13 144A	50,000	49
Lear Corp., 8.75%, 12/1/16 144A	99,000	96
TRW Automotive, Inc., 9.375%, 2/15/13	30,000	32
Visteon Corp., 8.25%, 8/1/10	35,000	34

Total		802

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (0.7%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	119,000	107
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	50,000	43
Arch Western Finance LLC, 6.75%, 7/1/13	85,000	84
BCP Caylux Holding, 9.625%, 6/15/14	43,000	48
Berry Plastics Holding Corp., 8.875%, 9/15/14 144A	40,000	41
Bowater Canada Finance, 7.95%, 11/15/11	50,000	49
Cascades, Inc., 7.25%, 2/15/13	35,000	35
Crown Americas, Inc., 7.625%, 11/15/13	71,000	73
Crown Americas, Inc., 7.75%, 11/15/15	50,000	52
Equistar Chemicals LP, 8.75%, 2/15/09	70,000	73
Equistar Chemicals LP, 10.625%, 5/1/11	115,000	122
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	115,000	123
Georgia Gulf Corp., 9.50%, 10/15/14 144A	70,000	68
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	137,000	137
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	87,000	87
Georgia-Pacific Corp., 8.125%, 5/15/11	55,000	58
Graphic Packaging International Corp., 9.50%, 8/15/13	65,000	69
Hexion US Finance Corp., 9.75%, 11/15/14 144A	145,000	147
Huntsman LLC, 11.50%, 7/15/12	50,000	56
Invista, 9.25%, 5/1/12 144A	55,000	59
Lyondell Chemical Co., 8.00%, 9/15/14	115,000	119
Massey Energy Co., 6.875%, 12/15/13	80,000	75
Momentive Performance Materials, Inc., 9.75%, 12/1/14 144A	35,000	35
Momentive Performance Materials, Inc., 10.125%, 12/1/14 144A	40,000	40
Mosaic Global Holdings, Inc., 7.375%, 12/1/14 144A	25,000	26
Mosaic Global Holdings, Inc., 7.625%, 12/1/16 144A	25,000	26
Norampac, Inc., 6.75%, 6/1/13	45,000	44
Novelis, Inc., 7.25%, 2/15/15 144A	47,000	45
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	66,000	64
Owens-Brockway Glass Container, Inc., 7.75%, 5/15/11	115,000	118
Peabody Energy Corp., 7.375%, 11/1/16	70,000	75
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	73,000	78
Smurfit-Stone Container, 8.375%, 7/1/12	70,000	69

Total		2,345

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Builders/Building Materials (0.1%)
Beazer Homes USA, Inc., 6.50%, 11/15/13	39,000	38
Beazer Homes USA, Inc., 6.875%, 7/15/15	16,000	16
K. Hovnanian Enterprises, 7.75%, 5/15/13	105,000	105
KB Home, 7.75%, 2/1/10	60,000	61
Standard Pacific Corp., 6.50%, 8/15/10	95,000	93
Technical Olympic USA, Inc., 8.25%, 4/1/11 144A	40,000	39
Technical Olympic USA, Inc., 9.00%, 7/1/10	50,000	49

Total		401

Capital Goods (0.1%)
Amsted Industries, Inc., 10.25%, 10/15/11 144A	25,000	27
Case New Holland, Inc., 9.25%, 8/1/11	112,000	119
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	45,000	47
Terex Corp., 7.375%, 1/15/14	45,000	46
United Rentals North America, Inc., 6.50%, 2/15/12	165,000	162

Total		401

Consumer Products/Retailing (0.5%)
Albertson’s, Inc., 7.50%, 2/15/11	95,000	99
Delhaize America, Inc., 8.125%, 4/15/11	90,000	97
Education Management LLC, 10.25%, 6/1/16 144A	85,000	90
GSC Holdings Corp., 8.00%, 10/1/12	80,000	84
Jostens IH Corp., 7.625%, 10/1/12	52,000	53
Levi Strauss & Co., 10.122%, 4/1/12	60,000	62
Michaels Stores, Inc., 10.00%, 11/1/14 144A	60,000	62
Oxford Industries, Inc., 8.875%, 6/1/11	118,000	121
Phillips Van Heusen Corp., 7.25%, 2/15/11	37,000	38
Phillips Van Heusen Corp., 8.125%, 5/1/13	50,000	53
Rent-A-Center, 7.50%, 5/1/10	41,000	41
Rite Aid Corp., 8.125%, 5/1/10	100,000	102
Sally Holdings LLC, 9.25% 11/15/14 144A	60,000	61
Sally Holdings LLC, 10.50%, 11/15/16 144A	64,000	65
Simmons Bedding Co., 7.875%, 1/15/14	75,000	76
SUPERVALU, Inc., 7.50%, 11/15/14	80,000	83
United Auto Group, Inc., 7.75%, 12/15/16 144A	50,000	50
Warnaco, Inc., 8.875%, 6/15/13	50,000	53

Total		1,290

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Energy (0.8%)
AmeriGas Partners LP, 7.25%, 5/20/15	55,000	56
Basic Energy Services, Inc., 7.125%, 4/15/16	45,000	44
Chesapeake Energy Corp., 6.375%, 6/15/15	58,000	57
Chesapeake Energy Corp., 6.625%, 1/15/06	99,000	98
Chesapeake Energy Corp., 7.50%, 9/15/13	45,000	47
Chesapeake Energy Corp., 7.625%, 7/15/13	50,000	53
Colorado Interstate Gas, 6.80%, 11/15/15	125,000	130
Complete Production Services, Inc., 8.00%, 12/15/16 144A	60,000	62
Denbury Resources, Inc., 7.50%, 12/15/15	30,000	31
El Paso Performance-Linked Trust, 7.75%, 7/15/11 144A	75,000	79
El Paso Production Holding, 7.75%, 6/1/13	125,000	131
Hanover Compressor Co., 7.50%, 4/15/13	11,000	11
Hanover Compressor Co., 9.00%, 6/1/14	50,000	54
Kinder Morgan Finance Co., ULC, 5.70%, 1/5/16	100,000	92
Kinder Morgan Finance, 5.35%, 1/5/11	65,000	63
Newfield Exploration Co., 6.625%, 9/1/14	15,000	15
Newfield Exploration Co., 6.625%, 4/15/16	65,000	65
OPTI Canada, Inc., 8.25%, 12/15/14 144A	75,000	77
Petrohawk Energy Corp., 9.125%, 7/15/13	113,000	119
Pioneer Natural Resource Co., 5.875%, 7/15/16	45,000	41
Pogo Producing Co., 7.875%, 5/1/13	51,000	52
Range Resources Corp., 6.375%, 3/15/15	72,000	70
Range Resources Corp., 7.50%, 5/15/16	15,000	15
Regency Energy Partners LP/Regency Energy Finance Corp., 8.375%, 12/15/13 144A	50,000	50
SESI LLC, 6.875%, 6/1/14	85,000	85
Sonat, Inc., 7.625%, 7/15/11	75,000	80
Tesoro Corp., 6.625%, 11/1/15	80,000	79
Whiting Petroleum Corp., 7.25%, 5/1/13	83,000	83
Williams Companies, Inc., 6.375%, 10/1/10 144A	270,000	271
Williams Partners LP/Williams Partners Financial Corp., 7.25%, 2/1/17 - 144A	40,000	41

Total		2,151

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Financials (0.2%)
Crum and Forster Holding Corp., 10.375%, 6/15/13	30,000	32
E*Trade Financial Corp., 7.875%, 12/1/15	90,000	96
General Motors Acceptance Corp. LLC, 6.875%, 9/15/11	220,000	226
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	110,000	115
LaBranche & Co., Inc., 9.50%, 5/15/09	25,000	26
LaBranche & Co., Inc., 11.00%, 5/15/12	38,000	41
Residential Capital Corp., 7.204%, 4/17/09 144A	95,000	96
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	60,000	62

Total		694

Foods (0.2%)
B&G Foods, Inc., 8.00%, 10/1/11	58,000	59
Dole Foods Co., 8.625%, 5/1/09	60,000	60
Gold Kist, Inc., 10.25%, 3/15/14	39,000	45
Land O Lakes, Inc., 9.00%, 12/15/10	42,000	45
Reynolds America, Inc., 7.25%, 6/1/13	125,000	129
Reynolds America, Inc., 7.625%, 6/1/19	85,000	89
Smithfield Foods, Inc., 7.75%, 5/15/13	50,000	52

Total		479

Gaming/Leisure/Lodging (0.7%)
AMC Entertainment, Inc., 9.50%, 2/1/11	30,000	30
AMC Entertainment, Inc., 11.00%, 2/1/16	54,000	61
American Casino & Entertainment, 7.85%, 2/1/12	60,000	61
Boyd Gaming Corp., 7.75%, 12/15/12	100,000	103
Buffalo Thunder Development Authority, 9.375%, 12/15/14 144A	25,000	25
Corrections Corp. of America, 6.25%, 3/15/13	96,000	95
Felcor Lodging LP, 8.50%, 6/1/11	83,000	88
Hertz Corp., 8.875%, 1/1/14 144A	95,000	100
Host Hotels & Resorts LP, 6.875%, 11/1/14 144A	23,000	23
Host Marriot LP, 7.125%, 11/1/13	210,000	214
Mandalay Resort Group, 9.375%, 2/15/10	50,000	54
MGM Mirage, Inc., 6.375%, 12/15/11	75,000	75
MGM Mirage, Inc., 6.75%, 9/1/12	50,000	49
MGM Mirage, Inc., 8.375%, 2/1/11	75,000	78
MGM Mirage, Inc., 8.50%, 9/15/10	95,000	102
Park Place Entertainment Corp., 8.125%, 5/15/11	100,000	105
Pokagon Gaming Authority, 10.375%, 6/15/14 144A	28,000	31
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	65,000	66

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Starwood Hotels & Resorts, 7.875%, 5/1/12	55,000	58
Station Casinos, Inc., 6.00%, 4/1/12	35,000	33
Station Casinos, Inc., 6.625%, 3/15/18	45,000	39
Station Casinos, Inc., 6.875%, 3/1/16	45,000	40
Tropicana Entertainment, 9.625%, 12/15/14 144A	125,000	124
Universal City Development Corp., 11.75%, 4/1/10	44,000	47
Universal City Florida, 8.375%, 5/1/10	33,000	34
Wynn Las Vegas LLC, 6.625%, 12/1/14	155,000	154

Total		1,889

Healthcare/Pharmaceuticals (0.4%)
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	30,000	31
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	30,000	31
HCA Inc., 8.75%, 9/1/10	35,000	36
HCA, Inc., 9.125%, 11/15/14 144A	58,000	62
HCA, Inc., 9.25%, 11/15/16 144A	233,000	249
(c)HCA, Inc., 9.625%, 11/15/16 144A	87,000	94
Iasis Healthcare Corp., 8.75%, 6/15/14	79,000	80
OMEGA Healthcare Investors, Inc., 7.00%, 4/1/14	50,000	50
OMEGA Healthcare Investors, Inc., 7.00%, 1/15/16	20,000	20
Omnicare, Inc., 6.75%, 12/15/13	60,000	59
Senior Housing Properties Trust, 8.625%, 1/15/12	45,000	49
Service Corp. International, 6.75%, 4/1/16	60,000	60
Service Corp. International, 7.375%, 10/1/14	15,000	16
Tenet Healthcare Corp., 6.375%, 12/1/11	85,000	78
US Oncology, Inc., 9.00%, 8/15/12	60,000	63
Vanguard Health Holding II, 9.00%, 10/1/14	85,000	86
Ventas Realty LP/Capital Corp., 6.50%, 6/1/16	25,000	26
Ventas Realty LP/Capital Corp., 6.75%, 6/1/10	40,000	41
Ventas Realty LP/Capital Corp., 9.00%, 5/1/12	50,000	57

Total		1,188

Media (0.8%)
Charter Communications Holdings LLC, 10.25%, 9/15/10	125,000	130
Charter Communications Holdings LLC, 11.00%, 10/1/15	60,000	62
Clear Channel Communications, Inc., 6.25%, 3/15/11	65,000	63
CSC Holdings, Inc., 7.625%, 4/1/11	150,000	153
CSC Holdings, Inc., 7.875%, 2/15/18	60,000	60

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Media continued
CSC Holdings, Inc., 8.125%, 7/15/09	60,000	62
CSC Holdings, Inc., 8.125%, 8/15/09	30,000	31
The DIRECTV Group, Inc., 6.375%, 6/15/15	30,000	29
Echostar DBS Corp., 6.375%, 10/1/11	160,000	159
Echostar DBS Corp., 7.00%, 10/1/13	50,000	50
EchoStar DBS Corp., 7.125%, 2/1/16	30,000	30
Idearc, Inc., 8.00%, 11/15/16 144A	261,000	265
Intelsat Bermuada, Ltd., 8.50%, 1/15/13	60,000	61
Intelsat Bermuada, Ltd., 11.25%, 6/15/16 144A	51,000	56
Intelsat Bermuada, Ltd., 11.354%, 6/15/13 144A	65,000	68
Kabel Deutschland GMBH, 10.625%, 7/1/14	60,000	67
Lamar Media Corp., 6.625%, 8/15/15	75,000	74
LIN Television Corp., 6.50%, 5/15/13	90,000	86
Mediacom Broadband LLC/Corp., 8.50%, 10/15/15	55,000	56
Mediacom Broadband LLC/Corp., 8.50%, 10/15/15 144A	30,000	30
Mediacom LLC/Capital Corp., 7.875%, 2/15/11	30,000	30
Primedia, Inc., 8.00%, 5/15/13	30,000	29
Quebecor World Corp., 9.75%, 1/15/15 144A	65,000	65
R.H. Donnelley Corp., 6.875%, 1/15/13	280,000	269
R.H. Donnelley Corp., 8.875%, 1/15/16	35,000	37
Rogers Cable, Inc., 6.25%, 6/15/13	55,000	55
Rogers Cable, Inc., 7.875%, 5/1/12	50,000	54
Sinclair Broadcast Group, 8.00%, 3/15/12	88,000	91
Videotron Ltee, 6.375%, 12/15/15	25,000	24

Total		2,246

Real Estate (0.1%)
American Real Estate Partners LP, 7.125%, 2/15/13	20,000	20
The Rouse Co., 7.20%, 9/15/12	85,000	87
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	76,000	76
Trustreet Properties, Inc., 7.50%, 4/1/15	50,000	54

Total		237

Services (0.2%)
Allied Waste North America, 6.375%, 4/15/11	135,000	133
Allied Waste North America, 6.50%, 11/15/10	70,000	70
Allied Waste North America, 7.25%, 3/15/15	70,000	70
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	40,000	43
Rental Service Corp., 9.50%, 12/1/14 144A	63,000	65

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Services continued
WCA Waste Corp., 9.25%, 6/15/14	65,000	68
West Corp., 9.50%, 10/15/14 144A	57,000	57

Total		506

Structured Product (0.4%)
Dow Jones Credit Derivative High Yield, 7.375%, 6/29/11 144A	1,000,000	1,026
Dow Jones Credit Derivative High Yield, 8.25%, 12/29/10	160,000	165

Total		1,191

Technology (0.3%)
Flextronics International, Ltd., 6.50%, 5/15/13	75,000	74
Freescale Semiconductor, Inc., 8.875%, 12/15/14 144A	100,000	100
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14 144A	99,000	98
Freescale Semiconductor, Inc., 10.125%, 12/15/16 144A	25,000	25
Nortel Networks, Ltd., 10.75%, 7/15/16 144A	35,000	38
NXP BV, 7.875%, 10/15/14 144A	80,000	83
NXP BV, 9.50%, 10/15/15 144A	35,000	36
Sanmina Corp., 8.125%, 3/1/16	35,000	34
Stats Chippac, Inc., 6.75%, 11/15/11	43,000	42
Sungard Data Systems, Inc., 9.125%, 8/15/13	95,000	100
TDS Investor Corp., 9.875%, 9/1/14 144A	10,000	10
TDS Investor Corp., 11.875, 9/1/16 144A	65,000	67
Xerox Corp., 7.20%, 4/1/16	47,000	50
Xerox Corp., 7.625%, 6/15/13	115,000	120

Total		877

Telecommunications (0.4%)
American Tower Corp., 7.125%, 10/15/12	85,000	87
Citizens Communications, 9.25%, 5/15/11	215,000	238
Nextel Communications, Inc., 6.875%, 10/31/13	80,000	81
Qwest Capital Funding, Inc., 7.90%, 8/15/10	65,000	68
Qwest Communications International, Inc., 7.50%, 11/1/08	25,000	25
Qwest Corp., 7.50%, 10/1/14	16,000	17
Qwest Corp., 7.875%, 9/1/11	217,000	231
Rogers Wireless, Inc., 6.375%, 3/1/14	45,000	46
Rogers Wireless, Inc., 7.25%, 12/15/12	48,000	51
Rogers Wireless, Inc., 8.00%, 12/15/12	74,000	79
Windstream Corp., 8.125%, 8/1/13 144A	85,000	92
Windstream Corp., 8.625%, 8/1/16 144A	85,000	93

Total		1,108

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (6.9%)	Shares/ $ Par	Value $ (000’s)

Transportation (0.2%)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	67,000	72
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 12.50%, 6/15/12	50,000	54
Kansas City Southern de Mexico SA de CV, 7.625%, 12/1/13 144A	35,000	35
OMI Corp., 7.625%, 12/1/13	84,000	86
Ship Finance International, Ltd., 8.50%, 12/15/13	40,000	40
Stena AB, 7.50%, 11/1/13	140,000	138

Total		425

Utilities (0.4%)
The AES Corp., 8.75%, 5/15/13 144A	130,000	139
The AES Corp., 9.375%, 9/15/10	55,000	60
Aquila, Inc., 9.95%, 2/1/11	6,000	7
CMS Energy Corp., 7.75%, 8/1/10	90,000	95
Dynegy Holdings, Inc., 8.375%, 5/1/16	65,000	68
Edison Mission Energy, 7.73%, 6/15/09	200,000	207
Midwest Generation LLC, 8.75%, 5/1/34	60,000	65
Nevada Power Co., 8.25%, 6/1/11	65,000	71
NRG Energy, Inc., 7.25%, 2/1/14	125,000	126
NRG Energy, Inc., 7.375%, 2/1/16	30,000	30
NRG Energy, Inc., 7.375%, 1/15/17	191,000	191
PSEG Energy Holdings LLC, 8.50%, 6/15/11	22,000	24
Sierra Pacific Resources, 8.625%, 3/15/14	27,000	29
Teco Energy, Inc., 6.75%, 5/1/15	40,000	42

Total		1,154

Total Below Investment Grade Segment (Cost: $19,190)		19,560

Money Market Investments (16.1%)	Shares/ $ Par	Value $ (000’s)

Federal Government and Agencies (15.0%)
(b)Federal Home Loan Bank, 5.14%, 1/10/07	27,200,000	27,165
Federal Home Loan Bank, 5.192%, 1/19/07	11,400,000	11,370
Federal Home Loan Bank, 5.20%, 1/19/07	2,800,000	2,793
Freddie Mac Discount., 5.13%, 3/23/07	1,000,000	989

Total		42,317

Short Term Business Credit (1.1%)
Old Line Funding Corp., 5.30%, 1/10/07	3,000,000	2,996

Total		2,996

Total Money Market Investments (Cost: $45,313)		45,313

Total Investments (102.0%) (Cost $256,620)(a)		287,497

Other Assets, Less Liabilities (-2.0%)		(5,634)

Net Assets (100.0%)		281,863

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the value of these securities (in thousands) was $9,244, representing 3.28% of the net assets.

IO — Interest Only Security

Asset Allocation Portfolio

Asset Allocation Portfolio

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $256,977 and the net unrealized appreciation of investments based on that cost was $30,520 which is comprised of $33,246 aggregate gross unrealized appreciation and $2,726 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US 5 Year Note (CBT) Commodity (Short)	9	3/07	$(6)
(Total Notional Value at December 31, 2006, $952)
S&P 500 Index Futures (Long)	44	3/07	$14
(Total Notional Value at December 31, 2006, $15,699)
US Ten Year Treasury Note (Short)	9	3/07	$(13)
(Total Notional Value at December 31, 2006, $980)

(c)	PIK — Payment in Kind

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk.	Achieve consistent returns and low volatility by allocating assets across three market sectors.	$2.9 billion

The Balanced Portfolio seeks to realize as high a level of total return as is consistent with prudent investment risk. The Portfolio seeks to achieve this objective by investing in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. Management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions, while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors. Management also may adjust the percentage of assets in each market sector in response to changing market and economic conditions.

During 2006, the Balanced Portfolio differed from the Asset Allocation Portfolio in several ways. It is limited to investing in just three asset classes, while the Asset Allocation Portfolio utilized six categories of assets. The equity portion of the Balanced Portfolio was indexed, while the equities in the Asset Allocation Portfolio were actively managed. The Balanced Portfolio was therefore designed to be a lower risk portfolio, with less volatility than the Asset Allocation Portfolio. Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indices: the S&P 500® Index for stocks, Citigroup U.S. Broad Investment Grade “BIG” Bond Index for bonds, and the Merrill Lynch Three-Month U.S. Treasury Bill “T-Bill” Index for short-term investments.

The Balanced Portfolio’s return for the year ended December 31, 2006, reflected a blend of stock and bond performance. The Portfolio’s total return of 10.42% compares with the 15.79%, 4.33%, and 4.85% returns of the S&P 500®, Citigroup BIG, and the Merrill Lynch T-Bill Indices, respectively. (These indices are unmanaged, cannot be invested in directly, and do not include expenses.) The Portfolio slightly trailed its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds, which had an average return of 10.88%.

Looking at the broad market in 2006, stocks enjoyed solid returns, as measured by the S&P 500® Index, thanks to a sharp rally in the second half of the year. Stocks benefited from good economic news, positive corporate earnings, cooling energy prices and inflation, and an apparent end to the Federal Reserve’s long-running campaign for higher interest rates. In a turnabout from the last several years, large company stocks outperformed small- and mid-cap stocks in 2006. For the year, the S&P 500® Index (a gauge of large-cap stock performance) returned 15.79%, while mid- and small-cap stocks returned 10.32% and 15.12%, respectively, as measured by the S&P MidCap 400® and S&P SmallCap 600® Indices. Looking at returns by style, value stocks generally outperformed growth stocks by a wide margin in 2006.

The Balanced Portfolio’s slight underperformance relative to its peer group can be attributed to the fact that the Portfolio did not hold foreign stocks, which outperformed U.S. equities in 2006. For the year, the MSCI EAFE (Europe, Australasia, and Far East) Index returned 26.86% in dollar terms. In contrast, the Portfolio’s stocks reflect the performance of large-cap U.S. equities.

In terms of fixed income performance, bonds, as measured by the Citigroup BIG Index, enjoyed a seventh consecutive year of positive returns in 2006, as economic growth, energy prices, and inflation all moderated. However, interest rates edged up, negatively impacting bond returns. Looking at the rate environment, a long series of rate increases by the Federal Reserve pushed yields on the shortest term investments above those on longer term notes and bonds. As of December 31, 2006, the yield on the three-month Treasury Bill was 5.01%. By comparison, the yields on two-, 10-, and 30-year Treasury securities were 4.82%, 4.71%, and 4.81%, respectively.

Over the course of 2006, we made small adjustments to the Portfolio’s asset mix where we saw opportunities to enhance performance. This strategy had us systematically adjusting the Portfolio as stock and bond performance fluctuated. For example, we trimmed our stock position on strength in the first quarter and bought on weakness in the second. We took profits out of our stock holdings again in the third and fourth quarters as stocks rallied. It is important to remember we are talking about small trades intended to add value on the margin, rather than wholesale moves between asset classes.

Looking ahead to 2007, we are generally positive on financial markets in an environment of modest growth and inflation. Similar economic conditions in the past have allowed for positive returns from both asset classes. However, at a time when many major stock indices are at record highs and bonds have been on a long winning streak, no asset class looks particularly cheap to us. In this environment, investors should consider a prudent, diversified approach to investing that includes exposure to both stocks and bonds based on their investment goals and risk tolerances.

Balanced Portfolio

Balanced Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Balanced Portfolio	10.42%	6.13%	7.66%
Citigroup U.S. Broad Investment Grade Bond Index	4.33%	5.10%	6.26%
Merrill Lynch 3-Month T-Bill Index	4.85%	2.43%	3.80%
S&P 500 Index	15.79%	6.19%	8.42%
Mixed-Asset Target Alloc Moderate Funds Lipper Average	10.88%	6.48%	7.34%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees.

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

The Merrill Lynch 3-month T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected. The inception date of the index is December 31, 1997.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The S&P 500 represents approximately 61.9% of the market value of the Compustat’s database of about 9,600 equities. The index cannot be invested in directly and does not include sales charges.

The Portfolio changed its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2005 because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Portfolio to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) Mixed-Asset Target Alloc Moderate Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of funds that by portfolio practice maintains a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and other cash equivalents. Source: Lipper, Inc.

Lipper Analytical Services, Inc revised their benchmark categories during 2006 and have changed the Portfolio’s benchmark from the Flexible Portfolio Funds Lipper Average to the Mixed-Asset Target Alloc Moderate Funds Lipper Average.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

No investment can guarantee a profit or protect against a loss.

Balanced Portfolio

Balanced Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,090.10	$1.57
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.53

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced Portfolio

Balanced Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.7%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A		2,565,000	2,496
Boeing Capital Corp., 4.75%, 8/25/08		3,359,000	3,333
General Dynamics Corp., 3.00%, 5/15/08		6,398,000	6,196
General Dynamics Corp., 4.25%, 5/15/13		890,000	841
L-3 Communications Corp., 6.375%, 10/15/15		2,670,000	2,643
Lockheed Martin Corp., 6.15%, 9/1/36		1,720,000	1,807
Raytheon Co., 5.50%, 11/15/12		4,584,000	4,613

Total			21,929

Auto Manufacturing (0.1%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09		2,590,000	2,594

Total			2,594

Banking (1.9%)
Bank of America Corp., 5.42%, 3/15/17 144A		2,800,000	2,759
Bank of America Corp., 5.625%, 10/14/16		2,680,000	2,729
Bank of New York Co., Inc., 4.95%, 1/14/11		1,550,000	1,535
Bank One Corp., 5.25%, 1/30/13		4,480,000	4,442
Barclays Bank PLC, 5.926%, 12/15/16 144A		1,230,000	1,245
BB&T Corp., 4.90%, 6/30/17		975,000	922
Citigroup, Inc., 5.85%, 8/2/16		4,700,000	4,859
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A		670,000	658
Fifth Third Bancorp, 5.45%, 1/15/17		2,625,000	2,595
Goldman Sachs Group, Inc., 5.75%, 10/1/16		1,000,000	1,016
JPMorgan Chase Bank NA, 5.875%, 6/13/16		5,255,000	5,396
M&I Marshall & Ilsley Bank, 5.30%, 9/8/11		2,480,000	2,481
Mellon Bank NA, 5.45%, 4/1/16		1,640,000	1,635

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Banking continued
National Australia Bank, Ltd., 4.80%, 4/6/10 144A		4,208,000	4,147
National City Bank, 5.25%, 12/15/16 144A		615,000	602
Northern Trust Corp., 5.30%, 8/29/11		795,000	798
State Street Bank and Trust Co., 5.30%, 1/15/16		1,780,000	1,762
UnionBanCal Corp., 5.25%, 12/16/13		810,000	795
US Bank NA, 4.80%, 4/15/15		2,680,000	2,566
Wachovia Corp., 5.35%, 3/15/11		3,080,000	3,089
Wachovia Corp., 5.625%, 10/15/16		1,610,000	1,624
Washington Mutual Bank, 5.95%, 5/20/13		1,690,000	1,718
Wells Fargo Bank NA, 5.75%, 5/16/16		3,210,000	3,288
Zions Bancorporation, 5.50%, 11/16/15		2,290,000	2,253

Total			54,914

Beverage/Bottling (0.4%)
Anheuser-Busch Companies, Inc., 4.375%, 1/15/13		1,000,000	948
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36		515,000	494
Bottling Group LLC, 5.50%, 4/1/16		1,120,000	1,116
Constellation Brands, Inc., 7.25%, 9/1/16		1,570,000	1,613
Diageo Capital PLC, 4.375%, 5/3/10		1,578,000	1,535
PepsiAmericas, Inc., 4.875%, 1/15/15		2,175,000	2,082
SABMiller PLC, 6.20%, 7/1/11 144A		2,595,000	2,656

Total			10,444

Building Products (0.0%)
CRH America, Inc., 6.00%, 9/30/16		810,000	818

Total			818

Cable/Media/Broadcasting/Satellite (1.0%)
CBS Corp., 5.625%, 5/1/07		11,400,000	11,405

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
Clear Channel Communications, Inc., 5.50%, 9/15/14		205,000	173
Clear Channel Communications, Inc., 6.25%, 3/15/11		3,275,000	3,183
Comcast Corp., 6.45%, 3/15/37		1,065,000	1,066
Comcast Corp., 6.50%, 1/15/17		1,685,000	1,758
Historic TW, Inc., 6.625%, 5/15/29		215,000	218
News America, Inc., 6.40%, 12/15/35		1,375,000	1,366
Rogers Cable, Inc., 5.50%, 3/15/14		2,235,000	2,137
TCI Communications, Inc., 8.75%, 8/1/15		1,030,000	1,218
Time Warner Companies, Inc., 7.25%, 10/15/17		1,405,000	1,535
Time Warner Entertainment Co. LP, 7.25%, 9/1/08		5,435,000	5,588
Time Warner Entertainment Co. LP, 8.375%, 7/15/33		250,000	302
Viacom, Inc., 6.25%, 4/30/16		225,000	223

Total			30,172

Conglomerate/Diversified Manufacturing (0.1%)
Honeywell International, Inc., 5.40%, 3/15/16		515,000	515
United Technologies Corp., 6.35%, 3/1/11		1,120,000	1,165

Total			1,680

Consumer Products (0.3%)
The Clorox Co., 4.20%, 1/15/10		3,365,000	3,264
Fortune Brands, Inc., 5.375%, 1/15/16		2,045,000	1,939
The Gillette Co., 2.50%, 6/1/08		5,000,000	4,808

Total			10,011

Electric Utilities (2.3%)
Carolina Power & Light, Inc., 6.50%, 7/15/12		415,000	435
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13		260,000	262
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33		270,000	299

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Consolidated Edison Co. of New York, 5.375%, 12/15/15		560,000	556
Consolidated Edison Co. of New York, 5.50%, 9/15/16		605,000	604
Consumer Energy Co., 4.80%, 2/17/09		6,580,000	6,494
DTE Energy Co., 7.05%, 6/1/11		7,520,000	7,969
Duke Energy Corp., 6.45%, 10/15/32		1,675,000	1,793
Duquesne Light Holdings, Inc., 5.50%, 8/15/15		1,805,000	1,692
Entergy Mississippi, Inc., 6.25%, 4/1/34		1,030,000	1,001
Florida Power & Light Co., 5.625%, 4/1/34		1,065,000	1,047
Florida Power Co., 4.50%, 6/1/10		3,636,000	3,535
FPL Group Capital, Inc., 5.551%, 2/16/08		4,245,000	4,250
General Electric Capital Corp., 5.375%, 10/20/16		1,000,000	1,001
Indiana Michigan Power, 5.05%, 11/15/14		2,660,000	2,542
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A		1,444,748	1,393
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A		1,185,000	1,147
MidAmerican Energy Holdings Co., 6.125%, 4/1/36		260,000	262
Monongahela Power Co., 5.70%, 3/15/17 144A		860,000	859
Nevada Power Co., 5.875%, 1/15/15		1,830,000	1,822
Nevada Power Co., 6.50%, 5/15/18		1,560,000	1,617
Northern States Power Co., 5.25%, 10/1/18		270,000	261
Oncor Electric Delivery Co., 6.375%, 1/15/15		1,025,000	1,057
Oncor Electric Delivery Co., 7.00%, 9/1/22		880,000	947
Pacific Gas & Electric Co., 6.05%, 3/1/34		1,035,000	1,044
PacifiCorp, 5.45%, 9/15/13		4,040,000	4,038
PPL Electric Utilities Corp., 4.30%, 6/1/13		2,475,000	2,318
PPL Electric Utilities Corp., 5.875%, 8/15/07		725,000	726

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
PPL Electric Utilities Corp., 6.25%, 8/15/09		215,000	220
PPL Energy Supply LLC, 6.00%, 12/15/36		425,000	410
Progress Energy, Inc., 6.85%, 4/15/12		1,155,000	1,228
Public Service Electric & Gas Co., 5.00%, 1/1/13		1,500,000	1,468
Public Service Electric & Gas Co., 5.70%, 12/1/36		1,600,000	1,558
Puget Sound Energy, Inc., 3.363%, 6/1/08		2,465,000	2,396
Puget Sound Energy, Inc., 6.274%, 3/15/37		1,125,000	1,142
Southern California Edison Co., 5.00%, 1/15/16		2,055,000	1,983
Southern California Edison Co., 5.55%, 1/15/37		320,000	306
Tampa Electric Co., 6.55%, 5/15/36		520,000	551
Toledo Edison Co., 6.15%, 5/15/37		2,675,000	2,633
Virginia Electric & Power Co., 6.00%, 1/15/36		2,010,000	2,000
Xcel Energy, Inc., 6.50%, 7/1/36		780,000	824

Total			67,690

Food Processors (0.3%)
Kellogg Co., 6.60%, 4/1/11		4,675,000	4,903
Kraft Foods, Inc., 5.25%, 10/1/13		560,000	553
Kraft Foods, Inc., 6.25%, 6/1/12		2,630,000	2,732

Total			8,188

Gaming/Lodging/Leisure (0.1%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17		590,000	494
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13		1,555,000	1,583

Total			2,077

Gas Pipelines (0.2%)
Consolidated Natural Gas Co., 5.00%, 12/1/14		2,050,000	1,971
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33		1,800,000	1,952
Kinder Morgan Finance, 5.35%, 1/5/11		2,440,000	2,380

Total			6,303

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Independent Finance (0.4%)
GMAC LLC, 6.00%, 12/15/11		2,135,000	2,126
HSBC Finance Corp., 4.125%, 11/16/09		4,400,000	4,278
International Lease Finance Corp., 4.75%, 1/13/12		2,190,000	2,129
iStar Financial, Inc., 5.15%, 3/1/12		1,900,000	1,848

Total			10,381

Industrials — Other (0.1%)
KB HOME, 7.75%, 2/1/10		1,600,000	1,628
Meritage Homes Corp., 6.25%, 3/15/15		1,600,000	1,520

Total			3,148

Information/Data Technology (0.1%)
Cisco Systems, Inc., 5.50%, 2/22/16		280,000	280
Seagate Technology HDD Holdings, 6.80%, 10/1/16		1,790,000	1,799
Siemens AG, 5.75%, 10/17/16 144A		645,000	654

Total			2,733

Machinery (0.0%)
John Deere Capital Corp., 4.50%, 8/25/08		1,325,000	1,308

Total			1,308

Mortgage Banking (0.2%)
Countrywide Financial Corp., 6.25%, 5/15/16		745,000	759
Residential Capital Corp., 6.00%, 2/22/11		2,285,000	2,281
Residential Capital Corp., 6.50%, 4/17/13		2,090,000	2,118

Total			5,158

Natural Gas Distributors (0.0%)
NiSource Finance Corp., 5.40%, 7/15/14		785,000	761

Total			761

Oil & Gas Field Machines and Services (0.0%)
Weatherford International, Ltd., 6.50%, 8/1/36		625,000	627

Total			627

Oil and Gas (0.9%)
Anadarko Finance Co., 7.50%, 5/1/31		1,040,000	1,180
Anadarko Petroleum Corp., 5.95%, 9/15/16		970,000	972

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Anadarko Petroleum Corp., 6.45%, 9/15/36		190,000	192
Conoco Funding Co., 6.35%, 10/15/11		3,230,000	3,377
ConocoPhilips, 5.625%, 10/15/16		540,000	543
Encana Holdings Finance Corp., 5.80%, 5/1/14		1,075,000	1,081
Hess Corp., 7.125%, 3/15/33		260,000	284
Nexen, Inc., 5.875%, 3/10/35		1,865,000	1,746
Occidental Petroleum, 4.00%, 11/30/07		2,800,000	2,770
Occidental Petroleum, 10.125%, 9/15/09		3,230,000	3,610
Pemex Project Funding Master Trust, 5.75%, 12/15/15		3,540,000	3,515
Petro-Canada, 5.95%, 5/15/35		995,000	944
Pioneer Natural Resource, 6.875%, 5/1/18		1,840,000	1,779
Suncoc, Inc., 5.75%, 1/15/17		450,000	440
Talisman Energy, Inc., 5.85%, 2/1/37		2,185,000	1,994
Tesoro Corp., 6.25%, 11/1/12		2,070,000	2,060
XTO Energy, Inc., 5.30%, 6/30/15		260,000	252

Total			26,739

Other Finance (0.2%)
SLM Corp., 5.45%, 4/25/11		4,560,000	4,578

Total			4,578

Other Services (0.0%)
Waste Management, Inc., 5.00%, 3/15/14		855,000	822

Total			822

Paper and Forest Products (0.1%)
Weyerhaeuser Co., 7.375%, 3/15/32		2,225,000	2,323

Total			2,323

Pharmaceuticals (0.1%)
Abbott Laboratories, 3.75%, 3/15/11		3,750,000	3,542

Total			3,542

Property and Casualty Insurance (0.2%)
Berkley (WR) Corp., 9.875%, 5/15/08		4,310,000	4,554

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Property and Casualty Insurance continued
Berkshire Hathaway Finance, 3.40%, 7/2/07		2,500,000	2,478

Total			7,032

Railroads (0.5%)
Burlington Northern Santa Fe, 6.125%, 3/15/09		5,600,000	5,688
Union Pacific Corp., 3.875%, 2/15/09		5,600,000	5,434
Union Pacific Corp., 7.375%, 9/15/09		2,750,000	2,895

Total			14,017

Real Estate Investment Trusts (0.7%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10		860,000	854
AvalonBay Communities, Inc., 5.50%, 1/15/12		500,000	503
Colonial Realty LP, 6.05%, 9/1/16		360,000	365
Developers Diversified Realty Corp., 5.375%, 10/15/12		1,535,000	1,520
Duke Realty LP, 5.95%, 2/15/17		835,000	847
ERP Operating LP, 5.25%, 9/15/14		1,950,000	1,928
First Industrial LP, 5.25%, 6/15/09		1,925,000	1,909
HRPT Properties Trust, 5.75%, 11/1/15		1,225,000	1,224
ProLogis, 5.50%, 3/1/13		2,000,000	1,994
ProLogis, 5.75%, 4/1/16		1,190,000	1,197
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A		3,640,000	3,656
Simon Property Group LP, 5.375%, 6/1/11		3,555,000	3,555
Simon Property Group LP, 5.60%, 9/1/11		890,000	897
Simon Property Group LP, 6.10%, 5/1/16		1,560,000	1,617

Total			22,066

Retail Food and Drug (0.2%)
CVS Corp., 4.875%, 9/15/14		3,285,000	3,140
Delhaize America, Inc., 8.125%, 4/15/11		2,595,000	2,799

Total			5,939

Retail Stores (0.6%)
Federated Department Stores, 6.30%, 4/1/09		3,785,000	3,848

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Retail Stores continued
Federated Retail Holdings, 5.90%, 12/1/16		535,000	534
The Home Depot, Inc., 5.40%, 3/1/16		1,305,000	1,276
The Home Depot, Inc., 5.875%, 12/16/36		5,340,000	5,240
J.C. Penney Co., Inc., 6.875%, 10/15/15		515,000	538
May Department Stores Co., 6.65%, 7/15/24		260,000	258
Target Corp., 5.40%, 10/1/08		5,605,000	5,630

Total			17,324

Security Brokers and Dealers (0.5%)
Credit Suisse First Boston USA, Inc., 5.50%, 8/16/11		1,370,000	1,385
Credit Suisse First Boston USA, Inc., 6.125%, 11/15/11		2,050,000	2,123
Goldman Sachs Group, Inc., 5.15%, 1/15/14		3,660,000	3,606
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17		2,835,000	2,871
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17		560,000	572
Merrill Lynch & Co., Inc., 5.00%, 1/15/15		1,550,000	1,510
Morgan Stanley, 5.375%, 10/15/15		1,735,000	1,719
Morgan Stanley, 6.25%, 8/9/26		1,035,000	1,082

Total			14,868

Telecommunications (0.9%)
(e)AT&T Corp., 9.75%, 11/15/31		1,260,000	1,563
Cingular Wireless LLC, 7.125%, 12/15/31		2,740,000	3,035
Deutsche Telekom International Finance, 5.75%, 3/23/16		1,615,000	1,591
Embarq Corp., 6.738%, 6/1/13		835,000	855
Embarq Corp., 7.082%, 6/1/16		1,940,000	1,975
Embarq Corp., 7.995%, 6/1/36		535,000	557
France Telecom SA, 8.50%, 3/1/31		975,000	1,280
Sprint Capital Corp., 6.90%, 5/1/19		1,660,000	1,712

Corporate Bonds (13.3%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Sprint Capital Corp., 8.375%, 3/15/12		2,830,000	3,145
Sprint Capital Corp., 8.75%, 3/15/32		470,000	566
Telecom Italia Capital, 4.00%, 1/15/10		3,360,000	3,207
Telecom Italia Capital, 6.20%, 7/18/11		1,620,000	1,644
Verizon Communications, Inc., 5.55%, 2/15/16		2,135,000	2,128
Verizon Global Funding Corp., 5.85%, 9/15/35		1,425,000	1,365
Vodafone Group PLC, 5.50%, 6/15/11		2,820,000	2,827

Total			27,450

Tobacco (0.0%)
Reynolds America, Inc., 7.625%, 6/1/16		1,325,000	1,404

Total			1,404

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.50%, 1/15/16		1,090,000	1,069
Johnson Controls, Inc., 6.00%, 1/15/36		520,000	503

Total			1,572

Yankee Sovereign (0.1%)
United Mexican States, 5.625%, 1/15/17		2,050,000	2,052

Total			2,052

Total Corporate Bonds (Cost: $395,711)			392,664

Governments (6.5%)

Governments (6.5%)
Aid-Israel, 0.00%, 11/15/22	11,600,000	5,096
Aid-Israel, 0.00%, 11/15/23	11,500,000	4,805
Aid-Israel, 5.50%, 4/26/24	9,840,000	10,221
Housing & Urban Development, 6.17%, 8/1/14	14,981,000	15,756
Overseas Private Investment, 4.10%, 11/15/14	3,469,440	3,326
(e)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	6,100,000	4,830
US Treasury, 3.125%, 5/15/07	2,625,000	2,607
(g)US Treasury, 4.50%, 11/30/11	29,065,000	28,805
(g)US Treasury, 4.50%, 2/15/36	7,933,000	7,544
(g)US Treasury, 4.625%, 9/30/08	14,872,000	14,817
US Treasury, 4.625%, 11/15/16	2,350,000	2,335
US Treasury, 4.75%, 12/31/08	17,404,000	17,384
(g)US Treasury, 4.875%, 5/31/08	19,024,000	19,015
US Treasury, 4.875%, 10/31/08	355,000	355

Balanced Portfolio

Balanced Portfolio

Governments (6.5%)	Shares/ $ Par	Value $ (000’s)

Governments continued
(g)US Treasury, 4.875%, 8/15/16	19,244,000	19,474
(g)US Treasury, 5.125%, 5/15/16	23,744,000	24,457
US Treasury Inflation Index Bond, 2.00%, 1/15/16	10,840,136	10,467

Total Governments (Cost: $189,024)		191,294

Structured Products (22.6%)

Structured Products (22.6%)
AEP Texas Central Transition Funding, 5.306%, 7/1/20	22,665,000	22,545
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.482%, 2/14/43 IO	110,619,589	3,749
Banc of America Mortgage Securities, Series 2004-G, Class 2AG, 4.657%, 8/25/34	5,332,000	5,263
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.511%, 6/25/34	11,842,000	11,545
Capital Auto Receivables Trust, Series 2006-2, Class A1, 5.34%, 12/15/07	2,716,000	2,716
Capital One Auto Finance Trust, Series 2006-A, Class A2, 5.31%, 5/15/09	6,912,750	6,912
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	2,580,000	2,558
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	5,212,342	5,117
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	6,403,241	6,339
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	5,700,000	5,838
Daimler Chrysler Auto Trust, Series 2006-C, Class A1, 5.37%, 10/8/07 144A	4,872,389	4,874
DLJ Commerical Mortgage Corp., Series 1998-CF1, Class S, 0.944%, 2/18/31 IO	191,844,623	2,459
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.632%, 10/15/30 IO 144A	9,336,923	66
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.262%, 1/15/25 IO 144A	15,248,281	477
Fannie Mae Whole Loan, 6.25%, 5/25/42	9,337,193	9,444
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	2,459,280	2,313
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	3,161,286	3,050

Structured Products (22.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	8,208,820	7,913
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	3,430,961	3,374
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	999,054	982
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	3,674,116	3,610
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	1,964,471	1,930
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	39,501,976	38,128
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	21,646,767	20,894
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	1,327,283	1,328
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	2,508,512	2,509
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	475,060	475
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	3,409,106	3,407
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	4,556,862	4,507
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	13,187,887	13,044
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11	799,422	815
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	2,179,186	2,222
Federal Home Loan Mortgage Corp., 6.50%, 3/1/36	2,351,761	2,395
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, 5.651%, 4/25/16	10,196,088	10,327
Federal Home Loan Mortgage Corp. TBA, 5.50%, 1/1/37	35,749,000	35,347
Federal Home Loan Mortgage Corp. TBA, 6.00%, 1/1/37	56,477,000	56,883
Federal Home Loan Mortgage Corp. TBA, 6.50%, 1/1/37	46,568,000	47,427
Federal National Mortgage Association, 4.00%, 6/1/19	1,610,014	1,517
Federal National Mortgage Association, 4.50%, 6/1/19	12,144,641	11,730
Federal National Mortgage Association, 4.50%, 8/1/19	1,686,827	1,629
Federal National Mortgage Association, 4.50%, 12/1/19	1,401,323	1,353
Federal National Mortgage Association, 4.50%, 7/1/20	5,053,411	4,876
Federal National Mortgage Association, 5.00%, 3/1/20	4,179,715	4,111
Federal National Mortgage Association, 5.00%, 4/1/20	1,760,594	1,731
Federal National Mortgage Association, 5.00%, 5/1/20	6,803,816	6,689

Balanced Portfolio

Balanced Portfolio

Structured Products (22.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 4/1/35	4,691,108	4,530
Federal National Mortgage Association, 5.00%, 7/1/35	6,112,542	5,903
Federal National Mortgage Association, 5.00%, 10/1/35	2,537,805	2,451
Federal National Mortgage Association, 5.17%, 1/1/16	4,175,835	4,141
Federal National Mortgage Association, 5.285%, 4/1/16	10,892,477	10,968
Federal National Mortgage Association, 5.32%, 4/1/14	2,721,308	2,737
Federal National Mortgage Association, 5.50%, 9/1/34	1,291,254	1,277
Federal National Mortgage Association, 5.50%, 3/1/35	10,842,112	10,719
Federal National Mortgage Association, 5.50%, 7/1/35	2,175,932	2,151
Federal National Mortgage Association, 5.50%, 8/1/35	3,965,829	3,921
Federal National Mortgage Association, 5.50%, 9/1/35	21,986,070	21,735
Federal National Mortgage Association, 5.50%, 10/1/35	10,038,070	9,923
Federal National Mortgage Association, 5.50%, 11/1/35	24,615,765	24,334
Federal National Mortgage Association, 6.00%, 5/1/35	672,395	677
Federal National Mortgage Association, 6.00%, 6/1/35	1,521,742	1,533
Federal National Mortgage Association, 6.00%, 7/1/35	9,070,216	9,133
Federal National Mortgage Association, 6.00%, 8/1/35	959,535	966
Federal National Mortgage Association, 6.00%, 10/1/35	2,288,993	2,305
Federal National Mortgage Association, 6.00%, 11/1/35	10,308,040	10,380
Federal National Mortgage Association, 6.00%, 9/1/36	5,530,542	5,568
Federal National Mortgage Association, 6.50%, 11/1/35	2,282,272	2,326
Federal National Mortgage Association, 6.50%, 12/1/35	3,144,701	3,205
Federal National Mortgage Association, 6.50%, 4/1/36	1,973,263	2,010
Federal National Mortgage Association, 6.75%, 4/25/18	3,014,352	3,094
Federal National Mortgage Association — Aces, Series 2006-M1, Class B, 5.355%, 2/25/16	10,762,000	10,725
Federal National Mortgage Association TBA, 6.00%, 1/1/37	9,074,000	9,134
Final Maturity Amortizing Notes, 4.45%, 8/25/12	9,857,856	9,513
First Horizon Alternative Mortgage Securities Trust, Series 2004-FA1, 6.25%, 10/25/34	4,905,019	4,934

Structured Products (22.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
First Union-Lehman Brothers Commercial Mortgage Trust II, Commerical Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/29	2,667,000	2,726
Freddie Mac, 4.50%, 10/15/33	2,326,815	2,252
Government National Mortgage Association, 5.00%, 7/15/33	2,488,057	2,423
Government National Mortgage Association, 5.50%, 1/15/32	227,521	227
Government National Mortgage Association, 5.50%, 2/15/32	2,501,235	2,494
Government National Mortgage Association, 5.50%, 9/15/32	66,276	66
Greenwich Capital Commerical Funding Corp, Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	4,074,000	4,074
Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08	2,280,540	2,273
Honda Auto Receivables Owner Trust, Series 2005-1, Class A3, 3.53%, 10/21/08	5,319,209	5,283
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,998,188	2,088
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.370%, 1/25/29 IO 144A	2,997,115	64
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	27,500,000	27,344
RMF Commercial Mortgage Pass-Through, Series 1997-1, Class F, 7.47%, 1/15/19 144A	1,800,000	180
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	341,149	340
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2, 5.35%, 5/20/10 144A	5,935,000	5,936
Washington Mutual Asset Securities Corp., Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	5,997,060	5,790
Washington Mutual Asset Securities Corp., Series 2003-AR10, Class A6, 4.062%, 10/25/33	2,662,000	2,611
Wells Fargo Mortgage Backed Securities, Series 2004-N, Class A6, 4.00%, 8/25/34	8,006,000	7,795
World Omni Auto Receivables Trust, Series 2006-A, Class A3, 5.01%, 10/15/10	9,064,000	9,040
World Omni Auto Receivables Trust, Series 2006-B, Class A1, 5.374%, 10/15/07	16,266,231	16,271

Total Structured Products (Cost: $670,965)		665,988

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (5.8%)
*Amazon.com, Inc.	39,100	1,543
*Apollo Group, Inc. — Class A	17,700	690
*AutoNation, Inc.	18,893	403
*AutoZone, Inc.	6,375	737
*Bed Bath & Beyond, Inc.	35,800	1,364
Best Buy Co., Inc.	51,100	2,514
*Big Lots, Inc.	13,900	319
The Black & Decker Corp.	8,600	688
Brunswick Corp.	11,600	370
Carnival Corp.	56,373	2,765
CBS Corp. — Class B	98,930	3,085
Centex Corp.	15,000	844
Circuit City Stores, Inc.	18,000	342
Clear Channel Communications, Inc.	62,550	2,223
*Coach, Inc.	46,500	1,998
*Comcast Corp. — Class A	263,537	11,155
D.R. Horton, Inc.	34,900	925
Darden Restaurants, Inc.	18,549	745
Dillard’s, Inc. — Class A	7,736	271
*The DIRECTV Group, Inc.	97,600	2,434
Dollar General Corp.	39,465	634
Dow Jones & Co., Inc.	8,280	315
The E.W. Scripps Co. — Class A	10,500	524
Eastman Kodak Co.	36,417	940
Family Dollar Stores, Inc.	19,200	563
Federated Department Stores, Inc.	66,484	2,535
Ford Motor Co.	239,207	1,796
Fortune Brands, Inc.	19,133	1,634
Gannett Co., Inc.	29,650	1,793
The Gap, Inc.	66,725	1,301
General Motors Corp.	71,625	2,200
Genuine Parts Co.	21,575	1,023
*The Goodyear Tire & Rubber Co.	22,500	472
H&R Block, Inc.	40,800	940
Harley-Davidson, Inc.	32,775	2,310
Harman International Industries, Inc.	8,300	829
Harrah’s Entertainment, Inc.	24,350	2,014
Hasbro, Inc.	20,075	547
Hilton Hotels Corp.	48,950	1,708
The Home Depot, Inc.	258,397	10,376
*IAC/InterActiveCorp	28,300	1,052
International Game Technology	43,000	1,987
*The Interpublic Group of Companies, Inc.	55,900	684
J.C. Penney Co., Inc.	28,525	2,207
Johnson Controls, Inc.	24,800	2,131
Jones Apparel Group, Inc.	14,000	468
KB HOME	9,900	508
*Kohl’s Corp.	41,433	2,835
Leggett & Platt, Inc.	22,667	542
Lennar Corp. — Class A	17,500	918
Limited Brands, Inc.	43,299	1,253
Liz Claiborne, Inc.	13,000	565
Lowe’s Companies, Inc.	192,800	6,006
Marriott International, Inc. — Class A	42,600	2,033
Mattel, Inc.	48,260	1,094
McDonald’s Corp.	156,571	6,941

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
The McGraw-Hill Companies, Inc.	44,880	3,053
Meredith Corp.	4,900	276
The New York Times Co. — Class A	18,192	443
Newell Rubbermaid, Inc.	35,111	1,016
News Corp. — Class A	296,400	6,367
NIKE, Inc. — Class B	23,800	2,357
Nordstrom, Inc.	28,966	1,429
*Office Depot, Inc.	35,243	1,345
OfficeMax, Inc.	9,400	467
Omnicom Group, Inc.	21,600	2,258
Pulte Homes, Inc.	26,800	888
RadioShack Corp.	17,167	288
*Sears Holdings Corp.	10,499	1,763
The Sherwin-Williams Co.	14,160	900
Snap-on, Inc.	7,417	353
The Stanley Works	10,250	515
Staples, Inc.	91,475	2,442
*Starbucks Corp.	95,700	3,390
Starwood Hotels & Resorts Worldwide, Inc.	26,800	1,675
Target Corp.	108,743	6,204
Tiffany & Co.	17,133	672
Time Warner, Inc.	505,500	11,009
The TJX Companies, Inc.	57,600	1,643
Tribune Co.	24,131	743
*Univision Communications, Inc. — Class A	31,900	1,130
VF Corp.	11,343	931
*Viacom, Inc. — Class B	88,530	3,632
The Walt Disney Co.	261,933	8,975
Wendy’s International, Inc.	12,150	402
Whirlpool Corp.	9,889	821
*Wyndham Worldwide Corp.	25,114	804
Yum! Brands, Inc.	33,580	1,975

Total		171,259

Consumer Staples (5.1%)
Altria Group, Inc.	265,404	22,776
Anheuser-Busch Companies, Inc.	97,319	4,788
Archer-Daniels-Midland Co.	83,175	2,658
Avon Products, Inc.	56,250	1,859
Brown-Forman Corp. — Class B	9,968	660
Campbell Soup Co.	27,554	1,072
The Clorox Co.	19,250	1,235
The Coca-Cola Co.	258,200	12,458
Coca-Cola Enterprises, Inc.	35,100	717
Colgate-Palmolive Co.	65,154	4,251
ConAgra Foods, Inc.	64,533	1,742
*Constellation Brands, Inc. — Class A	26,600	772
Costco Wholesale Corp.	58,052	3,069
CVS Corp.	104,266	3,223
*Dean Foods Co.	16,900	715
The Estee Lauder Companies, Inc. — Class A	16,100	657
General Mills, Inc.	43,433	2,502
H.J. Heinz Co.	41,683	1,876
The Hershey Co.	22,000	1,096

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Kellogg Co.	31,743	1,589
Kimberly-Clark Corp.	57,997	3,941
The Kroger Co.	90,873	2,096
McCormick & Co., Inc.	16,600	640
Molson Coors Brewing Co. — Class B	5,800	443
The Pepsi Bottling Group, Inc.	17,300	535
PepsiCo, Inc.	207,900	13,004
The Procter & Gamble Co.	401,161	25,782
Reynolds American, Inc.	21,700	1,421
Safeway, Inc.	56,100	1,939
Sara Lee Corp.	94,584	1,611
SUPERVALU, Inc.	26,085	933
Sysco Corp.	78,250	2,876
Tyson Foods, Inc. — Class A	31,900	525
UST, Inc.	20,333	1,183
Walgreen Co.	127,054	5,831
Wal-Mart Stores, Inc.	311,333	14,377
Whole Foods Market, Inc.	18,100	849
Wm. Wrigley Jr. Co.	27,816	1,439

Total		149,140

Energy (5.4%)
Anadarko Petroleum Corp.	58,254	2,535
Apache Corp.	41,730	2,775
Baker Hughes, Inc.	40,640	3,034
BJ Services Co.	37,100	1,088
Chesapeake Energy Corp.	52,700	1,531
Chevron Corp.	275,968	20,293
ConocoPhillips	208,406	14,995
CONSOL Energy, Inc.	23,100	742
Devon Energy Corp.	56,000	3,756
El Paso Corp.	89,317	1,365
EOG Resources, Inc.	30,780	1,922
Exxon Mobil Corp.	738,471	56,590
Halliburton Co.	127,270	3,952
Hess Corp.	34,300	1,700
Kinder Morgan, Inc.	13,533	1,431
Marathon Oil Corp.	44,524	4,118
Murphy Oil Corp.	23,700	1,205
*Nabors Industries, Ltd.	37,900	1,129
*National-Oilwell Varco, Inc.	22,200	1,358
Noble Corp.	17,150	1,306
Occidental Petroleum Corp.	109,060	5,325
Peabody Energy Corp.	33,400	1,350
Rowan Companies, Inc.	13,950	463
Schlumberger, Ltd.	149,166	9,421
Smith International, Inc.	25,200	1,035
Sunoco, Inc.	15,600	973
*Transocean, Inc.	37,054	2,997
Valero Energy Corp.	76,600	3,919
*Weatherford International, Ltd.	43,000	1,797
The Williams Companies, Inc.	75,500	1,972
XTO Energy, Inc.	46,333	2,180

Total		158,257

Financials (12.1%)
ACE, Ltd.	41,200	2,495

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
AFLAC, Inc.	62,650	2,882
The Allstate Corp.	79,169	5,155
Ambac Financial Group, Inc.	13,400	1,194
American Express Co.	152,500	9,252
American International Group, Inc.	329,190	23,591
Ameriprise Financial, Inc.	30,660	1,671
Aon Corp.	39,175	1,384
Apartment Investment & Management Co. — Class A	12,200	683
Archstone-Smith Trust	27,600	1,607
Bank of America Corp.	568,584	30,358
The Bank of New York Co., Inc.	96,720	3,808
BB&T Corp.	68,500	3,009
The Bear Stearns Companies, Inc.	14,845	2,416
Boston Properties, Inc.	14,800	1,656
Capital One Financial Corp.	51,620	3,965
*CB Richard Ellis Group, Inc.	23,400	777
The Charles Schwab Corp.	129,486	2,504
Chicago Mercantile Exchange Holdings, Inc.	4,400	2,243
The Chubb Corp.	52,100	2,757
Cincinnati Financial Corp.	21,918	993
CIT Group, Inc.	25,100	1,400
Citigroup, Inc.	622,174	34,656
Comerica, Inc.	20,100	1,179
Commerce Bancorp, Inc.	23,700	836
Compass Bancshares, Inc.	16,400	978
Countrywide Financial Corp.	78,598	3,336
*E*TRADE Financial Corp.	54,100	1,213
Equity Office Properties Trust	44,500	2,144
Equity Residential	37,000	1,878
Fannie Mae	123,429	7,330
Federated Investors, Inc. — Class B	11,400	385
Fifth Third Bancorp	70,643	2,891
First Horizon National Corp.	15,800	660
Franklin Resources, Inc.	21,150	2,330
Freddie Mac	87,714	5,956
Genworth Financial, Inc.	56,100	1,919
The Goldman Sachs Group, Inc.	53,900	10,745
The Hartford Financial Services Group, Inc.	40,150	3,746
Huntington Bancshares, Inc.	30,100	715
Janus Capital Group, Inc.	25,071	541
JPMorgan Chase & Co.	439,209	21,214
KeyCorp	50,825	1,933
Kimco Realty Corp.	28,600	1,286
Legg Mason, Inc.	16,600	1,578
Lehman Brothers Holdings, Inc.	67,112	5,243
Lincoln National Corp.	36,345	2,413
Loews Corp.	57,899	2,401
M&T Bank Corp.	9,800	1,197
Marsh & McLennan Companies, Inc.	69,780	2,139
Marshall & Ilsley Corp.	32,300	1,554
MBIA, Inc.	17,050	1,246
Mellon Financial Corp.	52,109	2,196
Merrill Lynch & Co., Inc.	111,900	10,418
MetLife, Inc.	96,215	5,678

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
MGIC Investment Corp.	10,500	657
Moody’s Corp.	29,800	2,058
Morgan Stanley	134,031	10,914
National City Corp.	79,979	2,924
Northern Trust Corp.	23,750	1,441
Plum Creek Timber Co., Inc.	22,400	893
PNC Financial Services Group, Inc.	37,200	2,754
Principal Financial Group, Inc.	34,200	2,008
The Progressive Corp.	96,400	2,335
ProLogis	31,300	1,902
Prudential Financial, Inc.	60,400	5,186
Public Storage, Inc.	15,500	1,511
*Realogy Corp.	27,143	823
Regions Financial Corp.	92,334	3,453
SAFECO Corp.	13,350	835
Simon Property Group, Inc.	28,000	2,836
SLM Corp.	51,758	2,524
Sovereign Bancorp, Inc.	45,525	1,156
The St. Paul Travelers Companies, Inc.	87,331	4,689
State Street Corp.	42,000	2,832
SunTrust Banks, Inc.	44,867	3,789
Synovus Financial Corp.	41,150	1,269
T. Rowe Price Group, Inc.	33,400	1,462
Torchmark Corp.	12,450	794
U.S. Bancorp	222,609	8,056
UnumProvident Corp.	43,406	902
Vornado Realty Trust	16,300	1,980
Wachovia Corp.	241,364	13,746
Washington Mutual, Inc.	119,694	5,445
Wells Fargo & Co.	427,470	15,201
XL Capital, Ltd. — Class A	22,900	1,649
Zions Bancorporation	13,500	1,113

Total		358,871

Health Care (6.6%)
Abbott Laboratories	194,325	9,466
Aetna, Inc.	66,116	2,855
Allergan, Inc.	19,433	2,327
AmerisourceBergen Corp.	24,300	1,093
*Amgen, Inc.	147,723	10,091
Applera Corp. — Applied Biosystems Group	23,167	850
*Barr Pharmaceuticals, Inc.	13,500	677
Bausch & Lomb, Inc.	6,800	354
Baxter International, Inc.	82,900	3,846
Becton, Dickinson & Co.	31,250	2,192
*Biogen Idec, Inc.	42,720	2,101
Biomet, Inc.	31,055	1,282
*Boston Scientific Corp.	149,283	2,565
Bristol-Myers Squibb Co.	249,044	6,555
C. R. Bard, Inc.	13,000	1,079
Cardinal Health, Inc.	51,250	3,302
Caremark Rx, Inc.	54,000	3,084
*Celgene Corp.	47,200	2,715
CIGNA Corp.	12,971	1,707
*Coventry Health Care, Inc.	20,200	1,011
Eli Lilly & Co.	124,666	6,495

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Express Scripts, Inc.	17,100	1,224
*Forest Laboratories, Inc.	40,134	2,031
*Genzyme Corp.	33,300	2,051
*Gilead Sciences, Inc.	58,200	3,779
Health Management Associates, Inc. — Class A	30,500	644
*Hospira, Inc.	19,742	663
*Humana, Inc.	21,000	1,162
IMS Health, Inc.	25,133	691
Johnson & Johnson	367,123	24,236
*King Pharmaceuticals, Inc.	30,766	490
*Laboratory Corp. of America Holdings	15,900	1,168
Manor Care, Inc.	9,400	441
McKesson Corp.	37,493	1,901
*Medco Health Solutions, Inc.	37,162	1,986
*MedImmune, Inc.	30,300	981
Medtronic, Inc.	145,700	7,796
Merck & Co., Inc.	274,900	11,985
*Millipore Corp.	6,800	453
Mylan Laboratories, Inc.	26,800	535
*Patterson Companies, Inc.	17,600	625
PerkinElmer, Inc.	15,600	347
Pfizer, Inc.	912,959	23,645
Quest Diagnostics, Inc.	20,300	1,076
Schering-Plough Corp.	187,750	4,438
*St. Jude Medical, Inc.	44,800	1,638
Stryker Corp.	37,600	2,072
*Tenet Healthcare Corp.	59,650	416
*Thermo Fisher Scientific Inc.	51,700	2,341
UnitedHealth Group, Inc.	170,556	9,164
*Waters Corp.	12,800	627
*Watson Pharmaceuticals, Inc.	13,000	338
*WellPoint, Inc.	78,500	6,177
Wyeth	170,471	8,680
*Zimmer Holdings, Inc.	30,173	2,365

Total		193,813

Industrials (5.9%)
3M Co.	93,224	7,265
*Allied Waste Industries, Inc.	32,150	395
American Power Conversion Corp.	21,450	656
American Standard Companies, Inc.	22,000	1,009
Avery Dennison Corp.	11,950	812
The Boeing Co.	100,118	8,894
Burlington Northern Santa Fe Corp.	45,508	3,359
Caterpillar, Inc.	82,324	5,049
Cintas Corp.	17,267	686
Cooper Industries, Ltd. — Class A	11,500	1,040
CSX Corp.	55,100	1,897
Cummins, Inc.	6,600	780
Danaher Corp.	30,000	2,173
Deere & Co.	29,240	2,780
Dover Corp.	25,833	1,266
Eaton Corp.	18,900	1,420
Emerson Electric Co.	101,550	4,475
Equifax, Inc.	15,800	641
FedEx Corp.	38,840	4,219

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Fluor Corp.	11,100	906
General Dynamics Corp.	51,200	3,807
General Electric Co.	1,305,098	48,562
Goodrich Corp.	15,800	720
Honeywell International, Inc.	103,350	4,676
Illinois Tool Works, Inc.	53,100	2,453
Ingersoll-Rand Co., Ltd. — Class A	38,840	1,520
ITT Corp.	23,400	1,330
L-3 Communications Holdings, Inc.	15,800	1,292
Lockheed Martin Corp.	45,122	4,154
Masco Corp.	49,900	1,491
*Monster Worldwide, Inc.	16,233	757
Norfolk Southern Corp.	50,243	2,527
Northrop Grumman Corp.	43,762	2,963
PACCAR, Inc.	31,390	2,037
Pall Corp.	15,516	536
Parker Hannifin Corp.	14,900	1,146
Pitney Bowes, Inc.	28,127	1,299
R. R. Donnelley & Sons Co.	27,433	975
Raytheon Co.	56,300	2,973
Robert Half International, Inc.	21,260	789
Rockwell Automation, Inc.	21,550	1,316
Rockwell Collins, Inc.	21,150	1,339
Ryder System, Inc.	7,700	393
Southwest Airlines Co.	100,295	1,537
*Terex Corp.	12,900	833
Textron, Inc.	15,850	1,486
Tyco International, Ltd.	251,783	7,654
Union Pacific Corp.	34,140	3,142
United Parcel Service, Inc. — Class B	135,900	10,189
United Technologies Corp.	127,066	7,944
W.W. Grainger, Inc.	9,300	650
Waste Management, Inc.	67,697	2,489

Total		174,701

Information Technology (8.3%)
*ADC Telecommunications, Inc.	14,807	215
Adobe Systems, Inc.	73,850	3,037
*Advanced Micro Devices, Inc.	69,500	1,414
*Affiliated Computer Services, Inc. — Class A	15,000	733
*Agilent Technologies, Inc.	51,788	1,805
*Altera Corp.	45,865	903
Analog Devices, Inc.	43,343	1,425
*Apple Computer, Inc.	107,700	9,137
Applied Materials, Inc.	175,900	3,245
*Autodesk, Inc.	29,332	1,187
Automatic Data Processing, Inc.	69,700	3,433
*Avaya, Inc.	57,512	804
*BMC Software, Inc.	25,940	835
*Broadcom Corp. — Class A	59,350	1,918
CA, Inc.	52,032	1,179
*Ciena Corp.	10,657	295
*Cisco Systems, Inc.	768,867	21,013
*Citrix Systems, Inc.	22,880	619
*Cognizant Technology Solutions Corp. — Class A	18,000	1,389
*Computer Sciences Corp.	21,750	1,161
*Compuware Corp.	44,643	372
*Comverse Technology, Inc.	25,600	540
*Convergys Corp.	17,450	415

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Corning, Inc.	198,100	3,706
*Dell, Inc.	287,567	7,215
*eBay, Inc.	146,500	4,405
*Electronic Arts, Inc.	39,100	1,969
Electronic Data Systems Corp.	65,500	1,805
*EMC Corp.	278,886	3,681
Fidelity National Information Services, Inc.	20,500	822
First Data Corp.	96,947	2,474
*Fiserv, Inc.	21,925	1,149
*Google, Inc. — Class A	27,100	12,479
Hewlett-Packard Co.	346,767	14,283
Intel Corp.	730,043	14,783
International Business Machines Corp.	190,710	18,527
*Intuit, Inc.	44,100	1,345
Jabil Circuit, Inc.	23,433	575
*JDS Uniphase Corp.	26,775	446
*Juniper Networks, Inc.	71,600	1,356
KLA-Tencor Corp.	25,200	1,254
*Lexmark International, Inc. — Class A	12,400	908
Linear Technology Corp.	37,850	1,148
*LSI Logic Corp.	50,700	456
Maxim Integrated Products, Inc.	40,600	1,243
*Micron Technology, Inc.	95,550	1,334
Microsoft Corp.	1,095,352	32,708
Molex, Inc.	17,975	569
Motorola, Inc.	306,119	6,294
National Semiconductor Corp.	36,486	828
*NCR Corp.	22,600	966
*Network Appliance, Inc.	47,300	1,858
*Novell, Inc.	42,900	266
*Novellus Systems, Inc.	15,600	537
*NVIDIA Corp.	45,000	1,665
*Oracle Corp.	506,550	8,682
*Parametric Technology Corp.	14,128	255
Paychex, Inc.	42,840	1,694
*PMC-Sierra, Inc.	26,600	178
*QLogic Corp.	20,000	438
QUALCOMM, Inc.	209,266	7,908
Sabre Holdings Corp. — Class A	16,809	536
*SanDisk Corp.	28,500	1,226
*Sanmina-SCI Corp.	67,500	233
*Solectron Corp.	115,800	373
*Sun Microsystems, Inc.	445,654	2,415
*Symantec Corp.	118,732	2,476
Symbol Technologies, Inc.	32,250	482
Tektronix, Inc.	10,440	305
*Tellabs, Inc.	55,908	574
*Teradyne, Inc.	24,050	360
Texas Instruments, Inc.	187,875	5,411
*Unisys Corp.	43,650	342
*VeriSign, Inc.	31,000	746
The Western Union Co.	97,047	2,176
*Xerox Corp.	122,200	2,071
Xilinx, Inc.	42,600	1,014
*Yahoo!, Inc.	155,000	3,959

Total		243,982

Materials (1.6%)
Air Products & Chemicals, Inc.	27,933	1,963
Alcoa, Inc.	109,743	3,293

Balanced Portfolio

Balanced Portfolio

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Allegheny Technologies, Inc.	12,731	1,154
Ashland, Inc.	7,200	498
Ball Corp.	13,168	574
Bemis Co., Inc.	13,300	452
The Dow Chemical Co.	120,924	4,830
E. I. du Pont de Nemours & Co.	116,445	5,671
Eastman Chemical Co.	10,375	615
Ecolab, Inc.	22,600	1,022
Freeport-McMoRan Copper & Gold, Inc. — Class B	24,919	1,389
*Hercules, Inc.	14,400	278
International Flavors & Fragrances, Inc.	9,875	485
International Paper Co.	57,624	1,965
MeadWestvaco Corp.	22,914	689
Monsanto Co.	68,756	3,612
Newmont Mining Corp.	57,030	2,575
Nucor Corp.	38,268	2,092
*Pactiv Corp.	16,800	600
Phelps Dodge Corp.	25,820	3,091
PPG Industries, Inc.	20,933	1,344
Praxair, Inc.	40,900	2,427
Rohm & Haas Co.	17,934	917
Sealed Air Corp.	10,236	665
Sigma-Aldrich Corp.	8,300	645
Temple-Inland, Inc.	13,500	621
United States Steel Corp.	15,050	1,101
Vulcan Materials Co.	12,000	1,078
Weyerhaeuser Co.	29,920	2,114

Total		47,760

Telecommunication Services (1.9%)
ALLTEL Corp.	47,343	2,863
AT&T, Inc.	486,606	17,397
BellSouth Corp.	230,935	10,879
CenturyTel, Inc.	14,500	633
Citizens Communications Co.	40,800	586
Embarq Corp.	18,903	994
*Qwest Communications International, Inc.	203,620	1,704
Sprint Nextel Corp.	366,560	6,924
Verizon Communications, Inc.	369,638	13,766
Windstream Corp.	60,367	858

Total		56,604

Utilities (1.9%)
*The AES Corp.	84,075	1,853
*Allegheny Energy, Inc.	20,900	960
Ameren Corp.	26,133	1,404
American Electric Power Co., Inc.	50,120	2,134
CenterPoint Energy, Inc.	39,626	657
*CMS Energy Corp.	28,200	471
Consolidated Edison, Inc.	32,525	1,563
Constellation Energy Group	22,800	1,570
Dominion Resources, Inc.	44,825	3,758
DTE Energy Co.	22,550	1,092
Duke Energy Corp.	158,949	5,280
*Dynegy, Inc. — Class A	48,206	349
Edison International	41,280	1,877
Entergy Corp.	26,191	2,418
Exelon Corp.	84,924	5,256
FirstEnergy Corp.	40,374	2,435
FPL Group, Inc.	51,186	2,786
KeySpan Corp.	22,200	914

Common Stocks (54.6%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Nicor, Inc.	5,650	264
NiSource, Inc.	34,584	833
Peoples Energy Corp.	4,900	218
PG&E Corp.	44,175	2,091
Pinnacle West Capital Corp.	12,600	639
PPL Corp.	48,266	1,730
Progress Energy, Inc.	32,179	1,579
Public Service Enterprise Group, Inc.	31,940	2,120
Questar Corp.	10,900	905
Sempra Energy	33,159	1,858
The Southern Co.	94,000	3,465
TECO Energy, Inc.	26,500	457
TXU Corp.	58,130	3,151
Xcel Energy, Inc.	51,470	1,187

Total		57,274

Total Common Stocks (Cost: $802,128)		1,611,661

Money Market Investments (11.9)%

Asset-Backed Securities (CMO’s) (0.1%)
Franklin Auto Trust, 5.36%, 10/22/07	1,714,020	1,714

Total		1,714

Autos (0.6%)
Daimler Chrysler Auto, 5.30%, 1/10/07	15,000,000	14,980
Fcar Owner Trust 1, 5.27%, 1/4/07	4,000,000	3,998

Total		18,978

Federal Government & Agencies (1.0%)
Fannie Mae, 3.125%, 5/4/07	2,700,000	2,682
Fannie Mae, 4.00%, 5/23/07	8,000,000	7,965
Fannie Mae, 4.84%, 6/22/07	2,700,000	2,695
Federal Home Loan, 5.12%, 3/23/07	15,000,000	14,832

Total		28,174

Finance Lessors (1.5%)
(b)Ranger Funding Co. LLC, 5.29%, 1/16/07	30,000,000	29,934
(b)Thunder Bay Funding, Inc., 5.28%, 1/16/07	15,000,000	14,967

Total		44,901

Finance Services (0.7%)
Bryant Park Funding LLC, 5.29%, 1/12/07	15,000,000	14,976
HBOS PLC, 3.125%, 1/12/07 144A	3,200,000	3,199
(b)HBOS Treasury Services PLC, 5.32%, 2/9/07	3,000,000	3,000

Total		21,175

Miscellaneous Business Credit Institutions (1.0%)
(b)Park Avenue Receivables, 5.27%, 1/5/07	15,000,000	14,991
(b)Park Avenue Receivables, 5.27%, 1/8/07	15,000,000	14,985

Total		29,976

Balanced Portfolio

Balanced Portfolio

Money Market Investments (11.9)%	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (0.2%)
(b)Bank of America, 5.309%, 8/1/07	2,400,000	2,400
(b)FleetBoston Financial Corp., 8.625%, 1/15/07	2,500,000	2,502

Total		4,902

Personal Credit Institutions (3.5%)
(b)American Express Credit, 5.26%, 1/11/07	27,500,000	27,460
(b)American General Finance, 5.30%, 1/22/07	15,000,000	14,954
(b)BMW US Capital Corp., 5.29%, 1/2/07	29,620,000	29,616
(b)Rabobank USA, 5.26%, 1/2/07	30,000,000	29,995

Total		102,025

Security Brokers and Dealers (2.1%)
Bear Stearns Co., Inc., 5.25%, 1/16/07	15,000,000	14,967
Bear Stearns Co., Inc., 5.26%, 1/8/07	15,000,000	14,985
Merrill Lynch & Co., 5.505%, 1/26/07	3,000,000	3,000
Morgan Stanley Dean Witter, 5.27%, 1/29/07	15,000,000	14,939
Morgan Stanley Dean Witter, 5.29%, 1/5/07	15,000,000	14,991

Total		62,882

Short Term Business Credit (1.2%)
HSBC Finance Corp., 5.75%, 1/30/07	2,800,000	2,801
HSBC Finance Corp., 7.875%, 3/1/07	3,100,000	3,112
Old Line Funding Corp., 5.27%, 1/17/07	15,000,000	14,965
Old Line Funding Corp., 5.28%, 1/4/07	15,000,000	14,993

Total		35,871

Total Money Market Investments (Cost: $350,579)		350,598

Total Investments (108.9%) (Cost $2,408,407)(a)		3,212,205

Other Assets, Less Liabilities (-8.9%)		(262,573)

Net Assets (100.0%)		2,949,632

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the value of these securities (in thousands) was $52,770, representing 1.79% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $2,413,431 and the net unrealized appreciation of investments based on that cost was $798,774 which is comprised of $881,509 aggregate gross unrealized appreciation and $82,735 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US 5 Year Note (CBT) Commodity (Short)	127	3/07	$(90)
(Total Notional Value at December 31, 2006, $13,434 )
S&P 500 Index Futures (Long)	42	3/07	$(48)
(Total Notional Value at December 31, 2006, $15,046 )
US Ten Year Treasury Note (Short)	53	3/07	$(76)
(Total Notional Value at December 31, 2006, $5,772 )

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(g)	All or portion of the securities have been loaned. See note 6.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Achieve high current income and capital appreciation.	Generate above-average income and capital appreciation by investing in a diversified mix of fixed income securities rated below investment grade.	$277 million

The High Yield Bond Portfolio seeks to achieve high current income and capital appreciation. The Portfolio seeks to achieve this objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called “junk bonds.”

High yield bonds performed well in 2006, with the Citigroup High Yield Cash Pay Index returning 11.71%. By comparison, the Citigroup U.S. Broad Investment-Grade Index — a measure of performance of higher quality bonds — returned 4.33%. The high yield market was helped by good news on the economy, moderating energy prices and inflation, and an apparent end to the Federal Reserve’s long-running campaign for higher interest rates. In addition, default rates on high yield bonds approached record lows. Against that backdrop, investor demand for high yield bonds surged. Lower rated bonds performed best for the year, as bonds rated BB (just one step below investment grade), B, and CCC returned 9.85%, 11.88%, and 19.26%, respectively, as measured by the credit tranches of the High Yield Index. Looking at returns by sector, automotive debt, which is the largest segment of the Index, returned almost 25% in 2006 after underperforming in 2005.

For the year ended December 31, 2006, the Portfolio had a total return of 9.77%, compared with the 11.71% return of the Index. (This Index is unmanaged, cannot be invested in directly, and does not include expenses.) The average return for the Portfolio’s peer group, the Lipper High Current Yield Funds, was 9.96% for the same period.

The Portfolio underperformed its benchmark in 2006 primarily due to its conservative positioning at a time when the lowest rated, riskiest segment of the market performed best. In addition, we essentially carried a structural underweight to Auto/Vehicle Parts, which was the best performing segment of the debt market last year.

Looking at the Portfolio’s credit exposure, we underweighted the lowest quality bonds for a number of reasons. We were concerned about valuations in the market as both the absolute spread and difference in yield between CCC and higher rated bonds within the high yield universe decreased over the course of the year to near historic lows. The lower the spread, the less we were being compensated for taking on additional credit risk. Finally, we saw a subtle but perceptible shift up in credit risk in the marketplace because of the structure and amount of debt issued to finance leveraged buyouts and equity friendly behavior. As a result, the Portfolio was overweight in BB bonds and underweight in CCC in a year when the riskiest bonds continued to outperform. However, one advantage to that positioning was that with the difference in yield between the highest and lowest rated segments of the market at historic lows, we were able to increase the Portfolio’s credit quality with comparatively little give-up in yield.

In terms of sector weightings, we favored asset-rich companies in cable and media and hotels and leisure. These sectors performed well in 2006, but lagged autos, where we were underweight. Automotive bonds are the largest single industry in our Index, and we typically do not concentrate the Portfolio so heavily in any single sector or issuer. That means we essentially carried a structural underweight to automotive debt.

With credit spreads so narrow, high yield bonds began to react to changes in interest rates more like investment grade bonds than they traditionally have in the past. That was because there was no longer a big yield cushion to dampen the effect of higher interest rates. Rates were volatile over the course of the year, ultimately ending slightly higher. That increase in rates detracted modestly from performance.

Looking ahead, we are cautious on the high yield market, because we see an imbalance of risks — yield spreads are at historically low levels, while we have seen a subtle deterioration of credit quality in the marketplace as a result of the amount and structure of debt issued to finance leveraged buyouts and equity-friendly behavior. Subject to changes in the current bond market, moving some of our holdings up in credit quality within the high yield asset class may be prudent.

High Yield Bond Portfolio

High Yield Bond Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	9.77%	9.48%	5.96%
Citigroup High Yield Cash Pay Index	11.71%	10.14%	7.03%
Lehman Brothers High Yield Intermediate Market Index	11.41%	9.76%	6.08%
High Current Yield Funds Lipper Average	9.96%	8.99%	5.51%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees.

The Portfolio invests in lower-quality securities which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owing shares of bond funds.

The Citigroup High Yield Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

The Lehman Brothers High Yield Intermediate Market Index covers the universe of fixed rate, non-investment grade debt, Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures and 144As are also included.

The Lipper Variable Insurance Products (VIP) High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that aim at high (relative) current yields from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

There are greater risks inherent in a fund that primarily invests in high yield bonds.

High Yield Bond Portfolio

High Yield Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,074.70	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.43

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

High Yield Bond Portfolio

High Yield Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.9%)
Bombardier, Inc., 8.00%, 11/15/14 144A	469,000	481
L-3 Communications Corp., 7.625%, 6/15/12	1,870,000	1,935

Total		2,416

Autos/Vehicle Parts (3.9%)
Arvinmeritor, Inc., 8.75%, 3/1/12	389,000	400
Ford Motor Credit Co., 7.375%, 2/1/11	595,000	589
Ford Motor Credit Co., 8.00%, 12/15/16	2,020,000	1,995
Ford Motor Credit Co., 8.625%, 11/1/10	710,000	731
Ford Motor Credit Co., 9.875%, 8/10/11	2,705,000	2,892
General Motors Corp., 8.375%, 7/15/33	780,000	722
The Goodyear Tire & Rubber Co., 8.625%, 12/1/11 144A	604,000	624
Lear Corp., 8.50%, 12/1/13 144A	671,000	651
Lear Corp., 8.75%, 12/1/16 144A	1,342,000	1,297
TRW Automotive, Inc., 9.375%, 2/15/13	410,000	440
Visteon Corp., 8.25%, 8/1/10	445,000	434

Total		10,775

Basic Materials (12.0%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	1,687,000	1,514
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	670,000	580
Arch Western Finance LLC, 6.75%, 7/1/13	1,170,000	1,161
BCP Caylux Holding, 9.625%, 6/15/14	755,000	834
Berry Plastics Holding Corp., 8.875%, 9/15/14 144A	540,000	548
Bowater Canada Finance, 7.95%, 11/15/11	780,000	764
Cascades, Inc., 7.25%, 2/15/13	504,000	503
Crown Americas, Inc., 7.625%, 11/15/13	962,000	991
Crown Americas, Inc., 7.75%, 11/15/15	825,000	856
Equistar Chemicals LP, 8.75%, 2/15/09	1,030,000	1,079
Equistar Chemicals LP, 10.625%, 5/1/11	1,585,000	1,688
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	1,545,000	1,657
Georgia Gulf Corp., 9.50%, 10/15/14 144A	935,000	912
Georgia-Pacific Corp., 7.00%, 1/15/15 144A	1,853,000	1,848

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Georgia-Pacific Corp., 7.125%, 1/15/17 144A	1,179,000	1,176
Georgia-Pacific Corp., 8.125%, 5/15/11	845,000	887
Graphic Packaging International Corp., 9.50%, 8/15/13	881,000	929
Hexion US Finance Corp., 9.75%, 11/15/14 144A	1,955,000	1,982
Huntsman LLC, 11.50%, 7/15/12	745,000	840
Invista, 9.25%, 5/1/12 144A	875,000	938
Lyondell Chemical Co., 8.00%, 9/15/14	1,545,000	1,603
Massey Energy Co., 6.875%, 12/15/13	1,190,000	1,119
Momentive Performance Materials, Inc., 9.75%, 12/1/14 144A	445,000	445
Momentive Performance Materials, Inc., 10.125%, 12/1/14 144A	560,000	563
Mosaic Co., 7.375%, 12/1/14 144A	335,000	344
Mosaic Co., 7.625%, 12/1/16 144A	335,000	347
Norampac, Inc., 6.75%, 6/1/13	625,000	608
Novelis, Inc., 8.25%, 2/15/15 144A	748,000	724
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	1,064,000	1,032
Owens-Brockway Glass Container, Inc., 7.75%, 5/15/11	1,555,000	1,598
Peabody Energy Corp., 7.375%, 11/1/16	935,000	996
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	1,257,000	1,339
Smurfit-Stone Container, 8.375%, 7/1/12	955,000	936

Total		33,341

Builders/Building Materials (2.1%)
Beazer Homes USA, Inc., 6.50%, 11/15/13	557,000	543
Beazer Homes USA, Inc., 6.875%, 7/15/15	223,000	219
K. Hovnanian Enterprises, Inc., 7.75%, 5/15/13	1,400,000	1,396
KB Home, 7.75%, 2/1/10	1,030,000	1,048
Standard Pacific Corp., 6.50%, 8/15/10	1,250,000	1,222
Technical Olympic USA, Inc., 8.25%, 4/1/11 144A	545,000	531
Technical Olympic USA, Inc., 9.00%, 7/1/10	750,000	739

Total		5,698

Capital Goods (2.3%)
Amsted Industries, Inc., 10.25%, 10/15/11 144A	915,000	979

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Capital Goods continued
Case New Holland, Inc., 9.25%, 8/1/11	1,676,000	1,774
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	675,000	702
Terex Corp., 7.375%, 1/15/14	610,000	619
United Rentals North America, Inc., 6.50%, 2/15/12	2,295,000	2,267

Total		6,341

Consumer Products/Retailing (6.4%)
Albertson’s, Inc., 7.50%, 2/15/11	1,325,000	1,377
Delhaize America, Inc., 8.125%, 4/15/11	1,330,000	1,435
Education Management LLC, 10.25%, 6/1/16 144A	1,155,000	1,221
GSC Holdings Corp., 8.00%, 10/1/12	1,105,000	1,155
Jostens IH Corp., 7.625%, 10/1/12	844,000	855
Levi Strauss & Co., 10.122%, 4/1/12	780,000	800
Michaels Stores, Inc., 10.00%, 11/1/14 144A	804,000	836
Oxford Industries, Inc., 8.875%, 6/1/11	1,693,000	1,749
Phillips Van Heusen Corp., 7.25%, 2/15/11	563,000	574
Phillips Van Heusen Corp., 8.125%, 5/1/13	200,000	210
Rent-A-Center, 7.50%, 5/1/10	497,000	498
Rite Aid Corp., 8.125%, 5/1/10	1,505,000	1,537
Sally Holdings LLC, 9.25% 11/15/14 144A	804,000	819
Sally Holdings LLC, 10.50%, 11/15/16 144A	896,000	914
Simmons Bedding Co., 7.875%, 1/15/14	1,115,000	1,129
SUPERVALU, Inc., 7.50%, 11/15/14	1,120,000	1,168
United Auto Group, Inc., 7.75%, 12/15/16 144A	670,000	673
Warnaco, Inc., 8.875%, 6/15/13	755,000	802

Total		17,752

Energy (10.9%)
AmeriGas Partners LP, 7.25%, 5/20/15	840,000	851
Basic Energy Services, Inc., 7.125%, 4/15/16	610,000	601
Chesapeake Energy Corp., 6.375%, 6/15/15	823,000	815
Chesapeake Energy Corp., 6.625%, 1/15/06	1,405,000	1,396
Chesapeake Energy Corp., 7.50%, 9/15/13	620,000	646
Chesapeake Energy Corp., 7.625%, 7/15/13	655,000	690
Colorado Interstate Gas, 6.80%, 11/15/15	1,675,000	1,741
Complete Production Services, Inc., 8.00%, 12/15/16 144A	803,000	823

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Denbury Resources, Inc., 7.50%, 12/15/15	410,000	418
El Paso Performance-Link Trust, 7.75%, 7/15/11 144A	1,290,000	1,364
El Paso Production Holding, 7.75%, 6/1/13	1,328,000	1,389
Hanover Compressor Co., 7.50%, 4/15/13	152,000	154
Hanover Compressor Co., 9.00%, 6/1/14	665,000	718
Kinder Morgan, Inc., 5.35%, 1/5/11	875,000	853
Kinder Morgan, Inc., 5.70%, 1/5/16	1,345,000	1,234
Newfield Exploration Co., 6.625%, 9/1/14	190,000	190
Newfield Exploration Co., 6.625%, 4/15/16	895,000	891
OPTI Canada, Inc., 8.25%, 12/15/14 144A	1,010,000	1,038
Petrohawk Energy Corp., 9.125%, 7/15/13	1,536,000	1,612
Pioneer Natural Resource Co., 5.875%, 7/15/16	610,000	563
Pogo Producing Co., 7.875%, 5/1/13	726,000	737
Range Resources Corp., 6.375%, 3/15/15	1,119,000	1,091
Range Resources Corp., 7.50%, 5/15/16	235,000	241
Regency Energy Partners LP/Regency Energy Finance Corp., 8.375%, 12/15/13 144A	670,000	672
Sesi LLC, 6.875%, 6/1/14	1,145,000	1,139
Sonat, Inc., 7.625%, 7/15/11	995,000	1,055
Tesoro Corp., 6.625%, 11/1/15	1,225,000	1,216
Whiting Petroleum Corp., 7.25%, 5/1/13	1,254,000	1,257
Williams Companies, Inc., 6.375%, 10/1/10 144A	4,095,000	4,120
Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/1/17 144A	538,000	549

Total		30,064

Financials (3.6%)
Crum & Forster Holding Corp., 10.375%, 6/15/13	555,000	601
E*Trade Financial Corp., 7.875%, 12/1/15	1,210,000	1,286
General Motors Acceptance Corp. LLC, 6.875%, 9/15/11	3,180,000	3,261
General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	1,480,000	1,549
LaBranche & Co., Inc., 9.50%, 5/15/09	375,000	394
LaBranche & Co., Inc., 11.00%, 5/15/12	561,000	604
Residential Capital LLC, 7.204%, 4/17/09 144A	1,301,000	1,308

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Financials continued
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	825,000	858

Total		9,861

Foods (2.8%)
B&G Foods, Inc., 8.00%, 10/1/11	939,000	948
Constellation Brands, Inc., 7.25%, 9/1/16	885,000	909
Dole Foods Co., 8.625%, 5/1/09	840,000	835
Gold Kist, Inc., 10.25%, 3/15/14	604,000	696
Land O Lakes, Inc., 9.00%, 12/15/10	643,000	682
Reynolds America, Inc., 7.25%, 6/1/13	1,660,000	1,727
Reynolds America, Inc., 7.625%, 6/1/16	1,090,000	1,155
Smithfield Foods, Inc., 7.75%, 5/15/13	755,000	781

Total		7,733

Gaming/Leisure/Lodging (9.4%)
AMC Entertainment, Inc., 9.50%, 2/1/11	415,000	417
AMC Entertainment, Inc., 11.00%, 2/1/16	728,000	817
American Casino & Entertainment, 7.85%, 2/1/12	780,000	797
Boyd Gaming Corp., 7.75%, 12/15/12	1,355,000	1,401
Buffalo Thunder Development Authority, 9.375%, 12/15/14 144A	335,000	340
Corrections Corp. of America, 6.25%, 3/15/13	1,398,000	1,386
Felcor Lodging LP, 8.50%, 6/1/11	1,117,000	1,190
Hertz Corp., 8.875%, 1/1/14 144A	1,295,000	1,357
Host Hotels & Resorts LP, 6.875%, 11/1/14 144A	313,000	317
Host Marriott LP, 7.125%, 11/1/13	2,865,000	2,928
Mandalay Resort Group, 9.375%, 2/15/10	660,000	706
MGM Mirage, Inc., 6.375%, 12/15/11	1,135,000	1,129
MGM Mirage, Inc., 6.75%, 9/1/12	755,000	744
MGM Mirage, Inc., 8.375%, 2/1/11	1,130,000	1,172
MGM Mirage, Inc., 8.50%, 9/15/10	1,210,000	1,295
Park Place Entertainment Corp., 8.125%, 5/15/11	1,325,000	1,386
Pokagon Gaming Authority, 10.375%, 6/15/14 144A	384,000	420
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	875,000	891
Starwood Hotels & Resorts, 7.875%, 5/1/12	735,000	776
Station Casinos, Inc., 6.00%, 4/1/12	410,000	389
Station Casinos, Inc., 6.625%, 3/15/18	615,000	527
Station Casinos, Inc., 6.875%, 3/1/16	685,000	615
Universal City Development Corp., 11.75%, 4/1/10	907,000	972

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Universal City Florida, 8.375%, 5/1/10	400,000	410
Wimar OpCo LLC, 9.625%, 12/15/14 144A	1,685,000	1,668
Wynn Las Vegas LLC, 6.625%, 12/1/14	2,050,000	2,037

Total		26,087

Health Care/Pharmaceuticals (6.0%)
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	410,000	417
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	410,000	429
HCA Inc., 8.75%, 9/1/10	440,000	459
HCA, Inc., 9.125%, 11/15/14 144A	782,000	836
HCA, Inc., 9.25%, 11/15/16 144A	3,164,000	3,388
(c)HCA, Inc., 9.625%, 11/15/16 144A	1,173,000	1,260
Iasis Healthcare Corp., 8.75%, 6/15/14	1,112,000	1,126
OMEGA Healthcare Investors, Inc., 7.00%, 4/1/14	750,000	756
OMEGA Healthcare Investors, Inc., 7.00%, 1/15/16	285,000	286
Omnicare Inc., 6.75%, 12/15/13	825,000	815
Senior Housing Properties Trust, 8.625%, 1/15/12	610,000	662
Service Corp. International, 6.75%, 4/1/16	825,000	821
Service Corp. International, 7.375%, 10/1/14	175,000	183
Tenet Healthcare Corp., 6.375%, 12/1/11	1,170,000	1,071
US Oncology, Inc., 9.00%, 8/15/12	940,000	992
Vanguard Health Holding II, 9.00%, 10/1/14	1,175,000	1,189
Ventas Realty LP, 6.50%, 6/1/16	340,000	349
Ventas Realty LP, 6.75%, 6/1/10	605,000	623
Ventas Realty LP, 9.00%, 5/1/12	750,000	848

Total		16,510

Media (11.2%)
Charter Communication Holdings LLC, 10.25%, 9/15/10	1,740,000	1,816
Charter Communications Holdings LLC, 11.00%, 10/1/15	810,000	831
Clear Channel Communications, Inc., 6.25%, 3/15/11	885,000	860
CSC Holdings, Inc., 7.625%, 4/1/11	2,055,000	2,094
CSC Holdings, Inc., 7.875%, 2/15/18	845,000	843
CSC Holdings, Inc., 8.125%, 7/15/09	780,000	808
CSC Holdings, Inc., 8.125%, 8/15/09	408,000	423
The DIRECTV Group, Inc., 6.375%, 6/15/15	440,000	422
Echostar DBS Corp., 6.375%, 10/1/11	2,250,000	2,236
Echostar DBS Corp., 7.00%, 10/1/13	670,000	669

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Media continued
EchoStar DBS Corp., 7.125%, 2/1/16	430,000	430
Idearc, Inc., 8.00%, 11/15/16 144A	3,520,000	3,573
Intelsat Bermuda, Ltd., 8.50%, 1/15/13	934,000	948
Intelsat Bermuda, Ltd., 11.25%, 6/15/16 144A	658,000	722
Intelsat Bermuda, Ltd., 11.354%, 6/15/13 144A	878,000	922
Kabel Deutschland GMBH, 10.625%, 7/1/14	845,000	937
Lamar Media Corp., 6.625%, 8/15/15	1,105,000	1,095
LIN Television Corp., 6.50%, 5/15/13	1,170,000	1,114
Mediacom Broadband LLC, 8.50%, 10/15/15	785,000	795
Mediacom Broadband LLC, 8.50%, 10/15/15 144A	400,000	405
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	390,000	388
Primedia, Inc., 8.00%, 5/15/13	400,000	387
Quebecor World, Inc., 9.75%, 1/15/15 144A	900,000	906
R.H. Donnelley Corp., 6.875%, 1/15/13	3,850,000	3,691
R.H. Donnelley Corp., 8.875%, 1/15/16	695,000	730
Rogers Cable, Inc., 6.25%, 6/15/13	681,000	686
Rogers Cable, Inc., 7.875%, 5/1/12	755,000	816
Sinclair Broadcast Group, 8.00%, 3/15/12	1,205,000	1,244
Videotron Ltee, 6.375%, 12/15/15	340,000	332

Total		31,123

Real Estate (1.3%)
American Real Estate Partners LP, 7.125%, 2/15/13	390,000	392
The Rouse Co., 7.20%, 9/15/12	1,175,000	1,203
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	1,035,000	1,039
Trustreet Properties, Inc., 7.50%, 4/1/15	805,000	869

Total		3,503

Services (2.6%)
Allied Waste North America, 6.375%, 4/15/11	1,655,000	1,634
Allied Waste North America, 6.50%, 11/15/10	980,000	982
Allied Waste North America, 7.25%, 3/15/15	1,411,000	1,413
Ashtead Capital, Inc., 9.00%, 8/15/16 144A	540,000	578
Rental Service Corp., 9.50%, 12/1/14 144A	837,000	864
WCA Waste Corp., 9.25%, 6/15/14	880,000	920
West Corp., 9.50%, 10/15/14 144A	803,000	803

Total		7,194

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Structured Product (2.3%)
Dow Jones Credit Derivative High Yield, 7.375%, 6/29/11 144A	3,500,000	3,590
Dow Jones Credit Derivative High Yield, 8.25%, 12/29/10	2,670,000	2,760

Total		6,350

Technology (4.4%)
Flextronics International, Ltd., 6.50%, 5/15/13	1,130,000	1,116
Freescale Semiconductor, Inc., 8.875%, 12/15/14 144A	1,341,000	1,336
(c)Freescale Semiconductor, Inc., 9.125%, 12/15/14 144A	1,342,000	1,334
Freescale Semiconductor, Inc., 10.125%, 12/15/16 144A	335,000	335
Nortel Networks, Ltd., 10.75%, 7/15/16 144A	440,000	481
NXP BV/NXP Funding LLC, 7.875%, 10/15/14 144A	1,115,000	1,153
NXP BV/NXP Funding LLC, 9.50%, 10/15/15 144A	505,000	518
Sanmina Corp., 8.125%, 3/1/16	510,000	493
Stats Chippac, Inc., 6.75%, 11/15/11	662,000	649
Sungard Data Systems, Inc., 9.125%, 8/15/13	1,315,000	1,380
Travelport, Inc., 9.875%, 9/1/14 144A	110,000	111
Travelport, Inc., 11.875, 9/1/16 144A	885,000	907
Xerox Corp., 7.20%, 4/1/16	751,000	803
Xerox Corp., 7.625%, 6/15/13	1,415,000	1,485

Total		12,101

Telecommunications (5.6%)
American Tower Corp., 7.125%, 10/15/12	1,260,000	1,295
Citizens Communications, 9.25%, 5/15/11	2,955,000	3,269
Nextel Communications, Inc., 6.875%,	1,105,000	1,116
Qwest Capital Funding, Inc., 7.90%, 8/15/10	870,000	906
Qwest Communications International, Inc., 7.50%, 11/1/08	375,000	381
Qwest Corp., 7.50%, 10/1/14	221,000	234
Qwest Corp., 7.875%, 9/1/11	3,156,000	3,361
Rogers Wireless, Inc., 6.375%, 3/1/14	620,000	628
Rogers Wireless, Inc., 7.25%, 12/15/12	501,000	531
Rogers Wireless, Inc., 8.00%, 12/15/12	1,220,000	1,302
Windstream Corp., 8.125%, 8/1/13 144A	1,150,000	1,245
Windstream Corp., 8.625%, 8/1/16 144A	1,095,000	1,199

Total		15,467

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Transportation-Rail & Other (2.0%)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12	933,000	996
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 12.50%, 6/15/12	750,000	810
Kansas City Southern de Mexico SA de CV, 7.625%, 12/1/13 144A	470,000	470
OMI Corp., 7.625%, 12/1/13	1,173,000	1,199
Ship Finance International, Ltd., 8.50%, 12/15/13	545,000	544
Stena AB, 7.50%, 11/1/13	1,615,000	1,596

Total		5,615

Utilities (5.8%)
The AES Corp., 8.75%, 5/15/13 144A	1,750,000	1,875
The AES Corp., 9.375%, 9/15/10	860,000	934
Aquila, Inc., 9.95%, 2/1/11	78,000	85
CMS Energy Corp., 7.75%, 8/1/10	1,170,000	1,234
Dynegy Holdings, Inc., 8.375%, 5/1/16	910,000	956
Edison Mission Energy, 7.73%, 6/15/09	2,605,000	2,696
Midwest Generation LLC, 8.75%, 5/1/34	935,000	1,014
Nevada Power Co., 8.25%, 6/1/11	885,000	967
NRG Energy, Inc., 7.25%, 2/1/14	1,810,000	1,824
NRG Energy, Inc., 7.375%, 2/1/16	430,000	432
NRG Energy, Inc., 7.375%, 1/15/17	2,606,000	2,613
PSEG Energy Holdings LLC, 8.50%, 6/15/11	291,000	313
Sierra Pacific Resources, 8.625%, 3/15/14	392,000	421
Teco Energy, Inc., 6.75%, 5/1/15	565,000	590

Total		15,954

Total Bonds (Cost: $258,922)		263,885

Common Stocks and Warrants (0.0%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging (0.0%)
*Shreveport Gaming Holdings, Inc.	4,168	55

Total Common Stocks and Warrants (Cost: $76)		55

Money Market Investments (3.1%)

Finance Services (1.3%)
Bryant Park Funding LLC, 5.31%, 1/16/07	3,700,000	3,692

Total		3,692

Short Term Business Credit (1.8%)
Sheffield Receivables, 5.32%, 1/3/07	5,000,000	4,998

Total		4,998

Total Money Market Investments (Cost: $8,690)		8,690

Total Investments (98.6%) (Cost $267,688)(a)		272,630

Other Assets, Less Liabilities (1.4%)		4,009

Net Assets (100.0%)		276,639

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the value of these securities (in thousands) was $65,194, representing 23.57% of the net assets.

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $267,720 and the net unrealized appreciation of investments based on that cost was $4,910 which is comprised of $6,225 aggregate gross unrealized appreciation and $1,315 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in high quality corporate bonds, U.S. government bonds and government agency securities.	$924 million

The Select Bond Portfolio seeks to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital. The Portfolio seeks to achieve these objectives by investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency, or if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to seek to take advantage of changes in interest rates, credit quality and maturity based on management’s outlook for the economy, the financial markets and other factors. This will increase Portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

As measured by the Citigroup U.S. Broad Investment Grade “BIG” Bond Index, bonds enjoyed a seventh consecutive year of positive returns in 2006, when economic growth, energy prices, and inflation all moderated. However, interest rates edged up, limiting bond returns. For the year, the BIG Index (a broad-based bond index) rose 4.33%. In June, the Federal Reserve paused its long-running campaign for higher rates in June. Those rate hikes pushed yields at the short end of the yield curve (a graphic representation of yields at different bond maturities) above those on longer-term notes and bonds. As of December 31, 2006, the yield on the three-month Treasury bill was 5.01%. By comparison, the yields on two-, 10-, and 30-year Treasury securities were 4.82%, 4.71%, and 4.81% respectively. Based on Citigroup High Yield Cash Pay Index, riskier, lower rated bonds performed best, with high yield securities outperforming investment-grade bonds. This is also true when looking at returns of the broad sectors of the taxable bond market, where corporate and mortgage-backed securities, or “MBS,” had very similar returns and outperformed Treasuries.

In that environment, the Select Bond Portfolio had a total return of 3.74% for the year ended December 31, 2006, underperforming the Citigroup BIG Index, which returned 4.33% for the year. (This Index is unmanaged, cannot be invested in directly and does not include expenses.) The average return for the Portfolio’s peer group, the Lipper Corporate Debt Funds A Rated, was 4.22% for the same period.

For all of 2006, the Portfolio’s lower duration (price sensitivity to interest rate changes) helped performance relative to its benchmark as interest rates rose modestly. Our overweight position in MBS and corporate bonds also helped relative results.

In terms of rate sensitivity, we kept the Portfolio’s duration slightly short relative to its benchmark throughout the year. That positioning helped because rates were volatile, and ultimately finished the year a little higher. In addition, we thought it made sense to favor shorter-term securities because of the shape of the yield curve — there was little difference in yield between short- and longer-term bonds. As a result, we were able to reduce the Portfolio’s interest rate risk while giving up little additional yield.

In terms of sector allocation, we held a sizable overweight position in MBS and a modest overweight in corporates relative to the Index. We prefer MBS’ combination of high credit quality and attractive yields. Mortgage-backed and corporate bonds had very similar returns in 2006, both finishing ahead of Treasury bonds. This resulted in a positive effect on the Portfolio’s absolute and relative return.

Within corporates, we added a small slice of bonds rated below investment grade during 2006. We felt these securities had attractive risk and return characteristics given we believed the economic environment was benign. Lower rated bonds also generally performed better during the year, so having this below investment grade piece helped. However, relative to our Lipper peer group, the overall credit quality of the Portfolio was higher and corporate exposure lower. As a result, that positioning detracted slightly from performance when compared with the competition in a period when riskier assets generally outperformed.

At year end, 52% of the Select Bond Portfolio’s net assets were in mortgage- and asset-backed securities, 16% in Treasury and agency securities, and 29% in corporate bonds. The remainder was in cash-equivalent investments.

Looking ahead, we are generally constructive on the economy, and think the risk of recession priced into the Treasury market is overdone. As a result, we are likely to keep duration relatively short in the event interest rates back up from current levels. Modest, positive growth also argues for a fairly benign credit market. As a result, we will continue to look for opportunities to add select corporate securities that we believe have attractive risk/reward characteristics and credit fundamentals. In terms of sector weightings, we are likely to continue to favor mortgage-backed securities because of their attractive yield and credit profile.

Select Bond Portfolio

Select Bond Portfolio

Average Annual Total Return For Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Select Bond Portfolio	3.74%	5.60%	6.36%
Citigroup U.S. Broad Investment Grade Index	4.33%	5.10%	6.26%
Corporate Debt Funds A Rated Funds Lipper Average	4.22%	4.87%	5.76%

This chart assumes an initial investment of $10,000 made on 12/31/96. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owing individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Citigroup U.S. Broad Investment Grade Bond Index. It is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

The Portfolio changed its benchmark index from the Merrill Lynch U.S. Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2005 because the Citigroup index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Portfolio to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that invest primarily in corporate debt issues rated “A” or better or government issues. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds. Consistent with the Portfolio’s stated parameters, no more than 10% of the portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio

Select Bond Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,048.00	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.53

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Select Bond Portfolio

Select Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (1.8%)
BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	1,850,000	1,800
Boeing Capital Corp., 4.75%, 8/25/08	3,067,000	3,044
General Dynamics Corp., 3.00%, 5/15/08	3,660,000	3,544
General Dynamics Corp., 4.25%, 5/15/13	600,000	567
L-3 Communications Corp., 6.375%, 10/15/15	1,930,000	1,911
Lockheed Martin Corp., 6.15%, 9/1/36	735,000	772
Lockheed Martin Corp., 7.65%, 5/1/16	875,000	1,010
Raytheon Co., 5.50%, 11/15/12	3,680,000	3,702

Total		16,350

Auto Manufacturing (0.2%)
DaimlerChrysler NA Holdings Corp., 5.75%, 5/18/09	1,940,000	1,943

Total		1,943

Banking (3.7%)
Bank of America Corp., 5.42%, 3/15/17 144A	1,900,000	1,872
Bank of America Corp., 5.625%, 10/14/16	2,045,000	2,082
Bank of New York Co., Inc., 4.95%, 1/14/11	1,050,000	1,040
Bank One Corp., 5.25%, 1/30/13	2,835,000	2,810
Barclays Bank PLC, 5.926%, 12/15/16 144A	890,000	901
BB&T Corp., 4.90%, 6/30/17	650,000	615
Citigroup, Inc., 5.85%, 8/2/16	2,700,000	2,792
Deutsche Bank Capital Funding Trust, 5.628%, 1/19/16 144A	480,000	472
Fifth Third Bancorp, 5.45%, 1/15/17	1,905,000	1,883
JPMorgan Chase Bank NA, 5.875%, 6/13/16	2,705,000	2,778
M&I Marshall & Ilsley Bank, 5.30%, 9/8/11	1,770,000	1,771
Mellon Bank NA, 5.45%, 4/1/16	1,190,000	1,186
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	2,449,000	2,414
National City Bank, 5.25%, 12/15/16 144A	445,000	436
Northern Trust Corp., 5.30%, 8/29/11	580,000	582
State Street Bank and Trust Co., 5.30%, 1/15/16	1,385,000	1,371
UnionBanCal Corp., 5.25%, 12/16/13	565,000	555
US Bank NA, 4.80%, 4/15/15	1,155,000	1,106
Wachovia Corp., 5.35%, 3/15/11	2,215,000	2,221

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Wachovia Corp., 5.625%, 10/15/16	1,225,000	1,236
Washington Mutual Bank, 5.95%, 5/20/13	770,000	783
Wells Fargo Bank NA, 5.75%, 5/16/16	2,310,000	2,366
Zions Bancorporation, 5.50%, 11/16/15	1,520,000	1,495

Total		34,767

Beverage/Bottling (1.1%)
Anheuser-Busch Companies, Inc., 4.375%, 1/15/13	415,000	393
Anheuser-Busch Companies, Inc., 5.75%, 4/1/36	400,000	384
Anheuser-Busch Companies, Inc., 9.00%, 12/1/09	3,025,000	3,321
Bottling Group LLC, 5.50%, 4/1/16	815,000	812
Constellation Brands, Inc., 7.25%, 9/1/16	1,180,000	1,212
Diageo Capital PLC, 4.375%, 5/3/10	420,000	409
PepsiAmericas, Inc., 4.875%, 1/15/15	1,710,000	1,637
SABMiller PLC, 6.20%, 7/1/11 144A	1,965,000	2,011

Total		10,179

Building Products (0.1%)
CRH America, Inc., 6.00%, 9/30/16	575,000	580

Total		580

Cable/Media/Broadcasting/Satellite (1.4%)
Clear Channel Communications, Inc., 5.50%, 9/15/14	150,000	127
Clear Channel Communications, Inc., 6.25%, 3/15/11	1,430,000	1,390
Comcast Corp., 6.45%, 3/15/37	775,000	775
Comcast Corp., 6.50%, 1/15/17	1,150,000	1,200
Historic TW, Inc., 6.625%, 5/15/29	155,000	157
News America, Inc., 6.40%, 12/15/35	1,010,000	1,003
Rogers Cable, Inc., 5.50%, 3/15/14	1,540,000	1,473
TCI Communications, Inc., 8.75%, 8/1/15	735,000	869
Time Warner Companies, Inc., 7.25%, 10/15/17	285,000	311
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	3,110,000	3,198
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	165,000	199
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,500,000	1,724
Viacom, Inc., 6.25%, 4/30/16	160,000	159

Total		12,585

Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Conglomerate/Diversified Manufacturing (0.1%)
Honeywell International, Inc., 5.40%, 3/15/16	370,000	370
United Technologies Corp., 6.35%, 3/1/11	770,000	801

Total		1,171

Consumer Products (0.7%)
The Clorox Co., 4.20%, 1/15/10	1,750,000	1,698
Fortune Brands, Inc., 5.375%, 1/15/16	1,380,000	1,309
The Gillette Co., 2.50%, 6/1/08	3,300,000	3,172

Total		6,179

Electric Utilities (4.8%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	607
Carolina Power & Light, Inc., 6.50%, 7/15/12	255,000	267
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	200,000	201
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	210,000	233
Consolidated Edison Co. of New York, 5.375%, 12/15/15	385,000	382
Consolidated Edison Co. of New York, 5.50%, 9/15/16	430,000	429
Consumer Energy Co., 4.80%, 2/17/09	3,675,000	3,627
DTE Energy Co., 6.375%, 4/15/33	325,000	334
DTE Energy Co., 7.05%, 6/1/11	4,470,000	4,736
Duke Energy Corp., 6.45%, 10/15/32	1,225,000	1,311
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	1,150,000	1,078
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	641
Florida Power & Light Co., 5.625%, 4/1/34	775,000	762
Florida Power Co., 4.50%, 6/1/10	2,115,000	2,056
FPL Group Capital, Inc., 5.551%, 2/16/08	2,815,000	2,819
Indiana Michigan Power, 5.05%, 11/15/14	1,560,000	1,491
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	763,101	736
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	975,000	944
MidAmerican Energy Holdings Co., 6.125%, 4/1/36	195,000	197
Monongahela Power Co., 5.70%, 3/15/17 144A	615,000	615
Nevada Power Co., 5.875%, 1/15/15	1,200,000	1,194
Nevada Power Co., 6.50%, 5/15/18	1,155,000	1,197
Northern States Power Co., 5.25%, 10/1/18	190,000	184
Oncor Electric Delivery Co., 6.375%, 1/15/15	750,000	773
Oncor Electric Delivery Co., 7.00%, 9/1/22	645,000	694

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Pacific Gas & Electric Co., 6.05%, 3/1/34	795,000	802
PacifiCorp, 5.45%, 9/15/13	3,000,000	2,998
PPL Electric Utilities Corp., 4.30%, 6/1/13	1,800,000	1,686
PPL Electric Utilities Corp., 5.875%, 8/15/07	485,000	486
PPL Electric Utilities Corp., 6.25%, 8/15/09	145,000	149
PPL Energy Supply LLC, 6.00%, 12/15/36	310,000	299
Progress Energy, Inc., 6.85%, 4/15/12	710,000	755
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	979
Public Service Electric & Gas Co., 5.70%, 12/1/36	1,160,000	1,130
Puget Sound Energy, Inc., 3.363%, 6/1/08	1,380,000	1,342
Puget Sound Energy, Inc., 6.274%, 3/15/37	765,000	776
Southern California Edison Co., 5.00%, 1/15/16	1,495,000	1,443
Southern California Edison Co., 5.55%, 1/15/37	230,000	220
Tampa Electric Co., 6.55%, 5/15/36	385,000	408
Toledo Edison Co., 6.15%, 5/15/37	1,925,000	1,895
Virginia Electric & Power Co., 6.00%, 1/15/36	1,600,000	1,592
Xcel Energy, Inc., 6.50%, 7/1/36	590,000	623

Total		45,091

Food Processors (0.7%)
Kellogg Co., 6.60%, 4/1/11	3,610,000	3,786
Kraft Foods, Inc., 5.25%, 10/1/13	385,000	380
Kraft Foods, Inc., 6.25%, 6/1/12	2,020,000	2,098

Total		6,264

Gaming/Lodging/Leisure (0.2%)
Harrah’s Operating Co., Inc., 5.75%, 10/1/17	420,000	352
Royal Caribbean Cruises, Ltd., 7.00%, 6/15/13	1,180,000	1,201

Total		1,553

Gas Pipelines (0.5%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	1,340,000	1,288
Kinder Morgan Energy Partners LP, 7.30%, 8/15/33	1,285,000	1,394
Kinder Morgan Finance, 5.35%, 1/5/11	1,765,000	1,721

Total		4,403

Independent Finance (0.7%)
GMAC LLC, 6.00%, 12/15/11	1,545,000	1,538
HSBC Finance Corp., 4.125%, 11/16/09	2,330,000	2,266

Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Independent Finance continued
International Lease Finance Corp., 4.75%, 1/13/12	1,485,000	1,444
iStar Financial, Inc., 5.15%, 3/1/12	1,405,000	1,366

Total		6,614

Industrials — Other (0.2%)
KB HOME, 7.75%, 2/1/10	1,160,000	1,180
Meritage Homes Corp., 6.25%, 3/15/15	1,160,000	1,102

Total		2,282

Information/Data Technology (0.2%)
Cisco Systems, Inc., 5.50%, 2/22/16	200,000	200
Seagate Technology HDD Holdings, 6.80%, 10/1/16	1,275,000	1,281
Siemens AG, 5.75%, 10/17/16 144A	495,000	502

Total		1,983

Machinery (0.1%)
John Deere Capital Corp., 4.50%, 8/25/08	825,000	814

Total		814

Mortgage Banking (0.4%)
Countrywide Financial Corp., 6.25%, 5/15/16	560,000	571
Residential Capital Corp., 6.00%, 2/22/11	1,715,000	1,712
Residential Capital Corp., 6.50%, 4/17/13	1,500,000	1,520

Total		3,803

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.40%, 7/15/14	590,000	572

Total		572

Oil & Gas Field Machines and Services (0.1%)
Weatherford International, Ltd., 6.50%, 8/1/36	475,000	477

Total		477

Oil and Gas (1.9%)
Anadarko Finance Co., 7.50%, 5/1/31	785,000	891
Anadarko Petroleum Corp., 5.95%, 9/15/16	685,000	686
Anadarko Petroleum Corp., 6.45%, 9/15/36	135,000	136
Conoco Funding Co., 6.35%, 10/15/11	3,105,000	3,247
ConocoPhilips, 5.625% 10/15/16	380,000	382
Encana Holdings Finance Corp., 5.80%, 5/1/14	760,000	765
Hess Corp., 7.125%, 3/15/33	195,000	213
Nexen, Inc., 5.875%, 3/10/35	1,325,000	1,240
Occidental Petroleum, 4.00%, 11/30/07	1,500,000	1,484

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Occidental Petroleum, 10.125%, 9/15/09	1,000,000	1,118
Pemex Project Funding Master Trust, 5.75%, 12/15/15	2,545,000	2,527
Petro-Canada, 5.95%, 5/15/35	690,000	654
Pioneer Natural Resource, 6.875%, 5/1/18	1,340,000	1,296
Suncoc, Inc., 5.75%, 1/15/17	325,000	318
Talisman Energy, Inc., 5.85%, 2/1/37	1,590,000	1,451
Tesoro Corp., 6.25%, 11/1/12	1,590,000	1,582
XTO Energy, Inc., 5.30%, 6/30/15	195,000	189

Total		18,179

Other Finance (0.3%)
SLM Corp., 5.45%, 4/25/11	3,020,000	3,032

Total		3,032

Other Services (0.1%)
Waste Management, Inc., 5.00%, 3/15/14	540,000	519

Total		519

Paper and Forest Products (0.2%)
Weyerhaeuser Co., 7.375%, 3/15/32	1,590,000	1,660

Total		1,660

Pharmaceuticals (0.3%)
Abbott Laboratories, 3.75%, 3/15/11	2,480,000	2,342

Total		2,342

Property and Casualty Insurance (0.5%)
Berkley (WR) Corp., 9.875%, 5/15/08	2,860,000	3,022
Berkshire Hathaway Finance, 3.40%, 7/2/07	1,500,000	1,487

Total		4,509

Railroads (1.0%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	3,000,000	3,047
Union Pacific Corp., 3.875%, 2/15/09	3,000,000	2,911
Union Pacific Corp., 7.375%, 9/15/09	3,000,000	3,158

Total		9,116

Real Estate Investment Trusts (1.7%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10	575,000	571
AvalonBay Communities, Inc., 5.50%, 1/15/12	360,000	362
Colonial Realty LP, 6.05%, 9/1/16	255,000	258
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,000,000	990
Duke Realty LP, 5.95%, 2/15/17	615,000	624
ERP Operating LP, 5.25%, 9/15/14	1,325,000	1,310
First Industrial LP, 5.25%, 6/15/09	1,275,000	1,265
HRPT Properties Trust, 5.75%, 11/1/15	800,000	799

Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
ProLogis, 5.50%, 3/1/13	1,380,000	1,376
ProLogis, 5.75%, 4/1/16	865,000	870
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/1/13 144A	2,700,000	2,712
Simon Property Group LP, 5.375%, 6/1/11	2,370,000	2,370
Simon Property Group LP, 5.60%, 9/1/11	590,000	595
Simon Property Group LP, 6.10%, 5/1/16	1,155,000	1,197

Total		15,299

Retail Food and Drug (0.5%)
CVS Corp., 4.875%, 9/15/14	2,420,000	2,313
Delhaize America, Inc., 8.125%, 4/15/11	1,965,000	2,120

Total		4,433

Retail Stores (1.5%)
Federated Department Stores, 6.30%, 4/1/09	3,790,000	3,853
Federated Retail Holdings, 5.90%, 12/1/16	385,000	384
The Home Depot, Inc., 5.40%, 3/1/16	945,000	924
The Home Depot, Inc., 5.875%, 12/16/36	3,860,000	3,788
J.C. Penney Co., Inc., 6.875%, 10/15/15	490,000	512
May Department Stores Co., 6.65%, 7/15/24	195,000	193
Target Corp., 5.40%, 10/1/08	4,555,000	4,576

Total		14,230

Security Brokers and Dealers (1.1%)
Credit Suisse First Boston USA, Inc., 5.50%, 8/16/11	975,000	986
Credit Suisse First Boston USA, Inc., 6.125%, 11/15/11	1,470,000	1,522
Goldman Sachs Group, Inc., 5.15%, 1/15/14	2,420,000	2,384
Lehman Brothers Holdings, Inc., 5.75%, 1/3/17	1,300,000	1,317
Lehman Brothers Holdings, Inc., 5.875%, 11/15/17	400,000	409
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	990,000	964
Morgan Stanley, 5.375%, 10/15/15	1,735,000	1,719
Morgan Stanley, 6.25%, 8/9/26	795,000	831

Total		10,132

Telecommunications (2.0%)
AT&T Corp., 9.05%, 11/15/11	1,500,000	1,624
(e)AT&T Corp., 9.75%, 11/15/31	870,000	1,079
AT&T, Inc., 5.10%, 9/15/14	625,000	607
Cingular Wireless LLC, 7.125%, 12/15/31	1,535,000	1,700

Corporate Bonds (28.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Deutsche Telekom International Finance, 5.75%, 3/23/16	1,180,000	1,163
Embarq Corp., 6.738%, 6/1/13	610,000	624
Embarq Corp., 7.082%, 6/1/16	660,000	672
Embarq Corp., 7.995%, 6/1/36	385,000	401
France Telecom SA, 8.50%, 3/1/31	800,000	1,050
Sprint Capital Corp., 6.90%, 5/1/19	1,150,000	1,186
Sprint Capital Corp., 8.375%, 3/15/12	1,880,000	2,090
Sprint Capital Corp., 8.75%, 3/15/32	330,000	397
Telecom Italia Capital, 4.00%, 1/15/10	1,565,000	1,494
Telecom Italia Capital, 6.20%, 7/18/11	1,225,000	1,243
Verizon Communications, Inc., 5.55%, 2/15/16	845,000	842
Verizon Global Funding Corp., 5.85%, 9/15/35	1,135,000	1,087
Vodafone Group PLC, 5.50%, 6/15/11	2,035,000	2,041

Total		19,300

Tobacco (0.1%)
Reynolds America, Inc., 7.625%, 6/1/16	1,010,000	1,070

Total		1,070

Vehicle Parts (0.1%)
Johnson Controls, Inc., 5.50%, 1/15/16	750,000	736
Johnson Controls, Inc., 6.00%, 1/15/36	360,000	348

Total		1,084

Yankee Sovereign (0.2%)
United Mexican States, 5.625%, 1/15/17	1,480,000	1,481

Total		1,481

Total Corporate Bonds (Cost: $265,703)		263,996

Governments (15.8%)

Governments (15.8%)
Aid-Israel, 5.50%, 4/26/24	1,910,000	1,984
Housing & Urban Development, 6.08%, 8/1/13	4,000,000	4,158
Housing & Urban Development, 6.17%, 8/1/14	3,000,000	3,155
Overseas Private Investment, 4.10%, 11/15/14	2,301,840	2,207
(e)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	3,600,000	2,850
US Treasury, 3.125%, 5/15/07	2,740,000	2,721
US Treasury, 4.50%, 11/30/11	2,650,000	2,626
(g)US Treasury, 4.50%, 2/15/36	17,058,000	16,221

Select Bond Portfolio

Select Bond Portfolio

Governments (15.8%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 4.625%, 9/30/08	2,270,000	2,262
US Treasury, 4.625%, 11/30/08	14,450,000	14,398
(g)US Treasury, 4.625%, 11/15/16	19,735,000	19,605
US Treasury, 4.875%, 5/31/08	158,000	158
US Treasury, 4.875%, 8/31/08	8,534,000	8,533
US Treasury, 4.875%, 10/31/08	8,355,000	8,359
(g)US Treasury, 4.875%, 8/15/16	18,217,000	18,435
US Treasury, 5.125%, 6/30/08	9,570,000	9,600
US Treasury, 5.125%, 5/15/16	21,237,000	21,875
US Treasury Inflation Index Bond, 2.00%, 1/15/16	7,603,151	7,341

Total Governments (Cost: $146,338)		146,488

Structured Products (51.7%)

Structured Products (51.7%)
AEP Texas Central Transition Funding, 5.306%, 7/1/20	15,910,000	15,825
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.482%, 2/14/43 IO	79,312,144	2,688
Banc of America Mortgage Securities, Series 2004-G, Class 2AG, 4.657%, 8/25/34	3,817,000	3,768
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.511%, 6/25/34	8,024,000	7,823
Capital Auto Receivables Trust, Series 2006-2, Class A1, 5.34%, 12/15/07	1,885,000	1,885
Capital One Auto Finance Trust, Series 2006-A, Class A2, 5.31%, 5/15/09	4,852,761	4,852
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	1,730,000	1,715
Chase Manhattan Auto Owner Trust, Series 2004-A, Class A4, 2.83%, 9/15/10	3,658,891	3,592
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	4,495,128	4,450
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	4,000,000	4,097
Daimler Chrysler Auto Trust, Series 2006-C, Class A1, 5.37%, 10/8/07 144A	3,421,998	3,423
DLJ Commerical Mortgage Corp., Series 1998-CF1, Class S, 0.944%, 2/18/31 IO	90,622,324	1,162
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.632%, 10/15/30 IO 144A	52,091,017	370
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.262%, 1/15/25 IO 144A	11,955,296	374

Structured Products (51.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Fannie Mae Whole Loan, 6.25%, 5/25/42	6,684,435	6,761
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,795,420	1,688
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	2,171,213	2,095
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	5,991,782	5,776
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	3,219,229	3,167
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	542,519	533
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,992,404	1,957
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	2,758,913	2,711
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	13,067,151	12,613
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	30,865,558	29,792
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	1,003,556	1,004
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	2,711,855	2,712
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	513,968	514
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	3,686,694	3,684
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	2,427,232	2,401
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	7,032,438	6,956
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	1,307,427	1,333
Federal Home Loan Mortgage Corp., 6.50%, 3/1/36	1,518,614	1,546
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through, 5.651%, 4/25/16	7,294,382	7,388
Federal Home Loan Mortgage Corp. TBA, 5.50%, 1/1/37	24,320,000	24,046
Federal Home Loan Mortgage Corp. TBA, 6.00%, 1/1/37	17,469,000	17,595
Federal Home Loan Mortgage Corp. TBA, 6.50%, 1/1/37	11,562,000	11,775
Federal National Mortgage Association, 4.00%, 6/1/19	1,207,510	1,138
Federal National Mortgage Association, 4.50%, 6/1/19	6,530,714	6,308
Federal National Mortgage Association, 4.50%, 8/1/19	1,296,247	1,252
Federal National Mortgage Association, 4.50%, 12/1/19	726,559	702
Federal National Mortgage Association, 4.50%, 7/1/20	3,445,248	3,324
Federal National Mortgage Association, 4.50%, 9/1/20	4,837,600	4,667

Select Bond Portfolio

Select Bond Portfolio

Structured Products (51.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 3/1/20	2,266,897	2,229
Federal National Mortgage Association, 5.00%, 4/1/20	955,916	940
Federal National Mortgage Association, 5.00%, 5/1/20	8,176,285	8,038
Federal National Mortgage Association, 5.00%, 4/1/35	2,546,134	2,459
Federal National Mortgage Association, 5.00%, 7/1/35	4,135,433	3,994
Federal National Mortgage Association, 5.00%, 10/1/35	2,743,834	2,650
Federal National Mortgage Association, 5.00%, 11/1/35	5,072,920	4,899
Federal National Mortgage Association, 5.00%, 6/1/36	4,190,980	4,046
Federal National Mortgage Association, 5.17%, 1/1/16	2,695,646	2,673
Federal National Mortgage Association, 5.285%, 4/1/16	7,821,897	7,876
Federal National Mortgage Association, 5.32%, 4/1/14	1,756,612	1,767
Federal National Mortgage Association, 5.50%, 9/1/34	1,660,183	1,642
Federal National Mortgage Association, 5.50%, 3/1/35	5,322,979	5,263
Federal National Mortgage Association, 5.50%, 7/1/35	1,215,261	1,201
Federal National Mortgage Association, 5.50%, 8/1/35	3,195,182	3,159
Federal National Mortgage Association, 5.50%, 9/1/35	18,096,611	17,890
Federal National Mortgage Association, 5.50%, 10/1/35	5,351,143	5,290
Federal National Mortgage Association, 5.50%, 11/1/35	14,731,974	14,564
Federal National Mortgage Association, 5.50%, 1/1/36	12,092,477	11,954
Federal National Mortgage Association, 6.00%, 5/1/35	361,048	364
Federal National Mortgage Association, 6.00%, 6/1/35	63,751	64
Federal National Mortgage Association, 6.00%, 7/1/35	5,761,647	5,802
Federal National Mortgage Association, 6.00%, 8/1/35	650,738	655
Federal National Mortgage Association, 6.00%, 10/1/35	2,461,141	2,478
Federal National Mortgage Association, 6.00%, 11/1/35	5,563,455	5,602
Federal National Mortgage Association, 6.00%, 9/1/36	3,884,599	3,911
Federal National Mortgage Association, 6.50%, 11/1/35	2,407,381	2,453
Federal National Mortgage Association, 6.50%, 12/1/35	4,150,181	4,229
Federal National Mortgage Association, 6.50%, 4/1/36	1,273,749	1,298

Structured Products (51.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.75%, 4/25/18	1,291,865	1,326
Federal National Mortgage Association — Aces, Series 2006-M1, Class B, 5.355%, 2/25/16	6,949,000	6,925
Federal National Mortgage Association TBA, 6.00%, 1/1/37	32,992,000	33,207
Final Maturity Amortizing Notes, 4.45%, 8/25/12	7,527,817	7,264
First Horizon Alternative Mortgage Securities Trust, Series 2004-FA1, 6.25%, 10/25/34	3,521,859	3,543
First Union-Lehman Brothers Commercial Mortgage Trust II, Commerical Mortgage Pass-Through Certificates, Series 1997-C2, 6.79%, 11/18/29	1,910,000	1,952
Freddie Mac, 4.50%, 10/15/33	2,159,707	2,090
Government National Mortgage Association, 5.50%, 10/15/31	57,840	58
Government National Mortgage Association, 5.50%, 11/15/31	17,367	17
Government National Mortgage Association, 5.50%, 12/15/31	202,909	203
Government National Mortgage Association, 5.50%, 1/15/32	542,589	541
Government National Mortgage Association, 5.50%, 2/15/32	190,593	190
Government National Mortgage Association, 5.50%, 3/15/32	172,863	172
Government National Mortgage Association, 5.50%, 4/15/32	17,841	18
Government National Mortgage Association, 5.50%, 7/15/32	31,629	32
Government National Mortgage Association, 5.50%, 9/15/32	4,422,238	4,409
Greenwich Capital Commerical Funding Corp, Series 2006-FL4A, Class A1, 5.44%, 11/5/21 144A	2,827,000	2,827
Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08	1,600,715	1,596
Honda Auto Receivables Owner Trust, Series 2005-1, Class A3, 3.53%, 10/21/08	3,733,833	3,708
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,287,436	1,345
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.370%, 1/25/29 IO 144A	1,498,557	32
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	453,704	484
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 4.74%, 9/15/09	20,500,000	20,384

Select Bond Portfolio

Select Bond Portfolio

Structured Products (51.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
RMF Commercial Mortgage Pass-Through, Series 1997-1, Class F, 7.47%, 1/15/19 144A	1,800,000	180
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	92,056	92
Wachovia Auto Loan Owner Trust, Series 2006-2A, Class A2, 5.35%, 5/20/10 144A	4,169,000	4,169
Washington Mutual Asset Securities Corp., Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	4,050,489	3,911
Washington Mutual Asset Securities Corp., Series 2003-AR10, Class A6, 4.062%, 10/25/33	1,912,000	1,875
Wells Fargo Mortgage Backed Securities, Series 2004-N, Class A6, 4.00%, 8/25/34	5,728,000	5,577
World Omni Auto Receivables Trust, Series 2006-A, Class A3, 5.01%, 10/15/10	7,027,000	7,009
World Omni Auto Receivables Trust, Series 2006-B, Class A1, 5.374%, 10/15/07	12,215,747	12,220

Total Structured Products (Cost: $481,428)		478,208

Money Market Investments (18.2%)

Autos (2.6%)
(b)Daimler Chrysler Auto, 5.29%, 1/9/07	5,000,000	4,994
(b)Daimler Chrysler Auto, 5.30%, 1/10/07	4,470,000	4,464
(b)Fcar Owner Trust 1, 5.32%, 1/17/07	5,000,000	4,988
(b)New Center Asset Trust, 5.28%, 1/11/07	10,000,000	9,986

Total		24,432

Federal Government & Agencies (0.1%)
(b)Federal Home Loan, 5.13%, 3/23/07	1,000,000	989

Total		989

Finance Lessors (3.2%)
(b)Ranger Funding Co. LLC, 5.26%, 1/30/07	5,000,000	4,979
(b)Ranger Funding Co. LLC, 5.29%, 1/22/07	5,000,000	4,985
(b)Thunder Bay Funding, Inc., 5.27%, 1/5/07	5,000,000	4,997

Money Market Investments (18.2%)	Shares/ $ Par	Value $ (000’s)

Finance Lessors continued
(b)Thunder Bay Funding, Inc., 5.28%, 1/5/07	5,000,000	4,996
(b)Windmill Funding Corp., 5.26%, 1/2/07	4,500,000	4,499
(b)Windmill Funding Corp., 5.27%, 1/11/07	5,000,000	4,993

Total		29,449

Finance Services (1.6%)
(b)Bryant Park Funding LLC, 5.28%, 1/11/07	5,000,000	4,992
(b)Bryant Park Funding LLC, 5.31%, 1/23/07	5,000,000	4,984
(b)Ciesco LP, 5.25%, 1/19/07	5,000,000	4,987

Total		14,963

Miscellaneous Business Credit Institutions (2.2%)
(b)General Electric Capital, 5.23%, 1/11/07	10,000,000	9,986
(b)Park Avenue Receivables, 5.27%, 1/10/07	5,000,000	4,993
(b)Park Avenue Receivables, 5.31%, 1/19/07	5,000,000	4,987

Total		19,966

National Commercial Banks (2.2%)
(b)Barclays US Funding LLC, 5.245%, 1/12/07	5,000,000	4,992
Citigroup Funding, Inc., 5.25%, 1/2/07	5,000,000	4,999
UBS Finance LLC, 5.27%, 1/2/07	10,000,000	9,999

Total		19,990

Personal Credit Institutions (2.5%)
American Express Credit, 5.28%, 1/9/07	5,000,000	4,994
American General Finance, 5.285%, 1/3/07	5,000,000	4,999
BMW US Capital Corp., 5.28%, 1/2/07	1,000,000	1,000
BMW US Capital Corp., 5.29%, 1/2/07	2,170,000	2,170
Toyota Motor Credit Corp., 5.24%, 1/11/07	10,000,000	9,985

Total		23,148

Security Brokers and Dealers (1.6%)
Bear Stearns Co., Inc., 5.26%, 1/8/07	5,000,000	4,995
Morgan Stanley Dean Witter, 5.30%, 1/4/07	10,000,000	9,995

Total		14,990

Select Bond Portfolio

Select Bond Portfolio

Money Market Investments (18.2%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit (2.2%)
HSBC Finance Corp., 5.22%, 1/11/07	10,000,000	9,986
Old Line Funding Corp., 5.27%, 1/10/07	5,000,000	4,993
Sheffield Receivables, 5.31%, 1/5/07	5,000,000	4,997

Total		19,976

Total Money Market Investments (Cost: $167,903)		167,903

Total Investments (114.3%) (Cost $1,061,372)(a)		1,056,595

Other Assets, Less Liabilities (-14.3%)		(132,138)

Net Assets (100.0%)		924,457

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the value of these securities (in thousands) was $34,796, representing 3.76% of the net assets.

IO — Interest Only Security

(a)	At December 31, 2006 the aggregate cost of securities for federal tax purposes (in thousands) was $1,062,809 and the net unrealized depreciation of investments based on that cost was $6,214 which is comprised of $5,081 aggregate gross unrealized appreciation and $11,295 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Ten Year Treasury Note (Short)	62	3/07	$(88)
(Total Notional Value at December 31, 2006, $6,752)

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(g)	All or portion of the securities have been loaned. See note 6.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income consistent with liquidity and stability of capital.	Achieve stability of capital by investing in short-term debt securities.	$391 million

The Money Market Portfolio seeks maximum current income consistent with liquidity and stability of capital. The Portfolio seeks to achieve this objective by investing in high quality, short term money market instruments that present minimal credit risk as determined by management. Management will seek to maximize returns by trading to take advantage of changing money market conditions and trends and what they believe are disparities in yield relationships between different money market instruments.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the amount of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases should not adversely affect the Portfolio’s net asset value or net income.

For the year ended December 31, 2006, the Portfolio returned 4.86%, in line with the Merrill Lynch Three-Month U.S. Treasury Bill (T-Bill) Index, which returned 4.85%. The Portfolio’s return compared favorably with the 4.54% average return of its Lipper Money Market Funds peer group. The Portfolio’s outperformance relative to its peer group resulted from our low expenses and effective management of the Portfolio’s weighted average maturity, or “WAM”.

Money market investments performed well, outperforming longer-term bonds for a second consecutive year in 2006. For the year, cash-equivalent investments returned 4.85%, as measured by the Merrill Lynch 90-Day T-Bill Index, while bonds returned 4.33%, as measured by the Citigroup U.S. Broad Investment Grade Bond Index.

Returns on cash-equivalent investments are closely tied to the level of short-term interest rates. During the year, the Federal Reserve appeared to have concluded its two-year campaign for higher interest rates, aimed at keeping the economy from overheating and inflation under control. Indeed, growth slowed from a more than 5% annual rate in the first quarter of 2006 to an estimated 2% in the fourth quarter. At the same time, inflation moderated over the course of the year, while energy prices eased from record highs. The Fed’s rate hikes had the desired effect of slowing the red-hot housing market; nevertheless, the job market and consumer spending remained relatively healthy. For all of 2006, the Fed raised rates from 4.25% at the beginning of the year to 5.25%, where they’ve stood since June.

In terms of Portfolio positioning, we managed the Portfolio’s WAM conservatively, keeping it close to that of its peer group’s average. We were a little shorter earlier in the year and a little longer later in the year. Having a shorter WAM is beneficial when interest rates are rising because it means maturing securities can be reinvested at the new, higher rate more quickly. It is also typically better to have a longer WAM when rates are flat or falling, because it allows the Portfolio to lock in higher yields for a longer time. As a result, these conservative adjustments helped the Portfolio provide better yields and returns than its peer group and the T-Bill Index.

Looking ahead, we see a fairly benign economic environment with modest inflation, which, in our opinion, would likely keep the Fed on hold well into 2007. Therefore, we are likely to maintain the Portfolio’s average maturity close to or slightly longer than that of its peer group. We will continue to carefully monitor the Fed and the economy, and attempt to prudently and conservatively manage the Portfolio’s WAM going forward.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

Money Market Portfolio

Money Market Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*
Actual	$1,000.00	$1,025.70	$1.53
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.53

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Portfolio

Money Market Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2006

Money Market Investments (99.2%)	Shares/ $ Par	Value $ (000’s)

Asset-Backed Securities (CMO’S) (0.8%)
Franklin Auto Trust, 5.36%, 10/22/07	3,183,180	3,183

Total		3,183

Autos (13.4%)
Daimler Chrysler Auto, 5.25%, 2/5/07	9,000,000	8,954
Daimler Chrysler Auto, 5.26%, 1/24/07	8,500,000	8,471
Fcar Owner Trust 1, 5.27%, 1/18/07	8,500,000	8,479
Fcar Owner Trust 1, 5.29%, 1/23/07	9,000,000	8,971
New Center Asset Trust, 5.25%, 1/5/07	9,000,000	8,995
New Center Asset Trust, 5.25%, 1/8/07	8,500,000	8,491

Total		52,361

Federal Government & Agencies (4.9%)
Fannie Mae, 3.125%, 5/4/07	3,800,000	3,769
Fannie Mae, 4.00%, 5/23/07	11,400,000	11,337
Fannie Mae, 4.84%, 6/22/07	3,900,000	3,886

Total		18,992

Finance Lessors (13.3%)
Ranger Funding Co. LLC, 5.26%, 1/31/07	8,500,000	8,463
Ranger Funding Co. LLC, 5.29%, 1/22/07	9,000,000	8,972
Thunder Bay Funding, Inc., 5.27%, 1/4/07	8,521,000	8,517
Thunder Bay Funding, Inc., 5.29%, 1/17/07	9,000,000	8,980
Windmill Funding Corp., 5.25%, 1/18/07	9,000,000	8,978
Windmill Funding Corp., 5.26%, 1/4/07	8,500,000	8,496

Total		52,406

Finance Services (10.7%)
Bryant Park Funding LLC, 5.27%, 1/3/07	8,500,000	8,498
Bryant Park Funding LLC, 5.28%, 1/11/07	9,000,000	8,987
Ciesco LP, 5.24%, 1/19/07	17,500,000	17,453
HBOS PLC, 3.125%, 1/12/07 144A	3,400,000	3,398
HBOS Treasury Services PLC, 5.32%, 2/9/07	3,400,000	3,400

Total		41,736

Miscellaneous Business Credit Institutions (8.3%)
General Electric Capital Corp., 5.25%, 1/19/07	10,000,000	9,974
General Electric Capital Corp., 5.475%, 7/9/07	5,000,000	5,000

Money Market Investments (99.2%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions continued
Park Avenue Receivables, 5.27%, 2/16/07	9,000,000	8,939
Park Avenue Receivables, 5.31%, 1/24/07	8,500,000	8,471

Total		32,384

National Commercial Banks (12.8%)
Bank of America Corp., 5.30%, 1/18/07	9,000,000	8,977
Bank of America Corp., 5.36%, 8/1/07	3,900,000	3,900
Barclays US Funding LLC, 5.22%, 1/8/07	5,000,000	4,995
Citigroup Funding, Inc., 5.25%, 1/2/07	8,500,000	8,499
Citigroup Funding, Inc., 5.25%, 1/9/07	9,000,000	8,990
Fleetboston Financial Corp., 8.625%, 1/15/07	2,500,000	2,504
UBS Finance LLC, 5.25%, 1/2/07	12,100,000	12,097

Total		49,962

Personal Credit Institutions (10.1%)
American Express Credit, 5.26%, 1/10/07	10,000,000	9,987
American General Finance, 5.28%, 1/3/07	6,000,000	5,998
American General Finance, 5.29%, 1/11/07	5,500,000	5,492
American General Finance, 5.31%, 1/16/07	6,000,000	5,987
Rabobank USA, 5.26%, 1/2/07	11,950,000	11,948

Total		39,412

Security Brokers and Dealers (11.9%)
Bear Stearns Co., Inc., 5.25%, 1/16/07	9,000,000	8,980
Bear Stearns Co., Inc., 5.26%, 1/8/07	7,300,000	7,293
Merrill Lynch & Co., 5.22%, 1/19/07	9,000,000	8,977
Merrill Lynch & Co., 5.505%, 1/26/07	3,700,000	3,700
Morgan Stanley Dean Witter, 5.25%, 1/8/07	9,000,000	8,991
Morgan Stanley Dean Witter, 5.26%, 1/17/07	8,500,000	8,480

Total		46,421

Short Term Business Credit (13.0%)
HSBC Finance Corp., 5.23%, 1/26/07	9,000,000	8,967
HSBC Finance Corp., 5.75%, 1/30/07	3,400,000	3,403

Money Market Portfolio

Money Market Portfolio

Money Market Investments (99.2%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit continued
HSBC Finance Corp., 7.875%, 3/1/07	3,400,000	3,416
Old Line Funding Corp., 5.26%, 1/5/07	8,500,000	8,495
Old Line Funding Corp., 5.31%, 1/17/07	9,000,000	8,979
Sheffield Receivables, 5.28%, 1/12/07	8,500,000	8,486
Sheffield Receivables, 5.28%, 1/19/07	9,000,000	8,976

Total		50,722

Total Money Market Investments (Cost: $387,579)		387,579

Total Investments (99.2%) (Cost $387,579)(a)		387,579

Other Assets, Less Liabilities (0.8%)		3,010

Net Assets (100.0%)		390,589

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold as transactions exempt
from registration, normally to qualified institutional buyers. At
December 31, 2006 the value of these securities (in thousands)
was $3,398, representing 0.87% of the net assets.

Money Market Portfolio

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2006

(in thousands, except per share data)

	Small Cap Growth Stock Portfolio	T. Rowe Price Small Cap Value Portfolio	Aggressive Growth Stock Portfolio	International Growth Portfolio	Franklin Templeton International Equity Portfolio		AllianceBernstein Mid Cap Value Portfolio	Index 400 Stock Portfolio
Assets
Investments, at value (1)	$528,242	$326,392	$1,180,531	$274,034		$1,553,592	$131,790	$534,501
Cash & Cash Equivalents	38	—	124	739		1,420	61	112
Due from Sale of Fund Shares	199	121	289	210		897	65	199
Due from Sale of Securities	1,155	1,251	8,650	—		—	—	230
Due from Sale of Foreign Currency	—	—	—	229		—	—	—
Futures Variation Margin	—	—	—	—		—	—	—
Dividends and Interest Receivables	17	284	359	179		1,619	118	335

Total Assets	529,651	328,048	1,189,953	275,391		1,557,528	132,034	535,377

Liabilities
Due on Purchase of Securities	278	2,465	5,059	716		—	875	915
Payable for Collateral on Securities on Loan (2)	—	—	—	—		—	—	—
Due on Purchase of Foreign Currency	—	—	—	787		—	—	—
Due on Redemption of Fund Shares	301	368	702	815		455	43	293
Due to Investment Advisor	245	233	529	156		779	93	114
Accrued Expenses	8	9	8	35		64	7	10
Futures Variation Margin	207	—	171	—		—	—	305

Total Liabilities	1,039	3,075	6,469	2,509		1,298	1,018	1,637

Net Assets	$528,612	$324,973	$1,183,484	$272,882		$1,556,230	$131,016	$533,740

Represented By:
Aggregate Paid in Capital (3), (4)	$420,826	$227,441	$945,840	$191,271		$944,123	$111,763	$392,814
Undistributed Net Investment Income (Loss)	423	1,546	9,438	2,170		33,103	—	7,053
Undistributed Accumulated Net Realized Gain (Loss) on Investments	48,394	18,526	104,872	24,087		19,763	2,105	29,762
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	59,238	77,460	123,874	55,340		559,210	17,148	105,033
Futures Contracts	(269)	—	(540)	—			—	(922)
Foreign Currency Transactions	—	—	—	14		31	—	—

Net Assets for Shares Outstanding (3)	$528,612	$324,973	$1,183,484	$272,882		$1,556,230	$131,016	$533,740

Net Asset Value, Offering and Redemption Price per Share	$2.38	$1.84	$3.37	$1.77		$2.33	$1.53	$1.59

(1) Investments, at cost	$469,004	$248,932	$1,056,657	$218,694		$994,382	$114,642	$429,468
(2) Securities on Loan	$—	$—	$—	$—	$		$—	$—
(3) Shares Outstanding	221,809	176,785	351,578	154,529		667,378	85,807	336,526
(4) Shares authorized, $.01 par value	2,000,000	2,000,000	2,000,000	2,000,000		2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Janus Capital Appreciation Portfolio	Growth Stock Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Index 500 Stock Portfolio	Asset Allocation Portfolio	Balanced Portfolio	High Yield Bond Portfolio	Select Bond Portfolio	Money Market Portfolio

$139,052	$734,644	$535,143	$409,836	$199,024	$2,079,447	$287,497	$3,212,205	$272,630	$1,056,595	$387,579
65	142	38	29	50	112	99	219	42	109	8
144	277	108	210	599	567	80	520	97	511	2,993
—	—	—	—	843	—	118	260	—	—	—
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	8	—
82	612	611	817	323	2,795	1,042	12,458	4,499	7,403	486

139,343	735,675	535,900	410,892	200,839	2,082,921	288,836	3,225,662	277,268	1,064,626	391,066

—	—	—	687	181	—	6,667	168,005	425	93,876	—
—	—	—	—	—	—	—	105,516	—	45,446	—
—	—	—	—	—	—	—	—	—	—	—
663	260	202	171	35	982	101	1,713	88	612	378
92	263	194	191	108	353	125	754	106	235	99
7	8	8	7	8	10	22	42	10	—	—
—	89	43	—	—	177	58	—	—	—	—

762	620	447	1,056	332	1,522	6,973	276,030	629	140,169	477

$138,581	$735,055	$535,453	$409,836	$200,507	$2,081,399	$281,863	$2,949,632	$276,639	$924,457	$390,589

$113,835	$604,499	$544,786	$325,514	$166,750	$1,324,886	$230,784	$2,008,746	$322,472	$909,937	$390,589
6	6,654	6,345	6,574	26	34,511	6,508	89,243	17,943	40,645	—
182	(9,567)	(127,985)	19,684	1,732	70,725	13,661	47,727	(68,718)	(21,436)	—

24,558	133,444	112,328	58,064	31,999	651,233	30,877	803,798	4,942	(4,777)	—
—	25	(21)	—	—	44	33	118	—	88	—
—	—	—	—	—	—	—	—	—	—	—

$138,581	$735,055	$535,453	$409,836	$200,507	$2,081,399	$281,863	$2,949,632	$276,639	$924,457	$390,589

$1.62	$2.30	$1.35	$1.31	$1.53	$3.26	$1.22	$1.97	$0.73	$1.20	$1.00

$114,494	$601,200	$422,815	$351,772	$167,025	$1,428,214	$256,620	$2,408,407	$267,688	$1,061,372	$387,579
$—	$—	$—	$—	$—	$—	$—	$102,217	$—	$43,869	$—
85,630	319,754	397,096	313,863	131,279	638,477	230,893	1,494,942	376,854	770,323	390,602
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2006

(in thousands)

	Small Cap Growth Stock Portfolio	T. Rowe Price Small Cap Value Portfolio	Aggressive Growth Stock Portfolio	International Growth Portfolio	Franklin Templeton International Equity Portfolio	AllianceBernstein Mid Cap Value Portfolio	Index 400 Stock Portfolio
Investment Income
Income
Interest	$2,100	$587	$3,897	$536	$4,190	$293	$1,966
Dividends (1)	1,214	3,750	11,940	3,928	38,366	2,116	6,725

Total Income	3,314	4,337	15,837	4,464	42,556	2,409	8,691

Expenses
Management Fees	2,852	2,412	6,368	1,550	8,663	959	1,296
Custodian Fees	22	22	17	333	623	9	23
Audit Fees	17	17	17	14	18	17	17
Other Expenses	3	4	2	26	3	3	4

Total Expenses	2,894	2,455	6,404	1,923	9,307	988	1,340

Less Waived Fees:
Paid by Affiliate	—	—	—	—	(111)	—	—
Paid Indirectly	(3)	(5)	(5)	—	—	(3)	(5)

Total Net Expenses	2,891	2,450	6,399	1,923	9,196	985	1,335

Net Investment Income (Loss)	423	1,887	9,438	2,541	33,360	1,424	7,356
Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	48,235	18,386	105,690	24,230	72,937	9,122	30,940
Futures Contracts	565	—	934	—	—	—	1,152
Foreign Currency Transactions	—	—	—	(142)	(194)	—	—

Net Realized Gain (Loss) on Investments and Foreign Currencies	48,800	18,386	106,624	24,088	72,743	9,122	32,092

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(15,950)	22,237	(62,177)	17,149	252,779	4,790	10,323
Futures Contracts	(269)	—	(540)	—	—	—	(798)
Foreign Currency Transactions	—	—	—	5	49	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	(16,219)	22,237	(62,717)	17,154	252,828	4,790	9,525

Net Gain (Loss) on Investments	32,581	40,623	43,907	41,242	325,571	13,912	41,617

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,004	$42,510	$53,345	$43,783	$358,931	$15,336	$48,973

(1) Less Foreign Dividend Tax	$—	$1	$27	$137	$1,510	$1	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Janus Capital Appreciation Portfolio	Growth Stock Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Index 500 Stock Portfolio	Asset Allocation Portfolio	Balanced Portfolio	High Yield Bond Portfolio	Select Bond Portfolio	Money Market Portfolio

$620	$2,125	$912	$766	$380	$1,483	$6,245	$68,506	$19,170	$43,416	$18,674
979	7,529	7,642	7,826	3,664	37,141	1,926	29,808	—	—	—

1,599	9,654	8,554	8,592	4,044	38,624	8,171	98,314	19,170	43,416	18,674

1,061	2,970	2,177	1,899	1,030	3,904	1,399	8,656	1,176	2,527	1,106
7	14	11	10	11	32	120	—	16	—	—
17	17	17	17	17	17	14	—	20	—	—
2	2	2	2	2	4	7	—	3	—	—

1,087	3,003	2,207	1,928	1,060	3,957	1,540	8,656	1,215	2,527	1,106

—	—	—	—	—	—	—	—	—	—	—
(5)	(3)	(3)	(3)	(2)	(7)	(4)	—	(4)	—	—

1,082	3,000	2,204	1,925	1,058	3,950	1,536	8,656	1,211	2,527	1,106

517	6,654	6,350	6,667	2,986	34,674	6,635	89,658	17,959	40,889	17,568

6,849	44,188	35,069	20,054	5,755	73,703	12,697	43,715	(2,090)	(13,061)	—
—	2,292	81	—	—	1,771	1,240	6,481	—	873	—
—	—	—	—	—	—	15	169	(1)	126	—

6,849	46,480	35,150	20,054	5,755	75,474	13,952	50,365	(2,091)	(12,062)	—

(1,469)	11,693	14,667	26,100	20,259	175,996	4,382	145,100	8,393	3,516	—
—	120	(21)	—	—	342	128	2,215	—	237	—
—	—	—	—	—	—	—	—	—	—	—

(1,469)	11,813	14,646	26,100	20,259	176,338	4,510	147,315	8,393	3,753	—

5,380	58,293	49,796	46,154	26,014	251,812	18,462	197,680	6,302	(8,309)	—

$5,897	$64,947	$56,146	$52,821	$29,000	$286,486	$25,097	$287,338	$24,261	$32,580	$17,568

$12	$39	$14	$73	$22	$—	$67	$—	$—	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$423	$(436)
Net Realized Gain (Loss) on Investments and Foreign Currencies	48,800	67,704
Net Change in Unrealized Appreciation (Depreciation) of Investments	(16,219)	(17,634)

Net Increase (Decrease) in Net Assets Resulting from Operations	33,004	49,634

Distributions to Shareholders from:
Net Investment Income	—	—
Net Realized Gain on Investments	(66,952)	(4,453)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(66,952)	(4,453)

Fund Share Transactions:
Proceeds from Sale of 24,255 and 26,656 Shares	59,700	63,776
Proceeds from Shares Issued on Reinvestment of Distributions Paid (26,696 and 2,068 shares, respectively)	66,952	4,453
Payments for 27,963 and 22,266 Shares Redeemed	(67,100)	(52,822)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (22,988 and 6,458 shares, respectively)	59,552	15,407

Total Increase (Decrease) in Net Assets	25,604	60,588
Net Assets
Beginning of Period	503,008	442,420

End of Period (Includes undistributed net investment income on $423 and $0 respectively)	$528,612	$503,008

T. Rowe Price Small Cap Value Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,887	$1,087
Net Realized Gain (Loss) on Investments and Foreign Currencies	18,386	9,975
Net Change in Unrealized Appreciation (Depreciation) of Investments	22,237	5,455

Net Increase (Decrease) in Net Assets Resulting from Operations	42,510	16,517

Distributions to Shareholders from:
Net Investment Income	(672)	(685)
Net Realized Gain on Investments	(10,289)	(5,796)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,961)	(6,481)

Fund Share Transactions:
Proceeds from Sale of 36,280 and 33,985 Shares	63,688	52,624
Proceeds from Shares Issued on Reinvestment of Distributions Paid (6,046 and 4,516 shares, respectively)	10,961	6,481
Payments for 15,130 and 15,702 Shares Redeemed	(26,266)	(24,243)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (27,196 and 22,799 shares, respectively)	48,383	34,862

Total Increase (Decrease) in Net Assets	79,932	44,898
Net Assets
Beginning of Period	245,041	200,143

End of Period (Includes undistributed net investment income on $1,546 and $719 respectively)	$324,973	$245,041

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Aggressive Growth Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$9,438	$1,541
Net Realized Gain (Loss) on Investments and Foreign Currencies	106,624	138,950
Net Change in Unrealized Appreciation (Depreciation) of Investments	(62,717)	(69,353)

Net Increase (Decrease) in Net Assets Resulting from Operations	53,345	71,138

Distributions to Shareholders from:
Net Investment Income	(1,541)	(602)
Net Realized Gain on Investments	(28,368)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(29,909)	(602)

Fund Share Transactions:
Proceeds from Sale of 15,795 and 19,375 Shares	53,116	59,332
Proceeds from Shares Issued on Reinvestment of Distributions Paid (8,413 and 211 shares, respectively)	29,909	602
Payments for 52,429 and 51,070 Shares Redeemed	(175,679)	(156,263)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((28,221) and (31,484) shares, respectively)	(92,654)	(96,329)

Total Increase (Decrease) in Net Assets	(69,218)	(25,793)
Net Assets
Beginning of Period	1,252,702	1,278,495

End of Period (Includes undistributed net investment income on $9,438 and $1,541 respectively)	$1,183,484	$1,252,702

International Growth Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,541	$1,263
Net Realized Gain (Loss) on Investments and Foreign Currencies	24,088	11,413
Net Change in Unrealized Appreciation (Depreciation) of Investments	17,154	9,970

Net Increase (Decrease) in Net Assets Resulting from Operations	43,783	22,646

Distributions to Shareholders from:
Net Investment Income	(451)	(1,525)
Net Realized Gain on Investments	(3,118)	(7,104)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,569)	(8,629)

Fund Share Transactions:
Proceeds from Sale of 56,242 and 51,033 Shares	88,769	70,984
Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,115 and 5,826 shares, respectively)	3,569	8,629
Payments for 17,336 and 27,131 Shares Redeemed	(27,220)	(36,578)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (41,020 and 29,728 shares, respectively)	65,118	43,035

Total Increase (Decrease) in Net Assets	105,332	57,052
Net Assets
Beginning of Period	167,550	110,498

End of Period (Includes undistributed net investment income on $2,170 and $99 respectively)	$272,882	$167,550

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Franklin Templeton International Equity Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$33,360	$23,272
Net Realized Gain (Loss) on Investments and Foreign Currencies	72,743	15,154
Net Change in Unrealized Appreciation (Depreciation) of Investments	252,828	78,903

Net Increase (Decrease) in Net Assets Resulting from Operations	358,931	117,329

Distributions to Shareholders from:
Net Investment Income	(22,771)	(18,202)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(22,771)	(18,202)

Fund Share Transactions:
Proceeds from Sale of 83,552 and 76,596 Shares	170,977	128,828
Proceeds from Shares Issued on Reinvestment of Distributions Paid (10,906 and 11,284 shares, respectively)	22,771	18,202
Payments for 55,742 and 52,112 Shares Redeemed	(112,938)	(87,874)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (38,716 and 35,769 shares, respectively)	80,810	59,156

Total Increase (Decrease) in Net Assets	416,970	158,283
Net Assets
Beginning of Period	1,139,260	980,977

End of Period (Includes undistributed net investment income on $33,103 and $22,709 respectively)	$1,556,230	$1,139,260

AllianceBernstein Mid Cap Value Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,424	$513
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,122	6,465
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,790	(1,949)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,336	5,029

Distributions to Shareholders from:
Net Investment Income	(1,410)	(512)
Net Realized Gain on Investments	(8,997)	(4,826)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,407)	(5,338)

Fund Share Transactions:
Proceeds from Sale of 17,295 and 16,922 Shares	26,498	24,551
Proceeds from Shares Issued on Reinvestment of Distributions Paid (6,734 and 3,665 shares, respectively)	10,407	5,338
Payments for 5,509 and 2,875 Shares Redeemed	(8,375)	(4,154)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (18,520 and 17,712 shares, respectively)	28,530	25,735

Total Increase (Decrease) in Net Assets	33,459	25,426
Net Assets
Beginning of Period	97,557	72,131

End of Period (Includes undistributed net investment income on $0 and $1 respectively)	$131,016	$97,557

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$7,356	$5,641
Net Realized Gain (Loss) on Investments and Foreign Currencies	32,092	32,979
Net Change in Unrealized Appreciation (Depreciation) of Investments	9,525	14,929

Net Increase (Decrease) in Net Assets Resulting from Operations	48,973	53,549

Distributions to Shareholders from:
Net Investment Income	(5,572)	(3,439)
Net Realized Gain on Investments	(31,856)	(21,218)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(37,428)	(24,657)

Fund Share Transactions:
Proceeds from Sale of 34,605 and 40,045 Shares	54,105	58,473
Proceeds from Shares Issued on Reinvestment of Distributions Paid (23,629 and 18,359 shares, respectively)	37,428	24,657
Payments for 38,898 and 33,053 Shares Redeemed	(59,964)	(48,223)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (19,335 and 25,351 shares, respectively)	31,569	34,907

Total Increase (Decrease) in Net Assets	43,114	63,799
Net Assets
Beginning of Period	490,626	426,827

End of Period (Includes undistributed net investment income on $7,053 and $5,508 respectively)	$533,740	$490,626

Janus Capital Appreciation Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$517	$159
Net Realized Gain (Loss) on Investments and Foreign Currencies	6,849	4,073
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,469)	11,407

Net Increase (Decrease) in Net Assets Resulting from Operations	5,897	15,639

Distributions to Shareholders from:
Net Investment Income	(513)	(157)
Net Realized Gain on Investments	(6,622)	(3,553)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,135)	(3,710)

Fund Share Transactions:
Proceeds from Sale of 35,916 and 44,807 Shares	57,936	68,376
Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,399 and 2,265 shares, respectively)	7,135	3,710
Payments for 36,279 and 5,119 Shares Redeemed	(57,931)	(8,026)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (4,036 and 41,953 shares, respectively)	7,140	64,060

Total Increase (Decrease) in Net Assets	5,902	75,989
Net Assets
Beginning of Period	132,679	56,690

End of Period (Includes undistributed net investment income on $6 and $2 respectively)	$138,581	$132,679

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,654	$5,333
Net Realized Gain (Loss) on Investments and Foreign Currencies	46,480	9,646
Net Change in Unrealized Appreciation (Depreciation) of Investments	11,813	35,868

Net Increase (Decrease) in Net Assets Resulting from Operations	64,947	50,847

Distributions to Shareholders from:
Net Investment Income	(5,333)	(7,061)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,333)	(7,061)

Fund Share Transactions:
Proceeds from Sale of 23,055 and 24,456 Shares	49,574	49,142
Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,470 and 3,679 shares, respectively)	5,333	7,061
Payments for 38,065 and 42,106 Shares Redeemed	(81,992)	(84,312)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((12,540) and (13,971) shares, respectively)	(27,085)	(28,109)

Total Increase (Decrease) in Net Assets	32,529	15,677
Net Assets
Beginning of Period	702,526	686,849

End of Period (Includes undistributed net investment income on $6,654 and $5,333 respectively)	$735,055	$702,526

Large Cap Core Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,350	$5,445
Net Realized Gain (Loss) on Investments and Foreign Currencies	35,150	3,377
Net Change in Unrealized Appreciation (Depreciation) of Investments	14,646	29,999

Net Increase (Decrease) in Net Assets Resulting from Operations	56,146	38,821

Distributions to Shareholders from:
Net Investment Income	(5,437)	(6,143)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,437)	(6,143)

Fund Share Transactions:
Proceeds from Sale of 33,623 and 32,999 Shares	42,366	38,264
Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,298 and 5,534 shares, respectively)	5,437	6,143
Payments for 45,202 and 45,641 Shares Redeemed	(57,079)	(53,000)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((7,281) and (7,108) shares, respectively)	(9,276)	(8,593)

Total Increase (Decrease) in Net Assets	41,433	24,085
Net Assets
Beginning of Period	494,020	469,935

End of Period (Includes undistributed net investment income on $6,345 and $5,437 respectively)	$535,453	$494,020

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Capital Guardian Domestic Equity Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,667	$4,325
Net Realized Gain (Loss) on Investments and Foreign Currencies	20,054	16,536
Net Change in Unrealized Appreciation (Depreciation) of Investments	26,100	(673)

Net Increase (Decrease) in Net Assets Resulting from Operations	52,821	20,188

Distributions to Shareholders from:
Net Investment Income	—	(4,339)
Net Realized Gain on Investments	(3,594)	(18,130)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,594)	(22,469)

Fund Share Transactions:
Proceeds from Sale of 96,847 and 75,865 Shares	116,555	86,903
Proceeds from Shares Issued on Reinvestment of Distributions Paid (3,000 and 19,876 shares, respectively)	3,594	22,469
Payments for 27,853 and 39,159 Shares Redeemed	(33,474)	(45,134)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (71,994 and 56,582 shares, respectively)	86,675	64,238

Total Increase (Decrease) in Net Assets	135,902	61,957
Net Assets
Beginning of Period	273,934	211,977

End of Period (Includes undistributed net investment income on $6,574 and $0 respectively)	$409,836	$273,934

T. Rowe Price Equity Income Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,986	$1,974
Net Realized Gain (Loss) on Investments and Foreign Currencies	5,755	4,696
Net Change in Unrealized Appreciation (Depreciation) of Investments	20,259	(1,494)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,000	5,176

Distributions to Shareholders from:
Net Investment Income	(2,858)	(1,953)
Net Realized Gain on Investments	(4,487)	(5,097)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,345)	(7,050)

Fund Share Transactions:
Proceeds from Sale of 38,621 and 32,708 Shares	55,854	44,133
Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,805 and 5,244 shares, respectively)	7,345	7,050
Payments for 12,051 and 4,534 Shares Redeemed	(17,270)	(6,133)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (31,375 and 33,418 shares, respectively)	45,929	45,050

Total Increase (Decrease) in Net Assets	67,584	43,176
Net Assets
Beginning of Period	132,923	89,747

End of Period (Includes undistributed net investment income on $26 and $30 respectively)	$200,507	$132,923

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$34,674	$31,295
Net Realized Gain (Loss) on Investments and Foreign Currencies	75,474	69,387
Net Change in Unrealized Appreciation (Depreciation) of Investments	176,338	(14,309)

Net Increase (Decrease) in Net Assets Resulting from Operations	286,486	86,373

Distributions to Shareholders from:
Net Investment Income	(31,068)	(32,436)
Net Realized Gain on Investments	(69,810)	(32,687)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(100,878)	(65,123)

Fund Share Transactions:
Proceeds from Sale of 40,000 and 41,557 Shares	121,647	119,731
Proceeds from Shares Issued on Reinvestment of Distributions Paid (33,840 and 23,595 shares, respectively)	100,878	65,123
Payments for 75,990 and 71,631 Shares Redeemed	(230,375)	(206,585)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((2,150) and (6,479) shares, respectively)	(7,850)	(21,731)

Total Increase (Decrease) in Net Assets	177,758	(481)
Net Assets
Beginning of Period	1,903,641	1,904,122

End of Period (Includes undistributed net investment income on $34,511 and $31,068 respectively)	$2,081,399	$1,903,641

Asset Allocation Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,635	$4,744
Net Realized Gain (Loss) on Investments and Foreign Currencies	13,952	6,869
Net Change in Unrealized Appreciation (Depreciation) of Investments	4,510	3,948

Net Increase (Decrease) in Net Assets Resulting from Operations	25,097	15,561

Distributions to Shareholders from:
Net Investment Income	(4,818)	(3,102)
Net Realized Gain on Investments	(6,398)	(3,520)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(11,216)	(6,622)

Fund Share Transactions:
Proceeds from Sale of 43,790 and 48,252 Shares	51,019	53,841
Proceeds from Shares Issued on Reinvestment of Distributions Paid (9,611 and 6,206 shares, respectively)	11,216	6,622
Payments for 33,518 and 18,939 Shares Redeemed	(39,060)	(21,163)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (19,883 and 35,519 shares, respectively)	23,175	39,300

Total Increase (Decrease) in Net Assets	37,056	48,239
Net Assets
Beginning of Period	244,807	196,568

End of Period (Includes undistributed net investment income on $6,508 and $4,768 respectively)	$281,863	$244,807

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Balanced Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$89,658	$83,170
Net Realized Gain (Loss) on Investments and Foreign Currencies	50,365	41,008
Net Change in Unrealized Appreciation (Depreciation) of Investments	147,315	(23,177)

Net Increase (Decrease) in Net Assets Resulting from Operations	287,338	101,001

Distributions to Shareholders from:
Net Investment Income	(82,263)	(77,091)
Net Realized Gain on Investments	(31,791)	(42,386)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(114,054)	(119,477)

Fund Share Transactions:
Proceeds from Sale of 81,031 and 91,513 Shares	152,535	167,760
Proceeds from Shares Issued on Reinvestment of Distributions Paid (62,087 and 67,424 shares, respectively)	114,054	119,477
Payments for 210,799 and 188,849 Shares Redeemed	(395,982)	(346,199)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((67,681) and (29,912) shares, respectively)	(129,393)	(58,962)

Total Increase (Decrease) in Net Assets	43,891	(77,438)
Net Assets
Beginning of Period	2,905,741	2,983,179

End of Period (Includes undistributed net investment income on $89,243 and $82,163 respectively)	$2,949,632	$2,905,741

High Yield Bond Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$17,959	$16,875
Net Realized Gain (Loss) on Investments and Foreign Currencies	(2,091)	(1,104)
Net Change in Unrealized Appreciation (Depreciation) of Investments	8,393	(12,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,261	3,244

Distributions to Shareholders from:
Net Investment Income	(16,968)	(15,557)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(16,968)	(15,557)

Fund Share Transactions:
Proceeds from Sale of 54,593 and 52,971 Shares	38,921	38,440
Proceeds from Shares Issued on Reinvestment of Distributions Paid (24,734 and 22,677 shares, respectively)	16,968	15,557
Payments for 43,676 and 36,575 Shares Redeemed	(31,097)	(26,442)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (35,651 and 39,073 shares, respectively)	24,792	27,555

Total Increase (Decrease) in Net Assets	32,085	15,242
Net Assets
Beginning of Period	244,554	229,312

End of Period (Includes undistributed net investment income on $17,943 and $16,878 respectively)	$276,639	$244,554

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$40,889	$31,468
Net Realized Gain (Loss) on Investments and Foreign Currencies	(12,062)	(4,382)
Net Change in Unrealized Appreciation (Depreciation) of Investments	3,753	(11,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	32,580	15,983

Distributions to Shareholders from:
Net Investment Income	(31,072)	(25,094)
Net Realized Gain on Investments	—	(4,251)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(31,072)	(29,345)

Fund Share Transactions:
Proceeds from Sale of 161,348 and 148,395 Shares	190,670	178,962
Proceeds from Shares Issued on Reinvestment of Distributions Paid (27,256 and 24,763 shares, respectively)	31,072	29,345
Payments for 72,260 and 57,594 Shares Redeemed	(85,337)	(69,428)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (116,344 and 115,564 shares, respectively)	136,405	138,879

Total Increase (Decrease) in Net Assets	137,913	125,517
Net Assets
Beginning of Period	786,544	661,027

End of Period (Includes undistributed net investment income on $40,645 and $30,976 respectively)	$924,457	$786,544

Money Market Portfolio	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets
Operations
Net Investment Income (Loss)	$17,568	$10,092
Net Realized Gain (Loss) on Investments and Foreign Currencies	—	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	17,568	10,092

Distributions to Shareholders from:
Net Investment Income	(17,568)	(10,092)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(17,568)	(10,092)

Fund Share Transactions:
Proceeds from Sale of 202,462 and 155,876 Shares	202,463	155,875
Proceeds from Shares Issued on Reinvestment of Distributions Paid (17,568 and 10,092 shares, respectively)	17,568	10,092
Payments for 169,300 and 170,577 Shares Redeemed	(169,300)	(170,577)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (50,730 and (4,609) shares, respectively)	50,731	(4,610)

Total Increase (Decrease) in Net Assets	50,731	(4,610)
Net Assets
Beginning of Period	339,858	344,468

End of Period (Includes undistributed net investment income on $0 and $0 respectively)	$390,589	$339,858

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004		2003		2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$2.53	$2.30	$1.94		$1.46		$1.79
Income from Investment Operations:
Net Investment Income (Loss)	—	—	(0.01)		—		—
Net Realized and Unrealized Gains (Losses) on Investments	0.18	0.25	0.37		0.48		(0.33)

Total from Investment Operations	0.18	0.25	0.36		0.48		(0.33)

Less Distributions:
Distributions from Net Investment Income	—	—	—		—		—
Distributions from Realized Gains on Investments	(0.33)	(0.02)	—		—		—

Total Distributions	(0.33)	(0.02)	—		—		—

Net Asset Value, End of Period	$2.38	$2.53	$2.30		$1.94		$1.46

Total Return(d)	6.68%	11.18%	18.80%		33.06%		(18.42%	)

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$528,612	$503,008	$442,420		$366,612		$254,880

Ratio of Expenses to Average Net Assets	0.55%	0.56%	0.57%		0.59%		0.60%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	(0.09% )	(0.30%	)	(0.35%	)	(0.26%	)

Portfolio Turnover Rate	82.48%	69.50%	87.74%		84.20%		41.87%

T. Rowe Price Small Cap Value Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.64	$1.58	$1.29	$0.95	$1.02
Income from Investment Operations:
Net Investment Income	0.01	0.01	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.26	0.10	0.30	0.33	(0.07)

Total from Investment Operations	0.27	0.11	0.31	0.34	(0.06)

Less Distributions:
Distributions from Net Investment Income	—	(0.01)	—	—	(0.01)
Distributions from Realized Gains on Investments	(0.07)	(0.04)	(0.02)	—	—

Total Distributions	(0.07)	(0.05)	(0.02)	—	(0.01)

Net Asset Value, End of Period	$1.84	$1.64	$1.58	$1.29	$0.95

Total Return(d)	16.55%	7.21%	24.57%	35.15%	(5.58% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$324,973	$245,041	$200,143	$121,944	$63,083

Ratio of Gross Expenses to Average Net Assets	0.86%	0.87%	0.88%	0.90%	1.02%

Ratio of Net Expenses to Average Net Assets	0.86%	0.87%	0.88%	0.90%	1.00%

Ratio of Net Investment Income (Losses) to Average Net Assets	0.66%	0.63%	0.81%	0.65%	0.54%

Portfolio Turnover Rate	21.70%	17.74%	19.22%	33.78%	28.26%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Aggressive Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004		2003		2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$3.30	$3.11	$2.72		$2.18		$2.82
Income from Investment Operations:
Net Investment Income	0.03	—	0.00	(e)	—		—
Net Realized and Unrealized Gains (Losses) on Investments	0.12	0.19	0.39		0.54		(0.59)

Total from Investment Operations	0.15	0.19	0.39		0.54		(0.59)

Less Distributions:
Distributions from Net Investment Income	—	—	—		—		—
Distributions from Realized Gains on Investments	(0.08)	—	—		—		(0.05)

Total Distributions	(0.08)	—	—		—		(0.05)

Net Asset Value, End of Period	$3.37	$3.30	$3.11		$2.72		$2.18

Total Return(d)	4.40%	6.14%	14.22%		24.69%		(21.15% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$1,183,484	$1,252,702	$1,278,495		$1,187,542		$994,075

Ratio of Expenses to Average Net Assets	0.52%	0.52%	0.52%		0.52%		0.52%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	0.13%	0.05%		(0.10%	)	(0.11% )

Portfolio Turnover Rate	72.15%	83.42%	71.24%		63.21%		43.37%

International Growth Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.48	$1.32	$1.09	$0.79	$0.91
Income from Investment Operations:
Net Investment Income	0.02	0.01	0.01	0.01	—
Net Realized and Unrealized Gains (Losses) on Investments	0.29	0.23	0.23	0.30	(0.12)

Total from Investment Operations	0.31	0.24	0.24	0.31	(0.12)

Less Distributions:
Distributions from Net Investment Income	—	(0.01)	(0.01)	(0.01)	—
Distributions from Realized Gains on Investments	(0.02)	(0.07)	—	—	—

Total Distributions	(0.02)	(0.08)	(0.01)	(0.01)	—

Net Asset Value, End of Period	$1.77	$1.48	$1.32	$1.09	$0.79

Total Return(d)	21.48%	18.00%	21.59%	38.99%	(12.34% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$272,882	$167,550	$110,498	$66,690	$35,373

Ratio of Gross Expenses to Average Net Assets	0.86%	0.95%	0.98%	1.25%	1.15%

Ratio of Net Expenses to Average Net Assets	0.86%	0.95%	0.98%	1.10%	1.10%

Ratio of Net Investment Income (Loss) to Average Net Assets	1.14%	1.01%	0.81%	0.79%	0.62%

Portfolio Turnover Rate	82.62%	70.60%	70.84%	58.09%	27.28%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Franklin Templeton International Equity Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.81	$1.65	$1.41	$1.02	$1.26
Income from Investment Operations:
Net Investment Income	0.05	0.04	0.03	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	0.51	0.15	0.24	0.38	(0.24)

Total from Investment Operations	0.56	0.19	0.27	0.41	(0.22)

Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Distributions from Realized Gains on Investments	—	—	—	—	—

Total Distributions	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)

Net Asset Value, End of Period	$2.33	$1.81	$1.65	$1.41	$1.02

Total Return(d)	30.90%	11.52%	19.33%	40.46%	(17.40% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$1,556,230	$1,139,260	$980,977	$795,707	$563,102

Ratio of Gross Expenses to Average Net Assets(f)	0.71%	0.71%	0.72%	0.74%	0.74%

Ratio of Net Expenses to Average Net Assets(f)	0.70%	0.71%	0.72%	0.74%	0.74%

Ratio of Net Investment Income (Loss) to Average Net Assets	2.53%	2.24%	2.23%	2.33%	1.72%

Portfolio Turnover Rate	12.15%	3.71%	18.65%	24.87%	30.94%

AllianceBernstein Mid Cap Value Portfolio	For the Year Ended December 31,			For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2006	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.45	$1.45	$1.32	$1.00
Income from Investment Operations:
Net Investment Income	0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.20	0.08	0.22	0.32

Total from Investment Operations	0.22	0.09	0.23	0.33

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.01)	(0.01)	(0.00	)(e)
Distributions from Realized Gains on Investments	(0.12)	(0.08)	(0.09)	(0.01)

Total Distributions	(0.14)	(0.09)	(0.10)	(0.01)

Net Asset Value, End of Period	$1.53	$1.45	$1.45	$1.32

Total Return(d)	14.49%	5.46%	18.67%	33.16%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$131,016	$97,557	$72,131	$44,091

Ratio of Gross Expenses to Average Net Assets	0.87%	0.87%	0.89%	0.94%	(c)

Ratio of Net Expenses to Average Net Assets	0.87%	0.87%	0.89%	0.93%	(c)

Ratio of Net Investment Income (Loss) to Average Net Assets	1.26%	0.61%	1.00%	0.70%	(c)

Portfolio Turnover Rate	43.75%	31.15%	33.05%	9.68%

(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Franklin Templeton International Equity Portfolio, total return includes the effect of a management fee waiver from November 15, 2006. In the absence of such fee waiver, the total return would be less.
(e)	Amount is less than $0.005.
(f)	For the Franklin Templeton International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.55	$1.46	$1.28	$0.95	$1.12
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.14	0.15	0.19	0.33	(0.17)

Total from Investment Operations	0.16	0.17	0.20	0.34	(0.16)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	(0.10)	(0.07)	(0.01)	—	—

Total Distributions	(0.12)	(0.08)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.59	$1.55	$1.46	$1.28	$0.95

Total Return(d)	10.04%	12.37%	16.26%	35.01%	(14.54% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$533,740	$490,626	$426,827	$342,500	$225,410

Ratio of Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.27%	0.28%

Ratio of Net Investment Income to Average Net Assets	1.42%	1.26%	0.96%	0.92%	0.86%

Portfolio Turnover Rate	12.43%	18.63%	16.46%	9.74%	15.60%

Janus Capital Appreciation Portfolio	For the Year Ended December 31,				For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2006	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.63	$1.43	$1.20		$1.00
Income from Investment Operations:
Net Investment Income	0.01	—	0.00	(e)	—
Net Realized and Unrealized Gains (Losses) on Investments	0.07	0.25	0.23		0.20

Total from Investment Operations	0.08	0.25	0.23		0.20

Less Distributions:
Distributions from Net Investment Income	(0.01)	—	—		0.00	(e)
Distributions from Realized Gains on Investments	(0.08)	(0.05)	—		0.00	(e)

Total Distributions	(0.09)	(0.05)	—		0.00	(e)

Net Asset Value, End of Period	$1.62	$1.63	$1.43		$1.20

Total Return(d)	4.88%	17.00%	19.67%		19.90%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$138,581	$132,679	$56,690		$36,730

Ratio of Gross Expenses to Average Net Assets	0.81%	0.82%	0.84%		0.90%	(c)

Ratio of Net Expenses to Average Net Assets	0.81%	0.82%	0.84%		0.89%	(c)

Ratio of Net Investment Income to Average Net Assets	0.38%	0.18%	(0.03%	)	0.07%	(c)

Portfolio Turnover Rate	61.84%	45.20%	25.42%		33.68%

(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$2.11	$1.98	$1.87	$1.59	$2.03
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.19	0.13	0.11	0.28	(0.43)

Total from Investment Operations	0.21	0.15	0.12	0.29	(0.42)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)
Distributions from Realized Gains on Investments	—	—	—	—	—

Total Distributions	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)

Net Asset Value, End of Period	$2.30	$2.11	$1.98	$1.87	$1.59

Total Return(d)	9.57%	7.71%	6.67%	18.94%	(20.83% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$735,055	$702,526	$686,849	$665,871	$551,421

Ratio of Expenses to Average Net Assets	0.43%	0.43%	0.43%	0.43%	0.43%

Ratio of Net Investment Income to Average Net Assets	0.94%	0.78%	1.07%	0.77%	0.76%

Portfolio Turnover Rate	36.05%	31.74%	34.53%	40.89%	28.06%

Large Cap Core Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.22	$1.14	$1.07	$0.87	$1.22
Income from Investment Operations:
Net Investment Income	0.02	0.01	0.02	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.12	0.09	0.06	0.20	(0.35)

Total from Investment Operations	0.14	0.10	0.08	0.21	(0.34)

Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	—	—	—	—	—

Total Distributions	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.35	$1.22	$1.14	$1.07	$0.87

Total Return(d)	11.49%	8.46%	8.16%	24.05%	(28.20% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$535,453	$494,020	$469,935	$447,554	$365,944

Ratio of Expenses to Average Net Assets	0.44%	0.44%	0.44%	0.46%	0.58%

Ratio of Net Investment Income to Average Net Assets	1.25%	1.15%	1.41%	1.07%	0.85%

Portfolio Turnover Rate	39.39%	32.23%	33.64%	58.90%	29.20%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Capital Guardian Domestic Equity Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.13	$1.14	$1.00	$0.76	$0.97
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.02	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.17	0.07	0.15	0.24	(0.21)

Total from Investment Operations	0.19	0.09	0.17	0.25	(0.20)

Less Distributions:
Distributions from Net Investment Income	—	(0.02)	(0.01)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	(0.01)	(0.08)	(0.02)	—	—

Total Distributions	(0.01)	(0.10)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.31	$1.13	$1.14	$1.00	$0.76

Total Return(d)	16.56%	8.04%	16.85%	34.41%	(21.24% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$409,836	$273,934	$211,977	$136,099	$74,274

Ratio of Gross Expenses to Average Net Assets	0.58%	0.60%	0.62%	0.67%	0.70%

Ratio of Net Expenses to Average Net Assets	0.58%	0.60%	0.62%	0.67%	0.70%

Ratio of Net Investment Income to Average Net Assets	1.99%	1.77%	1.63%	1.84%	1.54%

Portfolio Turnover Rate	31.59%	35.19%	32.97%	29.20%	22.42%

T. Rowe Price Equity Income Portfolio	For the Year Ended December 31,			For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2006	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.33	$1.35	$1.22	$1.00
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.24	0.04	0.17	0.23

Total from Investment Operations	0.26	0.06	0.19	0.24

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)	(0.02)	(0.01)
Distributions from Realized Gains on Investments	(0.04)	(0.06)	(0.04)	(0.01)

Total Distributions	(0.06)	(0.08)	(0.06)	(0.02)

Net Asset Value, End of Period	$1.53	$1.33	$1.35	$1.22

Total Return(d)	19.15%	4.19%	15.16%	23.64%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$200,507	$132,923	$89,747	$47,664

Ratio of Gross Expenses to Average Net Assets	0.67%	0.68%	0.69%	0.77%	(c)

Ratio of Net Expenses to Average Net Assets	0.67%	0.68%	0.69%	0.75%	(c)

Ratio of Net Investment Income to Average Net Assets	1.88%	1.76%	1.74%	1.88%	(c)

Portfolio Turnover Rate	15.50%	16.01%	15.21%	27.27%

(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$2.97	$2.94	$2.72	$2.17	$2.87
Income from Investment Operations:
Net Investment Income	0.06	0.05	0.05	0.04	0.03
Net Realized and Unrealized Gains (Losses) on Investments	0.39	0.08	0.24	0.56	(0.64)

Total from Investment Operations	0.45	0.13	0.29	0.60	(0.61)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	(0.04)	(0.04)	(0.03)
Distributions from Realized Gains on Investments	(0.11)	(0.05)	(0.03)	(0.01)	(0.06)

Total Distributions	(0.16)	(0.10)	(0.07)	(0.05)	(0.09)

Net Asset Value, End of Period	$3.26	$2.97	$2.94	$2.72	$2.17

Total Return(d)	15.62%	4.72%	10.70%	28.43%	(22.07% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$2,081,399	$1,903,641	$1,904,122	$1,756,120	$1,362,881

Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.21%

Ratio of Net Investment Income to Average Net Assets	1.78%	1.68%	1.83%	1.59%	1.40%

Portfolio Turnover Rate	4.47%	5.36%	3.45%	2.44%	6.55%

Asset Allocation Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.16	$1.12	$1.02	$0.86	$0.97
Income from Investment Operations:
Net Investment Income	0.03	0.02	0.02	0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.08	0.06	0.08	0.16	(0.11)

Total from Investment Operations	0.11	0.08	0.10	0.18	(0.10)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)	—	(0.02)	(0.01)
Distributions from Realized Gains on Investments	(0.03)	(0.02)	—	—	—

Total Distributions	(0.05)	(0.04)	—	(0.02)	(0.01)

Net Asset Value, End of Period	$1.22	$1.16	$1.12	$1.02	$0.86

Total Return(d)	9.91%	6.99%	10.02%	20.63%	(10.26% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$281,863	$244,807	$196,568	$130,478	$87,260

Ratio of Gross Expenses to Average Net Assets	0.59%	0.61%	0.64%	0.73%	0.87%

Ratio of Net Expenses to Average Net Assets	0.59%	0.61%	0.64%	0.73%	0.75%

Ratio of Net Investment Income to Average Net Assets	2.53%	2.18%	1.90%	1.83%	2.18%

Portfolio Turnover Rate	86.85% (g)	90.04% (g)	116.65%	103.77%	112.73%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Balanced Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.86	$1.87	$1.85	$1.62	$1.82
Income from Investment Operations:
Net Investment Income	0.06	0.05	0.05	0.05	0.06
Net Realized and Unrealized Gains (Losses) on Investments	0.12	0.02	0.09	0.24	(0.20)

Total from Investment Operations	0.18	0.07	0.14	0.29	(0.14)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	(0.05)	(0.06)	(0.06)
Distributions from Realized Gains on Investments	(0.02)	(0.03)	(0.07)	—	—

Total Distributions	(0.07)	(0.08)	(0.12)	(0.06)	(0.06)

Net Asset Value, End of Period	$1.97	$1.86	$1.87	$1.85	$1.62

Total Return(d)	10.42%	3.59%	7.89%	17.99%	(7.54% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$2,949,632	$2,905,741	$2,983,179	$2,891,488	$2,561,529

Ratio of Expenses to Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Investment Income to Average Net Assets	3.11%	2.85%	2.71%	2.74%	3.08%

Portfolio Turnover Rate	70.12% (g)	80.21% (g)	100.02%	69.56%	53.12%

High Yield Bond Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003		2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$0.72	$0.76	$0.73	$0.56		$0.65
Income from Investment Operations:
Net Investment Income	0.05	0.05	0.05	0.05		0.07
Net Realized and Unrealized Gains (Losses) on Investments	0.01	(0.04)	0.03	0.12		(0.09)

Total from Investment Operations	0.06	0.01	0.08	0.17		(0.02)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	(0.05)	(0.00	)(e)	(0.07)
Distributions from Realized Gains on Investments	—	—	—	—		—

Total Distributions	(0.05)	(0.05)	(0.05)	(0.00	)(e)	(0.07)

Net Asset Value, End of Period	$0.73	$0.72	$0.76	$0.73		$0.56

Total Return(d)	9.77%	1.39%	12.76%	29.06%		(2.89% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$276,639	$244,554	$229,312	$199,371		$137,553

Ratio of Expenses to Average Net Assets	0.47%	0.48%	0.50%	0.52%		0.54%

Ratio of Net Investment Income to Average Net Assets	7.00%	7.16%	7.42%	8.66%		10.37%

Portfolio Turnover Rate	80.94%	118.63%	162.00%	182.10%		89.20%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.20	$1.23	$1.26	$1.27	$1.20
Income from Investment Operations:
Net Investment Income	0.05	0.05	0.05	0.05	0.05
Net Realized and Unrealized Gains (Losses) on Investments	—	(0.03)	0.01	0.02	0.09

Total from Investment Operations	0.05	0.02	0.06	0.07	0.14

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.04)	(0.05)	(0.05)	(0.06)
Distributions from Realized Gains on Investments	—	(0.01)	(0.04)	(0.03)	(0.01)

Total Distributions	(0.05)	(0.05)	(0.09)	(0.08)	(0.07)

Net Asset Value, End of Period	$1.20	$1.20	$1.23	$1.26	$1.27

Total Return(d)	3.74%	2.22%	4.75%	5.49%	12.09%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$924,457	$786,544	$661,027	$621,325	$584,018

Ratio of Expenses to Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Investment Income to Average Net Assets	4.85%	4.34%	3.99%	4.03%	5.01%

Portfolio Turnover Rate	169.55% (g)	179.05% (g)	213.87%	137.05%	184.37%

Money Market Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2006	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.05	0.03	0.01	0.01	0.02

Total from Investment Operations	0.05	0.03	0.01	0.01	0.02

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)

Total Distributions	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(d)	4.86%	2.98%	1.43%	1.23%	1.65%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$390,589	$339,858	$344,468	$399,873	$501,313

Ratio of Gross Expenses to Average Net Assets(f)	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Expenses to Average Net Assets(f)	0.30%	0.30%	0.00%	0.00%	0.27%

Ratio of Net Investment Income to Average Net Assets	4.77%	2.94%	1.41%	1.23%	1.63%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Money Market Portfolio, total return includes the effect of a management fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004. In the absence of such fee waiver, the total return would be less.
(f)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). The fee waiver ended on December 31, 2004.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Notes to Financial Statements

Northwestern Mutual Series Fund, Inc.

December 31, 2006

Note 1 — Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

Effective August 3, 2006, the Board of Directors approved an increase in the aggregate number of shares of capital stock in the Select Bond Portfolio from 1,000,000,000 shares of capital stock to 2,000,000,000 shares of capital stock ($.01 par value per share).

Note 2 — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48. Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of the fund’s first periodic report containing the financial statement prepared in accordance with U.S. generally accepted accounting principles for the fiscal years beginning after December 15, 2006. The adoption of this standard has been postponed for calendar year end funds, funds that have a fiscal year end that begins after December 15, 2006 would implement Interpretation 48 no later than its June 29, 2007 NAV and the effects of Interpretation would be reflected in the fund’s semi-annual financial statements contained in its Form N-CSR filing. At this time, management is evaluating the implications of FIN 48. At this time, management believes the adoption of FIN 48 will have no material impact on the financial statements of the Portfolio.

On September 15, 2006, the Financial Accounting Standards Board issues Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Portfolio.

Principal accounting policies are summarized below.

Note 3 — Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) for which a NASDAQ Official Closing Price (“NOCP”) is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the final bid price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the last sale price or closing bid price if no sales have occurred. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Futures are valued at quoted settlement prices. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedures are used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 — Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Notes to Financial Statements

Notes to Financial Statements

When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 — The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 — The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio’s investment policies. For the year ended December 31, 2006, the Balanced and Select Bond Portfolios earned $516,279 and $356,815, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on the Portfolio’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income by the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. As of December 31, 2006, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Value of Securities on Loan	Value of Collateral
Balanced	$102,217,138	$105,516,375
Select Bond	43,869,258	45,445,750

As of December 31, 2006, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio’s Statement of Assets and Liabilities.

Note 7 — The Asset Allocation, Balanced and Select Bond Portfolios have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. As of December 31, 2006, the following mortgage dollar rolls were outstanding:

Portfolio	Cost	Value	Obligation Liability
Asset Allocation	$6,426,605	$6,400,195	$6,437,168
Balanced	149,331,645	148,789,945	149,579,646
Select Bond	86,977,001	86,624,641	87,119,134

The obligation liability is included in Due on Purchase of Securities and Securities Lending Collateral on the Portfolio’s Statement of Assets and Liabilities. Securities subject to these agreements had a contractual maturity of 1/1/37. The weighted average interest rate was 5.99% for the Asset Allocation Portfolio, 6.06% for the Balanced Portfolio, and 5.94% for the Select Bond Portfolio.

Notes to Financial Statements

Notes to Financial Statements

Note 8 — Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2006, transactions in securities other than money market investments were:

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Small Cap Growth Stock	$398,228	$—	$455,022	$—
T. Rowe Price Small Cap Value	96,192	—	59,399	—
Aggressive Growth Stock	830,398	—	1,015,979	—
International Growth	239,352	—	176,229	—
Franklin Templeton International Equity	256,082	—	150,625	—
AllianceBernstein Mid Cap Value	65,783	—	47,033	—
Index 400 Stock	59,794	—	77,608	—
Janus Capital Appreciation	77,044	—	75,754	—
Growth Stock	239,400	—	285,242	—
Large Cap Core Stock	192,629	—	229,753	—
Capital Guardian Domestic Equity	189,486	—	101,004	—
T. Rowe Price Equity Income	58,276	—	23,495	—
Index 500 Stock	86,089	—	176,779	—
Asset Allocation	158,407	64,027	152,561	61,104
Balanced	1,398,368	1,019,326	1,231,815	1,008,474
High Yield Bond	220,390	—	196,195	—
Select Bond	952,299	849,194	753,592	853,321

Note 9 — The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
T. Rowe Price Small Cap Value	.85%
AllianceBernstein Mid Cap Value	.85%
Index 400 Stock	.25%
Index 500 Stock	.20%
Balanced	.30%
Select Bond	.30%
Money Market	.30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess
Small Cap Growth Stock	.80%	.65%	.50%
Aggressive Growth Stock	.80%	.65%	.50%
Franklin Templeton International Equity	.85%	.65%	.65%
Growth Stock	.60%	.50%	.40%
Large Cap Core Stock	.60%	.50%	.40%
High Yield Bond	.60%	.50%	.40%

Portfolio	First $100 Million	Next $150 Million	Excess
International Growth	.75%	.65%	.55%
Capital Guardian Domestic Equity	.65%	.55%	.50%
Asset Allocation	.60%	.50%	.40%

Portfolio	First $500 Million	Excess
T. Rowe Price Equity Income	.65%	.60%

Portfolio	First $100 Million	Next $400 Million	Excess
Janus Capital Appreciation	.80%	.75%	.70%

Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that total operating expenses will not exceed the following amounts:

Portfolio		Expiration
T. Rowe Price Small Cap Value	1.00%	April 30, 2007
International Growth	1.10%	April 30, 2007
AllianceBernstein Mid Cap Value	1.00%	December 31, 2008
Janus Capital Appreciation	0.90%	December 31, 2008
Capital Guardian Domestic Equity	0.75%	April 30, 2007
T. Rowe Price Equity Income	0.75%	December 31, 2008
Asset Allocation	0.75%	April 30, 2007

With respect to the Franklin Templeton International Equity Portfolio, MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% (80 basis points) on the Portfolio’s first $50 million of assets, 0.60% (60 basis points) on Portfolio assets from $50 million to $1 billion, 0.58% (58 basis points) on assets from $1 billion to $1.5 billion, and 0.51% (51 basis points) on Portfolio assets in excess of $1.5 billion (the latter waiver

Notes to Financial Statements

Notes to Financial Statements

was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2008.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2006, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Small Cap Growth Stock	$2,710
T. Rowe Price Small Cap Value	4,779
Aggressive Growth Stock	4,630
AllianceBernstein Mid Cap Value	3,224
Index 400 Stock	5,248
Janus Capital Appreciation	4,663
Growth Stock	3,066
Large Cap Core Stock	2,854
Capital Guardian Domestic Equity	3,000
T. Rowe Price Equity Income	2,337
Index 500 Stock	6,730
Asset Allocation	4,161
High Yield Bond	3,622

T. Rowe Price Associates, Inc. (“T. Rowe Price”), Templeton Investment Counsel, LLC. (“Templeton Counsel”), Alliance Capital Management L.P., (“Alliance Capital Management”), Janus Capital Management, LLC (“Janus Capital”) and Capital Guardian Trust Company (“Capital Guardian”) have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. MSA pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio’s average daily net assets. MSA pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. Effective November 15, 2006 MSA pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel, .35% on the next $50 million, .30% on the next $350 million, .25% on the next $500, .20% on the next $500 million and .15% in excess of $1.5 billion. MSA pays Alliance Capital Management .72% on the first $25 million of the Portfolio’s assets, .54% on the next $225 million, and .50% in excess of $250 million, with a minimum amount of $16,000. MSA pays Janus Capital .55% on the first $100 million of the Portfolio’s assets, .50% on the next $400 million, and .45% on assets in excess of $500 million. MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less and .275% on net assets in excess of $100 million. For the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price .40% of the Portfolio’s assets, reduced to .35% on assets in excess of $500 million.

Note 10 — Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Notes to Financial Statements

Notes to Financial Statements

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios’ post-October losses and capital loss carryovers as of December 31, 2006 is provided below:

	Post-October Losses		Capital Loss Carryovers
Portfolio	Capital	Foreign Currency	Amount	Expiration	Utilized in 2005
	(Amounts in Thousands)
Small Cap Growth Stock	$—	$—	$—	—	$—
T. Rowe Price Small Cap Value	—	—	—	—	—
Aggressive Growth Stock	—	—	—	—	—
International Growth	—	3	—	—	—
Franklin Templeton International Equity	—	—	—	—	51,116
AllianceBernstein Mid Cap Value	—	—	—	—	—
Index 400 Stock	—	—	—	—	—
Janus Capital Appreciation	—	—	—	—	—
Growth Stock	—	—	9,516	2010	46,599
Large Cap Core Stock	—	—	127,109	2010 – 2012	34,806
Capital Guardian Domestic Equity	—	—	—	—	—
T. Rowe Price Equity Income	—	—	—	—	—
Index 500 Stock	—	—	—	—	—
Asset Allocation	—	—	—	—	—
Balanced	—	—	—	—	—
High Yield Bond	43	—	68,644	2007 – 2014	—
Select Bond	273	—	19,819	2013 – 2014	—
Money Market	—	—	13	2010 – 2014	—

Note 11 — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund when applicable.

Note 12 — Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the year ended December 31, 2006 and the year ended December 31, 2005 are summarized below:

Portfolio	2006 Reimbursements	2005 Reimbursements
International Growth	$253,538	$171,628
Franklin Templeton International Equity	2,840,171	2,222,987

Notes to Financial Statements

Notes to Financial Statements

Note 13 — Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 were as follows:

	2006 Distributions Paid From:		2005 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in Thousands)
Small Cap Growth Stock	$2,905	$64,047	$—	$4,453
T. Rowe Price Small Cap Value	1,593	9,368	3,933	2,549
Aggressive Growth Stock	1,541	28,368	602	—
International Growth	451	3,118	1,525	7,104
Franklin Templeton International Equity	22,771	—	18,202	—
AllianceBernstein Mid Cap Value	1,411	8,997	1,260	4,078
Index 400 Stock	7,914	29,514	6,166	18,491
Janus Capital Appreciation	514	6,622	157	3,553
Growth Stock	5,333	—	7,061	—
Large Cap Core Stock	5,437	—	6,143	—
Capital Guardian Domestic Equity	1,088	2,506	5,979	16,490
T. Rowe Price Equity Income	3,539	3,806	2,894	4,156
Index 500 Stock	31,371	69,507	33,460	31,663
Asset Allocation	4,818	6,398	3,232	3,390
Balanced	85,455	28,598	103,327	16,150
High Yield Bond	16,968	—	15,557	—
Select Bond	31,072	—	29,345	—
Money Market	17,568	—	10,092	—

As of December 31 2006, the tax basis amounts were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in Thousands)
Small Cap Growth Stock	$3,407	$45,726	$—	$58,653
T. Rowe Price Small Cap Value	4,991	15,138	—	77,404
Aggressive Growth Stock	9,438	106,812	—	121,394
International Growth	2,681	24,164	(3)	54,786
Franklin Templeton International Equity	33,123	21,645	—	557,328
AllianceBernstein Mid Cap Value	793	1,272	—	17,188
Index 400 Stock	8,655	29,670	—	102,602
Janus Capital Appreciation	6	234	—	24,506
Growth Stock	6,654	—	(9,516)	133,419
Large Cap Core Stock	6,345	—	(127,109)	111,431
Capital Guardian Domestic Equity	10,842	15,394	—	58,086
T. Rowe Price Equity Income	116	1,691	—	31,950
Index 500 Stock	35,782	76,175	—	644,557
Asset Allocation	7,635	12,906	—	30,520
Balanced	91,695	50,251	—	798,774
High Yield Bond	17,943	—	(68,687)	4,910
Select Bond	40,738	—	(20,092)	(6,214)

Note 14 — Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2006, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006, respectively, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 14, 2007

Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available (i) on the Commission’s website at http://www.sec.gov and (ii) at the Commission’s Public Reference Room.

Proxy Voting and Portfolio Holdings

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2006. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors
Name Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William A. McIntosh (67) 720 East Wisconsin Avenue Milwaukee, WI 53202	Director	Since 1997	18	MGIC Investment Corporation

Principal Occupation During Past 5 Years: Financial consulting. Adjunct Faculty Member, Howard University (1998-2004)
Michael G. Smith (62) 720 East Wisconsin Avenue Milwaukee, WI 53202	Director	Since 2003	18	Trustee of Ivy Fund (26 portfolios)

Principal Occupation During Past 5 Years: Private investor; retired since 1999
Miriam M. Allison (59) 720 East Wisconsin Avenue Milwaukee, WI 53202	Director	Since 2006	18	None

Principal Occupation During Past 5 Years: Rancher since 2004. Real estate developer since 2002. From 2001 to 2005, Chairman of UMB Fund
Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Other Directors
Name Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore (61) 720 East Wisconsin Avenue Milwaukee, WI 53202	Chairman and Director	Since 2000	18	Manpower, Inc.; Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001

Director and Officer Information (Unaudited)

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

Executive Officers
Name Age and Address	Position	Length of Time Served
Mark G. Doll (57) 720 East Wisconsin Avenue Milwaukee, WI 53202	President	Since 2003

Principal Occupation During Past 5 Years: Senior Vice President of Northwestern Mutual; President and Director of Mason Street Advisors, LLC
since 2002; Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC from 1998 to 2001
Walter M. Givler (49) 720 East Wisconsin Avenue Milwaukee, WI 53202	Vice President; Chief Financial Officer & Treasurer	Since 2003

Principal Occupation During Past 5 Years: Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and
Associate Controller 2002; Associate Controller from 2001-2002; prior thereto, Director of New Business, Large Case Division
Kate M. Fleming (44) 720 East Wisconsin Avenue Milwaukee, WI 53202	Vice President-Operations	Since 2004

Principal Occupation During Past 5 Years: Vice President-Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual
Barbara E. Courtney (49) 720 East Wisconsin Avenue Milwaukee, WI 53202	Controller	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto Associate Director
Michael W. Zielinski (32) 720 East Wisconsin Avenue Milwaukee, WI 53202	Chief Compliance Officer	Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004-2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, US Bancorp Fund
Services, LLC (mutual fund service provider) from 2001 to 2003
Randy M. Pavlick (47) 720 East Wisconsin Avenue Milwaukee, WI 53202	Secretary	Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors,
LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Financial Services, Inc. (formerly Sunstone Financial Group,
Inc.) (mutual fund service provider) from 1993 to 2004

Director and Officer Information (Unaudited)

Continuance of Certain Investment Sub-Advisory Agreements

At least annually, the Board of Directors of the Northwestern Mutual Series Fund, Inc. (the “Series Fund”), including its Independent Directors, considers and votes upon the renewal of the investment advisory agreement between the Series Fund and Mason Street Advisors, LLC (“MSA”), and the sub-advisory agreements between MSA and each of the sub-advisors for those Portfolios for which MSA has appointed a sub-advisor. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the investment advisory agreement and each of the sub-advisory agreements on a staggered basis throughout the year.

At its August 2006 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Sub-Advisory Agreements between MSA and AllianceBernstein, L.P. (“AllianceBernstein”) relating to the AllianceBernstein Mid Cap Value Portfolio, and between MSA and Janus Capital Management LLP (“Janus”) relating to the Janus Capital Appreciation Portfolio. At its November 2006 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the Sub-Advisory Agreements between MSA and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios. AllianceBernstein, Janus and T. Rowe Price are collectively referred to herein as the “Sub-Advisors” and their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios.” (The continuation of the investment advisory agreement between the Series Fund and MSA is typically considered at the Board’s February meeting, and the sub-advisory agreements relating to the Franklin Templeton International Portfolio and the Capital Guardian Domestic Equity Portfolio are considered at the May meeting. The actions of the Series Fund Board with respect to those Portfolios will be discussed in the Series Fund’s semi-annual report.)

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of the Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In determining whether to approve the continuance of the Sub-Advisory Agreements on behalf of the Series Fund, the directors requested and received detailed information from MSA and the Sub-Advisors to assist them in their evaluation. In addition to the information provided to them at the meetings by MSA and the Sub-Advisors, and the in-person presentations of representatives of the Sub-Advisors, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisors and their interactions with representatives of MSA, its affiliates and the Sub-Advisors throughout the year.

While particular focus is given to an evaluation of the services, performance, fees, costs, and certain other relevant information under the Sub-Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisors and the nature, extent and quality of the services they provide the Sub-Advised Portfolios, and the related performance, costs and expenses, is an ongoing one. As a result, the directors’ consideration of the nature, extent and quality of services, and the performance, costs and expenses, included deliberations at other meetings in addition to the annual renewal meeting. The directors evaluated the information they deemed relevant on a Portfolio by Portfolio basis.

No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Advisor’s services, factors considered by the directors included the Sub-Advisor’s investment personnel, the experience of the portfolio managers of the Sub-Advised Portfolios, and any changes in professional and compliance personnel. The directors also considered the scope of the services provided by the Sub-Advisors, the Sub-Advisors’ experience, and the performance of the Sub-Advised Portfolios. Consideration was given to the Sub-Advisors’ reputations as leaders in providing investment management services. The directors noted that there were no significant changes in the services provided by the Sub-Advisors or the investment personnel providing those services. Based on their review of these factors and their experience with the services provided by the Sub-Advisors for the respective Sub-Advised Portfolios, the directors concluded that they were satisfied with the nature, extent and quality of services provided by the Sub-Advisors on behalf of the respective Sub-Advised Portfolios.

Investment Performance. The directors considered the investment performance of each of the Sub-Advised Portfolios over a variety of periods. In addition to absolute performance for each Sub-Advised Portfolio for both short and long-term periods, the directors were provided with (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year performance to the returns of appropriate peer groups created by an independent research firm, certain benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Sub-Advised Portfolio, and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and considered independent rankings and ratings, to provide an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors also considered the performance of accounts managed in a similar manner by certain of the Sub-Advisors and explanations from the Sub-Advisors regarding any significant differences in the performance of those accounts with the respective Sub-Advised Portfolios. In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary and portfolio analysis they received periodically throughout the year.

Based on its review of the various measures and periods of investment performance for these Portfolios, the Board concluded that it was satisfied with the relative investment performance of these Portfolios over time. Regarding the relative shorter-term performance of certain of the Sub-Advised Portfolios, the Board considered the Sub-Advisor’s explanations for the performance and

Continuance of Certain Investment Sub-Advisory Agreements

Continuance of Certain Investment Sub-Advisory Agreements

any steps being taken in response, and concluded that the performance of these Sub-Advised Portfolios was being properly monitored.

Management Fees and Other Expenses; Costs and Profitability; Other Matters. In evaluating the management fees and total expenses paid by the Sub-Advised Portfolios, the directors considered the actual and contractual management fees and total expenses paid by each Sub-Advised Portfolio, as presented in connection with the review of the Series Fund’s investment management agreement with MSA. The directors also considered the sub-advisory fees, which fees are paid by MSA out of its management fee, including a comparison of those fees with fees charged by certain of the Sub-Advisors for similarly managed sub-advised accounts. Because the fees of the Sub-Advisors are paid by MSA, the directors also considered the information concerning costs and profitability of MSA with respect to each of the Sub-Advised Portfolios as presented with the renewal of MSA’s investment management agreement. The directors also considered the profitability information provided by certain of the Sub-Advised Portfolios and/or other financial information relating to the Sub-Advisor and/or their affiliates. The directors considered that the sub-advisory fees were the result of arm’s length negotiations between MSA and the Sub-Advisors.

Based on its review of the management and other expenses, the comparative data, the performance of each Sub-Advised Portfolio, the profitability information available, and other factors deemed relevant by the directors, the directors concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios, were reasonable in light of the nature, scope and quality of services provided and the performance of the Portfolios.

The directors were presented with other information including information regarding brokerage commissions and practices, portfolio turnover, regulatory and litigation matters, and compliance matters and procedures. Based on a consideration of all these factors in their totality, the Board, including the Independent Directors, approved the continuation of each of the Sub-Advisory Agreements relating to the Sub-Advised Portfolios.

Continuance of Certain Investment Sub-Advisory Agreements

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

[Attached EDGARIZED ANNUAL REPORT]

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are William A. McIntosh, Michael G. Smith and Miriam M. Allison. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2005	2006
	$303,000	$313,000

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2005	2006
	$0	$0

(c) Tax Fees

	2005	2006
	$48,126	$40,500

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2005	2006
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2005	2006
	$160,856	$53,445

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: February 8, 2007

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 8, 2007